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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2007 through June 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
          Pioneer America Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer America Income VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        6

  Financial Statements                           9

  Notes to Financial Statements                 14

  Trustees, Officers and Service Providers      18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agency Obligations      87.2%
Collateralized Mortgage Obligations      9.1%
U.S. Corporate Bonds                     3.1%
Asset Backed Securities                  0.6%

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 year            3.7%
1-3 years          13.2%
3-4 years          31.7%
4-6 years          26.3%
6-8 years          16.0%
8+ years            9.1%

Five Largest Holdings
(As a percentage of long-term holdings)

--------------------------------------------
1.  U.S. Treasury Inflation Notes,
      3.375%, 1/15/12                  6.56%
--------------------------------------------
2.  U.S. Treasury Bonds, 6.25%,
      8/15/23                          4.93
--------------------------------------------
3.  Fannie Mae, 4.92%, 7/25/20         3.95
--------------------------------------------
4.  Government National
      Mortgage Association,
      5.0%, 11/16/46                   3.63
--------------------------------------------
5.  U.S. Treasury Notes, 6.375%,
      8/15/27                          3.34
--------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value Per Share    6/30/07     12/31/06
  Class I                     $ 9.54      $ 9.71
  Class II                    $ 9.56      $ 9.72

                            Net
Distributions Per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2386       $  -              $  -
  Class II                  $ 0.2269       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                Lehman
          Pioneer America  Pioneer America      Lehman          Brothers
            Income VCT       Income VCT        Brothers       Fixed-Rate
            Portfolio,       Portfolio,       Government    Mortgage-Backed
             Class I          Class II        Bond Index    Securities Index
6/97          10,000           10,000           10,000           10,000
              10,934           10,906           11,125           10,893
6/99          11,161           11,106           11,464           11,330
              11,625           11,539           12,038           11,900
6/01          12,794           12,667           13,282           13,242
              13,856           13,684           14,452           14,432
6/03          14,943           14,727           16,091           15,257
              14,953           14,688           15,872           15,597
6/05          15,739           15,435           16,928           16,554
              15,589           15,236           16,731           16,620
6/07          16,403           16,008           17,661           17,682

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

---------------------------------
             Class I     Class II
---------------------------------
10 Years     5.07%       4.82%
5 Years      3.43%       3.19%
1 Year       5.22%       5.07%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/07       $1,000.00       $1,000.00
       Ending Account Value on 6/30/07         $1,007.00       $1,006.80
       Expenses Paid During Period*            $    3.83       $    5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% for Class I and 1.02% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer America Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/07       $1,000.00       $1,000.00
       Ending Account Value on 6/30/07         $1,020.98       $1,019.74
       Expenses Paid During Period*            $    3.86       $    5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% for Class I and 1.02% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

During a period of rising interest rates, investors in Pioneer America Income Trust, VCT Portfolio were rewarded with a relatively high level of income from a portfolio of high quality investments. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the fiscal year.

Q: How did the Portfolio perform during the six-month period, ended June 30, 2007?
A: Over the six months, Class I and II shares of Pioneer America Income Trust, VCT Portfolio produced total returns, respectively, of 0.70% and 0.68% at net asset value. For the same period, the Portfolio underperformed the Lehman Brothers Government Bond Index, which returned 1.10%, and the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 1.05%. The Portfolio outperformed the average 0.53% return generated by the 71 funds in the U.S. Government Funds category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the Portfolio's current yield was 4.94%. The Portfolio had 241 issues, and the average credit quality of the Portfolio was AAA.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the period?
A: The investment backdrop for the first half of the fiscal year can be divided into two periods. Concerns that defaults in the subprime mortgage market would result in weaker economic growth dominated market sentiment in the first quarter of 2007. When first-quarter GDP growth came in at a weak annual rate of 0.7%, many investors believed that the Federal Reserve Board would ease monetary policy and begin trimming interest rates. When it became apparent that the subprime mortgage problem was relatively contained and forecasts for second-quarter GDP growth came in at an annual rate of 3%, concerns about the potential for accelerating inflation began to influence the fixed-income markets. In this environment, market interest rates rose and the inverted yield curve began to steepen. (The yield curve shows the relationship between maturity length and yield.)

     At the end of 2006, the yield on the two-year Treasury security was 4.81% and the yield on the 10-year Treasury bond was 4.70%. By June 30, 2007, two-year Treasury yields were close to 4.86% and 10-year Treasury yields were near 5.03%, a positive spread.

Q:   How did you manage the Portfolio in this environment?
A: We believed that the slowdown in economic growth in the first quarter was a temporary mid-cycle phenomenon and that the economy would recover. When market interest rates rose, we reduced our short-term Treasury and agency exposure. Because inflation did not appear to be a problem, we pared back our holdings in TIPS (Treasury Inflation Protected Securities) and increased our diversification in the housing sector, by adding commercial mortgage-backed and multifamily housing securities, which we felt had been negatively affected by the subprime mortgage situation. When selecting securities, we tended to favor those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), which

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed--income securities. Mortgage-backed securities are also subject to pre-payments. Government guarantees apply to the underlying securities only and not to the prices and yields of the Portfolio. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     were attractively valued and offered higher yields. In general, commercial mortgage-backed securities are less vulnerable to pre-payment risk than standard mortgage pools that are collateralized by single family homes. We also purchased other government securities, such as Aid to Egypt, and those issued by the Private Export Funding Corporation (Pefco) and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Q:   What contributed to performance?
A: As yields rose, short-term securities outperformed long-term securities, and our limited position in long-term Treasuries contributed to performance. U.S Treasury securities returned about 1.0% over the six months, but 20-year Treasuries posted -1.77% for the same period. Our agency exposure also aided results. Securities issued by Fannie Mae and Freddie Mac outperformed those issued by the Government National Mortgage Association (Ginnie Mae), with 15-year obligations doing better than 30-year mortgages. Investments in Freddie Mac balloon mortgages, which have short maturities, were particularly helpful. Selling short-term TIPS and moving into longer-term TIPS also benefited performance.

Q:   What detracted from performance?
A: Investments in spread products, such as mortgage pass-through securities and commercial-backed mortgages, were disappointing as market interest rates moved higher. When interest rates rise, mortgages tend to extend duration. As a result, the Portfolio's longer duration held back results in a rising interest-rate environment. (Duration is a measure of interest-rate sensitivity. When interest rates rise, the prices on longer-duration securities tend to decline more than those of shorter-duration securities.)

Q:   What is your outlook?
A: We feel the economy has weathered the first-quarter slowdown, and we are cautiously optimistic that the subprime situation will not affect general economic growth. Given the slowdown in the housing sector and the relatively benign inflation environment, we believe that the Federal Reserve Board will leave its target interest rate at the present 5.25% level for the foreseeable future. We think the yield on the 10-year Treasury bond will remain in a trading range of 5.00% to 5.50%. If yields were to move closer to 5.50%, we would likely view that as a potential buying opportunity. Because rising oil prices show no sign of abating and given the low unemployment rate, we are concerned about the potential for higher inflation. In the near term, we are comfortable with the current asset allocation in the Portfolio but will make adjustments as market conditions change.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

   Principal
      Amount                                                                                  Value
               ASSET BACKED SECURITIES - 0.6%
               Utilities - 0.6%
               Independent Power Producer & Energy Traders - 0.6%
 $  205,552    New Valley Generation I, 7.299%, 3/15/19                                  $  224,466
                                                                                         ----------
               TOTAL ASSET BACKED SECURITIES                                             $  224,466
                                                                                         ----------
               (Cost $230,065)
               COLLATERALIZED MORTGAGE OBLIGATIONS - 9.1%
               Government - 9.1%
               Government - 9.1%
  1,600,000    Fannie Mae, 4.92%, 7/25/20                                                $1,554,853
  1,166,337    Fannie Mae, 6.3%, 4/25/19                                                  1,186,539
    183,602    Federal Home Loan Bank, 4.75%, 10/25/10                                      179,242
     87,483    Federal Home Loan Bank, 5.0%, 1/15/16                                         86,697
    116,175    Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                              115,517
    150,000    Freddie Mac, 3.8%, 1/15/18                                                   137,430
    350,000    Freddie Mac, 5.5%, 7/15/28                                                   347,810
                                                                                         ----------
                                                                                         $3,608,088
                                                                                         ----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                 $3,608,088
                                                                                         ----------
               (Cost $3,698,164)
               CORPORATE BONDS - 3.0%
               Banks - 1.2%
               Diversified Banks - 1.2%
    500,000    Farmer Mac GTD, 5.125%, 4/19/17 (144A)                                    $  483,550
                                                                                         ----------
               Total Banks                                                               $  483,550
                                                                                         ----------
               Diversified Financials - 1.8%
               Other Diversified Financial Services - 0.6%
    250,000    Aid-Egypt, 4.45%, 9/15/15                                                 $  234,418
                                                                                         ----------
               Specialized Finance - 1.2%
    250,000    Private Export Funding, 3.375%, 2/15/09                                   $  243,072
    250,000    Private Export Funding, 6.07%, 4/30/11                                       257,003
                                                                                         ----------
                                                                                         $  500,075
                                                                                         ----------
               Total Diversified Financials                                              $  734,493
                                                                                         ----------
               TOTAL CORPORATE BONDS                                                     $1,218,043
                                                                                         ----------
               (Cost $1,245,066)
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 86.2%
               Government - 86.2%
    171,028    Fannie Mae, 5.5%, 6/1/23                                                  $  167,218
    260,000    Federal Farm Credit Bank, 3.375%, 3/16/09                                    252,248
    250,000    Federal Farm Credit Bank, 4.45%, 6/1/15                                      234,739
    400,000    Federal Farm Credit Bank, 4.9%, 3/17/14                                      385,361
    250,000    Federal Farm Credit Bank, 5.0%, 10/23/09                                     248,946
    100,000    Federal Farm Credit Bank, 5.3%, 9/28/15                                       97,086
    100,000    Federal Farm Credit Bank, 5.88%, 9/8/08                                      100,677
    250,000    Federal Home Loan Bank, 4.0%, 2/12/10                                        242,693
    250,000    Federal Home Loan Bank, 4.25%, 10/10/08                                      247,013

6  The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount                                                                                  Value
               U.S. Government Agency Obligations (Cont.)
 $  250,000    Federal Home Loan Bank, 4.25%, 2/16/10                                    $  244,295
    300,000    Federal Home Loan Bank, 4.43%, 4/7/08                                        297,952
    200,000    Federal Home Loan Bank, 4.5%, 11/15/12                                       192,556
    500,000    Federal Home Loan Bank, 4.75%, 12/10/10                                      492,534
    303,000    Federal Home Loan Bank, 5.0%, 12/14/18                                       284,735
    200,000    Federal Home Loan Bank, 5.3%, 10/23/08                                       199,706
    100,000    Federal Home Loan Bank, 5.375%, 5/18/16                                       99,502
    475,760    Federal Home Loan Mortgage Corp., 5.0%, 1/1/36 - 3/1/36                      446,790
    250,000    Federal Home Loan Mortgage Corp., 5.25%, 4/3/12                              247,660
  1,147,825    Federal Home Loan Mortgage Corp., 5.5%, 9/1/34 - 3/1/37                    1,109,079
  1,384,596    Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 3/1/33                   1,379,596
    418,773    Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 7/1/32                      426,854
    220,357    Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 - 10/1/46                     226,793
     24,030    Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                25,066
    188,720    Federal National Mortgage Association, 4.5%, 4/1/19                          179,552
    807,471    Federal National Mortgage Association, 5.0%, 3/1/09 - 5/1/37                 764,979
    602,393    Federal National Mortgage Association, 5.448%, 8/1/36                        600,898
  1,982,345    Federal National Mortgage Association, 5.5%, 4/1/18 - 12/1/34              1,936,782
     47,968    Federal National Mortgage Association, 5.72%, 2/1/29                          47,454
    143,307    Federal National Mortgage Association, 5.9% 7/1/28                           142,923
  1,091,326    Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/36              1,085,437
    250,000    Federal National Mortgage Association, 6.07%, 5/12/16                        250,633
    952,614    Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34                 969,578
    162,840    Federal National Mortgage Association, 7.0%, 9/1/18 - 1/1/32                 169,033
     10,975    Federal National Mortgage Association, 7.5%, 2/1/31                           11,463
     16,315    Federal National Mortgage Association, 9.0%, 4/1/33                           17,169
    240,000    Financing Corp., 10.35%, 8/3/18                                              336,105
  1,279,930    Government National Mortgage Association, 4.5%, 4/15/20 - 5/20/36          1,181,583
  2,947,141    Government National Mortgage Association, 5.0%, 7/15/17 - 11/16/46         2,821,738
  1,254,393    Government National Mortgage Association, 5.5%, 6/15/17 - 10/15/34         1,227,632
    156,828    Government National Mortgage Association, 5.72%, 1/15/29 - 10/15/29          154,566
  2,587,346    Government National Mortgage Association, 6.0%, 6/20/16 - 9/15/34          2,585,211
  1,231,420    Government National Mortgage Association, 6.5%, 4/15/17 - 1/15/34          1,257,335
    366,691    Government National Mortgage Association, 7.0%, 1/15/26 - 5/15/32            382,238
     70,425    Government National Mortgage Association, 7.5%, 10/15/22 - 1/15/32            73,744
      1,665    Government National Mortgage Association, 8.0%, 8/20/25                        1,759
     81,088    Government National Mortgage Association I, 6.0%, 2/15/29                     80,963
    241,049    Government National Mortgage Association II, 5.0%, 12/20/18                  233,491
    778,885    Government National Mortgage Association II, 5.5%, 7/20/19 - 11/20/34        759,847
    160,006    Government National Mortgage Association II, 5.9%, 2/20/28                   158,982
    285,449    Government National Mortgage Association II, 6.0%, 12/20/18 - 11/20/33       285,361
     20,414    Government National Mortgage Association II, 6.5%, 8/20/28                    20,864
     85,359    Government National Mortgage Association II, 7.0%, 5/20/26 - 1/20/31          88,780
    250,000    Tennessee Valley Authority, 4.75%, 8/1/13                                    242,300
     12,000    Tennessee Valley Authority, Floating Rate Note, 6/1/28 (a)                   274,200
  1,750,000    U.S. Treasury Bonds, 6.25%, 8/15/23                                        1,943,184
    400,000    U.S. Treasury Bonds, 7.25%, 5/15/16                                          462,281
    212,474    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                               200,788
    260,283    U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                 247,126
    255,805    U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                 252,947

  The accompanying notes are an integral part of these financial statements.   7

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

   Principal
      Amount                                                                                  Value
               U.S. Government Agency Obligations (Cont.)
$ 2,502,063    U.S. Treasury Inflation Notes, 3.375%, 1/15/12                           $ 2,582,595
    870,000    U.S. Treasury Notes, 4.25%, 11/15/14                                         830,103
    100,000    U.S. Treasury Notes, 4.5%, 2/15/16                                            96,383
  1,150,000    U.S. Treasury Notes, 6.375%, 8/15/27                                       1,314,594
    400,000    U.S. Treasury Notes, 6.5%, 2/15/10                                           415,469
                                                                                        -----------
                                                                                        $34,337,169
                                                                                        -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                 $34,337,169
                                                                                        -----------
               (Cost $35,090,310)
               TOTAL INVESTMENT IN SECURITIES - 98.9%                                   $39,387,766
                                                                                        -----------
               (Cost $40,263,605)
               OTHER ASSETS AND LIABILITIES - 1.1%                                      $   449,279
                                                                                        -----------
               TOTAL NET ASSETS - 100.0%                                                $39,837,045
                                                                                        ===========

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       June 30, 2007, the value of these securities amounted to $483,550 or 1.2% of total net assets.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. Rate shown is rate at period end.

8  The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                    6/30/07     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                           (unaudited)    12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period               $  9.71       $  9.84       $ 10.11      $ 10.35      $ 10.59      $ 10.06
                                                   -------       -------       -------      -------      -------      -------
Increase (decrease) from investment operations:
  Net investment income                            $  0.21       $  0.38       $  0.38      $  0.37      $  0.35      $  0.46
  Net realized and unrealized gain (loss)
    on investments                                   (0.14)        (0.06)       ( 0.18)      ( 0.03)      ( 0.16)        0.56
                                                   -------       -------       -------      -------      -------      -------
    Net increase from investment operations        $  0.07       $  0.32       $  0.20      $  0.34      $  0.19      $  1.02
Distributions to shareowners:
  Net investment income                              (0.24)        (0.45)       ( 0.47)      ( 0.58)      ( 0.43)      ( 0.49)
                                                   -------       -------       -------      -------      -------      -------
Net increase (decrease) in net asset value         $ (0.17)      $ (0.13)      $ (0.27)     $ (0.24)     $ (0.24)     $  0.53
                                                   -------       -------       -------      -------      -------      -------
Net asset value, end of period                     $  9.54       $  9.71       $  9.84      $ 10.11      $ 10.35      $ 10.59
                                                   =======       =======       =======      =======      =======      =======
Total return*                                         0.70%         3.41%         2.02%        3.42%        1.81%       10.32%
Ratio of net expenses to average net assets+          0.77%**       0.66%         0.82%        0.79%        0.78%        0.81%
Ratio of net investment income to average
  net assets+                                         4.57%**       4.20%         4.05%        3.74%        3.45%        4.39%
Portfolio turnover rate                                 32%**         28%           23%          37%          34%          54%
Net assets, end of period (in thousands)           $18,773       $20,797       $25,767      $32,342      $44,526      $69,551
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                        0.77%**       0.66%         0.82%        0.79%        0.78%        0.81%
  Net investment income                               4.57%**       4.20%         4.05%        3.74%        3.45%        4.39%
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                        0.77%**       0.66%         0.82%        0.79%        0.78%        0.81%
  Net investment income                               4.57%**       4.20%         4.05%        3.74%        3.45%        4.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.   9

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                     Ended                                              5/1/03(a)
                                                    6/30/07     Year Ended    Year Ended   Year Ended       to
Class II                                          (unaudited)    12/31/06      12/31/05     12/31/04     12/31/03
Net asset value, beginning of period               $  9.72       $  9.85       $ 10.12      $ 10.37      $ 10.57
                                                   -------       -------       -------      -------      -------
Increase (decrease) from investment operations:
  Net investment income                            $  0.21       $  0.38       $  0.39      $  0.41      $  0.21
  Net realized and unrealized loss on investments    (0.14)        (0.08)       ( 0.21)      ( 0.11)      ( 0.15)
                                                   -------       -------       -------      -------      -------
  Net increase from investment operations          $  0.07       $  0.30       $  0.18      $  0.30      $  0.06
Distributions to shareowners:
  Net investment income                              (0.23)        (0.43)       ( 0.45)      ( 0.55)      ( 0.26)
                                                   -------       -------       -------      -------      -------
Net decrease in net asset value                    $ (0.16)      $ (0.13)      $ (0.27)     $ (0.25)     $ (0.20)
                                                   -------       -------       -------      -------      -------
Net asset value, end of period                     $  9.56       $  9.72       $  9.85      $ 10.12      $ 10.37
                                                   =======       =======       =======      =======      =======
Total return*                                         0.68  %       3.15%         1.76%        3.04%        2.60%(b)
Ratio of net expenses to average net assets           1.02%**       0.91%         1.08%        1.06%        1.01%**
Ratio of net investment income to average net assets  4.33%**       3.85%         3.57%        3.29%        2.42%**
Portfolio turnover rate                                 32%**         28%           23%          37%          34%**
Net assets, end of period (in thousands)           $21,064       $20,149       $21,351      $13,791      $ 2,637
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                        1.02%**       0.91%         1.08%        1.06%        1.01%**
  Net investment income                               4.33%**       3.85%         3.57%        3.29%        2.42%**

(a)  The Portfolio began offering Class II shares to the public on May 1, 2003.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $40,263,605)      $ 39,387,766
 Cash                                                             66,022
 Receivables -
  Fund shares sold                                                93,633
  Interest                                                       324,560
 Other                                                             2,674
                                                            ------------
   Total assets                                             $ 39,874,655
                                                            ------------
LIABILITIES:
 Payables -
  Fund shares repurchased                                   $      3,348
 Due to affiliates                                                 5,702
 Accrued expenses                                                 28,560
                                                            ------------
   Total liabilities                                        $     37,610
                                                            ------------
NET ASSETS:
 Paid-in capital                                            $ 42,844,990
 Distributions in excess of net investment income               (302,579)
 Accumulated net realized loss on investments                 (1,829,527)
 Net unrealized loss on investments                             (875,839)
                                                            ------------
   Total net assets                                         $ 39,837,045
                                                            ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
  Net assets                                                $ 18,773,188
 Shares outstanding                                            1,967,796
                                                            ------------
  Net asset value per share                                 $       9.54
 Class II:
 (No par value, unlimited number of shares authorized)
  Net assets                                                $ 21,063,857
 Shares outstanding                                            2,204,458
                                                            ------------
  Net asset value per share                                 $       9.56

 The accompanying notes are an integral part of these financial statements.   11

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Six Months
                                                                Ended
                                                               6/30/07
INVESTMENT INCOME:
 Interest                                                     $1,106,144
                                                              ----------
   Total investment income                                    $1,106,144
                                                              ----------
EXPENSES:
 Management fees                                              $  103,490
 Transfer agent fees and expenses                                  1,492
 Distribution fees (Class II)                                     26,994
 Administrative fees                                               4,657
 Custodian fees                                                    8,645
 Professional fees                                                23,589
 Printing expense                                                  7,411
 Fees and expenses of nonaffiliated trustees                       3,195
 Miscellaneous                                                     7,312
                                                              ----------
   Total expenses                                             $  186,785
                                                              ----------
    Net investment income                                     $  919,359
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                           $  (40,655)
                                                              ----------
 Change in net unrealized loss from investments               $ (598,459)
                                                              ----------
 Net loss on investments                                      $ (639,114)
                                                              ----------
 Net increase in net assets resulting from operations         $  280,245
                                                              ==========

12  The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                            Ended              Year
                                                                           6/30/07             Ended
                                                                         (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                   $    919,359      $   1,678,365
Net realized loss on investments                                             (40,655)          (121,816)
Change in net unrealized loss on investments                                (598,459)          (224,710)
                                                                        ------------      -------------
  Net increase in net assets resulting from operations                  $    280,245      $   1,331,839
                                                                        ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.24 and $0.45 per share, respectively)                      $   (491,392)     $  (1,069,942)
 Class II ($0.23 and $0.43 per share, respectively)                         (510,480)          (828,428)
                                                                        ------------      -------------
  Total distributions to shareholders                                   $ (1,001,872)     $  (1,898,370)
                                                                        ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        $  6,560,376      $   5,966,828
Reinvestment of distributions                                              1,000,258          1,899,760
Cost of shares repurchased                                                (7,947,756)       (13,472,433)
                                                                        ------------      -------------
  Net decrease in net assets resulting from Fund share transactions     $   (387,122)     $  (5,605,845)
                                                                        ------------      -------------
  Net decrease in net assets                                            $ (1,108,749)     $  (6,172,376)
                                                                        ------------      -------------
NET ASSETS:
Beginning of period                                                     $ 40,945,794      $  47,118,170
                                                                        ------------      -------------
End of period                                                           $ 39,837,045      $  40,945,794
                                                                        ============      =============
Distributions in excess of net investment income                        $   (302,579)     $    (220,066)
                                                                        ============      =============

  The accompanying notes are an integral part of these financial statements.  13

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer America Income VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
  Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
  Pioneer International Value VCT Portfolio
     (International Value Portfolio)
  Pioneer Small Cap Value VCT Portfolio
     (Small Cap Value Portfolio)
  Pioneer Mid Cap Value VCT Portfolio
     (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio
     (Real Estate Shares Portfolio)
  Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio
     (Equity Income Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio
     (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market
     Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio)
     (Class II shares only)
  Pioneer Small and Mid Cap Growth VCT Portfolio (Small
     and Mid Cap Growth Portfolio) (Class II shares only)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio
     (Oak Ridge Large Cap Growth Portfolio)
     (Class II shares only)
  Pioneer Growth Opportunities VCT Portfolio (Growth
     Opportunities Portfolio) Class I shares only)
  Pioneer Bond VCT Portfolio (Bond Portfolio)
     (Class I shares only)
  Pioneer Cullen Value VCT Portfolio (Cullen Value
     Portfolio) (Class II shares only)
  Pioneer Equity Opportunity VCT Portfolio (Equity
     Opportunity Portfolio) (Class II shares only)
  Pioneer Global High Yield VCT Portfolio (Global High
     Yield Portfolio) (Class II shares only)
  Pioneer Ibbotson Aggressive Allocation VCT Portfolio
     (Ibbotson Aggressive Allocation Portfolio)
     (Class II shares only)
  Pioneer Ibbotson Moderate Allocation VCT Portfolio
     (Ibbotson Moderate Allocation Portfolio)
  Pioneer Ibbotson Growth Allocation VCT Portfolio
     (Ibbotson Growth Allocation Portfolio)
     (Class II shares only)
  Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
     (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek as high a level of current income as is consistent with preservation of capital.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $1,703,310, of which the following amounts will expire between 2008 and 2014 if not utilized: $382,424 in 2008, $435,523 in 2011,
     $171,643 in 2012, $241,325 in 2013 and $472,395 in 2014.

     The Portfolio elected to defer $81,587 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                           2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                      $  1,898,370
                                      ------------
   Total distributions                $  1,898,370
                                      ============
 Distributable Earnings:
 Undistributed ordinary income        $     12,312
 Capital loss carryforward              (1,703,310)
 Post-October loss deferred                (81,587)
 Unrealized depreciation                  (513,733)
                                      ------------
   Total                              $ (2,286,318)
                                      ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, and the tax treatment of amortization on securities purchased at premium.

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.50% up to $1 billion and 0.45% on assets over $1 billion.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $1,131 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,285 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $286 payable to PFD at June 30, 2007.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
                                           Gross         Gross          Net
                             Tax Cost   Appreciation  Depreciation  Depreciation
--------------------------------------------------------------------------------
 America Income Portfolio  $40,499,958    $285,785    $(1,397,977)  $(1,112,192)
                           ===========    ========    ===========   ===========
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of U.S. Government obligations for the six months ended June 30, 2007, were $6,520,358 and $6,664,435, respectively.

7. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------
                              '07 Shares   '07 Amount
America Income Portfolio      (unaudited)  (unaudited)  '06 Shares  '06 Amount
--------------------------------------------------------------------------------
 CLASS I:
 Shares sold                    133,846    $ 1,295,829    110,844   $ 1,068,537
 Reinvestment of distributions   50,613        489,771    110,800     1,071,338
 Shares repurchased            (359,086)    (3,474,107)  (698,557)   (6,764,324)
                               ------------------------------------------------
   Net decrease                (174,627)   $(1,688,507)  (476,913)  $(4,624,449)
                               ================================================
 CLASS II:
 Shares sold                    539,436    $ 5,264,547    504,972   $ 4,898,291
 Reinvestment of distributions   52,681        510,487     85,535       828,422
 Shares repurchased            (460,309)    (4,473,649)  (685,050)   (6,708,109)
                               ------------------------------------------------
   Net increase (decrease)      131,808    $ 1,301,385    (94,543)  $  (981,396)
                               ================================================
--------------------------------------------------------------------------------

8. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19632-01-0807


                                                                  [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                                    Pioneer Bond VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
  Portfolio and Performance Update                     2
  Comparing Ongoing Portfolio Expenses                 3
  Portfolio Management Discussion                      4
  Schedule of Investments                              6
  Financial Statements                                11
  Notes to Financial Statements                       15
  Trustees, Officers and Service Providers            19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment in securities)

[The following data was represented as a pie chart in the printed material]

U.S. Government Securities                       69.7%
U.S. Corporate Bonds                             17.5%
Collateralized Mortgage Obligations               7.9%
Asset Backed Securities                           4.1%
Senior Floating Rate Loans                        0.4%
Preferred Stocks                                  0.4%


Quality Distribution
(As a percentage of total investment in securities)

[The following data was represented as a pie chart in the printed material]

AAA                                               0.6%
AA                                                0.3%
A                                                 2.9%
BBB                                              10.5%
BB                                                6.3%
B & Lower                                         2.3%
Commercial Paper                                  1.4%
Treasury/Agency                                  75.7%

Five Largest Holdings
(As a percentage of long-term holdings)

1.    Federal National Mortgage
         Association, 4.78%, 12/1/12             4.09%
2.    Federal National Mortgage
         Association, 5.0%, 3/1/33               3.78
3.    Government National Mortgage
         Association, 5.5%, 10/15/33             3.69
4.    U.S. Treasury Bond, 4.5%,
         4/30/12                                 3.47
5.    Federal National Mortgage
         Association, 5.0%, 12/1/17              3.44

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------
Prices and Distributions

                               6/30/07       12/31/06
Net Asset Value per Share
  Class I                    $ 10.54       $ 10.72


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
Class I                     $ 0.2698       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

        Pioneer Bond          Lehman Brothers
        VCT Portfolio      Aggregate Bond Index
6/97        10000                 10000
            11096                 11054
6/99        11144                 11402
            11560                 11922
6/01        12828                 13261
            13645                 14405
6/03        14890                 15903
            14844                 15954
6/05        15788                 17039
            15676                 16902
6/07        16644                 17937


The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2007)

--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------
10 Years                                                                 5.23%
5 Years                                                                  4.05%
1 Year                                                                   6.18%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007

       Share Class                                               I
       --------------------------------------------------------------
       Beginning Account Value on 1/1/07                    $1,000.00
       Ending Account Value on 6/30/07                      $1,008.30
       Expenses Paid During Period*                         $    3.09

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007

       Share Class                                         I
       -----------------------------------------------------------
       Beginning Account Value on 1/1/07                 $1,000.00
       Ending Account Value on 6/30/07                   $1,021.72
       Expenses Paid During Period*                      $    3.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


Fixed-income securities delivered modest, but positive, results during the first half of 2007. Over the six months, interest rates trended up, resulting in some price losses for longer-maturity bonds. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2007. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the first half of 2007?

A: Pioneer Bond VCT Portfolio's Class I shares had a total return of 0.83%, at net asset value, for the six months ended June 30, 2007. For the same period, the Lehman Brothers Aggregate Bond Index returned 0.98%, while Lehman Brothers Government/Credit Bond Index rose 0.97%. Over the first six months of 2007, the average return of 40 variable annuity portfolios in Lipper's corporate debt, A-rated category was 0.74%. On June 30, 2007, the 30-day SEC yield for the Portfolio's Class I shares was 4.70%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the six months?

A: Returns from the domestic fixed-income market tended to be modest during a period in which interest rates generally rose, especially in May and June. Concerns grew among investors that the U.S. Federal Reserve Board might tighten monetary policies in an effort to stem inflationary pressures. The Fed actually left short-term rates unchanged at 5.25% during the six months, but the period saw a change in investors' expectations for interest rates as the domestic economy re-accelerated in the second quarter following a slowing in the first quarter. Particularly in May and June, market interest rates moved upward. The yield curve - reflecting the difference in yields between short- term and long-term maturities - also steepened as rates of longer term securities rose faster than those of shorter-term maturities. This caused some erosion in the values of Treasury securities and other higher-quality securities. Among higher quality investments, investment-grade corporates and mortgage issues outperformed Treasuries. However, lower-rated, high-yielding bonds continued to outperform other sectors, supported by growing corporate profits and low default rates, although their results were better in the first quarter than the second.

Q: What were your principal strategies, and how did they affect the Portfolio's results?

A: We generally upgraded credit quality in the overall portfolio, as high-yield corporate bonds continued to outperform, leading to a contraction in the spreads - or differences in yields - between the yields of higher- and lower-quality securities. However, we still had about 8.6% of Portfolio assets invested in below-investment grade securities at the end of the period, and our high-yield exposure contributed to results. We also lowered our exposure to investment-grade corporate securities from approximately 20% of Portfolio assets to about 13% by June 30. We did so because we were concerned about the risks that bond issuers might be purchased in highly leveraged

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   transactions that could negatively affect the value of existing securities. That underweighting, however, hurt relative performance during a period when investment-grade corporates also outperformed other sectors. As we cut back our exposure to corporates, we increased our investments in mortgage-backed securities, which helped performance, as they outperformed Treasuries. Mortgages accounted for approximately 61% of Portfolio assets on June 30. The Portfolio had no direct exposure to subprime mortgages.

   Contributors to performance included bonds issued by Novelis, a producer of rolled aluminum products, and by Tenaska, a corporation involved in a variety of power development projects both domestically and internationally. However, our investments in bonds issued by Sallie Mae, a student-loan organization that formerly had been government-sponsored, detracted from results. The bonds underperformed when it was announced that Sallie Mae would be acquired in a leveraged buyout transaction. While our emphasis on mortgages generally helped, our positions in some longer-maturity Ginnie Maes tended to underperform Fannie Mae and Freddie Mac holdings.

   Our duration strategy had little impact on results relative to the benchmark. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) We had a shorter duration in the earlier months of the period, but lengthened it somewhat as market interest rates rose in May and June and yields of high-grade, longer-maturity securities looked more appealing. On June 30, the Portfolio's effective duration was 4.36 years, compared with
   4.08 years at the beginning of the period. Average credit quality on June 30 was AA.

Q: What is your investment outlook?

A: We believe the overall economy is strong, as are the fundamentals of corporate bonds. However, while corporate earnings are rising and defaults are low, the yield advantages of lower-rated corporate bonds are low by historical standards and, in our opinion, don't justify a large emphasis. In addition, investment-grade corporates also carry the continued risk posed by merger-and-acquisition activity that can result in downgrades of credit ratings. As a consequence, we don't believe a large emphasis on corporate securities appears justified. At the same time, increases in market interest rates in May and June may have created some additional opportunities to invest in longer-maturity, high-quality securities.

   One factor that could adversely affect the markets is the possibility that major central banks could continue to raise short-term interest rates. The U.S. Federal Reserve also is watching for any signs of rising inflationary pressures here in the United States. Most high-yield bonds could be hurt if the central banks were to become more concerned about rising inflation and raise rates. However, we think a more likely scenario is that inflation would remain in a narrow range against a backdrop of moderate economic growth, which should reduce the potential for monetary tightening. We also expect short-term volatility in the markets to persist, which should create some opportunities.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

              S&P/Moody's
  Principal   Ratings
     Amount   (unaudited)                                                                            Value
                              ASSET BACKED SECURITIES - 4.1%
                              Consumer Services - 0.2%
                              Restaurants - 0.2%
 $  50,000    BB/Ba3          Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)          $    50,499
                                                                                               -----------
                              Total Consumer Services                                          $    50,499
                                                                                               -----------
                              Food & Drug Retailing - 0.5%
                              Food Retail - 0.5%
   155,000    BB/Aaa          Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                 $   151,646
                                                                                               -----------
                              Total Food & Drug Retailing                                      $   151,646
                                                                                               -----------
                              Banks - 1.3%
                              Thrifts & Mortgage Finance - 1.3%
   350,000    AAA/Aaa         GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41      $   331,376
    48,037    A-/Baa1         Taganka Car Loan Finance Plc, 6.32%, 11/14/13 (144A) (a)              48,037
                                                                                               -----------
                                                                                               $   379,413
                                                                                               -----------
                              Total Banks                                                      $   379,413
                                                                                               -----------
                              Diversified Financials - 0.6%
                              Diversified Financial Services - 0.6%
    85,544    BB-/Ba1         Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)                $    84,277
    69,097    BBB/Baa2        Power Receivables Finance, 6.29%, 1/1/12 (144A)                       69,820
                                                                                               -----------
                                                                                               $   154,097
                                                                                               -----------
                              Total Diversified Financials                                     $   154,097
                                                                                               -----------
                              Utilities - 1.5%
                              Electric Utilities - 1.5%
   118,279    BB-/Ba2         FPL Energy National Wind, 6.125%, 3/25/19 (144A)                 $   115,258
   167,320    BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                      166,274
   152,312    BB/Ba2          Tenaska Alabama, 7.0%, 6/30/21 (144A)                                155,850
                                                                                               -----------
                                                                                               $   437,382
                                                                                               -----------
                              Total Utilities                                                  $   437,382
                                                                                               -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,298,413)                                                $ 1,173,037
                                                                                               -----------
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 7.7%
                              Banks - 3.0%
                              Thrifts & Mortgage Finance - 3.0%
   160,000    AAA/Aaa         Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42       $   151,931
   250,000    AAA/Aaa         SASC 2007 BHC1 A1, 5.74%, 12/18/49 (a)                               240,076
    60,000    NR/Ba1          SBA CMBS Trust, 6.709%, 11/15/36                                      59,317
    40,000    AA/Aa2          T SRA R 2006-1 B, 5.7467%, 10/15/36                                   39,202
   400,000    AAA/Aaa         Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41            377,296
                                                                                               -----------
                                                                                               $   867,822
                                                                                               -----------
                              Total Banks                                                      $   867,822
                                                                                               -----------
                              Diversified Financials - 1.7%
                              Diversified Financial Services - 1.7%
    63,605    AAA/Aaa         RALI 2005-QA10 A41, 5.7412%, 9/25/35                             $    63,044
   450,000    NR/Ba2          Tower 2004-2A F, 6.376%, 12/15/14                                    442,249
                                                                                               -----------
                                                                                               $   505,293
                                                                                               -----------
                              Total Diversified Financials                                     $   505,293
                                                                                               -----------

6    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
  Principal    Ratings
     Amount    (unaudited)                                                                       Value
                                Government - 3.0%
 $  788,300     AAA/Aaa         Federal Home Loan Bank, 6.0%, 4/15/32                      $   796,201
     58,812     AAA/Aaa         Freddie Mac, 6.1%, 9/15/18                                      58,797
                                                                                           -----------
                                                                                           $   854,998
                                                                                           -----------
                                Total Government                                           $   854,998
                                                                                           -----------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $2,302,648)                                          $ 2,228,113
                                                                                           -----------
                                CORPORATE BONDS - 17.1%
                                Energy - 3.3%
                                Integrated Oil & Gas - 1.1%
    215,000     BBB/Baa2        Petro-Canada, 4.0%, 7/15/13                                $   194,882
    140,000     BBB+/Baa1       USX Corp., 6.85%, 3/1/08                                       141,203
                                                                                           -----------
                                                                                           $   336,085
                                                                                           -----------
                                Oil & Gas Equipment & Services - 0.4%
    125,000     B+/B1           Holly Energy Partners LP, 6.25%, 3/1/15                    $   116,875
                                                                                           -----------
                                Oil & Gas Exploration & Production - 1.6%
    370,000     BBB/Baa1        Pemex Project Funding Master, 9.125%, 10/13/10             $   407,000
     50,400     A/Aa3           Ras Laffan Liquid Natural Gas, 3.437%, 9/15/09 (144A)           49,172
                                                                                           -----------
                                                                                           $   456,172
                                                                                           -----------
                                Oil & Gas Refining & Marketing - 0.2%
     50,000     BBB/Baa2        Boardwalk Pipelines LLC, 5.5%, 2/1/17                      $    47,637
                                                                                           -----------
                                Total Energy                                               $   956,769
                                                                                           -----------
                                Materials - 2.2%
                                Aluminum - 1.0%
    285,000     B/B3            Novelis, Inc., 7.25%, 2/15/15                              $   292,481
                                                                                           -----------
                                Commodity Chemicals - 0.5%
    135,000     B+/Ba3          Nova Chemicals, Ltd., 6.5%, 1/15/12                        $   126,225
                                                                                           -----------
                                Fertilizers & Agricultural Chemicals - 0.7%
    220,000     BBB+/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13                  $   208,614
                                                                                           -----------
                                Total Materials                                            $   627,320
                                                                                           -----------
                                Capital Goods - 1.2%
                                Aerospace & Defense - 0.7%
    190,000     A+/A2           Boeing Co., 5.125%, 2/15/13                                $   187,062
                                                                                           -----------
                                Electrical Component & Equipment - 0.2%
     54,857     NR/NR           Orcal Geothermal, 6.21%, 12/30/20 (144A)                   $    53,827
                                                                                           -----------
                                Trading Companies & Distributors - 0.3%
     95,000     BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 $    93,235
                                                                                           -----------
                                Total Capital Goods                                        $   334,124
                                                                                           -----------
                                Consumer Services - 0.6%
                                Casinos & Gaming - 0.2%
     70,000     B/Ba3           Station Casinos, Inc., 6.625%, 3/15/18                     $    60,200
                                                                                           -----------
                                Education Services - 0.4%
    100,000     AAA/Aaa         President & Fellows of Harvard, 6.3%, 10/1/37              $   101,346
                                                                                           -----------
                                Total Consumer Services                                    $   161,546
                                                                                           -----------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
     Amount     (unaudited)                                                                   Value
                                Media - 0.4%
                                Broadcasting & Cable TV - 0.4%
 $  135,000     BBB+/Baa2       Comcast Corp., 5.3%, 1/15/14                            $   130,131
                                                                                        -----------
                                Total Media                                             $   130,131
                                                                                        -----------
                                Food, Beverage & Tobacco - 1.9%
                                Brewers - 1.0%
    280,000     BBB+/Baa1       Miller Brewing Co., 5.5%, 8/15/13 (144A)                $   275,318
                                                                                        -----------
                                Soft Drinks - 0.9%
    280,000     A/A3            Bottling Group LLC, 5.0%, 11/15/13                      $   270,181
                                                                                        -----------
                                Total Food, Beverage & Tobacco                          $   545,499
                                                                                        -----------
                                Banks - 0.6%
                                Diversified Banks - 0.6%
    100,000     BB+/Baa2        TNK-BP Finance SA, 6.625%, 3/20/17 (144A)               $    96,880
     65,000     BB+/Baa2        TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                      67,015
                                                                                        -----------
                                                                                        $   163,895
                                                                                        -----------
                                Total Banks                                             $   163,895
                                                                                        -----------
                                Diversified Financials - 1.3%
                                Consumer Finance - 1.2%
    415,000     BBB+/A2         SLM Corp., 4.04%, 7/25/14 (a)                           $   329,925
                                                                                        -----------
                                Specialized Finance - 0.1%
     40,000     BB/Ba2          NSG Holdings, LLC, 7.75%, 12/15/25 (144A)               $    40,400
                                                                                        -----------
                                Total Diversified Financials                            $   370,325
                                                                                        -----------
                                Insurance - 3.1%
                                Life & Health Insurance - 0.5%
    160,000     B/B2            Presidential Life Corp., 7.875%, 2/15/09                $   160,000
                                                                                        -----------
                                Multi-Line Insurance - 0.7%
    130,000     BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25               $   135,101
     60,000     BB+/Baa3        Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   57,616
                                                                                        -----------
                                                                                        $   192,717
                                                                                        -----------
                                Property & Casualty Insurance - 1.2%
    250,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                    $   253,734
     90,000     BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                           95,681
                                                                                        -----------
                                                                                        $   349,415
                                                                                        -----------
                                Reinsurance - 0.7%
    200,000     BBB/NR          Platinum Underwriters Holdings, 7.5%, 6/1/17            $   205,889
                                                                                        -----------
                                Total Insurance                                         $   908,021
                                                                                        -----------
                                Real Estate - 1.2%
                                Real Estate Investment Trusts - 1.2%
    250,000     BBB-/Baa2       Health Care, Inc., 6.0%, 11/15/13                       $   247,876
     50,000     AAA/Aaa         Trustreet Properties, Inc., 7.5%, 4/1/15                     53,807
     55,000     BB+/Ba2         Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)           55,413
                                                                                        -----------
                                                                                        $   357,096
                                                                                        -----------
                                Total Real Estate                                       $   357,096
                                                                                        -----------
                                Telecommunication Services - 0.0%
                                Integrated Telecommunication Services - 0.0%
     10,000     BBB+/Baa2       Telecom Italia Capital, 4.875%, 10/1/10                 $     9,740
                                                                                        -----------
                                Total Telecommunication Services                        $     9,740
                                                                                        -----------

8    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
  Principal    Ratings
     Amount    (unaudited)                                                                                    Value
                               Utilities - 1.3%
                               Electric Utilities - 1.1%
 $  105,340    BBB-/Baa3       Crocket Cogeneration, 5.869%, 3/30/25 (144A)                             $   101,189
     85,000    BBB+/Baa3       Entergy Gulf States, 5.7%, 6/1/15                                             81,456
    140,000    BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                             134,411
                                                                                                        -----------
                                                                                                        $   317,056
                                                                                                        -----------
                               Gas Utilities - 0.2%
     55,000    BB/Ba1          Southern Union Co., 7.2%, 11/1/66 (a)                                    $    55,073
                                                                                                        -----------
                               Total Utilities                                                          $   372,129
                                                                                                        -----------
                               TOTAL CORPORATE BONDS
                               (Cost $4,939,058)                                                        $ 4,936,595
                                                                                                        -----------
                               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 68.3%
    971,719                    Federal Home Loan Mortgage Corp., 4.5%, 5/1/35                           $   884,380
    508,127                    Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                              462,457
    203,652                    Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                               197,358
     64,251                    Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                63,878
      4,536                    Federal Home Loan Mortgage Corp., 8.0%, 4/1/08                                 4,558
    771,003                    Federal National Mortgage Association, 4.0%, 7/1/18 - 3/1/36                 681,013
    196,501                    Federal National Mortgage Association, 4.5%, 4/1/22                          186,505
  1,194,718                    Federal National Mortgage Association, 4.78%, 12/1/12                      1,156,880
  3,030,302                    Federal National Mortgage Association, 5.0%, 12/1/17 - 5/1/34              2,891,385
    730,000                    Federal National Mortgage Association, 5.24%, 8/7/18                         704,804
    144,105                    Federal National Mortgage Association, 5.429%, 12/1/36                       144,105
    298,707                    Federal National Mortgage Association, 5.448%, 8/1/36                        297,966
  2,084,313                    Federal National Mortgage Association, 5.5%, 9/1/17 - 4/1/36               2,050,530
    163,171                    Federal National Mortgage Association, 5.536%, 8/1/36                        163,786
    186,027                    Federal National Mortgage Association, 6.0%, 6/1/15 - 9/1/29                 186,497
     37,414                    Federal National Mortgage Association, 7.0%, 3/1/12                           38,438
    236,469                    Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31                 249,911
     15,896                    Federal National Mortgage Association, 9.5%, 2/1/21                           17,299
    632,094                    Government National Mortgage Association II, 5.5%, 11/20/34                  613,537
    994,590                    Government National Mortgage Association, 4.5%, 12/15/18 - 12/15/34          934,053
    163,053                    Government National Mortgage Association, 5.0%, 7/15/19                      158,345
  2,122,054                    Government National Mortgage Association, 5.5%, 8/15/33 - 1/15/37          2,062,640
    639,991                    Government National Mortgage Association, 6.0%, 8/15/13 - 9/15/34            638,294
     33,542                    Government National Mortgage Association, 7.0%, 4/15/28                       34,966
     10,743                    Government National Mortgage Association, 7.75%, 11/15/29                     11,309
  1,000,000                    U.S. Treasury Bond, 4.5%, 4/30/12                                            981,406
    148,000                    U.S. Treasury Bond, 5.125%, 5/15/16                                          148,833
    685,000                    U.S. Treasury Bond, 7.125%, 2/15/23                                          822,321
    807,401                    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                               762,994
    579,909                    U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                 550,597
     17,456                    U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                   18,018
  1,000,000                    U.S. Treasury Note, 4.25%, 11/15/14                                          954,141
    110,000                    U.S. Treasury Note, 4.50%, 2/15/36                                            99,602
    310,000                    U.S. Treasury Note, 4.75%, 3/31/11                                           308,280
    325,000                    U.S. Treasury Strip, 0.0%, 11/15/13                                          237,582
                                                                                                        -----------
                                                                                                        $19,718,668
                                                                                                        -----------
                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                               (Cost $20,340,005)                                                       $19,718,668
                                                                                                        -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
 Principal    Ratings
    Amount    (unaudited)                                                                                      Value
                              SENIOR FLOATING RATE LOAN INTERESTS - 0.3%**
                              Health Care Equipment & Services - 0.3%
                              Managed Health Care - 0.3%
 $  99,750    BB+/Ba2         HCA, Inc., Tranche B Term Loan, 0.0%, 11/18/13                             $   100,305
                                                                                                         -----------
                              Total Health Care Equipment & Services                                     $   100,305
                                                                                                         -----------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $99,750)                                                             $   100,305
                                                                                                         -----------
    Shares
                              PREFERRED STOCKS - 0.4%
                              Insurance - 0.4%
                              Life & Health Insurance - 0.4%
     4,800                    Delphi Financial Group, 7.376%, 5/15/37*                                   $   118,200
                                                                                                         -----------
                              Total Insurance                                                            $   118,200
                                                                                                         -----------
                              TOTAL PREFERRED STOCKS
                              (Cost $120,000)                                                            $   118,200
                                                                                                         -----------
                              TOTAL INVESTMENT IN SECURITIES - 97.9%
                              (Cost $29,099,874)                                                         $28,274,918
                                                                                                         -----------
                              OTHER ASSETS AND LIABILITIES - 2.1%                                        $   608,823
                                                                                                         -----------
                              TOTAL NET ASSETS - 100.0%                                                  $28,883,741
                                                                                                         ===========

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $1,714,491 or 5.9% of total net assets.
NR     Not rated by either S&P or Moody's.
(a) Debt obligation with a variable interest rate. Rate shown is rate at period end.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/07    Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
CLASS I                                                   (unaudited)   12/31/06     12/31/05   12/31/04 (a)   12/31/03    12/31/02
Net asset value, beginning of period                        $ 10.72      $ 10.79      $ 11.61      $ 11.24      $ 11.39     $ 11.12
                                                            -------      -------      -------      -------      -------     -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.26      $  0.50      $  0.59      $  0.44      $  0.46     $  0.52
 Net realized and unrealized gain (loss) on investments       (0.17)       (0.01)       (0.29)       (0.04)       (0.09)       0.35
                                                            -------      -------      -------      -------      -------     -------
  Net increase from investment operations                   $  0.09      $  0.49      $  0.30      $  0.40      $  0.37     $  0.87
Distributions to shareowners:
 Net investment income                                        (0.27)       (0.56)       (1.12)       (0.03)       (0.52)      (0.60)
                                                            -------      -------      -------      -------      -------     -------
Net increase (decrease) in net asset value                  $ (0.18)     $ (0.07)     $ (0.82)     $  0.37      $ (0.15)    $  0.27
                                                            -------      -------      -------      -------      -------     -------
Net asset value, end of period                              $ 10.54      $ 10.72      $ 10.79      $ 11.61      $ 11.24     $ 11.39
                                                            =======      =======      =======      =======      =======     =======
Total return*                                                  0.83%        4.68%        2.62%        3.56%        3.28%       7.79%
Ratio of net expenses to average net assets+                   0.62%**      0.62%        0.62%        0.89%        0.86%       0.84%
Ratio of net investment income to average net assets+          4.86%**      4.71%        4.48%        3.61%        3.79%       4.87%
Portfolio turnover rate                                          41%**        18%          31%          57%          56%         87%
Net assets, end of period (in thousands)                    $28,884      $30,569     $ 33,332      $45,793     $ 51,565     $51,201
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                  0.81%**      0.80%        0.83%        0.89%        0.86%       0.84%
 Net investment income                                         4.67%**      4.52%        4.27%        3.61%        3.79%       4.87%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                  0.62%**      0.62%        0.62%        0.89%        0.86%       0.84%
 Net investment income                                         4.86%**      4.71%        4.48%        3.61%        3.79%       4.87%


(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $29,099,874)              $28,274,918
 Cash                                                                   481,409
 Receivables --
  Fund shares sold                                                       39,706
  Interest                                                              236,526
 Other                                                                    1,522
                                                                    -----------
  Total assets                                                      $29,034,081
                                                                    -----------
LIABILITIES:
 Payables --
 Fund shares repurchased                                            $   110,850
 Due to affiliates                                                          850
 Accrued expenses                                                        38,640
                                                                    -----------
  Total liabilities                                                 $   150,340
                                                                    -----------
NET ASSETS:
 Paid-in capital                                                    $30,667,769
 Distributions in excess of net investment income                      (161,645)
 Accumulated net realized loss on investments                          (797,427)
 Net unrealized loss on investments                                    (824,956)
                                                                    -----------
  Total net assets                                                  $28,883,741
                                                                    -----------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
  Net assets                                                        $28,883,741
  Shares outstanding                                                  2,740,296
                                                                   -----------
  Net asset value per share                                         $     10.54


12   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                             Ended
                                                                            6/30/07
INVESTMENT INCOME:
 Interest                                                                 $  820,154
 Income on securities loaned, net                                                 51
                                                                          ----------
  Total investment income                                                 $  820,205
                                                                          ----------
EXPENSES:
 Management fees                                                          $   74,768
 Transfer agent fees and expenses                                                744
 Administrative reimbursements                                                 3,365
 Custodian fees                                                                7,735
 Professional fees                                                            18,259
 Printing expense                                                              4,384
 Fees and expenses of nonaffiliated trustees                                   3,272
 Miscellaneous                                                                 8,746
                                                                          ----------
  Total expenses                                                          $  121,273
  Less management fees waived and expenses assumed by Pioneer
    Investment Management, Inc.                                              (28,561)
                                                                          ----------
  Net expenses                                                            $   92,712
                                                                          ----------
   Net investment income                                                  $  727,493
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                                       $  (66,729)
                                                                          ----------
 Change in net unrealized loss from investments                           $ (400,686)
                                                                          ----------
 Net loss on investments                                                  $ (467,415)
                                                                          ----------
 Net increase in net assets resulting from operations                     $  260,078
                                                                          ==========


The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                           Ended
                                                                           6/30/07          Year Ended
                                                                         (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                    $   727,493       $ 1,415,858
Net realized gain (loss) on investments                                      (66,729)          118,050
Change in net unrealized loss on investments                                (400,686)         (229,233)
                                                                         -----------       -----------
  Net increase in net assets resulting from operations                   $   260,078       $ 1,304,675
                                                                         -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.27 and $0.56 per share, respectively)                       $  (760,180)      $(1,568,472)
                                                                         -----------       -----------
  Total distributions to shareowners                                     $  (760,180)      $(1,568,472)
                                                                         -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $ 1,845,195       $ 3,988,805
Reinvestment of distributions                                                760,100         1,568,472
Cost of shares repurchased                                                (3,790,873)       (8,055,671)
                                                                         -----------       -----------
  Net decrease in net assets resulting from Fund share transactions      $(1,185,578)      $(2,498,394)
                                                                         -----------       -----------
  Net decrease in net assets                                             $(1,685,680)      $(2,762,191)
NET ASSETS:
Beginning of period                                                       30,569,421        33,331,612
                                                                         -----------       -----------
End of period                                                            $28,883,741       $30,569,421
                                                                         ===========       ===========
Distributions in excess of net investment income, end of period          $  (161,645)      $  (128,958)
                                                                         ===========       ===========


14   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies The Pioneer Bond VCT Portfolio (The Portfolio) (formerly Safeco RST Bond Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging
       Markets Portfolio)
   Pioneer International Value VCT Portfolio (International
       Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
       Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
       Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
       Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
       Income Portfolio)
   Pioneer America Income VCT Portfolio (America
       Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
       Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
       shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small
       and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
       Opportunities Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I
       shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value
       Portfolio) (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity
       Opportunity Portfolio) (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High
       Yield Portfolio) (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
       (Ibbotson Aggressive Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
       (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
       (Ibbotson Growth Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   valued at the last sale price on the principal exchange where they are traded.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Bond VCT Portfolio had a net capital loss carryforward of $730,698, of which the following amounts will expire between 2008 and 2010, if not utilized: $136,015 in 2008 and $580,855 in 2010.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                       2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                   $ 1,568,472
 Long-Term capital gain                                                     --
                                                                   -----------
                                                                   $ 1,568,472
 Return of Capital                                                          --
                                                                   -----------
  Total distributions                                              $ 1,568,472
                                                                   ===========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                     $    13,506
 Undistributed long-term gain/(capital loss carryforward)             (730,698)
 Unrealized appreciation (depreciation)                               (566,734)
                                                                   -----------
  Total                                                            $(1,283,926)
                                                                   ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium amortization.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.62% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007 $605 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $245 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


--------------------------------------------------------------------------------
                                                                       Net
                                      Gross           Gross       Appreciation/
                     Tax Cost     Appreciation    Depreciation    (Depreciation)
--------------------------------------------------------------------------------
 Bond Portfolio    $29,242,338       $96,551       $(1,063,971)     $(967,420)
                   ===========       =======       ============     ==========
--------------------------------------------------------------------------------


5. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $874,817 and $1,963,639, respectively. The cost of purchases and the proceeds from sales of investments in U.S. Government obligations for the six months ended June 30, 2007, were $6,524,784 and $3,873,951, respectively.

6. Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the year ended December 31, 2006:

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                   '07 Shares     '07 Amount
Bond Portfolio                    (unaudited)    (unaudited)    '06 Shares     '06 Amount
-------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         172,258    $  1,845,195      371,643    $  3,988,805
 Reinvestment of distributions        71,034         760,100      147,354       1,568,472
 Shares repurchased                 (354,610)     (3,790,873)    (757,345)     (8,055,671)
                                    ------------------------------------------------------
  Net decrease                      (111,318)   $ (1,185,578)    (238,348)   $ (2,498,394)
                                    ======================================================
--------------------------------------------------------------------------------------------


7. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO] PIONEER
Investments(R)


Pioneer Variable Contracts Trust


Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Vincent Nave, Treasurer                           Mary K. Bush
Dorothy E. Bourassa, Secretary                    Margaret B.W. Graham
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

[LOGO] PIONEER
Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19617-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                              Pioneer Core Bond VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Core Bond VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                9
  Notes to Financial Statements                                      13
  Trustees, Officers and Service Providers                           17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Government Securities                       89.6%
U.S. Corporate Bonds                              8.6%
Collateralized Mortgage Obligations               1.5%
Asset Backed Securities                           0.3%


Quality Distribution
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Treasury/Agency                                  90.3%
AAA                                               0.8%
BBB                                               4.8%
BB                                                2.8%
B & Lower                                         0.4%
Commercial Paper                                  0.9%


Five Largest Holdings
(As a percentage of long-term holdings)

1.        Government National Mortgage Association, 4.5%, 3/15/20        17.81%
2.        Government National Mortgage Association, 5.0%, 8/15/35        10.08
3.        Federal Home Loan Mortgage Corp., 5.0%, 5/1/36                  6.64
4.        U.S. Treasury Notes, 3.625%, 1/15/10                            3.92
5.        U.S. Treasury Notes, 3.625%, 6/30/07                            3.23

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                               6/30/07     12/31/06
Net Asset Value per Share     $ 9.65      $ 9.82


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $ 0.2187       $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Core Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

               Pioneer        Lehman
                 Core        Brothers
               Bond VCT      Aggregate
               Portfolio    Bond Index
7/05            10,000       10,000
1/06            10,109       10,084
6/06            10,001       10,011
1/07            10,461       10,516
6/07            10,520       10,623

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2007)

--------------------------------------------------------------------------------
                                                               Class II
--------------------------------------------------------------------------------
Life-of-Class
(7/15/05)                                                      2.31%
1 Year                                                         5.19%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Bond VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007

Share Class                                                       II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                             $ 1,000.00
Ending Account Value on 6/30/07                               $ 1,004.80
Expenses Paid During Period*                                  $     4.23

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007

Share Class                                                       II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                             $ 1,000.00
Ending Account Value on 6/30/07                               $ 1,020.58
Expenses Paid During Period*                                  $     4.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

Fixed-income securities delivered modest, but positive, results during the first half of 2007. Over the six months, interest rates trended up, resulting in some price losses for longer-maturity bonds. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Core Bond VCT Portfolio during the six months ended June 30, 2007. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2007?

A: Pioneer Core Bond VCT Portfolio's Class II shares had a total return of 0.48%, at net asset value, for the six months ended June 30, 2007. For the same period, the Lehman Brothers Aggregate Bond Index returned 0.98%, while Lehman Brothers Government/Credit Bond Index rose 0.97%. Over the first six months of 2007, the average return of 40 variable annuity portfolios in Lipper's corporate debt, A-rated category was 0.74%. On June 30, 2007, the 30-day SEC yield for the Portfolio's Class II shares was 4.32%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the six months?

A: Returns from the domestic fixed-income market tended to be modest during a period in which interest rates generally rose, especially in May and June. Concerns grew among investors that the U.S. Federal Reserve Board might tighten monetary policies in an effort to stem inflationary pressures. The Fed actually left short-term rates unchanged at 5.25% during the six months, but the period saw a change in investors' expectations for interest rates as the domestic economy re-accelerated in the second quarter following a slowing in the first quarter. Particularly in May and June, market interest rates moved upward. The yield curve - reflecting the difference in yields between short-term and long-term maturities - also steepened as rates of longer term securities rose faster than those of shorter-term maturities. This caused some erosion in the values of Treasury securities and other higher-quality securities. Among higher quality investments, investment-grade corporates and mortgage issues outperformed Treasuries. However, lower-rated, high-yielding bonds continued to outperform other sectors, supported by growing corporate profits and low default rates, although their results were better in the first quarter than the second.

Q: What were your principal strategies, and how did they affect the Portfolio's results?

A: The Portfolio typically emphasizes higher quality securities, but we generally upgraded overall credit quality during the six months. Because high-yield bonds had performed so well in recent years, we saw a contraction in the spreads - or differences in yields - between the yields of higher- and lower-quality securities, giving investors little incentive to take on more credit risk. At the end of the period, just 3.2% of Portfolio assets were invested in below-investment grade securities. We also lowered our exposure to investment-grade corporate securities to less than 5% of assets by June 30. We did so because we were concerned about the risks that bond issuers might be purchased in highly leveraged transactions that could negatively affect the value of existing securities. The relatively low exposures to corporate securities, both


A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government- sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investment-grade and below-investment grade, did not help performance, as corporate bonds continued to outperform other sectors. As we cut back our exposure to corporates, we increased our investments in mortgage-backed securities, which helped performance, as they outperformed Treasuries. Mortgages accounted for more than 60% of Portfolio assets on June 30, up from about 53% at the beginning of the period. The Portfolio had no direct exposure to subprime mortgages.

     Our emphasis on high-quality mortgage-backed securities generally helped performance over the six months. However, our positions in some longer-maturity Ginnie Maes tended to underperform the Portfolio's Fannie Mae and Freddie Mac holdings. Also detracting from results were our investments in bonds issued by Sallie Mae, a student loan organization that formerly had been government-sponsored. Its bonds underperformed when it was announced the company would be acquired in a leveraged buyout transaction.

     Our duration strategy had little impact on results relative to the benchmark. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) We had a shorter duration in the earlier months of the period, but lengthened it somewhat as market interest rates rose in May and June and yields of high-grade, longer-maturity securities looked more appealing. On June 30, the Portfolio's effective duration was 4.90 years, compared with 4.24 years at the beginning of the period. Average credit quality on June 30 was AA+.

Q:   What is your investment outlook?

A: We believe the overall economy is strong, as are the fundamentals of corporate bonds. However, while corporate earnings are rising and defaults are low, the yield advantages of lower-rated corporate bonds are low by historical standards and, in our opinion, don't justify a large emphasis. In addition, investment-grade corporates also carry the continued risk posed by merger-and-acquisition activity that can result in downgrades of credit ratings. As a consequence, we don't believe a large emphasis on corporate securities appears justified. At the same time, increases in market interest rates in May and June may have created some additional opportunities to invest in longer-maturity, high-quality securities.

     One factor that could adversely affect the markets is the possibility that major central banks could continue to raise short-term interest rates. The U.S. Federal Reserve also is watching for any signs of rising inflationary pressures here in the United States. Most types of bonds would be hurt if the central banks were to become more concerned about rising inflation and raise rates. However, we think a more likely scenario is that inflation would remain in a narrow range against a backdrop of moderate economic growth, which should reduce the potential for monetary tightening. We also expect short-term volatility in the markets to persist, which should create some opportunities.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------


   Principal   S&P/Moody's
  Amount ($)   Ratings                                                                       Value
                              ASSET BACKED SECURITY - 0.3%
                              Utilities - 0.3%
                              Electric Utilities - 0.3%
  3,560        BB-/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)           $    3,538
                                                                                        ----------
                              Total Utilities                                           $    3,538
                                                                                        ----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $3,604)                                             $    3,538
                                                                                        ----------
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
                              Banks - 0.9%
                              Thrifts & Mortgage Finance - 0.9%
 10,978        NR/Aaa         ABN Amro Mortgage Corp., 4.75%, 5/25/18                   $   10,759
    261        AAA/Aaa        Honda Auto Receivables Owner 3.3%, 6/16/08                       261
                                                                                        ----------
                                                                                        $   11,020
                                                                                        ----------
                              Total Banks                                               $   11,020
                                                                                        ----------
                              Diversified Financials - 0.2%
                              Other Diversified Financial Services - 0.2%
  2,295        AAA/Aaa        CS First Boston Mortgage Security, 5.107%, 9/15/34        $    2,285
                                                                                        ----------
                              Total Diversified Financials                              $    2,285
                                                                                        ----------
                              Government - 0.4%
                              Government - 0.4%
  4,901        AAA/Aaa        Freddie Mac, 6.1%, 9/15/18                                $    4,900
                                                                                        ----------
                              Total Government                                          $    4,900
                                                                                        ----------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $18,195)                                            $   18,205
                                                                                        ----------
                              CORPORATE BONDS - 8.6%
                              Capital Goods - 0.8%
                              Electrical Component & Equipment - 0.4%
  4,571        NR/WD          Orcal Geothermal, 6.21%, 12/30/20 (144A)                  $    4,486
                                                                                        ----------
                              Trading Companies & Distributors - 0.4%
  5,000        BBB-/Baa3      Glencore Funding LLC, 6.0%, 4/15/14 (144A)                $    4,907
                                                                                        ----------
                              Total Capital Goods                                       $    9,393
                                                                                        ----------
                              Consumer Services - 0.5%
                              Casinos & Gaming - 0.1%
  2,000        B/Ba3          Station Casinos, Inc., 6.625%, 3/15/18                    $    1,720
                                                                                        ----------
                              Education Services - 0.4%
  5,000        AAA/Aaa        President & Fellows of Harvard, 6.3%, 10/1/37             $    5,067
                                                                                        ----------
                              Total Consumer Services                                   $    6,787
                                                                                        ----------
                              Media - 0.8%
                              Broadcasting & Cable Television - 0.8%
 10,000        BBB+/Baa2      Comcast Corp., 5.85%, 11/15/15                            $    9,834
                                                                                        ----------
                              Total Media                                               $    9,834
                                                                                        ----------
                              Retailing - 0.4%
                              Specialty Stores - 0.4%
  5,000        BBB-/Baa3      Tanger Factory Outlet Centers, Inc., 6.15%, 11/15/15      $    4,948
                                                                                        ----------
                              Total Retailing                                           $    4,948
                                                                                        ----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal   S&P/Moody's
  Amount ($)   Ratings                                                                                 Value
                               Diversified Financials - 0.4%
                               Specialized Finance - 0.4%
  5,000        BB/Ba2          NSG Holdings LLC, 7.75%, 12/15/25 (144A)                           $    5,050
                                                                                                  ----------
                               Total Diversified Financials                                       $    5,050
                                                                                                  ----------
                               Insurance - 3.3%
                               Life & Health Insurance - 0.4%
  5,000        B/B2            Presidential Life Corp., 7.875%, 2/15/09                           $    5,000
                                                                                                  ----------
                               Multi-Line Insurance - 0.8%
  5,000        BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25                          $    5,196
  5,000        BB+/Baa3        Liberty Mutual Group, 7.0%, 3/15/37 (144A)                              4,801
                                                                                                  ----------
                                                                                                  $    9,997
                                                                                                  ----------
                               Property & Casualty Insurance - 1.3%
  5,000        BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                               $    5,075
 10,000        BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                                     10,631
                                                                                                  ----------
                                                                                                  $   15,706
                                                                                                  ----------
                               Reinsurance - 0.8%
 10,000        BBB/NR          Platinum Underwriters HD, 7.5%, 6/1/17                             $   10,294
                                                                                                  ----------
                               Total Insurance                                                    $   40,997
                                                                                                  ----------
                               Real Estate - 1.2%
                               Real Estate Investment Trusts - 1.2%
 10,000        BBB-/Baa2       Health Care, Inc., 6.0%, 11/15/13                                  $    9,915
  5,000        AAA/Aaa         Trustreet Properties, Inc., 7.5%, 4/1/15                                5,381
                                                                                                  ----------
                                                                                                  $   15,296
                                                                                                  ----------
                               Total Real Estate                                                  $   15,296
                                                                                                  ----------
                               Technology Hardware & Equipment - 0.4%
                               Technology Distributors - 0.4%
  5,000        BB+/Ba1         Anixter International Corp., 5.95%, 3/1/15                         $    4,675
                                                                                                  ----------
                               Total Technology Hardware & Equipment                              $    4,675
                                                                                                  ----------
                               Utilities - 0.8%
                               Electric Utilities - 0.4%
  5,000        BBB+/Baa3       Entergy Gulf States, 5.7%, 6/1/15                                  $    4,792
                                                                                                  ----------
                               Gas Utilities - 0.4%
  5,000        BB/Ba1          Southern Union Co., 7.2%, 11/1/66 (a)                              $    5,007
                                                                                                  ----------
                               Total Utilities                                                    $    9,799
                                                                                                  ----------
                               TOTAL CORPORATE BONDS
                               (Cost $107,078)                                                    $  106,779
                                                                                                  ----------
                               U.S. GOVERNMENT AGENCY OBLIGATIONS - 89.6%
 24,563        AAA/Aaa         Federal Home Loan Mortgage Corp., 4.5%, 4/1/22                     $   23,313
180,832        AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 5/1/36              171,065
 25,229        NR/NR           Federal Home Loan Mortgage Corp., 6.0%, 8/15/07 - 6/1/37               25,000
  2,086        AAA/Aaa         Federal Home Loan Mortgage Corp., 8.048%, 10/1/33                       2,115
 24,063        AAA/Aaa         Federal National Mortgage Association, 5.0%, 2/1/22                    23,255
 10,000        AAA/Aaa         Federal National Mortgage Association, 5.25%, 2/24/11                   9,949
  7,614        AAA/Aaa         Federal National Mortgage Association, 5.429%, 12/1/36                  7,614
 15,931        AAA/Aaa         Federal National Mortgage Association, 5.448%, 8/1/36                  15,892
 60,008        AAA/Aaa         Federal National Mortgage Association, 5.5% , 3/1/36 - 5/1/36          57,906
  8,621        AAA/Aaa         Federal National Mortgage Association, 5.536%, 8/1/36                   8,653


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal   S&P/Moody's
  Amount ($)   Ratings                                                                                     Value
                               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
 14,926        NR/Aaa          GMAC Commercial Mortgage Securities, 6.65%, 9/15/35                    $   15,034
231,212        AAA/Aaa         Government National Mortgage Association, 4.5%, 3/15/20                   220,280
131,722        AAA/Aaa         Government National Mortgage Association, 5.0%, 8/15/35                   124,740
 49,742        AAA/Aaa         Government National Mortgage Association, 5.5%, 1/15/37 - 3/15/37          48,275
 25,000        AAA/Aaa         U.S. Treasury Bonds, 4.625%, 11/15/16                                      24,229
 15,000        AAA/Aaa         U.S. Treasury Bonds, 5.125%, 5/15/16                                       15,084
 25,000        AAA/Aaa         U.S. Treasury Bonds, 5.25%, 11/15/28                                       25,172
 35,000        AAA/NR          U.S. Treasury Inflation Protected Security, 0.0%, 2/15/13                  26,649
 53,000        AAA/Aaa         U.S. Treasury Inflation Protected Security, 0.0%, 11/15/13                 38,744
 33,996        AAA/Aaa         U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15                32,126
  5,206        AAA/Aaa         U.S. Treasury Inflation Protected Security, 2.0%, 1/15/16                   4,943
 26,027        AAA/Aaa         U.S. Treasury Inflation Protected Security, 2.375%, 4/15/11                25,743
  1,149        AAA/Aaa         U.S. Treasury Inflation Protected Security, 3.0%, 7/15/12                   1,172
  5,819        AAA/Aaa         U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                 6,006
 40,000        AAA/Aaa         U.S. Treasury Notes, 3.625%, 6/30/07                                       40,000
 50,000        AAA/Aaa         U.S. Treasury Notes, 3.625%, 1/15/10                                       48,500
 25,000        AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                                        23,966
  5,000        AAA/Aaa         U.S. Treasury Notes, 4.25%, 11/15/14                                        4,771
 10,000        AAA/Aaa         U.S. Treasury Notes, 4.5%, 11/15/15                                         9,645
 28,000        AAA/Aaa         U.S. Treasury Notes, 5.375%, 2/15/31                                       28,752
                                                                                                      ----------
                                                                                                      $1,108,593
                                                                                                      ----------
                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                               (Cost $1,136,593)                                                      $1,108,593
                                                                                                      ----------
                               TOTAL INVESTMENT IN SECURITIES - 100.0%
                               (Cost $1,265,470)                                                      $1,237,115
                                                                                                      ----------
                               OTHER ASSETS AND LIABILITIES - 0.0%                                    $     (289)
                                                                                                      ----------
                               TOTAL NET ASSETS - 100.0%                                              $1,236,826
                                                                                                      ==========

NR       Not rated by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $22,782 or 1.8% of total net assets.
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. Rate shown is rate at period end.

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                               Six Months
                                                                                 Ended           Year      7/15/05 (a)
                                                                                6/30/07          Ended         to
Class II                                                                       (unaudited)      12/31/06    12/31/05
Net asset value, beginning of period                                            $   9.82        $  9.88      $ 10.00
                                                                                --------        -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                          $   0.23        $  0.41      $  0.16
 Net realized and unrealized loss on investments                                   (0.18)         (0.06)       (0.12)
                                                                                --------        -------      -------
  Net increase in net assets from investment operations                         $   0.05        $  0.35      $  0.04
Distributions to shareowners:
 Net investment income                                                             (0.22)         (0.41)       (0.16)
                                                                                --------        -------      -------
 Net decrease in net asset value                                                $  (0.17)       $ (0.06)     $ (0.12)
                                                                                --------        -------      -------
Net asset value, end of period                                                  $   9.65        $  9.82      $  9.88
                                                                                ========        =======      =======
Total return*                                                                       0.48%          3.64%        0.42%(b)
Ratio of net expenses to average net assets                                         0.85%**         0.85%       0.85%**
Ratio of net investment income to average net assets                                4.60%**         4.19%       3.57%**
Portfolio turnover rate                                                               98%**          31%           7%(b)
Net assets, end of period (in thousands)                                        $  1,237        $ 1,202      $   994
Ratios with no waiver of management fees and assumption of expenses by PIM
  Net expenses                                                                      5.15%**        5.89%       10.10%**
  Net investment income (loss)                                                      0.30%**       (0.85)%      (5.68)%**

(a)  The Portfolio commenced operations on July 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $1,265,470)               $ 1,237,115
 Cash                                                                    11,157
 Receivables -
 Interest                                                                 8,248
 Due from Pioneer Investment Management, Inc.                             4,251
 Other                                                                      202
                                                                    -----------
  Total assets                                                      $ 1,260,973
                                                                    -----------
LIABILITIES:
 Payables -
 Fund shares repurchased                                            $        20
 Dividends                                                                3,745
 Due to affiliates                                                           46
 Accrued expenses                                                        20,336
                                                                    -----------
  Total liabilities                                                 $    24,147
                                                                    -----------
NET ASSETS:
 Paid-in capital                                                    $ 1,276,775
 Undistributed net investment income                                        694
 Accumulated net realized loss on investments                           (12,288)
 Net unrealized loss on investments                                     (28,355)
                                                                    -----------
  Total net assets                                                  $ 1,236,826
                                                                    -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                         $ 1,236,826
 Shares outstanding                                                     128,104
                                                                    -----------
 Net asset value per share                                          $      9.65

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/07
INVESTMENT INCOME:
 Interest                                                                                     $ 34,626
 Income on securities loaned, net                                                                    3
                                                                                              --------
  Total investment income                                                                     $ 34,629
                                                                                              --------
EXPENSES:
 Management fees                                                                              $  3,177
 Transfer agent fees and expenses                                                                  648
 Distribution fees (Class II)                                                                    2,596
 Administrative reimbursements                                                                     143
 Custodian fees                                                                                  9,746
 Professional fees                                                                              11,263
 Printing expenses                                                                               2,589
 Fees and expenses of nonaffiliated trustees                                                     2,363
 Miscellaneous                                                                                     201
                                                                                              --------
  Total expenses                                                                              $ 32,726
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.      (27,328)
                                                                                              --------
  Net expenses                                                                                $  5,398
                                                                                              --------
   Net investment income                                                                      $ 29,231
                                                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss from investments                                                           $ (1,544)
                                                                                              --------
 Change in net unrealized loss from investments                                               $(21,655)
                                                                                              --------
 Net loss in investments                                                                      $(23,199)
                                                                                              --------
 Net increase in net assets resulting from operations                                         $  6,032
                                                                                              ========

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Six Months
                                                                                       Ended            Year
                                                                                      6/30/07           Ended
                                                                                    (unaudited)       12/31/06
FROM OPERATIONS:
Net investment income                                                               $    29,231      $    46,119
Net realized loss on investments                                                         (1,544)         (10,216)
Change in net unrealized gain (loss) on investments                                     (21,655)           4,668
                                                                                    -----------      -----------
  Net increase in net assets resulting from operations                              $     6,032      $    40,571
                                                                                    -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.22 and $0.41 per share, respectively)                                 $   (28,338)     $   (46,273)
                                                                                    -----------      -----------
  Total distributions to shareowners                                                $   (28,338)     $   (46,273)
                                                                                    -----------      -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $   538,937      $   213,933
Reinvestment of distributions                                                             6,445            5,432
Cost of shares repurchased                                                             (488,585)          (5,684)
                                                                                    -----------      -----------
  Net increase in net assets resulting from Fund share transactions                 $    56,797      $   213,681
                                                                                    -----------      -----------
  Net increase in net assets                                                        $    34,491      $   207,979
NET ASSETS:
Beginning of period                                                                   1,202,335          994,356
                                                                                    -----------      -----------
End of period                                                                       $ 1,236,826      $ 1,202,335
                                                                                    ===========      ===========
Undistributed (distributions in excess of) net investment income, end of period     $       694      $      (199)
                                                                                    ===========      ===========

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Core Bond VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)(Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on July 15, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

At times, the Portfolio's Investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     valued at the last sale price on the principal exchange where they are traded. Temporary cash investments are valued at cost which approximates market value.

     Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $10,405, which will expire in 2014 if not utilized.

     The Portfolio elected to defer $294 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ended December 31, 2007.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis:

--------------------------------------------------------------------------------
                                                                 2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                              $ 46,273
                                                              --------
  Total distributions                                         $ 46,273
                                                              ========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                $    446
 Capital loss carryforward                                     (10,405)
 Post-October Loss Deferred                                       (294)
 Unrealized depreciation                                        (7,390)
                                                              --------
  Total                                                       $(17,643)
                                                              ========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of amortization on securities purchased at premium.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007.

D.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolios. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class II expenses to 0.85% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $2 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $28 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $16 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                          Gross            Gross            Net
                                        Tax Cost       Appreciation     Depreciation     Depreciation
-----------------------------------------------------------------------------------------------------
Pioneer Core Bond VCT Portfolio         $1,266,160       $    1,754     $ (30,799)       $ (29,045)
                                        ==========       ==========     =========        =========
-----------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $14,761 and $26,148, respectively. The cost of purchases and the proceeds from sales of investments in U.S. Government obligations for the six months ended June 30, 2007, were $659,464 and $594,050, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the year ended December 31, 2006:

----------------------------------------------------------------------------------------------
                                    '07 Shares    '07 Amount
Pioneer Core Bond VCT Portfolio     (unaudited)   (unaudited)    '06 Shares    '06 Amount
----------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                          54,622     $  538,937      21,822      $213,933
 Reinvestment of distributions           658          6,445         557         5,432
 Shares repurchased                  (49,615)      (488,585)       (587)       (5,684)
                                   ------------------------------------------------------
  Net increase                         5,665     $   56,797      21,792      $213,681
                                   ======================================================
----------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Core Bond VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

9.   Subsequent Event

The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of the following three series of the Trust: Pioneer Core Bond VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio (collectively, the "Portfolios"). It is anticipated that the Portfolios will be liquidated on or about November 9, 2007.

Pioneer Variable Contracts Trust


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19639-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                           Pioneer Cullen Value VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                8
  Notes to Financial Statements                                      12
  Trustees, Officers and Service Providers                           16

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               81.1%
Depositary Receipts for International Stocks     14.8%
Temporary Cash Investment                         4.1%

Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                       26.0%
Consumer Staples                                 22.8%
Industrials                                      14.1%
Health Care                                       8.7%
Energy                                            8.2%
Information Technology                            6.4%
Telecommunication Services                        5.4%
Consumer Discretionary                            4.4%
Materials                                         4.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.        Unilever N.V.                            3.93%
2.        MetLife, Inc.                            3.46
3.        3M Co.                                   3.45
4.        Devon Energy Corp.                       3.40
5.        American International Group, Inc.       3.39

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/07       12/31/06
Net Asset Value per Share     $ 13.52       $ 12.85


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $ 0.1132       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                Pioneer
               Cullen VCT
               Portfolio,
                Class II    S&P 500
3/05            10,000       10,000
6/05            10,131       10,137
6/06            11,702       11,011
6/07            13,740       13,276

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Life-of-Class
(3/18/05)                                                         14.61%
1 Year                                                            17.42%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Actual Share Class                                               II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/07                            $ 1,000.00
Ending Account Value On 6/30/07                              $ 1,060.80
Expenses Paid During Period*                                 $     5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Hypothetical Share Class                                         II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/07                             $ 1,000.00
Ending Account Value On 6/30/07                               $ 1,019.84
Expenses Paid During Period*                                  $     5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

The U.S. stock market continued to surge upward during the first six months of 2007, maintaining the rally that moved stock prices higher in the final six months of 2006. Rising corporate profits encouraged investors to bid up the prices of almost all equities over the period. In the following interview, James
P. Cullen discusses the factors that influenced Pioneer Cullen Value Portfolio's performance during the six months. As President of Cullen Capital Management LLC, Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform during the six months ending June 30, 2007?

A. Cullen VCT Portfolio's Class II shares had a total return of 6.08% at net asset value for the six months ending June 30, 2007. During the same period, the Standard & Poor's 500 Stock Index rose 6.96%. The average return of the 99 portfolios in Lipper's Large Cap Value Variable Portfolios category was 7.00% for the six months.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that influenced Portfolio performance during the six months?

A. Stock prices kept climbing through virtually the entire period. While there was some volatility along the way, the six-month period was remarkably unusual in how greatly the number of positive days in the market outnumbered negative days. Such an environment isn't necessarily conducive to our style, as we focus on stocks with relatively low price-to-earnings ratios compared to the overall market, and we invest in companies with good long-term prospects. Because of our long-term focus, we usually do better during periods when stocks move both up and down, rather than in periods when momentum seems to be driving equity prices ever higher.

Q.   What were your principal strategies?

A. As stock prices kept rising, we began to see the market as overbought - influenced more by speculative behavior than economic fundamentals - and we became somewhat more conservative even as more speculative, smaller-company stocks became fashionable in the market. Among other things, we had a cash position of about 5% of net assets. We also maintained an emphasis on financials and pharmaceutical stocks - two areas with defensive characteristics which underperformed the market during the persistent rally. We also had a large exposure to the consumer staples sector - another more defensive area. Within consumer staples, we held major positions in global companies such as Unilever, Nestle and Diageo. Our consumer staples weighting was more than twice that of the S&P 500 at the end of the period.

     We were underweighted in energy for the period, although we built up our position in the sector during the period by adding companies such as Devon Energy, an exploration and production company; Gazprom, the Russian energy giant; and ConocoPhillips, a major integrated oil and energy company.

     In general, we made few major changes to the Portfolio. For example, while we sold our position in Hartford Financial, we used the proceeds to initiate an investment in another insurance giant, American International Group (AIG), which we liked because of its exposure to international markets. While we reduced our position in financials stocks in 2006, we still maintain a focus on them, emphasizing the larger, diversified financial services corporations that have increased their profiles in international markets. Noteworthy examples include our holdings in shares of Morgan Stanley, Merrill Lynch and JP Morgan Chase.


A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     On June 30, 2007, our weighting in the financials sector accounted for more than 20% of Portfolio assets, which was more than the weighting in the S&P
     500. While we have maintained our general weighting in health care - less than that in the S&P 500 - we did make some minor adjustments. For example, in the pharmaceuticals area, while we sold our investment in Sanofi Aventis, we added a position in Wyeth. The decision was based on our belief that in an era of industry consolidation, Wyeth is better positioned as a potential acquisition candidate.

Q. What types of individual investments most affected results over the six months?

A. We had excellent performance from some of the mid-sized companies in our Portfolio. Among the examples were: Borg-Warner, a manufacturer of highly engineered components such as drive trains for the automotive industry; railroad corporation Canadian Pacific; and technology manufacturer Arrow Electronics.

     Other holdings that outperformed the market and added to the Portfolio's returns included: technology companies Hewlett-Packard and Nokia; consumer staples companies Unilever, Bunge, Diageo and Nestle; insurer MetLife; oil company ConocoPhillips; diversified industrial company 3M; telecommunication services providers Verizon and AT&T; and Cemex, the Mexican-based materials giant.

     After helping support performance in 2006, our exposure to the diversified financials industry was a drag on performance in 2007, as investors worried about the potential fallout from the problems in the subprime mortgage lending area. However, we continue to like the prospects of our financials holdings and have maintained our positions. Also holding back results was Regions Financial, a banking corporation based in the Southeast. Investors have been leery of acquisitions the company has made, but we think the corporation has sound prospects.

Q.   What is your investment outlook?

A. We plan to continue to pursue our strategy, which is to buy higher-quality companies at inexpensive prices relative to our estimate of long-term prospects. We continue to like the prospects of our consumer staples holdings - many of which have a major presence in the global marketplace.

     The recent advances in the stock market have been primarily liquidity driven. In other words, new money has entered the market, attracted by robust recent returns, and has driven up stock prices in general. As a consequence, many of the best performing stocks have been highly speculative. However, as corporate earnings growth slows, we think the stock market is likely to return to a more normal situation, creating conditions where the types of high-quality value stocks that we emphasize can do well. Many of our holdings boast high dividend yields, which also should be an advantage as the market enters a more uncertain period.


     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                            Value
               COMMON STOCKS - 89.3%
               Energy - 7.3%
               Integrated Oil & Gas - 4.3%
   7,090       ConocoPhillips                                 $   556,565
   6,000       Gazprom (A.D.R.)*                                  251,582
                                                              -----------
                                                              $   808,147
                                                              -----------
               Oil & Gas Exploration & Production - 3.0%
   7,330       Devon Energy Corp.                             $   573,866
                                                              -----------
               Total Energy                                   $ 1,382,013
                                                              -----------
               Materials - 3.6%
               Construction Materials - 1.9%
   9,537       Cemex SA (A.D.R.)*                             $   351,915
                                                              -----------
               Diversified Metals & Mining - 0.4%
   2,700       Anglo American Plc                             $    79,218
                                                              -----------
               Forest Products - 1.3%
   3,050       Weyerhaeuser Co.                               $   240,737
                                                              -----------
               Total Materials                                $   671,870
                                                              -----------
               Capital Goods - 10.3%
               Aerospace & Defense - 5.8%
   9,900       Raytheon Co.                                   $   533,511
   8,000       United Technologies Corp.                          567,440
                                                              -----------
                                                              $ 1,100,951
                                                              -----------
               Industrial Conglomerates - 4.5%
   6,700       3M Co.                                         $   581,493
   7,070       General Electric Co.                               270,640
                                                              -----------
                                                              $   852,133
                                                              -----------
               Total Capital Goods                            $ 1,953,084
                                                              -----------
               Transportation - 2.2%
               Railroads - 2.2%
   4,170       Canadian National Railway Co.                  $   212,378
   3,000       Canadian Pacific Railway, Ltd.                     206,460
                                                              -----------
                                                              $   418,838
                                                              -----------
               Total Transportation                           $   418,838
                                                              -----------
               Automobiles & Components - 2.4%
               Auto Parts & Equipment - 2.4%
   5,200       BorgWarner, Inc.                               $   447,408
                                                              -----------
               Total Automobiles & Components                 $   447,408
                                                              -----------
               Retailing - 1.6%
               Home Improvement Retail - 1.6%
   7,600       Home Depot, Inc.                               $   299,060
                                                              -----------
               Total Retailing                                $   299,060
                                                              -----------
               Food, Beverage & Tobacco - 17.6%
               Agricultural Products - 3.9%
   5,600       Archer Daniels Midland Co.                     $   185,304
   6,500       Bunge, Ltd. (a)                                    549,250
                                                              -----------
                                                              $   734,554
                                                             -----------
              Distillers & Vintners - 2.8%
  6,270       Diageo Plc (A.D.R.)                            $   522,354
                                                             -----------
              Packaged Foods & Meats - 10.9%
  8,450       General Mills, Inc.                            $   493,649
 12,300       Kraft Foods, Inc.                                  433,575
  4,970       Nestle SA (A.D.R.)                                 474,049
 21,360       Unilever N.V.                                      662,587
                                                             -----------
                                                             $ 2,063,860
                                                             -----------
              Total Food, Beverage & Tobacco                 $ 3,320,768
                                                             -----------
              Household & Personal Products - 2.8%
              Household Products - 2.8%
  7,820       Kimberly-Clark Corp.                           $   523,080
                                                             -----------
              Total Household &
              Personal Products                              $   523,080
                                                             -----------
              Pharmaceuticals & Biotechnology - 7.7%
              Pharmaceuticals - 7.7%
  7,620       GlaxoSmithKline (A.D.R.)                       $   399,059
 20,250       Pfizer, Inc.                                       517,793
  9,630       Wyeth                                              552,184
                                                             -----------
                                                             $ 1,469,036
                                                             -----------
              Total Pharmaceuticals &
              Biotechnology                                  $ 1,469,036
                                                             -----------
              Banks - 3.4%
              Diversified Banks - 1.0%
  3,800       ICICI Bank, Ltd. (A.D.R.) (a)                  $   186,770
                                                             -----------
              Regional Banks - 2.4%
 13,550       Regions Financial Corp.                        $   448,505
                                                             -----------
              Total Banks                                    $   635,275
                                                             -----------
              Diversified Financials - 12.1%
              Investment Banking & Brokerage - 5.6%
  6,000       Merrill Lynch & Co., Inc.                      $   501,480
  6,600       Morgan Stanley                                     553,608
                                                             -----------
                                                             $ 1,055,088
                                                             -----------
              Other Diversified Financial Services - 6.5%
  9,230       Bank of America Corp.                          $   451,255
  5,130       Citigroup, Inc.                                    263,118
 10,450       J.P. Morgan Chase & Co.                            506,302
                                                             -----------
                                                             $ 1,220,675
                                                             -----------
              Total Diversified Financials                   $ 2,275,763
                                                             -----------
              Insurance - 7.8%
              Life & Health Insurance - 3.1%
  9,040       MetLife, Inc.                                  $   582,898
                                                             -----------
              Multi-Line Insurance - 3.0%
  8,170       American International Group, Inc.             $   572,145
                                                             -----------
              Property & Casualty Insurance - 1.7%
  5,850       Chubb Corp.                                    $   316,719
                                                             -----------
              Total Insurance                                $ 1,471,762
                                                             -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                            Value
               Technology Hardware & Equipment - 5.7%
               Communications Equipment - 2.2%
 14,900        Nokia Corp. (A.D.R.)                           $   418,839
                                                              -----------
               Computer Hardware - 2.4%
 10,220        Hewlett-Packard Co.                            $   456,016
                                                              -----------
               Technology Distributors - 1.1%
  5,150        Arrow Electronics, Inc.*                       $   197,915
                                                              -----------
               Total Technology Hardware & Equipment          $ 1,072,770
                                                              -----------
               Telecommunication Services - 4.8%
               Integrated Telecommunication Services - 4.8%
 11,130        AT&T Corp.                                     $   461,894
 11,000        Verizon Communications, Inc.                       452,870
                                                              -----------
                                                              $   914,764
                                                              -----------
               Total Telecommunication Services               $   914,764
                                                              -----------
               TOTAL COMMON STOCK
               (Cost $14,555,460)                             $16,855,491
                                                              -----------
               TEMPORARY CASH INVESTMENT - 3.9%
               Security Lending Collateral - 3.9%
729,373        Securities Lending Investment
               Fund, 5.28%                                    $   729,373
                                                              -----------
               TOTAL TEMPORARY
               CASH INVESTMENTS
               (Cost $729,373)                                $   729,373
                                                              -----------
               TOTAL INVESTMENT IN
               SECURITIES - 93.2%
               (Cost $15,284,833)                             $17,584,864
                                                              -----------
               OTHER ASSETS AND
               LIABILITIES - 6.8%                             $ 1,283,121
                                                              -----------
               TOTAL NET ASSETS -100.0%                       $18,867,985
                                                              ===========

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a)      At June 30, 2007, the following securities were out on loan:

         Shares    Security                             Value
         6,435     Bunge, Ltd.                      $ 543,758
         3,762     ICICI Bank, Ltd. (A.D.R.)          184,902
                                                    ---------
                   Total                            $ 728,660
                                                    =========

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                               Six Months
                                                                                  Ended           Year         3/18/05 (a)
                                                                                 6/30/07         Ended             to
Class II                                                                       (unaudited)      12/31/06        12/31/05
Net asset value, beginning of period                                            $  12.85        $  10.99        $  10.00
                                                                                --------        --------        --------
Increase from investment operations:
 Net investment income                                                          $   0.07        $   0.12        $   0.04
 Net realized and unrealized gain on investments                                    0.71            1.76            0.95
                                                                                --------        --------        --------
  Net increase from investment operations                                       $   0.78        $   1.88        $   0.99
Distributions to shareowners:
 Net income                                                                        (0.11)          (0.02)             --
                                                                                --------        --------        --------
Net investment increase in net asset value                                      $   0.67        $   1.86        $   0.99
                                                                                --------        --------        --------
Net asset value, end of period                                                  $  13.52        $  12.85        $  10.99
                                                                                ========        ========        ========
Total return*                                                                       6.08%          17.14%           9.90%(b)
Ratio of net expenses to average net assets+                                        1.00%**         1.00%           1.00%**
Ratio of net investment income to average net assets+                               1.74%**         1.70%           1.13%**
Portfolio turnover rate                                                               17%**           19%             34%(b)
Net assets, end of period (in thousands)                                        $ 18,868        $ 14,290        $  4,523
Ratios assuming no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                       1.37%**         1.68%           5.71%**
 Net investment income (loss)                                                       1.37%**         1.02%          (3.58)%**

(a)  Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
(b)  Not Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $728,660)
   (cost $15,284,833)                                                           $17,584,864
 Cash                                                                             2,031,168
 Receivables --
   Dividends, interest and foreign taxes withheld                                    23,316
 Other                                                                                  356
                                                                                -----------
  Total assets                                                                  $19,639,704
                                                                                -----------
LIABILITIES:
 Payables --
 Fund shares repurchased                                                        $     6,092
 Upon return of securities loaned                                                   729,373
 Due to affiliates                                                                      994
 Accrued expenses                                                                    35,260
                                                                                -----------
  Total liabilities                                                             $   771,719
                                                                                -----------
NET ASSETS:
 Paid-in capital                                                                $16,370,777
 Undistributed net investment income                                                136,420
 Accumulated undistributed net realized gain on investments                          60,757
 Net unrealized gain on investments                                               2,300,031
                                                                                -----------
  Total net assets                                                              $18,867,985
                                                                                -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
   Net assets                                                                   $18,867,985
Shares outstanding                                                                1,395,109
                                                                                -----------
 Net asset value per share                                                      $     13.52

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           Six Months
                                                                                             Ended
                                                                                            6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $4,792)                                        $ 177,144
 Interest                                                                                      34,847
 Income on securities loaned, net                                                               3,128
                                                                                            ---------
  Total investment income                                                                   $ 215,119
                                                                                            ---------
EXPENSES:
 Management fees                                                                            $  55,044
 Transfer agent fees and expenses                                                                 747
 Distribution fees (Class II)                                                                  19,659
 Administrative reimbursements                                                                  1,769
 Custodian fees                                                                                 7,680
 Professional fees                                                                             15,992
 Printing expenses                                                                              3,005
 Fees and expenses of nonaffiliated trustees                                                    3,197
 Miscellaneous                                                                                    309
                                                                                            ---------
  Total expenses                                                                            $ 107,402
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.     (28,768)
                                                                                            ---------
  Net expenses                                                                              $  78,634
                                                                                            ---------
   Net investment income                                                                    $ 136,485
                                                                                            ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                                                         $ 129,970
                                                                                            ---------
 Change in net unrealized gain from investments                                             $ 640,293
                                                                                            ---------
 Net realized gain on investments                                                           $ 770,263
                                                                                            ---------
 Net increase in net assets resulting from operations                                       $ 906,748
                                                                                            =========

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended           Year
                                                                         6/30/07          Ended
                                                                       (unaudited)      12/31/06
FROM OPERATIONS:
Net investment income                                                 $    136,485    $    154,025
Net realized gain (loss) on investments                                    129,970         (27,536)
Change in net unrealized gain on investments                               640,293       1,399,521
                                                                      ------------    ------------
  Net increase in net assets resulting from operations                $    906,748    $  1,526,010
                                                                      ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.11 and $0.02 per share, respectively)                   $   (154,057)   $    (17,546)
                                                                      ------------    ------------
  Total distributions to shareowners                                  $   (154,057)   $    (17,546)
                                                                      ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  4,765,994    $ 10,521,711
Reinvestment of distributions                                              154,057          17,128
Cost of shares repurchased                                              (1,095,220)     (2,279,933)
                                                                      ------------    ------------
  Net increase in net assets resulting from Fund share transactions   $  3,824,831    $  8,258,906
                                                                      ------------    ------------
  Net increase in net assets                                          $  4,577,522    $  9,767,370
                                                                      ------------    ------------
NET ASSETS:
Beginning of period                                                   $ 14,290,463    $  4,523,093
                                                                      ------------    ------------
End of period                                                         $ 18,867,985    $ 14,290,463
                                                                      ============    ============
Undistributed net investment income, end of period                    $    136,420    $    153,992
                                                                      ============    ============

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Cullen Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $66,634 of which the following amounts will expire between 2013 and 2014 if not utilized: $38,265 in 2013 and $28,369 in 2014.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis:

--------------------------------------------------------------------------------
                                                                     2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                               $    17,546
                                                               -----------
  Total distributions                                          $    17,546
                                                               ===========

 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income                                 $   153,992
 Capital loss carryforward                                         (66,634)
 Unrealized appreciation                                         1,657,159
                                                               -----------
  Total                                                        $ 1,744,517
                                                               ===========
--------------------------------------------------------------------------------

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the year ended June 30, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $468 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $268 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $258 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                Gross            Gross             Net
                              Tax Cost       Appreciation     Depreciation     Appreciation
--------------------------------------------------------------------------------------------------
Cullen Value Portfolio      $15,287,412      $2,325,905         $  (28,453)      $2,297,452
                            ===========      ==========         ==========       ==========
--------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $4,385,417 and $1,187,236, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the year ended December 31, 2006:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                '07 Shares       '07 Amount
Cullen Value Portfolio          (unaudited)      (unaudited)       '06 Shares      '06 Amount
---------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                       355,439         $4,765,994         892,397       $10,521,711
Reinvestment of distributions      11,270            154,057           1,514           17,128
Shares repurchased                (83,385)        (1,095,220)       (194,177)      (2,279,933)
                                 -------------------------------------------------------------
Net increase                      283,324         $3,824,831         700,274       $8,258,906
                                 =============================================================
---------------------------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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                                                                              17

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18

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

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20

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                                                                              21

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19637-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      6
  Financial Statements                                                         9
  Notes to Financial Statements                                               14
  Trustees, Officers and Service Providers                                    19


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

International Common Stocks                                                59.5%
Depositary Receipts for International Stocks                               25.7%
U.S. Common Stocks                                                          8.8%
International Preferred Stocks                                              3.2%
Temporary Cash Investment                                                   2.8%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Brazil                                                                     15.8%
South Korea                                                                14.0%
South Africa                                                               11.2%
Russia                                                                     11.1%
People's Republic of China                                                 10.2%
Taiwan                                                                      7.7%
Mexico                                                                      5.3%
Indonesia                                                                   3.9%
India                                                                       3.1%
Singapore                                                                   2.2%
United States                                                               2.0%
Philippines                                                                 1.9%
Turkey                                                                      1.9%
Israel                                                                      1.8%
Peru                                                                        1.1%
Argentina                                                                   1.0%
Poland                                                                      1.0%
Malaysia                                                                    1.0%
Canada                                                                      1.0%
Sweden                                                                      1.0%
Kazakhstan                                                                  1.0%
Hong Kong                                                                   0.8%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Petrobras Brasileiro (A.D.R)                                           3.19%
2.  Companhia Vale do Rio
      Doce (A.D.R)                                                         2.40
3.  America Movil (A.D.R.)                                                 1.82
4.  Lojas Renner SA                                                        1.61
5.  Taiwan Semiconductor
      Manufacturing Co.
      (A.D.R)                                                              1.61

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           6/30/07           12/31/06
  Class I                                           $37.11            $34.26
  Class II                                          $36.70            $33.92

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)                Income         Capital Gains     Capital Gains
  Class I                         $0.2042        $0.1979           $3.9448
  Class II                        $0.1391        $0.1979           $3.9448

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

Date      MSCI Emerging             Pioneer Emerging              Pioneer Emerging
          Markets Index             Markets VCT Portfolio,        Markets VCT Portfolio,
                                    Class I                       Class II
'98       $10,000                   $10,000                       $10,000
          $14,930                   $14,120                       $14,097
'00       $16,344                   $17,239                       $17,238
          $12,124                   $11,777                       $11,702
'02       $12,282                   $12,194                       $12,083
          $13,137                   $13,062                       $12,916
'04       $17,539                   $17,019                       $16,799
          $23,659                   $22,451                       $22,100
'06       $32,154                   $32,057                       $31,490
'07       $46,768                   $48,202                       $47,236

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                  Class I               Class II
--------------------------------------------------------------------------------
Life-of-Class
(10/30/1998)                                      19.90%                19.62%
5 Years                                           31.64%                31.35%
1 Year                                            50.37%                50.00%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
-------------------------------------------------------------------------
Beginning Account Value on 1/1/07              $1,000.00       $1,000.00
Ending Account Value on 6/30/07                $1,208.70       $1,206.80
Expenses Paid During Period*                   $    7.78       $    9.08

* Expenses are equal to the Portfolio's annualized expense ratio of 1.42% for Class I and 1.66% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
-------------------------------------------------------------------------
Beginning Account Value on 1/1/07              $1,000.00        $1,000.00
Ending Account Value on 6/30/07                $1,017.75        $1,016.56
Expenses Paid During Period*                   $    7.10        $    8.30

* Expenses are equal to the Portfolio's annualized expense ratio of 1.42% for Class I and 1.66% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


In the following interview, Christopher Smart, Pioneer Emerging Market VCT Portfolio's portfolio manager, discusses the factors that influenced performance during the six months ended June 30, 2007.

Q.  How did emerging markets equities perform during the reporting period?
A. For reasons both fundamental and technical in nature, emerging markets equities performed very well during the past six months. Looking first at the fundamentals, we are seeing a period of unprecedented financial strength for emerging nations. Impressive economic growth has led to significant improvements in both government finances and corporate balance sheets, fueling investors' confidence in the asset class. In addition, emerging market valuations remain below those of the developed markets, as the pace of corporate earnings growth has been much higher. On the technical side, a high level of global liquidity - i.e., the abundance of cash available for investment in the financial markets - has boosted performance for all higher-risk asset classes, particularly emerging market equities.

Q.  How did the Portfolio perform?
A. For the six months ended June 30, 2007, Class I shares generated a total return at net asset value of 20.87% and Class II a return of 20.68%. The Portfolio outpaced both the 17.75% return of the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the 17.61% average return of the 38 portfolios in Lipper's Emerging Markets Portfolios category.

    Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.  What factors helped and hurt performance?
A. Our stock selection was strongest in South Korea, where the Portfolio's holdings returned approximately 45% during the reporting period. Performance was helped by investments in the shipbuilding stocks Hyundai Heavy Industries and Samsung Heavy Industries. Despite having already rallied substantially coming into the semiannual period, the two stocks returned about 175% and 104%, respectively, during the reporting period.

    Another source of strength for the Portfolio was South Africa, where our holdings returned about 16% during the reporting period versus a gain of 9.9% for the broader market. Also helping performance were our holdings in construction and infrastructure stocks such as Aveng and Murray & Roberts, both of which have benefited from the government's plan to spend more than $60 billion on infrastructure in the next three years.

    Our stock picks in Russia also outperformed the market by a comfortable margin. While the Russian index was down 2.3% due to the perception of rising political risk, the stocks held in the Portfolio produced a return of about 4.2% for the reporting period. Leading performers included the cellular provider Vimplecom, which returned about 35% for the reporting period, and TMK - Russia's largest manufacturer of oil and gas pipelines - which rose about 10% for the reporting period.

    On the negative side, the factor taking the largest bite out of the Portfolio's relative performance was its below-benchmark weighting in the strong Polish market. The underweight was based on our view that there were better

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    bottom-up investment opportunities elsewhere, but in the short term it proved detrimental to performance. Also detracting was the fact that the Portfolio was not invested in the top-performing stocks in Turkey. While the leaders in the Turkish market largely included steel, telecoms, and oil refiners, the Portfolio was tilted toward the underperforming financials sector.

Q.  In what areas have you been finding opportunities?
A. We continue to look for fundamentally sound companies located in countries with rapid economic growth and falling interest rates. More specifically, we are looking for companies that can benefit from what we see as the two most important trends in the emerging markets - the rapid build-out of infrastructure and the growing spending and saving power of consumers. We believe some of the best such opportunities can be found in Brazil and Russia, but we also have found attractive investments in other regions, including LG Household and Healthcare, a South Korean cosmetics company that sells its products door-to-door, and America Movil, the dominant cellular service provider in Latin America.

Q.  What is your broad view regarding the emerging markets?
A. Investors in the emerging markets have enjoyed outstanding returns not just during the past six months, but also over the past five years. While we do not expect the asset class to keep up this pace indefinitely, we believe it is important for investors to keep in mind that the underlying fundamentals that have supported this rally remain firmly in place. Global growth remains on track, earnings growth is robust and, perhaps most important, balance sheets are exceptionally strong compared with five to ten years ago. The result is that emerging market companies have grown from a position of strength, which should make them less vulnerable to unfavorable external developments. We believe the positive fundamental backdrop should continue to provide a firm underpinning for emerging market equities.


    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                                Value
                   PREFERRED STOCKS - 3.2%
                   Materials - 0.7%
                   Diversified Metals & Mining - 0.7%
   15,990          Cia Vale Do Rio Doce                            $   598,195
                                                                   -----------
                   Total Materials                                 $   598,195
                                                                   -----------
                   Media - 1.5%
                   Broadcasting & Cable TV - 1.5%
   81,380          Net Servicos de Comunicacao SA*                 $ 1,343,956
                                                                   -----------
                   Total Media                                     $ 1,343,956
                                                                   -----------
                   Banks - 1.0%
                   Diversified Banks - 1.0%
   21,330          Banco Itau Holding Financeira*                  $   947,275
                                                                   -----------
                   Total Banks                                     $   947,275
                                                                   -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $1,128,959)                               $ 2,889,426
                                                                   -----------
                   COMMON STOCKS - 94.2%
                   Energy - 13.8%
                   Coal & Consumable Fuels - 1.1%
  652,800          Yanzhou Coal Mining*                            $   991,681
                                                                   -----------
                   Integrated Oil & Gas - 7.3%
  894,300          China Petroleum & Chemical                      $ 1,000,898
   14,000          Gazprom (A.D.R.)*                                   587,024
   17,100          Lukoil Holding (A.D.R.)                           1,308,150
   26,100          Petrobras Brasileiro (A.D.R.)                     2,784,348
   23,600          Sasol, Ltd. (A.D.R.)                                885,944
                                                                   -----------
                                                                   $ 6,566,364
                                                                   -----------
                   Oil & Gas Equipment & Services - 2.0%
   18,500          TelecomAsia Corp. Public Co., Ltd.              $   905,760
   24,700          TMK (G.D.R.) (144A)*                                898,107
                                                                   -----------
                                                                   $ 1,803,867
                                                                   -----------
                   Oil & Gas Exploration & Production - 1.4%
  842,500          CNOOC, Ltd.                                     $   957,368
    5,600          Surgutneftegaz (A.D.R.)*(a)                         305,760
                                                                   -----------
                                                                   $ 1,263,128
                                                                   -----------
                   Oil & Gas Refining & Marketing - 2.0%
   45,900          Polski Koncern Naftowy Orlen SA                 $   904,102
   10,500          Reliance Industries, Ltd. (G.D.R.) (144A)           879,270
                                                                   -----------
                                                                   $ 1,783,372
                                                                   -----------
                   Total Energy                                    $12,408,412
                                                                   -----------
                   Materials - 12.0%
                   Construction Materials - 1.0%
1,310,400          PT Indocement Tunggal Prakarsa Tbk              $   905,418
                                                                   -----------

   Shares                                                                Value
                   Diversified Metals & Mining - 5.4%
   55,500          Companhia Vale do Rio Doce (A.D.R.)             $ 2,092,350
   10,300          Freeport-McMoRan Copper &
                   Gold, Inc. (Class B)                                853,046
    4,700          Norilsk Nickel*                                   1,043,400
  623,700          PT Aneka Tambang TBK                                864,754
                                                                   -----------
                                                                   $ 4,853,550
                                                                   -----------
                   Gold - 3.3%
   77,000          Gold Fields, Ltd. (A.D.R.)*                     $ 1,208,900
  114,900          IAMGOLD Corp. (a)                                   880,134
1,440,375          Zijin Mining Group Co., Ltd.*                       850,912
                                                                   -----------
                                                                   $ 2,939,946
                                                                   -----------
                   Precious Metals & Minerals - 2.3%
    7,100          Anglo American Platinum Corp., Ltd.             $ 1,163,689
   24,400          Compania de Minas Buenaventura SAA                  914,024
                                                                   -----------
                                                                   $ 2,077,713
                                                                   -----------
                   Total Materials                                 $10,776,627
                                                                   -----------
                   Capital Goods - 16.0%
                   Aerospace & Defense - 0.9%
   18,400          Elbit Systems, Ltd.                             $   773,892
                                                                   -----------
                   Construction & Engineering - 6.3%
  127,500          Aveng, Ltd.                                     $   892,418
  630,100          China Communications
                   Construction Co., Ltd.*                           1,128,693
1,049,179          Continental Engineering Corp.*                      867,977
  179,617          Empressa ICA Sociedad
                   Controladora SA de CV*                              911,171
    7,300          GS Engineering & Construction Corp.*                875,020
   17,740          Kyeryong Construction Industrial Co., Ltd.*         966,266
                                                                   -----------
                                                                   $ 5,641,545
                                                                   -----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 5.8%
   23,100          Daewoo Heavy Industries &
                   Machinery, Ltd.                                 $ 1,306,424
    3,730          Hyundai Heavy Industries*                         1,391,717
   26,400          Samsung Heavy Industries Co., Ltd.*               1,290,571
  949,000          Yangzijiang Shipbuilding*                         1,189,171
                                                                   -----------
                                                                   $ 5,177,883
                                                                   -----------
                   Industrial Conglomerates - 3.0%
   33,200          Barloworld                                      $   924,031
  116,400          Keppel Corp.                                        949,369
   94,800          Murray & Roberts Holdings                           857,631
                                                                   -----------
                                                                   $ 2,731,031
                                                                   -----------
                   Total Capital Goods                             $14,324,351
                                                                   -----------


6   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                        Value
                   Transportation - 2.1%
                   Marine - 1.1%
      420,600      China Shipping Development Co., Ltd.        $   969,262
                                                               -----------
                   Railroads - 1.0%
       65,400      All America Latina Logistica                $   890,493
                                                               -----------
                   Total Transportation                        $ 1,859,755
                                                               -----------
                   Consumer Durables & Apparel - 3.0%
                   Footwear - 0.1%
       34,500      Stella International*                       $    68,402
                                                               -----------
                   Homebuilding - 1.9%
      152,600      Corporacion GEO, SA de CV*                  $   838,392
       73,040      Cyrela Brazil Realty SA*                        906,656
                                                               -----------
                                                               $ 1,745,048
                                                               -----------
                   Housewares & Specialties - 1.0%
       25,500      Woongjin Coway Co., Ltd.*                   $   862,877
                                                               -----------
                   Total Consumer Durables & Apparel           $ 2,676,327
                                                               -----------
                   Consumer Services - 1.0%
                   Hotels, Resorts & Cruise Lines - 1.0%
      233,900      Indian Hotels Co., Ltd.                     $   869,774
                                                               -----------
                   Total Consumer Services                     $   869,774
                                                               -----------
                   Media - 1.8%
                   Broadcasting & Cable TV - 0.8%
      102,800      Television Broadcasts, Ltd.                 $   723,277
                                                               -----------
                   Movies & Entertainment - 1.0%
       32,900      CTC Media, Inc.*(a)                         $   892,906
                                                               -----------
                   Total Media                                 $ 1,616,183
                                                               -----------
                   Retailing - 4.0%
                   Apparel Retail - 1.0%
      178,700      Truworths International, Ltd.               $   921,077
                                                               -----------
                   Department Stores - 2.6%
        7,700      Hyundai Department Store Co., Ltd.*         $   906,327
       75,800      Lojas Renner SA*                              1,407,052
                                                               -----------
                                                               $ 2,313,379
                                                               -----------
                   Homefurnishing Retail - 0.4%
       38,250      Ellerine Holdings, Ltd.                     $   374,232
                                                               -----------
                   Total Retailing                             $ 3,608,688
                                                               -----------
                   Food & Drug Retailing - 1.3%
                   Food Distributors - 0.3%
        9,800      X-5 Retail Group NV (G.D.R.)*               $   287,140
                                                               -----------
                   Food Retail - 1.0%
      308,000      President Chain Store Corp.                 $   880,548
                                                               -----------
                   Total Food & Drug Retailing                 $ 1,167,688
                                                               -----------

       Shares                                                        Value
                   Food, Beverage & Tobacco - 2.6%
                   Packaged Foods & Meats - 1.2%
       10,000      Wimm-Bill-Dann*                             $ 1,040,100
                                                               -----------
                   Soft Drinks - 1.4%
       32,100      Fomento Economico Mexicano SA de CV         $ 1,262,172
                                                               -----------
                   Total Food, Beverage & Tobacco              $ 2,302,272
                                                               -----------
                   Household & Personal Products - 1.8%
                   Household Products - 0.9%
        5,700      LG Household & Health Care, Ltd.*           $   826,372
                                                               -----------
                   Personal Products - 0.9%
       17,700      Oriflame Cosmetics SA                       $   831,744
                                                               -----------
                   Total Household &
                   Personal Products                           $ 1,658,116
                                                               -----------
                   Banks - 15.7%
                   Diversified Banks - 15.7%
       36,564      Banco Bradesco SA (a)                       $   881,558
       68,700      Banco do Brasil SA                              988,502
    1,011,000      Bank Danamon PT*                                771,200
      170,300      Bank Hapoalim, Ltd.                             832,429
      264,000      Bumiputra-Commerce Holdings Bhd                 893,668
    1,289,700      China Construction Bank*                        887,771
    1,133,000      Chinatrust Financial Holding Co., Ltd.*         885,910
       18,010      Hana Financial Holdings*                        875,350
    1,485,000      Industrial & Commerical Bank of China           826,234
       38,300      Kazkommertsbank (144A)*                         842,600
       13,300      Kookmin Bank (A.D.R.)*                        1,166,675
          220      Sberbank RF*                                    846,921
       14,000      Shinhan Financial Group Co., Ltd.*              848,485
       59,649      Standard Bank Group, Ltd.                       831,839
      306,000      Turkiye Vakiflar Bankasi*                       786,111
        8,062      Uniao de Bancos Brasileiros SA
                   (Unibanco) (G.D.R.) (144A)                      909,958
                                                               -----------
                                                               $14,075,211
                                                               -----------
                   Total Banks                                 $14,075,211
                                                               -----------
                   Diversified Financials - 1.8%
                   Investment Banking & Brokerage - 0.9%
       73,700      VTB Bank (G.D.R.) (144A)*                   $   809,226
                                                               -----------
                   Diversified Financial Services - 0.9%
      195,400      African Bank Investments, Ltd.              $   817,042
                                                               -----------
                   Total Diversified Financials                $ 1,626,268
                                                               -----------
                   Insurance - 3.0%
                   Life & Health Insurance - 1.0%
       38,096      Cathay Financial Holding Co., Ltd.
                   (144A) (G.D.R.)*                            $   909,352
                                                               -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                            Value
                   Property & Casualty Insurance - 2.0%
  141,734          Aksigorta AS                                $   851,131
   27,800          Dongbu Insurance Co., Ltd.*                     933,725
                                                               -----------
                                                               $ 1,784,856
                                                               -----------
                   Total Insurance                             $ 2,694,208
                                                               -----------
                   Real Estate - 1.9%
                   Real Estate Management & Development - 1.9%
2,216,240          Ayala Land, Inc.                            $   835,079
   69,300          Sistema Hals (G.D.R.) (144A)*                   831,600
                                                               -----------
                                                               $ 1,666,679
                                                               -----------
                   Total Real Estate                           $ 1,666,679
                                                               -----------
                   Technology Hardware & Equipment - 1.5%
                   Electronic Manufacturing Services - 1.5%
  155,029          Hon Hai Precision Industry                  $ 1,344,088
                                                               -----------
                   Total Technology Hardware &
                   Equipment                                   $ 1,344,088
                                                               -----------
                   Semiconductors - 2.1%
                   Semiconductors - 2.1%
  211,936          Taiwan Semiconductor Manufacturing Co.      $   458,760
  126,338          Taiwan Semiconductor Manufacturing Co.
                   (A.D.R.)                                      1,406,147
                                                               -----------
                                                               $ 1,864,907
                                                               -----------
                   Total Semiconductors                        $ 1,864,907
                                                               -----------
                   Telecommunication Services - 7.7%
                   Integrated Telecommunication Services - 1.0%
  820,100          PT Telekomunikasi Indonesia                 $   885,433
                                                               -----------
                   Wireless Telecommunication Services - 6.7%
   25,700          America Movil (A.D.R.)                      $ 1,591,601
   15,000          Mobile Telesystems (A.D.R.)*                    908,550
   65,200          MTN Group, Ltd.                                 893,900
   14,500          Philippine Long Distance Telephone Co.          829,856
   75,200          Reliance Communications, Ltd.*                  957,011
    8,100          Vimpel-Communications (A.D.R.)                  853,416
                                                               -----------
                                                               $ 6,034,334
                                                               -----------
                   Total Telecommunication Services            $ 6,919,767
                                                               -----------
                   Utilities - 1.1%
                   Water Utilities - 1.1%
  443,000          Sino-Environment Technology Group*          $   947,784
                                                               -----------
                   Total Utilities                             $   947,784
                                                               -----------
                   TOTAL COMMON STOCKS
                   (Cost $51,837,361)                          $84,407,105
                                                               -----------
                   TEMPORARY CASH INVESTMENT - 2.8%
                   Security Lending Collateral - 2.8%
2,539,069          Securities Lending Investment
                   Fund, 5.28%                                 $ 2,539,069
                                                               -----------

   Shares                                                            Value
                   TOTAL TEMPORARY CASH
                   INVESTMENT
                   (Cost $2,539,069)                           $ 2,539,069
                                                               -----------
                   TOTAL INVESTMENT
                   IN SECURITIES - 100.2%
                   (Cost $55,505,389) (b)                      $89,835,600
                                                               -----------
                   OTHER ASSETS
                   AND LIABILITIES - (0.2)%                    $  (179,217)
                                                               -----------
                   TOTAL NET ASSETS - 100.0%                   $89,656,383
                                                               ===========

(A.D.R.) American Depositary Receipt.
(G.D.R.) Global Depositary Receipt.
*        Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $6,080,113 or 6.8% of total net assets.
(a)      At June 30, 2007, the following securities were out on loan:

         Shares         Security                                     Value
         33,648         Banco Bradesco SA                            $  811,253
         32,571         CTC Media, Inc.*(a)                             883,977
         61,645         IAMGOLD Corp.                                   472,201
          5,522         Surgutneftegaz (A.D.R.)*                        301,501
                                                                     ----------
                        Total                                        $2,468,932
                                                                     ==========

(b) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

         Brazil                                                           15.8%
         South Korea                                                      14.0
         South Africa                                                     11.2
         Russia                                                           11.1
         People's Republic of China                                       10.2
         Taiwan                                                            7.7
         Mexico                                                            5.3
         Indonesia                                                         3.9
         India                                                             3.1
         Singapore                                                         2.2
         United States                                                     2.0
         Philippines                                                       1.9
         Turkey                                                            1.9
         Israel                                                            1.8
         Peru                                                              1.1
         Argentina                                                         1.0
         Poland                                                            1.0
         Malaysia                                                          1.0
         Canada                                                            1.0
         Sweden                                                            1.0
         Kazakhstan                                                        1.0
         Hong Kong                                                         0.8
                                                                         -----
                                                                         100.0%
                                                                         =====


8  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended       Year        Year      Year      Year      Year
                                                                      6/30/07     Ended       Ended     Ended     Ended     Ended
Class I                                                             (unaudited)  12/31/06    12/31/05  12/31/04  12/31/03  12/31/02
Net asset value, beginning of period                                 $ 34.26      $ 28.09     $ 20.48   $17.37    $11.03    $11.23
                                                                     -------      -------     -------   ------    ------    ------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.12      $  0.27     $  0.22   $ 0.22    $ 0.20    $ 0.06
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 7.07         8.83        7.51     3.04      6.20     (0.19)
                                                                     -------      -------     -------   ------    ------    ------
  Net increase (decrease) from investment operations                 $  7.19      $  9.10     $  7.73   $ 3.26    $ 6.40    $(0.13)
                                                                     -------      -------     -------   ------    ------    ------
Distributions to shareowners:
 Net investment income                                               $ (0.20)     $ (0.16)    $ (0.12)  $(0.15)   $(0.06)   $(0.07)
 Net realized gain                                                     (4.14)       (2.77)         --       --        --        --
                                                                     -------      -------     -------   ------    ------    ------
Total Distributions                                                  $ (4.34)     $ (2.93)    $ (0.12)  $(0.15)   $(0.06)   $(0.07)
                                                                     -------      -------     -------   ------    ------    ------
Redemption Fee                                                       $    --      $  0.00(a)  $    --   $   --    $   --    $   --
                                                                     -------      -------     -------   ------    ------    ------
Net increase (decrease) in net asset value                           $  2.85      $  6.17     $  7.61   $ 3.11    $ 6.34    $(0.20)
                                                                     -------      -------     -------   ------    ------    ------
Net asset value, end of period                                       $ 37.11      $ 34.26     $ 28.09   $20.48    $17.37    $11.03
                                                                     =======      =======     =======   ======    ======    =======
Total return*                                                          20.87%       35.77%      37.95%   18.93%    58.17%    (1.20)%
Ratio of net expenses to average net assets+                            1.42%**      1.51%       1.75%    1.75%     1.75%     1.75%
Ratio of net investment income to average net assets+                   0.83%**      0.84%       0.94%    1.12%     1.43%     0.63%
Portfolio turnover rate                                                   57%**        49%         74%      66%       79%      124%
Net assets, end of period (in thousands)                             $16,863      $12,919     $11,205   $8,633    $8,399    $5,886
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.42%**      1.51%       1.77%    1.87%     2.51%     2.88%
 Net investment income (loss)                                           0.83%**      0.84%       0.92%    1.00%     0.67%    (0.50)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.42%**      1.51%       1.75%    1.75%     1.75%     1.75%
 Net investment income                                                  0.83%**      0.84%       0.94%    1.12%     1.43%     0.63%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.   9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended       Year         Year      Year      Year      Year
                                                                     6/30/07     Ended        Ended     Ended     Ended     Ended
Class II                                                           (unaudited)  12/31/06     12/31/05  12/31/04  12/31/03  12/31/02
Net asset value, beginning of period                                 $ 33.92     $ 27.84     $ 20.33   $ 17.26    $ 10.98   $11.19
                                                                     -------     -------     -------   -------    -------   ------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.09     $  0.17     $  0.15   $  0.16    $  0.12   $ 0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 6.97        8.79        7.46      3.04       6.21    (0.17)
                                                                     -------     -------     -------   -------    -------   ------
  Net increase (decrease) from investment operations                 $  7.06     $  8.96     $  7.61   $  3.20    $  6.33   $(0.15)
                                                                     -------     -------     -------   -------    -------   ------
Distributions to shareowners:
 Net investment income                                               $ (0.14)    $ (0.11)    $ (0.10)  $ (0.13)   $ (0.05)  $(0.06)
 Net realized gain                                                     (4.14)      (2.77)         --        --         --       --
                                                                     -------     -------     -------   -------   --------   ------
Total Distributions                                                  $ (4.28)    $ (2.88)    $ (0.10)  $ (0.13)   $ (0.05)  $(0.06)
                                                                     -------     -------     -------   -------   --------   ------
Redemption Fee                                                       $    --     $  0.00(a)  $    --   $    --    $    --   $   --
                                                                     -------     -------     -------   -------   --------   ------
Net increase (decrease) in net asset value                           $  2.78     $  6.08     $  7.51   $  3.07    $  6.28   $(0.21)
                                                                     -------     -------     --------  -------   --------   ------
Net asset value, end of period                                       $ 36.70     $ 33.92     $ 27.84   $ 20.33    $ 17.26   $10.98
                                                                     =======     =======     =======   =======    =======   ======
Total return*                                                          20.68%      35.51%      37.60%    18.73%     57.87%   (1.42)%
Ratio of net expenses to average net assets+                            1.66%**     1.75%       1.97%     1.99%      1.99%    1.99%
Ratio of net investment income to average net assets+                   0.62%**     0.57%       0.70%     0.88%      1.04%    0.28%
Portfolio turnover rate                                                   57%**       49%         74%       66%        79%     124%
Net assets, end of period (in thousands)                             $72,794     $58,130     $44,026   $30,347    $26,537   $8,852
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.66%**     1.75%       1.99%     2.11%      2.65%    3.11%
 Net investment income (loss)                                           0.62%**     0.57%       0.68%     0.76%      0.38%   (0.84)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.66%**     1.75%       1.97%     1.99%      1.99%    1.99%
 Net investment income                                                  0.62%**     0.57%       0.70%     0.88%      1.04%    0.28%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,468,932)
  (cost $55,505,389)                                                                     $89,835,600
 Cash                                                                                      1,714,978
 Foreign currencies, at value (cost $132,518)                                                133,859
 Receivables --
  Investment securities sold                                                               1,918,498
  Fund shares sold                                                                           257,934
  Dividends, interest and foreign taxes withheld                                             202,879
 Other                                                                                         1,044
                                                                                         -----------
   Total assets                                                                          $94,064,792
                                                                                         -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                         $ 1,694,137
 Fund shares repurchased                                                                      69,564
 Upon return of securities loaned                                                          2,539,069
 Forward foreign currency settlement contracts, net                                            1,190
 Reserve for repatriation taxes                                                               50,377
 Due to affiliates                                                                            11,327
 Accrued expenses                                                                             42,745
                                                                                         -----------
   Total liabilities                                                                     $ 4,408,409
                                                                                         -----------
NET ASSETS:
 Paid-in capital                                                                         $48,142,863
 Undistributed net investment income                                                         248,673
 Accumulated net realized gain on investments                                              6,982,466
 Net unrealized gain on:
 Investments                                                                              34,279,834
 Forward foreign currency contracts and other assets and liabilities denominated
   in foreign currencies                                                                       2,547
                                                                                         -----------
   Total net assets                                                                      $89,656,383
                                                                                         -----------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
   Net assets                                                                            $16,862,533
 Shares outstanding                                                                          454,443
                                                                                         -----------
 Net asset value per share                                                               $     37.11
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                                            $72,793,850
 Shares outstanding                                                                        1,983,652
                                                                                         -----------
   Net asset value per share                                                             $     36.70


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          Six Months
                                                                                            Ended
                                                                                           6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $85,360)                                    $   843,995
 Interest                                                                                     17,889
 Income on securities loaned, net                                                              2,460
                                                                                         -----------
  Total investment income                                                                $   864,344
                                                                                         -----------
EXPENSES:
 Management fees                                                                         $   437,068
 Transfer agent fees and expenses                                                              1,338
 Distribution fees (Class II)                                                                 78,521
 Administrative reimbursements                                                                 8,551
 Custodian fees                                                                               48,111
 Professional fees                                                                            25,694
 Printing expense                                                                              6,107
 Fees and expenses of nonaffiliated trustees                                                   2,886
 Miscellaneous                                                                                 6,714
                                                                                         -----------
  Total expenses                                                                         $   614,990
                                                                                         -----------
   Net investment income                                                                 $   249,354
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments (net of foreign capital gain taxes of $112)                                 $ 7,101,709
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (62,249)
                                                                                         -----------
                                                                                         $ 7,039,460
                                                                                         -----------
 Change in net unrealized gain from:
 Investments (including change in reserve for repatriation taxes of $3,655)              $ 7,509,112
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           1,427
                                                                                         -----------
                                                                                         $ 7,510,539
                                                                                         -----------
 Net gain on investments and foreign currency transactions                               $14,549,999
                                                                                         -----------
 Net increase in net assets resulting from operations                                    $14,799,353
                                                                                         ===========


12  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                        Ended              Year
                                                                                       6/30/07             Ended
                                                                                     (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                               $    249,354     $    377,690
Net realized gain on investments and foreign currency transactions                     7,039,460        9,217,326
Change in net unrealized gain on investments and foreign currency transactions         7,510,539        8,716,351
                                                                                    ------------     ------------
  Net increase in net assets resulting from operations                              $ 14,799,353     $ 18,311,367
                                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.20 and $0.16 per share, respectively)                                  $    (81,603)    $    (59,203)
 Class II ($0.14 and $0.11 per share, respectively)                                     (248,195)        (161,771)
Net realized gain
 Class I ($4.14 and $2.77 per share, respectively)                                    (1,655,519)      (1,033,768)
 Class II ($4.14 and $2.77 per share, respectively)                                   (7,391,771)      (4,159,777)
                                                                                    ------------     ------------
  Total distributions to shareowners                                                $ (9,377,088)    $ (5,414,519)
                                                                                    ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $ 17,356,135     $ 19,444,665
Reinvestment of distributions                                                          9,377,088        5,414,519
Cost of shares repurchased                                                           (13,547,919)     (21,947,368)
Redemption fees                                                                               --            8,588
                                                                                    ------------     ------------
  Net increase in net assets resulting from Fund share transactions                 $ 13,185,304     $  2,920,404
                                                                                    ------------     ------------
  Net increase in net assets                                                        $ 18,607,569     $ 15,817,252
                                                                                    ------------     ------------
NET ASSETS:
Beginning of period                                                                   71,048,814       55,231,562
                                                                                    ------------     ------------
End of period                                                                       $ 89,656,383     $ 71,048,814
                                                                                    ------------     ------------
Undistributed net investment income, end of period                                  $    248,673     $    329,117
                                                                                    ============     ============


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging
       Markets Portfolio)
   Pioneer International Value VCT Portfolio (International
       Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
       Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
       Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
       Shares Portfolio)
     Pioneer Portfolio VCT Portfolio (Portfolio Portfolio) Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio) Pioneer Strategic Income VCT Portfolio (Strategic
       Income Portfolio)
   Pioneer America Income VCT Portfolio (America
       Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
       Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
       shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio
       (Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
       Opportunities Portfolio) (Class I shares only) Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value
       Portfolio) (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity
       Opportunity Portfolio) (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High
       Yield Portfolio) (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
       (Ibbotson Aggressive Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
       (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
       (Ibbotson Growth Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)

D. Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2007, the Portfolio had $50,377 in reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                        2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                      $   220,974
Long-Term capital gain                                                 5,193,545
                                                                     -----------
                                                                     $ 5,414,519
Return of Capital                                                            --
                                                                     -----------
  Total distributions                                                $ 5,414,519
                                                                     ===========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                        $   761,702
Undistributed long-term gain/(capital loss carryforward)               8,615,087
Unrealized appreciation (depreciation)                                26,714,466
                                                                     -----------
  Total                                                              $36,091,255
                                                                     ===========
--------------------------------------------------------------------------------

   For the fiscal year ending December 31, 2006, Emerging Markets Portfolio has elected to pass through foreign tax credits of $217,527. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Portfolio which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $5,780 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,551 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $996 payable to PFD at June 30, 2007.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                         Net
                                                      Gross           Gross         Appreciation/
                                   Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
Emerging Markets Portfolio        $55,562,226     $34,463,996       $(190,622)       $34,273,374
                                  ===========     ===========       =========        ===========
---------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $23,789,168 and $21,484,255, respectively.

7. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

-----------------------------------------------------------------------------------------------
                                   '07 Shares     '07 Amount
Emerging Markets Portfolio        (unaudited)    (unaudited)    '06 Shares      '06 Amount
-----------------------------------------------------------------------------------------------
CLASS I:
Shares sold                           96,670     $  3,788,283      82,866      $  2,610,759
Reinvestment of distributions         46,311        1,737,122      42,233         1,092,971
Redemption fees                           --               --          --             1,720
Shares repurchased                   (65,569)      (2,366,470)   (147,008)       (4,440,124)
                                ---------------------------------------------------------------
 Net increase (decrease)              77,412     $  3,158,935     (21,909)     $   (734,674)
                                ===============================================================
CLASS II:
Shares sold                          383,090     $ 13,567,852     546,340      $ 16,833,906
Reinvestment of distributions        205,929        7,639,966     168,481         4,321,548
Redemption fees                           --               --          --             6,868
Shares repurchased                  (319,104)     (11,181,449)   (582,381)      (17,507,244)
                                ---------------------------------------------------------------
 Net increase                        269,915     $ 10,026,369     132,440      $  3,655,078
                                ===============================================================
-----------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts
During the six months ended June 30, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

Outstanding gross forward currency settlement contracts as of June 30, 2007 were as follows:

------------------------------------------------------------------------------------
                                                                             Net
                                Gross     Settlement                     Receivable/
Currency                     Receivable      Date      Gross Payable      (Payable)
------------------------------------------------------------------------------------
Indonesian Rupiah (IDR)       $212,951      7/2/07       $(212,613)        $   338
Singapore Dollar (SGD)        $120,741      7/2/07       $(120,234)        $   507
South African Rand (ZAR)      $132,563      7/2/07       $(130,179)        $ 2,384
South African Rand (ZAR)      $360,190      7/2/07       $(364,609)        $(4,419)
------------------------------------------------------------------------------------

9. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Vincent Nave, Treasurer                         Mary K. Bush
Dorothy E. Bourassa, Secretary                  Margaret B.W. Graham
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19618-01-0807



                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           9
  Notes to Financial Statements                 14
  Trustees, Officers and Service Providers      18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks              94.1%
Temporary Cash Investments       5.4%
Convertible Preferred Stocks     0.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                      26.5%
Utilities                       11.4%
Consumer Discretionary          10.2%
Industrials                     10.0%
Telecommunication Services       9.4%
Consumer Staples                 9.2%
Materials                        9.1%
Energy                           6.3%
Health Care                      6.0%
Information Technology           1.9%

Five Largest Holdings
(As a percentage of equity holdings)

1 AT&T Corp.                    4.18%
2 Washington Mutual, Inc.       2.62
3 PACCAR, Inc.                  2.60
4 Questar Corp.                 2.44
5 Chevron Corp.                 2.41

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/07       12/31/06
Class I                         $ 25.83       $ 24.93
Class II                        $ 25.96       $ 25.07


                                Net
Distributions per Share         Investment    Short-Term       Long-Term
(1/1/07 - 6/30/07)              Income        Capital Gains    Capital Gains
Class I                         $ 0.3000      $ 0.0352         $ 0.7783
Class II                        $ 0.2800      $ 0.0352         $ 0.7783

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

       Pioneer Equity Income      Pioneer Equity Income      Russell 1000
       VCT Portfolio, Class I    VCT Portfolio, Class II      Value Index
6/97          $10,000                  $10,000                 $10,000
              $12,827                  $12,795                 $12,884
6/99          $14,945                  $14,871                 $14,992
              $14,038                  $13,931                 $13,655
6/01          $15,520                  $15,362                 $15,066
              $14,216                  $14,029                 $13,718
6/03          $13,692                  $13,479                 $13,577
              $16,133                  $15,844                 $16,447
6/05          $18,417                  $18,047                 $18,759
              $20,742                  $20,271                 $21,029
6/07          $25,269                  $24,625                 $25,627

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

                                Class I       Class II
Life of Class# (3/1/95)
10 Years                         9.71%         9.43%
5 Years                         12.19%        11.91%
1 Year                          21.82%        21.48%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on September 14, 1999.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to commencement of operations of Class II shares on September 14, 1999 is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value On 6/30/07                      $ 1,080.60       $ 1,079.00
Expenses Paid During Period*                         $     3.61       $     4.90

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I and 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value On 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value On 6/30/07                      $ 1,021.32       $ 1,020.08
Expenses Paid During Period*                         $     3.51       $     4.76

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I and 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Equity Income VCT Portfolio, as well as the investment environment over the six-month period ended June 30, 2007.

Q: Could you please discuss the Portfolio's performance for the first half of 2007?

A: The stock market rose in the first half of 2007. Despite a slower economy in the U.S. and some fall off in the rate of corporate earnings growth, investors appeared to take heart from the more positive outlook for later in the year and into 2008, and continued to drive share prices higher. For the six months ended June 30, 2007, the Portfolio's Class I shares showed a total return of 8.06% at net asset value, and Class II shares returned 7.90%. By comparison, the Russell 1000[RegTM] Value Index, an unmanaged index of the stock-market universe against which we measure Portfolio performance, returned 6.23%, and the average of the 58 variable portfolios in the Lipper Analytical Services equity income category grew in value by 7.34%.

     The outperformance by the Portfolio of its market benchmark, the Russell 1000[RegTM] Value Index, was attributable both to sector allocations and stock selection. Our overweights relative to the index in the above-average performing materials, telecommunications services, and industrials sectors, and our underweight of the financials sector, which performed well below average, were significant contributors. Also important to our outperformance were stock selections in several sectors, including financials, consumer discretionary, and industrials. The only notable detractor from the Portfolio for the period was our investment in energy, as both our stock selection and our underweight position in that strongly performing sector hurt performance.

Q:   What were the Portfolio's best performers relative to the benchmark?

A: PACCAR, the builder of heavy duty trucks, did very well in the period. Its earnings held up better than had been anticipated in the wake of new diesel engine regulations that had led to major buying in advance of their effective date. Alcoa, the aluminum company, rose on strong earnings and takeover speculation - speculation the company itself had prompted by making a hostile and clearly insufficient offer to buy its rival Alcan. Johnson Controls continued to post excellent results from its automotive interiors business, and its batteries and building controls also sparked investor interest. Questar enjoyed further successes in its exploration and production operations. Late in the period, AT&T benefited from its partnership with Apple Computer as expectations heightened over the new Apple i-Phone, for which AT&T is the exclusive supplier of wireless service.

Q:   What were the Portfolio's underperformers relative to the benchmark?

A: Real-estate investment trusts (REITs), which made up 5.75% of Portfolio assets at June 30, turned in a disappointing performance. Developers Diversified Realty, a shopping center manager and new entry to the Portfolio, and Kimco, also involved in retail space, were particular drags on results. But the entire REIT group suffered by association - which we think largely incorrect - with the weak residential housing market. Whitney Holding, Washington Mutual, and Regions Financial, three of our banks, also hurt results. In their case, the association with housing was more justified, as all have mortgage lending businesses.

     In energy, the best performing stocks were in the oil services industry, which we usually avoid because of its sometimes extreme volatility and the modest dividend yields. Our investment in energy is normally in the giant, integrated, international oil companies, which do pay nice dividends and tend to be steadier in their business results; and in this period their stocks did not perform as well as the services stocks.

Q: One of the Portfolio's investment objectives is to provide current income. Where have you been finding the better income opportunities of late?

A: Despite the issues with mortgage lending, we have increased our investment in banks, as they now present one of the higher-yielding opportunities in the market.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     REITs, chemical companies, food processors, pharmaceuticals, and media enterprises are other places where we have gone for yield of late. A dividend-focused strategy like ours often leads to out-of-favor, lower-priced, "value" areas of the market. Investors in general appear to be not as interested in dividends as they are in "growth," and so we find ourselves, at times, without much company when we go to buy our stocks. However, we believe that a strong record of dividend payments remains one of the best indicators of investment merit. We look above all for companies that have proved capable of raising their dividend regularly, since that is often the best sign of true earnings growth potential.

Q: Did you make any changes to the Portfolio over the first half of the year, and, if so, what drove those changes?

A: We added eight securities to the portfolio and eliminated two. One of the additions, Spectra Energy, was, however, a spin-off from an existing holding, Duke Energy; and one of the deletions, BellSouth, actually was merged into one of our other holdings, AT&T. With respect to truly new purchases, Developers Diversified Realty, Equity Residential, and Plum Creek Timber rounded out our investment in REITs. We spoke earlier of Developers Diversified. Equity Residential manages apartments, and Plum Creek Timber manages just what its name suggests - trees. All three have well-supported dividends of about 4%. Coca-Cola, a name we have owned before, seems finally to be benefiting from operational changes - especially overseas - that it has made over the past several years. Kraft Foods, newly re-established as an independent company, Conagra, and Wm Wrigley Jr. extend our investment in food processors. We were attracted by signs of improvement in all three of those companies as well.

     We sold Ameren, a public utility in Missouri and Illinois, due to concerns over regulatory issues in one of its states.

Q: How do you view the large-cap segment of the market going forward, given the Federal Reserve Board's holding pattern on interest rates and the slower growth rate of the U. S. economy?

A: Large market-capitalization equities are generally considered to be those companies with $10-$15 billion or more in stock market value. Companies of that size have generally been in business for some time and have demonstrated their staying power during all phases of the business cycle. There are no guarantees, however, that any of them, even the very largest of the large caps, will make it through the next cycle, and there is no guarantee that the stocks will perform well. In fact, large companies, too, can go "belly up," and big-cap stocks also can be "mangy dogs." Right now we are seeing some "catch up" in performance by the large caps after about six years of better performance in the small- and mid-cap segments. We believe part of that is attributable to the superior values many of the large caps now present. Part of it, too, could also be explainable by the exposure many of the big companies have to the faster growing overseas economy, meaning that they could continue to grow even if the U. S. economy continued to slow. Finally, the stiff interest rate regimen imposed by the Federal Reserve favors companies less in need of loans to finance expansion, which also tend to be the bigger fish in the economic pond.

     While we do think that the Portfolio, with its focus on the large caps, is well positioned for the current stock market, we note that pressures on the market can be felt over all market-cap ranges, and so we can offer no assurances with respect to Portfolio performance.

     Thank you as always for your faithful support.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                       Value
               CONVERTIBLE PREFERRED STOCK - 0.5%
               Automobiles & Components - 0.4%
               Automobile Manufacturers - 0.4%
     61,200    Ford Cap Trust, 6.5%, 1/15/32 (a)           $ 2,354,364
                                                           -----------
               Total Automobiles & Components              $ 2,354,364
                                                           -----------
               Pharmaceuticals & Biotechnology - 0.1%
               Pharmaceuticals - 0.1%
      4,255    Schering-Plough Corp., 6.0%, 9/14/07        $   292,531
                                                           -----------
               Total Pharmaceuticals &
               Biotechnology                               $   292,531
                                                           -----------
               TOTAL CONVERTIBLE
               PREFERRED STOCK
               (Cost $2,343,979)                           $ 2,646,895
                                                           -----------
               COMMON STOCKS - 98.6%
               Energy - 6.3%
               Integrated Oil & Gas - 5.3%
    156,969    Chevron Corp.                               $13,223,069
    115,922    ConocoPhillips                                9,099,877
     84,898    Exxon Mobil Corp.                             7,121,244
                                                           -----------
                                                           $29,444,190
                                                           -----------
               Oil & Gas Storage & Transporation - 1.0%
    203,300    Spectra Energy Corp.                        $ 5,277,668
                                                           -----------
               Total Energy                                $34,721,858
                                                           -----------
               Materials - 8.9%
               Aluminum - 2.2%
    298,900    Alcoa, Inc.                                 $12,114,417
                                                           -----------
               Diversified Chemical - 2.7%
    209,600    Dow Chemical Co.                            $ 9,268,512
    117,300    E.I. du Pont de Nemours and Co.               5,963,532
                                                           -----------
                                                           $15,232,044
                                                           -----------
               Diversified Metals & Mining - 0.5%
     87,556    Compass Minerals International, Inc.        $ 3,034,691
                                                           -----------
               Forest Products - 1.0%
     68,900    Weyerhaeuser Co.                            $ 5,438,277
                                                           -----------
               Industrial Gases - 1.0%
     71,152    Air Products & Chemicals, Inc.              $ 5,718,486
                                                           -----------
               Specialty Chemicals - 1.5%
    296,565    Valspar Corp.                               $ 8,425,412
                                                           -----------
               Total Materials                             $49,963,327
                                                           -----------
               Capital Goods - 8.9%
               Aerospace & Defense - 1.5%
    114,865    United Technologies Corp.                   $ 8,147,374
                                                           -----------
               Building Products - 1.0%
    197,581    Masco Corp.                                 $ 5,625,131
                                                           -----------
               Construction & Farm Machinery &
               Heavy Trucks - 3.6%
     45,601    Deere & Co.                                 $ 5,505,865
    164,064    PACCAR, Inc.                                 14,280,131
                                                           -----------
                                                           $19,785,996
                                                           -----------
               Electrical Component & Equipment - 1.7%
    199,642    Emerson Electric Co.                        $ 9,343,246
                                                           -----------
               Industrial Machinery - 1.1%
     37,937    Gorman-Rupp Co. (a)                         $ 1,208,673
    143,913    The Timken Co.                                5,196,698
                                                           $ 6,405,371
                                                           -----------
               Total Capital Goods                         $49,307,118
                                                           -----------
               Commercial Services & Supplies - 0.9%
               Office Services & Supplies - 0.9%
    113,178    Mine Safety Appliances Co. (a)              $ 4,952,669
                                                           -----------
               Total Commercial Services &
               Supplies                                    $ 4,952,669
                                                           -----------
               Automobiles & Components - 2.0%
               Auto Parts & Equipment - 2.0%
     93,560    Johnson Controls, Inc.                      $10,831,441
                                                           -----------
               Total Automobiles & Components              $10,831,441
                                                           -----------
               Consumer Services - 1.8%
               Leisure Facilities - 1.2%
    245,127    Cedar Fair, L.P.                            $ 6,917,484
                                                           -----------
               Specialized Consumer Services - 0.6%
    201,241    Servicemaster Co.                           $ 3,111,186
                                                           -----------
               Total Consumer Services                     $10,028,670
                                                           -----------
               Media - 4.6%
               Broadcasting & Cable Television - 1.2%
    193,100    CBS Corp. (Class B)                         $ 6,434,092
                                                           -----------
               Publishing - 3.4%
     84,540    Idearc, Inc.                                $ 2,986,798
    113,625    McGraw-Hill Co., Inc.                         7,735,590
    319,100    New York Times Co. (a)                        8,105,140
                                                           -----------
                                                           $18,827,528
                                                           -----------
               Total Media                                 $25,261,620
                                                           -----------
               Retailing - 1.4%
               Department Stores - 0.4%
     55,242    Macys, Inc.                                 $ 2,197,527
                                                           -----------

6 The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                              Value
               Distributors - 1.0%
    111,730    Genuine Parts Co.                                   $ 5,541,808
                                                                   -----------
               Total Retailing                                     $ 7,739,335
                                                                   -----------
               Food, Beverage & Tobacco - 7.0%
               Packaged Foods & Meats - 6.2%
    188,614    Campbell Soup Co.                                   $ 7,320,109
     47,900    ConAgra, Inc.*                                        1,286,594
     98,831    General Mills, Inc.                                   5,773,707
    187,543    H.J. Heinz Co., Inc.                                  8,902,666
     66,100    Kellogg Co.                                           3,423,319
     81,400    Kraft Foods, Inc.                                     2,869,350
     38,300    The J.M. Smucker Co.                                  2,438,178
     39,500    William Wrigley Jr. Co.                               2,184,745
                                                                   -----------
                                                                   $34,198,668
                                                                   -----------
               Soft Drinks - 0.8%
     37,000    Coca-Cola Co.                                       $ 1,935,470
     38,972    PepsiCo, Inc.                                         2,527,334
                                                                   -----------
                                                                   $ 4,462,804
                                                                   -----------
               Total Food, Beverage & Tobacco                      $38,661,472
                                                                   -----------
               Household & Personal Products - 2.1%
               Household Products - 2.1%
     70,315    Clorox Co.                                          $ 4,366,562
    113,694    Colgate-Palmolive Co.                                 7,373,056
                                                                   -----------
                                                                   $11,739,618
                                                                   -----------
               Total Household &
               Personal Products                                   $11,739,618
                                                                   -----------
               Pharmaceuticals & Biotechnology - 5.9%
               Pharmaceuticals - 5.9%
    118,666    Abbott Laboratories                                 $ 6,354,564
     96,039    Eli Lilly & Co.                                       5,366,659
    260,932    Merck & Co., Inc.                                    12,994,414
    302,900    Pfizer, Inc.                                          7,745,153
                                                                   -----------
                                                                   $32,460,790
                                                                   -----------
               Total Pharmaceuticals &
               Biotechnology                                       $32,460,790
                                                                   -----------
               Banks - 12.5%
               Diversified Banks - 3.9%
    266,901    U.S. Bancorp                                        $ 8,794,388
    149,624    Wachovia Corp.                                        7,668,230
    149,874    Wells Fargo & Co.                                     5,271,069
                                                                   -----------
                                                                   $21,733,687
                                                                   -----------
                  Regional Banks - 6.0%
    168,967       First Horizon National Corp. (a)                 $ 6,589,713
    123,911       National City Corp.                                4,128,715
    232,000       Regions Financial Corp.                            7,679,200
    102,478       SunTrust Banks, Inc.                               8,786,464
    191,305       Whitney Holding Corp.                              5,758,281
                                                                   -----------
                                                                   $32,942,373
                                                                   -----------
               Thrifts & Mortgage Finance - 2.6%
    337,458    Washington Mutual, Inc.                             $14,389,209
                                                                   -----------
               Total Banks                                         $69,065,269
                                                                   -----------
               Diversified Financials - 4.0%
               Asset Management & Custody Banks - 1.6%
    152,899    Eaton Vance Corp.                                   $ 6,755,078
     34,424    State Street Corp.                                    2,354,602
                                                                   -----------
                                                                   $ 9,109,680
                                                                   -----------
               Investment Banking & Brokerage - 0.9%
     62,158    A.G. Edwards, Inc.                                  $ 5,255,459
                                                                   -----------
               Other Diversified Financial Services - 1.5%
    174,052    Bank of America Corp.                               $ 8,509,402
                                                                   -----------
               Total Diversified Financials                        $22,874,541
                                                                   -----------
               Insurance - 4.0%
               Life & Health Insurance - 1.2%
     91,791    Lincoln National Corp.                              $ 6,512,571
                                                                   -----------
               Multi-Line Insurance - 0.4%
     20,900    Hartford Financial Services Group, Inc.             $ 2,058,859
                                                                   -----------
               Property & Casualty Insurance - 2.4%
    142,492    Chubb Corp.                                         $ 7,714,517
     92,994    Safeco Corp.                                          5,789,806
                                                                   -----------
                                                                   $13,504,323
                                                                   -----------
               Total Insurance                                     $22,075,753
                                                                   -----------
               Real Estate - 5.7%
               Diversified Real Estate Investment Trusts - 0.6%
     73,500    Liberty Property Trust (a)                          $ 3,228,855
                                                                   -----------
               Residential Real Estate Investment
               Trusts - 1.9%
     75,354    Archstone-Smith Trust                               $ 4,454,175
    129,500    Equity Residential Property Trust                     5,909,085
                                                                   -----------
                                                                   $10,363,260
                                                                   -----------
               Retail Real Estate Investment Trusts - 2.4%
     78,200    Developers Diversifies Realty Corp.                 $ 4,121,922
     94,000    General Growth Pro TLB SC                             4,977,300
    109,500    Kimco Realty Corp.                                    4,168,665
                                                                   -----------
                                                                   $13,267,887
                                                                   -----------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
               Specialized Real Estate Investment
               Trusts - 0.8%
    113,500    Plum Creek Timber Co., Inc.                        $  4,728,410
                                                                  ------------
               Total Real Estate                                  $ 31,588,412
                                                                  ------------
               Software & Services - 0.7%
               Data Processing & Outsourced Services - 0.7%
     74,897    Automatic Data Processing, Inc.                    $  3,630,258
                                                                  ------------
               Total Software & Services                          $  3,630,258
                                                                  ------------
               Semiconductors - 1.2%
               Semiconductors - 1.2%
               Microchip Technology                               $  6,893,144
                                                                  ------------
               Total Semiconductors                               $  6,893,144
                                                                  ------------
               Telecommunication Services - 9.4%
               Integrated Telecommunication Services - 8.6%
    553,293    AT&T Corp.                                         $ 22,961,660
    364,179    Citizens Utilities Co. (Class B)                      5,561,013
     43,100    Embarq Corp.                                          2,731,247
    254,800    Verizon Communications, Inc.                         10,490,116
    381,853    Windstream Corp.                                      5,636,150
                                                                  ------------
                                                                  $ 47,380,186
                                                                  ------------
               Wireless Telecommunication Services - 0.8%
     66,304    Alltel Corp.                                       $  4,478,835
                                                                  ------------
               Total Telecommunication Services                   $ 51,859,021
                                                                  ------------
               Utilities - 11.3%
               Electric Utilities - 2.4%
    282,900    Duke Energy Corp.                                  $  5,177,070
    127,711    Great Plains Energy, Inc. (a)                         3,718,944
    133,158    Southern Co.                                          4,565,988
                                                                  ------------
                                                                  $ 13,462,002
                                                                  ------------
               Gas Utilities - 5.5%
    120,100    AGL Resources, Inc.                                $  4,861,648
    129,470    Atmos Energy Corp.                                    3,891,868
    170,238    Equitable Resources, Inc.                             8,436,995
    252,962    Questar Corp.                                        13,369,041
                                                                  ------------
                                                                  $ 30,559,552
                                                                  ------------
               Multi-Utilities - 3.4%
     94,780    Consolidated Edison, Inc.                          $  4,276,474
    172,915    NSTAR                                                 5,611,092
    193,900    PG&E Corp.                                            8,783,670
                                                                  ------------
                                                                  $ 18,671,236
                                                                  ------------
               Total Utilities                                    $ 62,692,790
                                                                  ------------
               TOTAL COMMON STOCKS
               (Cost $408,735,806)                                $546,347,106
                                                                  ------------
Principal
Amount ($)                                                             Value
               TEMPORARY CASH INVESTMENTS - 5.6%
               Repurchase Agreement - 1.2%
  6,800,000    UBS Warburg, Inc., 4.25%, dated
               6/29/07, repurchase price of
               $6,800,000 plus accrued interest on
               7/2/07, collateralized by $6,953,000
               U.S. Treasury Bill, 3.0%, 2/15/08                  $  6,800,000
                                                                  ------------
     Shares
               Security Lending Collateral - 4.4%
 24,461,412    Securities Lending Investment
               Fund, 5.28%                                        $ 24,461,412
                                                                  ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $31,261,412)                                 $ 31,261,412
                                                                  ------------
               TOTAL INVESTMENT IN
               SECURITIES - 104.7%
               (Cost $442,341,197)                                $580,255,413
                                                                  ------------
               OTHER ASSETS AND
               LIABILITIES - (4.7)%                               $(26,235,586)
                                                                  ------------
               TOTAL NET ASSETS - 100.0%                          $554,019,827
                                                                  ============

*    Non-income producing security.
(a)  At June 30, 2007, the following securities were out on loan:

     Shares    Security                                               Value
    119,029    First Horizon National Corp.                        $ 4,642,131
     60,588    Ford Cap Trust, 6.5%, 1/15/32                         2,330,820
     26,058    Gorman-Rupp Co.                                         830,208
         93    Great Plains Energy, Inc.                                 2,708
     72,765    Liberty Property Trust                                3,196,566
    110,146    Mine Safety Appliances Co.                            4,819,989
    315,909    New York Times Co.                                    8,024,089
                                                                   -----------
               Total                                               $23,846,511
                                                                   ===========

8 The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended        Year       Year       Year        Year       Year
                                                              6/30/07       Ended      Ended      Ended       Ended     Ended
Class I                                                      (unaudited)   12/31/06   12/31/05   12/31/04    12/31/03   12/31/02
Net asset value, beginning of period                          $  24.93     $  21.25   $  20.58   $  18.09    $  15.11   $  18.40
                                                              --------     --------   --------   --------    --------   --------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.30     $   0.60   $   0.51   $   0.44    $   0.41   $   0.42
 Net realized and unrealized gain (loss) on investments           1.71         4.05       0.66       2.49        2.96      (3.30)
                                                              -------      -------    -------    -------     -------    -------
  Net increase (decrease) from investment operations          $   2.01     $   4.65   $   1.17   $   2.93    $   3.37   $  (2.88)
Distributions to shareowners:
 Net investment income                                           (0.30)       (0.60)     (0.50)     (0.44)      (0.39)     (0.41)
 Net realized gain                                               (0.81)       (0.37)        --         --          --         --
                                                              --------     --------   --------   --------    --------   -------
Net increase (decrease) in net asset value                    $   0.90     $   3.68   $   0.67   $   2.49    $   2.98   $  (3.29)
                                                              --------     --------   --------   --------    --------   -------
Net asset value, end of period                                $  25.83     $  24.93   $  21.25   $  20.58    $  18.09   $  15.11
                                                              ========     ========   ========   ========    ========   ========
Total return*                                                     8.06%       22.45%      5.72%     16.39%      22.61%    (15.82)%
Ratio of net expenses to average net assets+                      0.70%**      0.69%      0.71%      0.72%       0.78%      0.80%
Ratio of net investment income to average net assets+             2.51%**      2.70%      2.56%      2.40%       2.55%      2.48%
Portfolio turnover rate                                              8%**        23%        22%        19%         12%        12%
Net assets, end of period (in thousands)                      $375,238     $310,682   $232,249   $188,234    $155,634   $133,258
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.70%**      0.69%      0.71%      0.72%       0.78%      0.80%
 Net investment income                                            2.51%**      2.70%      2.56%      2.40%       2.55%      2.48%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.70%**      0.69%      0.71%      0.72%       0.78%      0.80%
 Net investment income                                            2.51%**      2.70%      2.56%      2.40%       2.55%      2.48%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

    The accompanying notes are an integral part of these financial statements. 9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended         Year       Year       Year       Year       Year
                                                               6/30/07        Ended      Ended     Ended      Ended      Ended
Class II                                                     (unaudited)    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
Net asset value, beginning of period                          $  25.07      $  21.37   $  20.68   $ 18.19    $ 15.18    $ 18.49
                                                              --------       -------   --------   -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.28      $   0.56   $   0.45   $  0.36    $  0.32    $  0.31
 Net realized and unrealized gain (loss) on investments           1.70          4.06       0.68      2.53       3.02      (3.25)
                                                              --------       -------   --------   -------    -------    -------
  Net increase (decrease) from investment operations          $   1.98      $   4.62   $   1.13   $  2.89    $  3.34    $ (2.94)
Distributions to shareowners:
 Net investment income                                           (0.28)        (0.55)     (0.44)    (0.40)     (0.33)     (0.37)
 Net realized gain                                               (0.81)        (0.37)        --        --         --         --
                                                              --------       -------   --------   -------    -------    -------
Net increase (decrease) in net asset value                    $   0.89      $   3.70   $   0.69   $  2.49    $  3.01    $ (3.31)
                                                              --------       -------   --------   -------    -------    -------
Net asset value, end of period                                $  25.96      $  25.07   $  21.37   $ 20.68    $ 18.19    $ 15.18
                                                              ========      ========   ========   =======    =======    =======
Total return*                                                     7.90%        22.12%      5.52%    16.04%     22.27%    (16.05)%
Ratio of net expenses to average net assets+                      0.95%**       0.94%      0.96%     0.98%      1.02%      1.07%
Ratio of net investment income to average net assets+             2.26%**       2.45%      2.32%     2.16%      2.29%      2.25%
Portfolio turnover rate                                              8%**         23%        22%       19%        12%        12%
Net assets, end of period (in thousands)                      $178,782      $156,004   $127,459   $93,691    $60,355    $27,084
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.95%**       0.94%      0.96%     0.98%      1.02%      1.07%
 Net investment income                                            2.26%**       2.45%      2.32%     2.16%      2.29%      2.25%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.95%**       0.94%      0.95%     0.98%      1.02%      1.07%
 Net investment income                                            2.26%**       2.45%      2.33%     2.16%      2.29%      2.25%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10 The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $23,846,511)
 (cost $442,341,197)                                                                $ 580,255,413
Receivables --
 Fund shares sold                                                                         647,212
 Dividends, interest and foreign taxes withheld                                         1,287,180
Other                                                                                       3,962
                                                                                    -------------
  Total assets                                                                      $ 582,193,767
                                                                                    -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                  $   2,334,207
   Fund shares repurchased                                                              1,004,270
   Upon return of securities loaned                                                    24,461,412
 Due to bank                                                                              303,184
 Due to affiliates                                                                         27,059
 Accrued expenses                                                                          43,808
                                                                                    -------------
  Total liabilities                                                                 $  28,173,940
                                                                                    -------------
NET ASSETS:
 Paid-in capital                                                                    $ 408,985,024
 Undistributed net investment income                                                    2,318,808
 Accumulated undistributed net realized gain on investments                             4,801,779
 Net unrealized gain on investments                                                   137,914,216
                                                                                    -------------
  Total net assets                                                                  $ 554,019,827
                                                                                    -------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                         $ 375,237,952
Shares outstanding                                                                     14,529,203
                                                                                    -------------
 Net asset value per share                                                          $       25.83
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                         $ 178,781,875
Shares outstanding                                                                      6,885,926
                                                                                    -------------
 Net asset value per share                                                          $       25.96

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/07
INVESTMENT INCOME:
 Dividends                                               $ 7,881,477
 Interest                                                    256,866
 Income on securities loaned, net                             52,556
                                                         -----------
  Total investment income                                $ 8,190,899
                                                         -----------
EXPENSES:
 Management fees                                         $ 1,660,136
 Transfer agent fees and expenses                              1,487
 Distribution fees (Class II)                                209,597
 Administrative reimbursements                                57,466
 Custodian fees                                               17,967
 Professional fees                                            23,200
 Printing expenses                                            11,159
 Fees and expenses of nonaffiliated trustees                   4,177
 Miscellaneous                                                 4,728
                                                         -----------
  Total expenses                                         $ 1,989,917
  Less fees paid indirectly                                   (1,046)
                                                         -----------
  Net expenses                                           $ 1,988,871
                                                         -----------
   Net investment income                                 $ 6,202,028
                                                         -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                      $ 4,777,582
                                                         -----------
 Change in net unrealized gain from investments          $27,600,256
                                                         -----------
  Net gain on investments                                $32,377,838
                                                         -----------
  Net increase in net assets resulting from operations   $38,579,866
                                                         ===========

12 The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                            Ended              Year
                                                                           6/30/07             Ended
                                                                         (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                  $   6,202,028      $  10,408,345
Net realized gain on investments                                           4,777,582         16,951,704
Change in net unrealized gain on investments                              27,600,256         54,119,461
                                                                       -------------      -------------
  Net increase in net assets resulting from operations                 $  38,579,866      $  81,479,510
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I ($0.30 and $0.60 per share, respectively)                     $  (4,072,701)     $  (6,915,751)
 Class II ($0.28 and $0.55 per share, respectively)                       (1,823,949)        (3,233,461)
Net realized gain
 Class I ($0.81 and $0.37 per share, respectively)                       (11,380,164)        (4,037,203)
 Class II ($0.81 and $0.37 per share, respectively)                       (5,413,454)        (2,136,789)
                                                                       -------------      -------------
  Total distributions to shareowners                                   $ (22,690,268)     $ (16,323,204)
                                                                       -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  77,063,107      $  90,541,666
Reinvestment of distributions                                             22,690,268         16,323,202
Cost of shares repurchased                                               (28,309,139)       (65,042,511)
                                                                       -------------      -------------
  Net increase in net assets resulting from Fund share transactions    $  71,444,236      $  41,822,357
                                                                       -------------      -------------
  Net increase in net assets                                           $  87,333,834      $ 106,978,663
NET ASSETS:
Beginning of period                                                      466,685,993        359,707,330
                                                                       -------------      -------------
End of period                                                          $ 554,019,827      $ 466,685,993
                                                                       =============      =============
Undistributed net investment income, end of period                     $   2,318,808      $   2,013,430
                                                                       =============      =============

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Equity Income VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
     Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
     Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
     Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2007, the Portfolio had no open futures contracts.

C.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $126,100 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                    $ 10,135,801
Long-Term capital gain                                                6,187,403
                                                                   ------------
 Total distributions                                               $ 16,323,204
                                                                   ============
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                      $  1,104,382
Undistributed long-term gain                                         15,964,485
Post-October loss deferred                                             (126,100)
Unrealized appreciation                                             112,202,438
                                                                   ------------
 Total                                                             $129,145,205
                                                                   ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the tax adjustments on preferred stocks.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $20,445 was

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,154 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $2,460 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------
                                               Gross           Gross           Net
                             Tax Cost      Appreciation    Depreciation    Appreciation
---------------------------------------------------------------------------------------
Equity Income Portfolio    $440,450,509    $142,968,740    $(3,163,836)    $139,804,904
                           ============    ============    ===========     ============
----------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $83,006,274 and $21,217,899, respectively.

7.   Expense Offsets Arrangements

The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2007, the Portfolio's expenses were reduced by $1,046 under this arrangement.

8.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007and the fiscal year ended December 31, 2006:

------------------------------------------------------------------------------------------
                                 '07 Shares     '07 Amount
Equity Income Portfolio          (unaudited)     (unaudited)    '06 Shares    '06 Amount
------------------------------------------------------------------------------------------
CLASS I:
Shares sold                      2,109,254      $ 55,012,105     2,476,273    $57,609,960
Reinvestment of distributions      593,982        15,452,865       482,580     10,952,953
Shares repurchased                (633,753)      (16,469,936)   (1,426,377)   (32,667,433)
                                 ---------------------------------------------------------
Net increase                     2,069,483      $ 53,995,034     1,532,476    $35,895,480
                                 =========================================================
CLASS II:
Shares sold                        840,827      $ 22,051,002     1,413,782    $32,931,706
Reinvestment of distributions      276,699         7,237,403       235,823      5,370,249
Shares repurchased                (453,382)      (11,839,203)   (1,392,117)   (32,375,078)
                                 ---------------------------------------------------------
Net increase                       664,144      $ 17,449,202       257,488    $ 5,926,078
                                 =========================================================
------------------------------------------------------------------------------------------

9.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Vincent Nave, Treasurer                             Mary K. Bush
Dorothy E. Bourassa, Secretary                      Margaret B.W. Graham
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19610-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                     Pioneer Equity Opportunity VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Opportunity VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                9
  Notes to Financial Statements                                      13
  Trustees, Officers and Service Providers                           17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               89.2%
Temporary Cash Investment                         8.0%
International Common Stocks                       1.5%
Exchange Traded Fund                              0.9%
Depositary Receipts for International Stocks      0.4%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Industrials                                      23.8%
Health Care                                      18.8%
Information Technology                           17.2%
Utilities                                        10.0%
Financials                                        9.7%
Energy                                            7.0%
Materials                                         5.5%
Consumer Discretionary                            4.4%
Consumer Staples                                  3.6%


Five Largest Holdings
(As a percentage of equity holdings)

1.        NRG Energy, Inc.                         3.72%
2.        Amphenol Corp.                           3.44
3.        Pall Corp.                               3.43
4.        PerkinElmer, Inc.                        3.32
5.        Agilent Technologies, Inc.               2.88

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/07       12/31/06
Net Asset Value per Share     $ 14.67       $ 12.81


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $ 0.0215       $ 0.0164          $ 0.1122

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Opportunity VCT Portfolio at net asset value, compared to that of the Russell 2500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

           Pioneer Equity     Russell 2500
           Opportunity VCT       Growth
              Portfolio          Index
3/05            10,000           10,000
6/05            10,396           10,452
6/06            11,739           11,867
6/07            15,114           14,090

The Russell 2500 Index measures the performance of U.S. small- and mid-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Life-of-Class
(3/18/05)                                                         18.97%
1 Year                                                            28.75%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity VCT
Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                            $ 1,000.00
Ending Account Value on 6/30/07                              $ 1,156.80
Expenses Paid During Period*                                 $     6.68

* Expenses are equal to the Portfolio's annualized expense ratio of 1.25% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                            $ 1,000.00
Ending Account Value on 6/30/07                              $ 1,018.60
Expenses Paid During Period*                                 $     6.26

* Expenses are equal to the Portfolio's annualized expense ratio of 1.25% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

The Portfolio's emphasis on real estate investment trusts (REITs), oil refining and industrial companies keyed strong returns and helped the Portfolio to outperform its benchmark over the past six months. Here, Timothy Horan, who assumed management responsibility for the Portfolio in April 2007, reviews the period's results and describes his approach to managing the Portfolio.

Q.   Please describe the investment background over this six-month period.

A. The expansion of the U.S. economy carried over from last year, only to stumble in the first quarter of 2007 when revised data put the economy's annualized growth rate at just 0.7%, the lowest reading in years. A pullback in corporate capital outlays accounts for much of the lag. But earnings remained healthy across industry segments in the second quarter amid signs of renewed momentum in capital expenditures.

Q.   How did the Portfolio perform over this period?

A. The Portfolio's Class II shares had a total return of 15.68%, at net asset value, for the six months ended June 30, 2007. The Russell 2500[RegTM] Index, the Portfolio's benchmark, had a return of 8.67% for the same period. During the period the average return of the 84 funds in Lipper's Mid Cap Core variable products category was 10.91%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Which of your strategies or holdings had a beneficial impact on performance?

A. Industrial companies contributed strongly to the Portfolio's outperformance of its benchmark. Reversing decades-old policies, regulators have begun allowing utilities to upgrade infrastructure and invest in new facilities. Suppliers that have profited from renewed capital investment by utilities include Portfolio holdings General Cable, which makes and markets cables and other essential components, and Cooper Industries, a manufacturer of transformer equipment. NRG, a New Jersey-based independent power producer, also benefited as demand for power pushed prices higher. Increased defense spending aided results at ITT Industries, which makes aerospace products, night vision devices, water purification and pumping equipment.

     The Portfolio's stake in oil refining companies led returns within the strong energy sector. Demand for all grades of gasoline and ethanol-based products have refineries, especially those on the U.S. west coast, operating at full capacity. As a result, crack spreads, or the difference between the cost of oil and the selling price of refined products, have exceeded historical norms. Shares of Tesoro Petroleum, Valero Energy and Frontier Energy all rose sharply.

     As we go about adjusting the Portfolio, we have significantly reduced exposure to real estate investment trusts (REITs). The sector delivered outstanding returns over the period and for several prior quarters, but valuations have risen well beyond our comfort zone. We also think the long climb in REIT valuations leaves little room for further appreciation.

A Word About Risk:

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   Which holdings or sectors hurt overall performance over this period?

A. Health care was the Portfolio's weakest area as unsuccessful stock selection held back results in biotechnology. Shares of Vertex fell, as investors awaited clinical test results on its new hepatitis C drug. MannKind, whose inhaled insulin for diabetics is based on a new and different technology, suffered as weak results from Pfizer's inhaled insulin offering continued. That news raised investor concerns about the potential efficacy of such formulations.

     Technology was another area of weakness, due in part to exposure to more volatile areas of the industry. We are retaining Newport, makers of lasers and precision instruments, despite recent declines. But we have eliminated Komag, whose disks are used in hard drives and other storage devices.

     Our substantially underweight position relative to the benchmark in consumer discretionary stocks also hurt performance. Although performance was generally favorable among the Portfolio's consumer staples companies, results trailed the index by a sizeable margin. The consumer staples sector also detracted from the Portfolio's performance because of stock selection. For example, Procter and Gamble was a laggard, as it continues to integrate Gillette while no catalyst for future growth appears evident.

Q.   What is your outlook, and how are you transitioning the Portfolio?

A. We are continuing earlier initiatives aimed at moving the Portfolio toward larger, higher-quality companies, a market segment that appears to offer both attractive valuations and good growth prospects. An example is Intel, the world's leading maker of semiconductors. Other important transitions include increased stakes among consumer-related issues, including the addition of cigarette maker Carolina Group. We are also looking for additional opportunities in biotech. While we have severely cut back on REITs, we added municipal bond insurer AMBAC based on its strong finances and stable outlook. We are also cutting back on smaller industrial holdings, but have added equipment maker Thomas and Betts, which is active in the electrical transmission market. On a net basis, we have cut about ten holdings, resulting in a slightly larger average market capitalization for the Portfolio.

     We select stocks through a bottom-up process that focuses on companies rather than sectors or market trends. Still, we are always cognizant of the economic backdrop. The economy's pace of growth appears to be slowing, but unemployment remains low, interest rates are fairly benign by historical standards and corporations are flush with cash. That supportive environment offers good potential for further stock market gains. However, the housing slump will take some time to resolve and its impact may spread to other areas. At some point, conditions may favor investment in the housing sector.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                              Value
                 COMMON STOCKS - 95.6%
                 Energy - 6.7%
                 Oil & Gas Exploration & Production - 1.4%
    490          Parallel Petroleum Corp.*                        $ 10,731
    490          Plains Exploration and Product*                    23,427
                                                                  --------
                                                                  $ 34,158
                                                                  --------
                 Oil & Gas Refining & Marketing - 5.3%
  1,385          Frontier Oil Corp.                               $ 60,621
    410          Tesoro Petroleum Corp.                             23,432
    571          Valero Energy Corp.                                42,174
                                                                  --------
                                                                  $126,227
                                                                  --------
                 Total Energy                                     $160,385
                                                                  --------
                 Materials - 4.4%
                 Construction Materials - 1.6%
    492          Texas Industries, Inc.                           $ 38,578
                                                                  --------
                 Diversified Chemical - 0.7%
    185          FMC Corp.                                        $ 16,537
                                                                  --------
                 Diversified Metals & Mining - 1.0%
    276          Freeport-McMoRan Copper & Gold, Inc.
                 (Class B)                                        $ 22,858
                                                                  --------
                 Gold - 0.4%
    340          Barrick Gold Corp. (A.D.R.)                      $  9,884
                                                                  --------
                 Specialty Chemicals - 0.7%
    240          Arch Chemicals, Inc.                             $  8,434
    341          RPM, Inc.                                           7,881
                                                                  --------
                                                                  $ 16,315
                                                                  --------
                 Total Materials                                  $104,172
                                                                  --------
                 Capital Goods - 22.1%
                 Aerospace & Defense - 3.0%
    370          EDO Corp.                                        $ 12,162
    490          Esterline Technologies Corp.*                      23,672
    500          United Technologies Corp.                          35,465
                                                                  --------
                                                                  $ 71,299
                                                                  --------
                 Construction & Engineering - 0.7%
    610          KBR, Inc.*                                       $ 16,000
                                                                  --------
                 Construction & Farm Machinery &
                 Heavy Trucks - 0.7%
    259          Oshkosh Truck Corp.                              $ 16,296
                                                                  --------
                 Electrical Component & Equipment - 11.0%
    604          AMETEK, Inc.                                     $ 23,967
  1,100          Belden CDT, Inc.                                   60,885
  1,126          Cooper Industries, Inc.                            64,283
    768          General Cable Corp.*                               58,176
    240          Rockwell International Corp.                       16,666
    690          Thomas & Betts Corp.*                              40,020
                                                                  --------
                                                                  $263,997
                                                                  --------
                 Industrial Machinery - 5.5%
    998          Idex Corp.                                       $ 38,463
    178          Kennametal, Inc.                                   14,601
  1,715          Pall Corp.                                         78,873
                                                                  --------
                                                                  $131,937
                                                                  --------
                 Trading Companies & Distributors - 1.2%
    470          Wesco International, Inc.*                       $ 28,412
                                                                  --------
                 Total Capital Goods                              $527,941
                                                                  --------
                 Commercial Services & Supplies - 0.9%
                 Office Services & Supplies - 0.9%
    314          Avery Dennison Corp.                             $ 20,875
                                                                  --------
                 Total Commercial
                 Services & Supplies                              $ 20,875
                                                                  --------
                 Consumer Services - 1.3%
                 Casinos & Gaming - 1.3%
    810          International Game Technology                    $ 32,157
                                                                  --------
                 Total Consumer Services                          $ 32,157
                                                                  --------
                 Media - 1.3%
                 Advertising - 1.3%
  2,650          The Interpublic Group of Companies,
                 Inc.*(a)                                         $ 30,210
                                                                  --------
                 Total Media                                      $ 30,210
                                                                  --------
                 Retailing - 1.6%
                 Department Stores - 1.6%
    230          Sears Holdings Corp.*(a)                         $ 38,985
                                                                  --------
                 Total Retailing                                  $ 38,985
                                                                  --------
                 Food, Beverage & Tobacco - 2.1%
                 Tobacco - 2.1%
    660          Loews Corp Carolina Group                        $ 50,998
                                                                  --------
                 Total Food, Beverage & Tobacco                   $ 50,998
                                                                  --------
                 Household & Personal Products - 1.3%
                 Household Products - 1.3%
    268          Church & Dwight Co., Inc.                        $ 12,987
    317          Procter & Gamble Co.                               19,397
                                                                  --------
                                                                  $ 32,384
                                                                  --------
                 Total Household &
                 Personal Products                                $ 32,384
                                                                  --------
                 Health Care Equipment & Services - 6.4%
                 Health Care Distributors - 0.2%
    133          Owens & Minor, Inc.                              $  4,647
                                                                  --------
                 Health Care Equipment - 4.0%
    499          Gen-Probe, Inc.*                                 $ 30,150
    510          Medtronic, Inc.                                    26,449
  2,100          Thoratec Corp.*(a)                                 38,619
                                                                  --------
                                                                  $ 95,218
                                                                  --------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                              Value
                 Health Care Supplies - 2.2%
    311          Haemonetics Corp.*                              $ 16,362
    733          Inverness Medical Innovations, Inc.*(a)           37,398
                                                                 --------
                                                                 $ 53,760
                                                                 --------
                 Total Health Care
                 Equipment & Services                            $153,625
                                                                 --------
                 Pharmaceuticals & Biotechnology - 11.7%
                 Biotechnology - 4.1%
  1,588          BioMarin Pharmaceutical, Inc.*                  $ 28,489
  1,220          Mannkind Corp.*(a)                                15,043
  1,900          Vertex Pharmaceuticals, Inc.*                     54,264
                                                                 --------
                                                                 $ 97,796
                                                                 --------
                 Life Sciences Tools & Services - 7.6%
    674          Applera Corp. - Applied Biosystems Group        $ 20,584
    124          Bio-Rad Laboratories, Inc.*                        9,371
    132          Millipore Corp.*                                   9,912
  2,930          PerkinElmer, Inc.                                 76,354
    645          Pharmaceutical Product Development, Inc.          24,684
    572          Thermo Fisher Scientific, Inc.*                   29,584
  1,990          Verenium Corp.*(a)                                10,089
                                                                 --------
                                                                 $180,578
                                                                 --------
                 Total Pharmaceuticals &
                 Biotechnology                                   $278,374
                                                                 --------
                 Banks - 0.8%
                 Regional Banks - 0.8%
    240          Zions Bancorporation                            $ 18,458
                                                                 --------
                 Total Banks                                     $ 18,458
                                                                 --------
                 Diversified Financials - 2.3%
                 Asset Management & Custody Banks - 0.3%
    200          Blackstone Group LP*(a)                         $  5,854
                                                                 --------
                 Consumer Finance - 0.5%
    300          The First Marblehead Corp.                      $ 11,592
                                                                 --------
                 Investment Banking & Brokerage - 1.5%
    190          E*TRADE Financial Corp.*                        $  4,197
    280          Investment Technology Group, Inc.*                12,132
    443          Lazard, Ltd.                                      19,948
                                                                 --------
                                                                 $ 36,277
                                                                 --------
                 Total Diversified Financials                    $ 53,723
                                                                 --------
                 Insurance - 4.4%
                 Life & Health Insurance - 1.3%
  1,220          Unum Group                                      $ 31,854
                                                                 --------
                 Multi-Line Insurance - 0.7%
    161          Hartford Financial Services Group, Inc.         $ 15,860
                                                                 --------
                 Property & Casualty Insurance - 2.4%
    660          Ambac Financial Group, Inc.                     $ 57,545
                                                                 --------
                 Total Insurance                                 $105,259
                                                                 --------
                 Real Estate - 2.0%
                 Diversified Real Estate Investment
                 Trusts - 0.4%
    207          Liberty Property Trust (a)                      $  9,094
                                                                 --------
                 Mortgage Real Estate Investment
                 Trusts - 0.4%
    730          Annaly Capital Management, Inc.                 $ 10,527
                                                                 --------
                 Specialized Real Estate
                 Investment Trusts - 1.2%
    296          Host Hotels & Resorts, Inc.                     $  6,844
    490          Plum Creek Timber Co., Inc.                       20,413
                                                                 --------
                                                                 $ 27,257
                                                                 --------
                 Total Real Estate                               $ 46,878
                                                                 --------
                 Technology Hardware & Equipment - 11.9%
                 Communications Equipment - 1.2%
    499          CommScope, Inc.*                                $ 29,117
                                                                 --------
                 Computer Storage & Peripherals - 2.4%
    464          IVAX, Inc.*                                     $  9,865
  2,184          Seagate Technology                                47,546
                                                                 --------
                                                                 $ 57,411
                                                                 --------
                 Electronic Equipment & Instruments - 8.3%
  1,727          Agilent Technologies, Inc.*                     $ 66,386
  2,220          Amphenol Corp.                                    79,141
    441          Itron, Inc.*(a)                                   34,372
  1,113          Newport Corp.*                                    17,229
                                                                 --------
                                                                 $197,128
                                                                 --------
                 Total Technology
                 Hardware & Equipment                            $283,656
                                                                 --------
                 Semiconductors - 4.7%
                 Semiconductor Equipment - 1.5%
    687          FEI Co.*                                        $ 22,300
    616          Veeco Instruments, Inc.*                          12,776
                                                                 --------
                                                                 $ 35,076
                                                                 --------
                 Semiconductors - 3.2%
  2,300          Infineon Technologies AG*                       $ 38,131
  1,220          Intel Corp.                                       28,987
    249          Texas Instruments, Inc.                            9,370
                                                                 --------
                                                                 $ 76,488
                                                                 --------
                 Total Semiconductors                            $111,564
                                                                 --------
                 Utilities - 9.7%
                 Gas Utilities - 2.4%
  1,770          Southern Union Co.                              $ 57,684
                                                                 --------
                 Independent Power Producer &
                 Energy Traders - 3.6%
  2,060          NRG Energy, Inc.*                               $ 85,634
                                                                 --------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                              Value
                 Multi-Utilities - 3.7%
    730          NSTAR                                            $   23,689
    733          Public Service Enterprise Group, Inc.                64,343
                                                                  ----------
                                                                  $   88,032
                                                                  ----------
                 Total Utilities                                  $  231,350
                                                                  ----------
                 TOTAL COMMON STOCKS
                 (Cost $2,057,169)                                $2,280,994
                                                                  ----------
                 EXCHANGE TRADED FUND - 0.9%
                 Materials - 0.9%
                 Precious Metals & Minerals - 0.9%
    575          Market Vectors Gold Miners Exchange
                 Traded Fund                                      $   21,752
                                                                  ----------
                 TOTAL EXCHANGE TRADED FUNDS
                 (Cost $23,188)                                   $   21,752
                                                                  ----------
                 TEMPORARY CASH INVESTMENTS - 8.4%
                 Security Lending Collateral - 8.4%
199,078          Securities Lending Investment
                 Fund, 5.28%                                      $  199,078
                                                                  ----------
                 TOTAL TEMPORARY CASH
                 INVESTMENTS
                 (Cost $199,078)                                  $  199,078
                                                                  ----------
                 TOTAL INVESTMENT IN
                 SECURITIES - 104.9%
                 (Cost $2,279,435)                                $2,501,824
                                                                  ----------
                 OTHER ASSETS AND
                 LIABILITIES - (4.9)%                             $ (116,239)
                                                                  ----------
                 TOTAL NET ASSETS - 100.0%                        $2,385,585
                                                                  ==========

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a)      At June 30, 2007, the following securities were out on loan:


                                                           Market
 Shares    Security                                         Value
  198      Blackstone Group LP *                        $   5,795
  597      Inverness Medical Innovations, Inc. *           30,459
  357      Itron, Inc. *                                   27,825
  205      Liberty Property Trust                           9,006
1,208      Mannkind Corp. *                                14,895
  228      Sears Holdings Corp. *                          38,646
2,623      The Interpublic Group of Companies, Inc. *      29,902
1,584      Thoratec Corp. *                                29,130
1,287      Verenium Corp. *                                 6,525
                                                        ---------
           Total                                        $ 192,182
                                                        =========

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              Six Months
                                                                                Ended
                                                                               6/31/07       Year Ended  3/18/05 (a) to
CLASS II                                                                     (unaudited)      12/31/06       12/31/05
Net asset value, beginning of period                                           $ 12.81        $ 10.78        $ 10.00
                                                                               -------        -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                  $ (0.04)       $  0.05        $  0.07
 Net realized and unrealized gain on investments                                  2.05           2.02           0.71
                                                                               -------        -------        -------
  Net increase from investment operations                                      $  2.01        $  2.07        $  0.78
Distribution to shareowners:
 Net investment income                                                           (0.02)         (0.04)            --
 Net realized gain                                                               (0.13)            --             --
                                                                               -------        -------        -------
Net increase in net asset value                                                $  1.86        $  2.04        $  0.78
                                                                               -------        -------        -------
Net asset value, end of period                                                 $ 14.67        $ 12.81        $ 10.78
                                                                               =======        =======        =======
Total return*                                                                    15.68%         19.26%          7.80%(b)
Ratio of net expense to average net assets+                                       1.25%**        1.25%          1.25%**
Ratio of net investment income to average net assets+                             0.17%**        0.87%          1.05%**
Portfolio turnover rate                                                             93%**          57%             3%(b)
Net assets, end of period (in thousands)                                       $ 2,386        $   719        $   314
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                     5.13%**       12.50%         38.61%**
 Net investment loss                                                             (3.71)%**     (10.39)%       (36.32)%**

(a)  Class II shares were first publicly offered on March 18, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $192,182)
    (cost $2,279,435)                                                                 $ 2,501,824
 Cash                                                                                     169,433
 Receivables -
 Dividends and foreign taxes withheld                                                       1,075
 Due from Pioneer Investment Management, Inc.                                               4,282
 Other                                                                                        242
                                                                                      -----------
  Total assets                                                                        $ 2,676,856
                                                                                      -----------
LIABILITIES:
 Payables -
 Investment securities purchased                                                      $    68,008
 Fund shares repurchased                                                                      755
 Upon return of securities loaned                                                         199,078
 Due to affiliates                                                                            295
 Accrued expenses                                                                          23,135
                                                                                      -----------
  Total liabilities                                                                   $   291,271
                                                                                      -----------
NET ASSETS:
 Paid-in capital                                                                      $ 2,082,466
 Undistributed net investment income                                                        2,270
 Accumulated undistributed net realized gain on investments                                78,799
 Net unrealized gain (loss) on:
 Investments                                                                              222,389
 Forward foreign currency contracts and other assets and liabilities denominated in          (339)
                                                                                      -----------
  foreign currencies
  Total net assets                                                                    $ 2,385,585
                                                                                      -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                           $ 2,385,585
Shares outstanding                                                                        162,619
                                                                                      -----------
 Net asset value per share                                                            $     14.67

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                          Six Months
                                                                                                            Ended
                                                                                                           6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9)                                                           $   8,312
 Interest                                                                                                      2,800
 Income on securities loaned, net                                                                                202
                                                                                                           ---------
  Total investment income                                                                                  $  11,314
                                                                                                           ---------
EXPENSES:
 Management fees                                                                                           $   5,983
 Transfer agent fees and expenses                                                                                745
 Distribution fees (Class II)                                                                                  1,995
 Administrative reimbursements                                                                                   180
 Custodian fees                                                                                                7,930
 Professional fees                                                                                            15,702
 Printing expenses                                                                                             4,883
 Fees and expenses of nonaffiliated trustees                                                                   3,258
 Miscellaneous                                                                                                   237
                                                                                                           ---------
  Total expenses                                                                                           $  40,913
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.                    (30,940)
                                                                                                           ---------
  Net expenses                                                                                             $   9,973
                                                                                                           ---------
   Net investment income                                                                                   $   1,341
                                                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain from investments                                                                        $  79,308
                                                                                                           ---------
 Change in net unrealized gain (loss) from:
 Investments                                                                                               $ 136,174
 Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies          (339)
                                                                                                           ---------
                                                                                                           $ 135,835
                                                                                                           ---------
 Net gain on investments and foreign currency transactions                                                 $ 215,143
                                                                                                           =========
 Net increase in net assets resulting from operations                                                      $ 216,484
                                                                                                           =========

   The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Six Months
                                                                                      Ended             Year
                                                                                     6/30/07            Ended
                                                                                   (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                              $     1,341      $     4,259
Net realized gain on investments                                                        79,308           21,759
Change in net unrealized gain on investments and foreign currency transactions         135,835           68,337
                                                                                   -----------      -----------
  Net increase in net assets resulting from operations                             $   216,484      $    94,355
                                                                                   -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II ($0.02 and $0.04 per share, respectively)                                $    (3,455)     $    (1,759)
Net realized gain:
 Class II ($0.13 and $0.00 per share, respectively)                                $   (20,663)            --
                                                                                   -----------      -----------
  Total distributions to shareowners                                               $   (24,118)     $    (1,759)
                                                                                   -----------      -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $ 1,676,829      $   390,401
Reinvestment of distributions                                                           21,116              963
Cost of shares repurchased                                                            (223,934)         (78,801)
                                                                                   -----------      -----------
  Net increase in net assets resulting from Fund share transactions                $ 1,474,011      $   312,563
                                                                                   -----------      -----------
  Net increase in net assets                                                       $ 1,666,377      $   405,159

NET ASSETS:
Beginning of period                                                                    719,208          314,049
                                                                                   -----------      -----------
End of period                                                                      $ 2,385,585      $   719,208
                                                                                   ===========      ===========
Undistributed net investment income, end of period                                 $     2,270      $     4,384
                                                                                   ===========      ===========


12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Equity Opportunity VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek long-term capital growth. As a secondary objective, the Portfolio may seek income.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                 2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                               $  1,759
                                                               --------
  Total distributions                                          $  1,759
                                                               ========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                 $  6,938
 Undistributed long-term gain                                    17,531
 Unrealized appreciation                                         86,284
                                                               --------
  Total                                                        $110,753
                                                               ========
--------------------------------------------------------------------------------

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $3 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.25% of the average daily net assets attributable to class II shares.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $260 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $32 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                       Gross            Gross            Net
                                     Tax Cost      Appreciation     Depreciation     Appreciation
---------------------------------------------------------------------------------------------------
Equity Opportunity Portfolio       $2,279,435       $ 274,675        $ (52,286)        $ 222,389
                                   ==========       =========        =========         =========
---------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, was $2,066,374 and $705,539, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------------------------------
                                             '07 Shares     '07 Amount
Pioneer Equity Opportunity VCT Portfolio    (unaudited)     (unaudited)     '06 Shares     '06 Amount
--------------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                                    121,303       $1,676,829        33,707       $ 390,401
Reinvestment of distributions                    1,425           21,116            87             963
Shares repurchased                             (16,232)        (223,934)       (6,808)        (78,801)
                                               -------------------------------------------------------
  Net increase                                  106,496       $1,474,011        26,986       $ 312,601
                                               =======================================================
--------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Opportunity VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

9.   Subsequent Event

The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of the following three series of the Trust: Pioneer Core Bond VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio (collectively, the "Portfolios"). It is anticipated that the Portfolios will be liquidated on or about November 9, 2007.

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19638-01-0807



                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Trustees, Officers and Service Providers      20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              87.7%
Temporary Cash Investment                        5.4%
Depositary Receipts for International Stocks     4.4%
International Common Stocks                      2.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Financials                                      15.2%
Industrials                                     14.8%
Information Technology                          13.9%
Consumer Discretionary                          13.8%
Health Care                                     13.0%
Consumer Staples                                11.6%
Energy                                           7.0%
Materials                                        5.4%
Telecommunication Services                       4.6%
Utilities                                        0.7%

Five Largest Holdings
(As a percentage of equity holdings)

1 AT&T Corp.                                    3.19%
2 Chevron Corp.                                 2.74
3 McGraw-Hill Co., Inc.                         2.62
4 PACCAR, Inc.                                  2.16
5 Norfolk Southern Corp.                        2.04

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       6/30/07       12/31/06
Class I                                         $ 26.62       $ 24.80
Class II                                        $ 26.55       $ 24.73

                                                Net
Distributions per Share                         Investment    Short-Term       Long-Term
(1/1/07 - 6/30/07)                              Income        Capital Gains    Capital Gains
Class I                                         $ 0.14        $  -             $  -
Class II                                        $ 0.11        $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]


            Pioneer Fund VCT      Pioneer Fund VCT
           Portfolio, Class I    Portfolio, Class II    S&P 500
10/97          $10,000               $10,000            $10,000
               $11,964               $11,945            $12,528
 6/99          $14,728               $14,667            $15,378
               $16,018               $15,912            $16,493
 6/01          $14,760               $14,633            $14,049
               $12,688               $12,541            $11,523
 6/03          $12,067               $11,896            $11,552
               $14,220               $13,984            $13,758
 6/05          $15,399               $15,099            $14,627
               $17,303               $16,931            $15,889
 6/07          $20,719               $20,223            $19,158

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

                                                Class I       Class II
Life-of-Class (10/31/97)#                        7.83%         7.56%
5 Years                                         10.31%        10.03%
1 Year                                          19.74%        19.44%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to the commencement of operations of Class II, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                       $ 1,000.00    $ 1,000.00
Ending Account Value on 6/30/07                         $ 1,079.10    $ 1,078.20
Expenses Paid During Period*                            $     3.61    $     4.90

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                       $ 1,000.00    $ 1,000.00
Ending Account Value on 6/30/07                         $ 1,021.32    $ 1,020.08
Expenses Paid During Period*                            $     3.51    $     4.76

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Fund VCT Portfolio, as well as the investment environment over the six-month period ended June 30, 2007.

Q. How did the Portfolio perform during the period relative to its benchmark and peer group?

A. The stock market rose in the first half of 2007. Despite a slower economy in the U.S. and some fall off in the rate of corporate earnings growth, investors, appearing to take heart from the more positive outlook for later in the year and into 2008, continued to drive share prices higher. For the six months ended June 30, 2007, Pioneer VCT Portfolio Class I shares achieved a total return of 7.91% at net asset value, and Class II shares returned 7.82%. By comparison, the Standard & Poor's 500 (the S&P 500 Index), an unmanaged index of the general stock market, showed a total return of 6.96%, and the average return of the 205 portfolios in the Lipper Analytical Services large-cap core category was 7.21%.

     The outperformance by the Portfolio of its market benchmark, the S&P 500, was attributable principally to stock selection, though sector allocations were also, on balance, positive. Our stock selection was particularly strong in consumer discretionary, industrials, materials, and health care. In sector allocation, our large underweight in the poorly performing financial services sector and our overweights in the materials, industrials, and telecommunications services sectors - all of which saw above-average performance - were key factors. The most notable detractor from performance was our underweight in the top-performing energy sector. Within energy, we also emphasized oil and natural gas producers, and the better performing energy stocks were the oil services names.

Q. Which Portfolio holdings produced relative outperformance during the first half of the year?

A. Rio Tinto, the global mining company, was a standout performer, as it rode the wave of robust commodities prices and also benefited from merger and acquisition speculation and activity. PACCAR, the builder of heavy-duty trucks, did very well in the period. Its earnings held up better than had been anticipated in the wake of new diesel engine regulations that had led to major buying in advance of their effective date. Johnson Controls, best known for its automotive interiors, sparked investor interest with the very strong results it posted from its other businesses - batteries and building controls. Nokia saw good increases in its cellular telephone handset sales. John Wiley & Sons rose as it began to realize cost-saving opportunities from its recent acquisition of Blackwell Publishing.

     Other contributors to outperformance were Deere, Alcoa, and AT&T. Deere, a supplier of agricultural equipment, has gained due to a boom in the farm economy buoyed by high food-commodity prices. Alcoa, the aluminum company, rose on strong earnings and a favorable, longer-term supply and demand outlook for its metal. Finally, AT&T, like Wiley, began showing impressive "synergies" from its acquisition of BellSouth. Late in the period, AT&T's stock also saw a "halo effect" from the introduction of Apple Computer's iPhone: AT&T is the exclusive supplier of wireless service to users of those devices.

Q.   Which holdings underperformed?

A. Speaking of Apple, our biggest performance detractor was our not owning any shares of that high flyer. Among stocks we did own, McGraw-Hill suffered by association - through its Standard & Poor's (S&P) credit-rating business - with the still-unfolding debacle in structured-credit products. We are watching that situation closely to see what liability S&P may ultimately incur. Otherwise, though, McGraw-Hill is doing quite well, notably in its textbook publishing operations. Motorola - also speaking of Apple - has fallen behind again in its cellular phone product offerings, but we are expecting new product launches over the next few months to help.

     In connection with underperformance, we might also single out National City, a long-term holding of the Portfolio. It is a banking enterprise based in Cleveland, Ohio, providing a full range of retail and commercial banking services. Unfortunately, the bank became involved in so-called "sub-prime" mortgage lending a few years back - that is, issuing mortgages to home buyers who would not have qualified for their mortgage under more traditional lending criteria - and even though the bank did its best to get out of that business in 2006, it still had some residual exposure. We think that the bank will see its way through this tough period, and we are encouraged by new markets the bank is developing in Chicago and Milwaukee.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. Over the first half of the year, what changes did you make to the Portfolio, and what drove those changes?

A. We added four positions to the Portfolio and eliminated twelve. New were Coca-Cola, J.C. Penney, Kraft Foods, and Delta Air Lines. Coke, a name we have owned before, seems finally to be benefiting from operational changes
     - especially overseas - it has made over the past few years. J.C. Penney has also been a story of sharp improvement. The department store retailer now has one of the more ambitious and compelling growth plans in its industry. Kraft Foods, newly re-established as an independent company, has major potential for improving the growth and profitability of its brands, in which Altria, its previous owner, underinvested for years. Lastly, Delta has just emerged from bankruptcy - in, we think, very good financial shape
     - and should be able to capitalize in the years ahead on its extensive overseas routes as well as its older domestic business.

     Sales included oil companies ConocoPhillips and Occidental Petroleum. We have been concerned that earnings in the energy sector may not be sustainable. Certainly, costs have risen sharply for energy companies - costs only offset by high oil prices, which may not last. We sold Macy's, Wal-Mart, and Costco so that we could buy J.C. Penney. Since we stay substantially fully invested at all times, we generally need to sell or reduce current and, in our view, less attractive positions when we decide we want to buy something new. Omnicom, the advertising group, had been a long-term disappointment, and we took the opportunity of a stronger share price to exit at a gain. We also sold Johnson & Johnson, a stock we had held for many years. We have worried that the company may no longer be able to achieve the internal rates of growth it once had. Other sales included Idearc, Amgen, Advanced Micro Devices, and PG&E and owed to a variety of considerations. BellSouth was of course acquired by AT&T.

Q. How do you view the large-cap segment of the market going forward, given the Federal Reserve Board's apparent holding pattern on interest rates and the slower growth rate of the U. S. economy? What is your overall outlook on the rest of the year?

A. Large market-capitalization equities are usually considered to be those companies with $10 to $15 billion or more in stock-market value. Companies of that size have normally been in business for some time and demonstrated their staying power during all phases of the business cycle. There are no guarantees, however, that any of them, even the very largest of the large caps, the bluest of the blue chips, will make it through the next cycle. There is also no guarantee that the stocks will perform well even if the companies do make it. In fact, large companies, too, can go "belly up," and big-cap stocks also can be quite mangy "dogs." We can all recite names of once-great companies that no longer exist - of whole industries, in fact, that have fallen by the wayside.

     Right now we are seeing some "catch up" in performance by the large caps after about six years of better performance in the small- and mid-cap segments. We believe part of that is attributable to the superior values currently to be found in the large-cap segment. Part of it could also be explainable by the exposure that lots of the big companies have to the faster-growing overseas economy, meaning that they could continue to grow even if the U.S. economy continued to slow. Finally, the stiff interest rate regimen imposed by the Federal Reserve under its new leadership favors companies less in need of loans to finance expansion, which also tend to be the bigger fish in the economic pond.

     While we do think that the Portfolio, with its focus on the large caps, is well positioned for the stock market as it may develop over the balance of the year, we note that pressures on the market can be felt along the whole range of market caps when investors get jumpy. So we can offer no assurances with respect to Portfolio performance.

     Thank you as ever for your faithful support.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                        Value
               COMMON STOCKS - 99.2%
               Energy - 6.9%
               Integrated Oil & Gas - 4.4%
    179,531    Chevron Corp.                                $ 15,123,691
    110,868    Exxon Mobil Corp.                               9,299,608
                                                            ------------
                                                            $ 24,423,299
                                                            ------------
               Oil & Gas Equipment & Services - 0.6%
     65,062    Weatherford International, Inc.*             $  3,594,025
                                                            ------------
               Oil & Gas Exploration & Production - 1.9%
     76,894    Apache Corp.                                 $  6,273,781
     84,393    Pioneer Natural Resources Co.                   4,110,783
                                                            ------------
                                                            $ 10,384,564
                                                            ------------
               Total Energy                                 $ 38,401,888
                                                            ------------
               Materials - 5.5%
               Aluminum - 1.4%
    191,026    Alcoa, Inc.                                  $  7,742,284
                                                            ------------
               Diversified Chemical - 1.1%
     70,100    Dow Chemical Co.                             $  3,099,822
     53,634    E.I. du Pont de Nemours and Co.                 2,726,753
                                                            ------------
                                                            $  5,826,575
                                                            ------------
               Diversified Metals & Mining - 1.7%
    122,524    Rio Tinto Plc                                $  9,413,627
                                                            ------------
               Industrial Gases - 0.9%
     33,129    Air Products & Chemicals, Inc.               $  2,662,578
     29,402    Praxair, Inc.                                   2,116,650
                                                            ------------
                                                            $  4,779,228
                                                            ------------
               Specialty Chemicals - 0.4%
     51,224    Ecolab, Inc.                                 $  2,187,265
                                                            ------------
               Total Materials                              $ 29,948,979
                                                            ------------
               Capital Goods - 10.7%
               Aerospace & Defense - 2.6%
     86,022    General Dynamics Corp.                       $  6,728,641
    111,683    United Technologies Corp.                       7,921,675
                                                            ------------
                                                            $ 14,650,316
                                                            ------------
               Construction & Farm Machinery &
               Heavy Trucks - 5.1%
     90,779    Caterpillar, Inc.                            $  7,107,996
     78,166    Deere & Co.                                     9,437,763
    136,822    PACCAR, Inc.                                   11,908,987
                                                            ------------
                                                            $ 28,454,746
                                                            ------------
               Electrical Component &
               Equipment - 1.1%
     75,392    Emerson Electric Co.                         $  3,528,346
     36,906    Rockwell International Corp.                    2,562,753
                                                            ------------
                                                            $  6,091,099
                                                            ------------
               Industrial Conglomerates - 1.6%
     43,600    3M Co.                                       $  3,784,044
    134,943    General Electric Co.                            5,165,618
                                                            ------------
                                                            $  8,949,662
                                                            ------------
               Industrial Machinery - 0.3%
     16,367    Parker Hannifin Corp.                        $  1,602,493
                                                            ------------
               Total Capital Goods                          $ 59,748,316
                                                            ------------
               Transportation - 3.9%
               Airlines - 1.1%
    116,000    Delta Air Lines, Inc.*                       $  2,285,200
    261,293    Southwest Airlines Co.                          3,895,879
                                                            ------------
                                                            $  6,181,079
                                                            ------------
               Railroads - 2.8%
     49,402    Burlington Northern, Inc.                    $  4,206,086
    214,211    Norfolk Southern Corp.                         11,261,072
                                                            ------------
                                                            $ 15,467,158
                                                            ------------
               Total Transportation                         $ 21,648,237
                                                            ------------
               Automobiles & Components - 2.7%
               Auto Parts & Equipment - 1.9%
     88,645    Johnson Controls, Inc.                       $ 10,262,432
                                                            ------------
               Automobile Manufacturers - 0.8%
    498,451    Ford Motor Corp.                             $  4,695,408
                                                            ------------
               Total Automobiles & Components               $ 14,957,840
                                                            ------------
               Consumer Durables & Apparel - 0.2%
               Apparel, Accessories & Luxury Goods - 0.2%
     23,883    Liz Claiborne, Inc.                          $    890,836
                                                            ------------
               Total Consumer Durables & Apparel            $    890,836
                                                            ------------
               Media - 5.6%
               Movies & Entertainment - 0.4%
     70,319    The Walt Disney Co.                          $  2,400,691
                                                            ------------
               Publishing - 5.2%
    254,560    Reed Elsevier NV                             $  4,867,910
     64,140    Gannett Co.                                     3,524,493
    125,263    John Wiley & Sons, Inc.                         6,048,950
    212,191    McGraw-Hill Co., Inc.                          14,445,963
                                                            ------------
                                                            $ 28,887,316
                                                            ------------
               Total Media                                  $ 31,288,007
                                                            ------------
               Retailing - 5.2%
               Department Stores - 2.2%
     67,600    J.C. Penney Co., Inc.                        $  4,892,888
    147,889    Nordstrom, Inc.                                 7,560,086
                                                            ------------
                                                            $ 12,452,974
                                                            ------------
               General Merchandise Stores - 1.7%
    150,713    Target Corp.                                 $  9,585,347
                                                            ------------

6 The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                         Value
               Home Improvement Retail - 0.8%
    141,584    Lowe's Companies, Inc.                       $  4,345,213
                                                            ------------
               Specialty Stores - 0.5%
     29,018    Barnes & Noble, Inc.                         $  1,116,322
     69,072    Staples, Inc.                                   1,639,079
                                                            ------------
                                                            $  2,755,401
                                                            ------------
               Total Retailing                              $ 29,138,935
                                                            ------------
               Food & Drug Retailing - 2.7%
               Drug Retail - 2.0%
     75,467    CVS Corp.                                    $  2,750,772
    196,803    Walgreen Co.                                    8,568,803
                                                            ------------
                                                            $ 11,319,575
                                                            ------------
               Food Distributors - 0.7%
    116,328    Sysco Corp.                                  $  3,837,661
                                                            ------------
               Total Food & Drug Retailing                  $ 15,157,236
                                                            ------------
               Food, Beverage & Tobacco - 7.2%
               Packaged Foods & Meats - 5.3%
    118,941    Campbell Soup Co.                            $  4,616,100
     60,230    General Mills, Inc.                             3,518,637
    102,455    H.J. Heinz Co., Inc.                            4,863,539
    100,595    Hershey Foods Corp.                             5,092,119
     43,685    Kellogg Co.                                     2,262,446
    169,500    Kraft Foods, Inc.                               5,974,875
    162,773    Sara Lee Corp.                                  2,832,250
                                                            ------------
                                                            $ 29,159,966
                                                            ------------
               Soft Drinks - 1.9%
     63,300    Coca-Cola Co.                                $  3,311,223
    113,124    PepsiCo, Inc.                                   7,336,091
                                                            ------------
                                                            $ 10,647,314
                                                            ------------
               Total Food, Beverage & Tobacco               $ 39,807,280
                                                            ------------
               Household & Personal Products - 1.6%
               Household Products - 1.3%
     14,255    Clorox Co.                                   $    885,236
     96,982    Colgate-Palmolive Co.                           6,289,283
                                                            ------------
                                                            $  7,174,519
                                                            ------------
               Personal Products - 0.3%
     39,024    Estee Lauder Co.                             $  1,775,982
                                                            ------------
               Total Household & Personal
               Products                                     $  8,950,501
                                                            ------------
               Health Care Equipment & Services - 5.6%
               Health Care Equipment - 5.6%
    104,791    Becton, Dickinson & Co.                      $  7,806,930
    139,138    Biomet, Inc.                                    6,361,389
     63,800    C. R. Bard, Inc.                                5,271,794
     75,039    Medtronic, Inc.                                 3,891,523
    104,000    St. Jude Medical, Inc.*                         4,314,960
     39,300    Zimmer Holdings, Inc.*                          3,336,177
                                                            ------------
                                                            $ 30,982,773
                                                            ------------
               Total Health Care Equipment &
               Services                                     $ 30,982,773
                                                            ------------
               Pharmaceuticals & Biotechnology - 7.3%
               Pharmaceuticals - 7.3%
    102,710    Abbott Laboratories                          $  5,500,121
     72,768    Barr Laboratorie, Inc.*                         3,655,137
     80,039    Eli Lilly & Co.                                 4,472,579
     63,788    Merck & Co., Inc.                               3,176,642
     77,980    Novartis AG (A.D.R.)                            4,372,339
    204,900    Pfizer, Inc.                                    5,239,293
     51,174    Roche Holdings AG (A.D.R.)                      4,554,281
    248,768    Schering-Plough Corp.                           7,572,498
     49,511    Teva Pharmaceutical Industries, Ltd.
               (A.D.R.)                                        2,042,329
                                                            ------------
                                                            $ 40,585,219
                                                            ------------
               Total Pharmaceuticals &
               Biotechnology                                $ 40,585,219
                                                            ------------
               Banks - 7.6%
               Diversified Banks - 3.1%
    203,290    U.S. Bancorp                                 $  6,698,406
     54,799    Wachovia Corp.                                  2,808,449
    214,156    Wells Fargo & Co.                               7,531,867
                                                            ------------
                                                            $ 17,038,722
                                                            ------------
               Regional Banks - 3.4%
     25,377    Compass Bancshares, Inc.                     $  1,750,505
     83,035    First Horizon National Corp.                    3,238,365
    170,284    National City Corp.                             5,673,863
     75,918    SunTrust Banks, Inc.                            6,509,209
     21,817    Zions Bancorporation                            1,677,945
                                                            ------------
                                                            $ 18,849,887
                                                            ------------
               Thrifts & Mortgage Finance - 1.1%
    146,301    Washington Mutual, Inc.                      $  6,238,275
                                                            ------------
               Total Banks                                  $ 42,126,884
                                                            ------------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                          Value
               Diversified Financials - 4.4%
               Asset Management & Custody Banks - 1.9%
     43,970    Federated Investors, Inc.                      $  1,685,370
    104,482    State Street Corp.                                7,146,569
     36,004    T. Rowe Price Associates, Inc.                    1,868,248
                                                              ------------
                                                              $ 10,700,187
                                                              ------------
               Consumer Finance - 0.7%
     61,725    American Express Co.                           $  3,776,336
                                                              ------------
               Investment Banking & Brokerage - 1.0%
     67,924    Merrill Lynch & Co., Inc.                      $  5,677,088
                                                              ------------
               Other Diversified Financial Services - 0.8%
     86,529    Bank of America Corp.                          $  4,230,403
                                                              ------------
               Total Diversified Financials                   $ 24,384,014
                                                              ------------
               Insurance - 3.1%
               Life & Health Insurance - 0.6%
     49,100    MetLife, Inc.                                  $  3,165,968
                                                              ------------
               Multi-Line Insurance - 0.4%
     24,622    Hartford Financial Services Group, Inc.        $  2,425,513
                                                              ------------
               Property & Casualty Insurance - 2.1%
    154,203    Chubb Corp.                                    $  8,348,550
     50,686    Safeco Corp.                                      3,155,710
                                                              ------------
                                                              $ 11,504,260
                                                              ------------
               Total Insurance                                $ 17,095,741
                                                              ------------
               Software & Services - 3.2%
               Application Software - 0.6%
     86,186    Adobe Systems, Inc.*                           $  3,460,368
                                                              ------------
               Data Processing & Outsourced Services - 1.6%
     89,274    Automatic Data Processing, Inc.                $  4,327,111
     37,015    DST Systems, Inc.*                                2,931,958
     28,113    Fiserv, Inc.*                                     1,596,818
                                                              ------------
                                                              $  8,855,887
                                                              ------------
               Systems Software - 1.0%
    181,275    Microsoft Corp.                                $  5,342,174
                                                              ------------
               Total Software & Services                      $ 17,658,429
                                                              ------------
               Technology Hardware & Equipment - 7.5%
               Communications Equipment - 3.0%
    139,000    Cisco Systems, Inc.*                           $  3,871,150
    288,051    Motorola, Inc.                                    5,098,503
    274,102    Nokia Corp. (A.D.R.)                              7,705,007
                                                              ------------
                                                              $ 16,674,660
                                                              ------------
               Computer Hardware - 2.9%
    151,076    Dell, Inc.*                                    $  4,313,220
    176,511    Hewlett-Packard Co.                               7,875,921
    746,472    Sun Microsystems, Inc.*                           3,926,443
                                                              ------------
                                                              $ 16,115,584
                                                              ------------
               Computer Storage & Peripherals - 0.3%
     87,162    EMC Corp.*                                     $  1,577,632
                                                              ------------
               Office Electronics - 1.3%
    125,867    Canon, Inc. (A.D.R.)                           $  7,380,841
                                                              ------------
               Total Technology Hardware &
               Equipment                                      $ 41,748,717
                                                              ------------
               Semiconductors - 3.1%
               Semiconductor Equipment - 0.6%
    149,770    Applied Materials, Inc.                        $  2,975,930
                                                              ------------
               Semiconductors - 2.5%
    258,029    Intel Corp.                                    $  6,130,769
    211,248    Texas Instruments, Inc.                           7,949,262
                                                              ------------
                                                              $ 14,080,031
                                                              ------------
               Total Semiconductors                           $ 17,055,961
                                                              ------------
               Telecommunication Services - 4.5%
               Integrated Telecommunication Services - 4.3%
    423,106    AT&T Corp.                                     $ 17,558,895
    129,130    Verizon Communications, Inc.                      5,316,282
     59,603    Windstream Corp.                                    879,740
                                                              ------------
                                                              $ 23,754,917
                                                              ------------
               Wireless Telecommunication Services - 0.2%
     23,216    Alltel Corp.                                   $  1,568,241
                                                              ------------
               Total Telecommunication Services               $ 25,323,158
                                                              ------------
               Utilities - 0.7%
               Electric Utilities - 0.3%
     56,177    Southern Co.                                   $  1,926,309
                                                              ------------
               Multi-Utilities - 0.4%
     48,866    Consolidated Edison, Inc.                      $  2,204,834
                                                              ------------
               Total Utilities                                $  4,131,143
                                                              ------------
               TOTAL COMMON STOCKS
               (Cost $369,537,865)                            $551,030,094
                                                              ------------

8 The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                                           Value
               TEMPORARY CASH INVESTMENTS - 5.6%
               Repurchase Agreement - 5.6%
 31,300,000    UBS Warburg, Inc., 4.25%, dated
               6/29/07, repurchase price of
               $31,300,000 plus accrued interest on
               7/2/07, collateralized by $32,495,000
               U.S. Treasury Bill, 3.625%, 1/15/08            $ 31,300,000
                                                              ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $31,300,000)                             $ 31,300,000
                                                              ------------
               TOTAL INVESTMENT
               IN SECURITIES - 104.8%
               (Cost $400,837,865)                            $582,330,094
                                                              ------------
               OTHER ASSETS
               AND LIABILITIES - (4.8)%                       $(26,550,090)
                                                              ------------
               TOTAL NET ASSETS - 100.0%                      $555,780,004
                                                              ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.

    The accompanying notes are an integral part of these financial statements. 9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                         6/30/07      Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                 (unaudited)    12/31/06    12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period                     $  24.80      $  21.55    $  20.57     $  18.70     $  15.28     $  19.08
                                                         --------      --------    --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.15      $   0.32    $   0.27     $   0.24     $   0.20     $   0.19
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.81          3.24        0.99         1.85         3.41        (3.81)
                                                         --------      --------    --------     --------     --------     --------
    Net increase (decrease) from investment
     operations                                          $   1.96      $   3.56    $   1.26     $   2.09     $   3.61     $  (3.62)
Distributions to shareowners:
 Net investment income                                      (0.14)        (0.31)      (0.28)       (0.22)       (0.19)       (0.18)
                                                         --------      --------    --------     --------     --------     --------
 Net increase (decrease) in net asset value              $   1.82      $   3.25    $   0.98     $   1.87     $   3.42     $  (3.80)
                                                         --------      --------    --------     --------     --------     --------
 Net asset value, end of period                          $  26.62       $ 24.80    $  21.55     $  20.57     $  18.70     $  15.28
                                                         ========      ========    ========     ========     ========     ========
Total return*                                                7.91%        16.63%       6.17%       11.26%       23.76%      (19.03)%
Ratio of net expenses to average net assets+                 0.70%**       0.70%       0.70%        0.71%        0.76%        0.80%
Ratio of net investment income to average net assets+        1.19%**       1.35%       1.26%        1.26%        1.16%        1.09%
Portfolio turnover rate                                        17%**          9%         23%          17%          11%          11%
Net assets, end of period (in thousands)                 $421,789      $386,917    $382,973     $454,136     $154,839     $141,892
Ratios no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                0.70%**       0.70%       0.70%        0.71%        0.76%        0.80%
 Net investment income                                       1.19%**       1.35%       1.26%        1.26%        1.16%        1.09%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10 The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                          6/30/07     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
Class II                                                (unaudited)    12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                     $  24.73      $  21.49    $  20.51    $  18.66    $  15.25    $   19.05
                                                         --------      --------    --------    --------    -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.12      $   0.25    $   0.20    $   0.18    $  0.14     $    0.13
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.81          3.25        1.01        1.85       3.42         (3.78)
                                                         --------      --------    --------    --------    -------     ---------
    Net increase (decrease) from investment
     operations                                          $   1.93      $   3.50    $   1.21    $   2.03    $  3.56     $   (3.65)
Distributions to shareowners:
 Net investment income                                      (0.11)        (0.26)      (0.23)      (0.18)     (0.15)        (0.15)
                                                         --------      --------    --------    --------    -------     ---------
 Net increase (decrease) in net asset value              $   1.82      $   3.24    $   0.98    $   1.85    $  3.41     $   (3.80)
                                                         --------      --------    --------    --------    -------     ---------
 Net asset value, end of period                          $  26.55      $  24.73    $  21.49    $  20.51    $ 18.66     $   15.25
                                                         ========      ========    ========    ========    =======     =========
Total return*                                                7.82%        16.35%       5.94%      10.93%     23.44%       (19.25)%
Ratio of net expenses to average net assets+                 0.95%**       0.95%       0.95%       0.96%      1.00%         1.06%
Ratio of net investment income to average net assets+        0.94%**       1.10%       1.01%       1.00%      0.87%         0.84%
Portfolio turnover rate                                        17%**          9%         23%         17%        11%           11%
Net assets, end of period (in thousands)                 $133,991      $155,710    $116,656    $133,627    $87,488     $  36,218
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                0.95%**       0.95%       0.95%       0.96%      1.00%         1.06%
 Net investment income                                       0.94%**       1.10%       1.01%       1.00%      0.87%         0.84%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**    Annualized
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including cost $400,837,865)    $582,330,094
 Receivables --
 Investment securities sold                                               666,304
 Fund shares sold                                                         281,343
 Dividends, interest and foreign taxes withheld                           629,193
 Forward foreign currency settlement contracts, net                        22,171
 Other                                                                      2,157
                                                                     ------------
  Total assets                                                       $583,931,262
                                                                     ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                     $  5,094,465
 Fund shares repurchased                                               22,707,403
 Due to bank                                                              264,635
 Due to affiliates                                                         25,727
 Accrued expenses                                                          59,028
                                                                     ------------
  Total liabilities                                                  $ 28,151,258
                                                                     ------------
NET ASSETS:
 Paid-in capital                                                     $381,705,359
 Undistributed net investment income                                      331,685
 Accumulated undistributed net realized loss                           (7,751,344)
 Net unrealized gain on:
 Investments                                                          181,492,229
 Forward currency contracts and other assets and liabilities
  denominated in foreign currencies                                         2,075
                                                                     ------------
  Total net assets                                                   $555,780,004
                                                                     ------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                          $421,789,011
 Shares outstanding                                                    15,843,023
                                                                     ------------
 Net asset value per share                                           $      26.62
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                          $133,990,993
 Shares outstanding                                                     5,045,887
                                                                     ------------
 Net asset value per share                                           $      26.55

12 The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                          Ended
                                                                         6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $49,834)                   $ 4,950,338
 Interest                                                                   159,600
                                                                        -----------
  Total investment income                                               $ 5,109,938
                                                                        -----------
EXPENSES:
 Management fees                                                        $ 1,756,874
 Transfer agent fees and expenses                                             1,483
 Distribution fees (Class II)                                               193,201
 Administrative reimbursements                                               60,815
 Custodian fees                                                              13,605
 Professional fees                                                           22,431
 Printing expenses                                                           18,586
 Fees and expenses of nonaffiliated trustees                                  5,702
 Miscellaneous                                                               10,312
                                                                        -----------
  Total expenses                                                        $ 2,083,009
  Less fees paid indirectly                                                  (4,628)
                                                                        -----------
  Net expenses                                                          $ 2,078,381
                                                                        -----------
   Net investment income                                                $ 3,031,557
                                                                        -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
 Investments                                                            $12,438,546
 Forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies                                           1,843
                                                                        -----------
                                                                        $12,440,389
                                                                        -----------
 Change in net unrealized gain from:
 Investments                                                            $25,635,801
 Forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies                                           2,075
                                                                        -----------
                                                                        $25,637,876
                                                                        -----------
 Net gain on investments and foreign currency transactions              $38,078,265
                                                                        -----------
 Net increase in net assets resulting from operations                   $41,109,822
                                                                        ===========

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Six Months
                                                                                      Ended              Year
                                                                                     6/30/07             Ended
                                                                                   (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                             $   3,031,557     $    6,619,117
Net realized gain on investments and foreign currency transactions                   12,440,389         19,949,562
Change in net unrealized gain on investments and foreign currency transactions       25,637,876         52,425,564
                                                                                  -------------     --------------
  Net increase in net assets resulting from operations                            $  41,109,822     $   78,994,243
                                                                                  -------------     --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.14 and $0.31 per share, respectively)                                $  (2,071,395)    $   (5,053,431)
 Class II ($0.11 and $0.26 per share, respectively)                                    (670,870)        (1,530,263)
                                                                                  -------------     --------------
  Total distributions to shareowners                                              $  (2,742,265)    $   (6,583,694)
                                                                                  -------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  66,702,266     $   81,852,880
Reinvestment of distributions                                                         2,742,265          6,583,693
Cost of shares repurchased                                                          (94,659,480)      (117,849,268)
                                                                                  -------------     --------------
  Net decrease in net assets resulting from Fund share transactions               $ (25,214,949)    $  (29,412,695)
                                                                                  -------------     --------------
  Net increase in net assets                                                      $  13,152,608     $   42,997,854
NET ASSETS:
Beginning of period                                                                 542,627,396        499,629,542
                                                                                  -------------     --------------
End of period                                                                     $ 555,780,004     $  542,627,396
                                                                                  =============     ==============
Undistributed net investment income, end of period                                $     331,685     $       42,393
                                                                                  =============     ==============

14 The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Fund VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
    Portfolio) (Class II shares only)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
    Growth Portfolio) (Class II shares only)
  Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
    (Class I shares only)
  Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
  Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
    shares only)
  Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
    (Class II shares only)
  Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
    (Class II shares only)
  Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
    Allocation Portfolio) (Class II shares only)
  Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
    Allocation Portfolio)
  Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
    Allocation Portfolio) (Class II shares only)
  Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is reasonable income and capital growth.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2007, the Portfolio had no open contracts.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2007, the Portfolio had no open forward contracts.

E.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     $19,798,047, of which the following amounts will expire between 2010 and 2011 if not utilized: $6,780,520 in 2010 and $13,017,527 in 2011.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                       2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                   $  6,583,694
                                                                   ------------
  Total distributions                                              $  6,583,694
                                                                   ------------
 Distributable Earnings:
 Undistributed ordinary income                                     $     42,393
 Capital loss carryforward                                          (19,798,047)
 Unrealized appreciation                                            155,462,742
                                                                   ------------
 Total                                                             $135,707,088
                                                                   ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Portfolio shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $21,317 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $2,270 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $2,140 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------
                                                 Gross           Gross             Net
                                Tax Cost      Appreciation    Depreciation    Appreciation
------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio    $401,231,551    $184,495,331    $ (3,396,787)   $181,098,543
                              ============    ============    ============    ============
------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended June 30, 2007, were $45,222,930 and $64,065,167, respectively.

7. Expense Offsets Arrangements

The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2007, the Portfolio's expenses were reduced by $4,628 under this arrangement.

8. Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

------------------------------------------------------------------------------------------
                                 '07 Shares    '07 Amount
Pioneer Fund VCT Portfolio       (unaudited)    (unaudited)    '06 Shares    '06 Amount
----------------------------------------------------------------------------------------
CLASS I:
Shares sold                       2,005,348    $ 52,720,774     1,347,828    $ 31,570,652
Reinvestment of distributions        79,405       2,071,395       218,022       5,053,431
Shares repurchased               (1,846,062)    (47,500,892)   (3,732,955)    (85,740,891)
                                 --------------------------------------------------------
 Net increase (decrease)            238,691    $  7,291,277    (2,167,105)   $(49,116,808)
                                 --------------------------------------------------------
CLASS II:
Shares sold                         545,883    $ 13,981,492     2,196,546    $ 50,282,228
Reinvestment of distributions        25,872         670,870        65,905       1,530,262
Shares repurchased               (1,821,916)    (47,158,588)   (1,394,115)    (32,108,377)
                                 --------------------------------------------------------
 Net increase (decrease)         (1,250,161)   $(32,506,226)      868,336    $ 19,704,113
---------------------------------========================================================
------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19611-01-0807


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Global High Yield VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Table of Contents
--------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        17

  Notes to Financial Statements                                               21

  Trustees, Officers and Service Providers                                    26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       82.3%
Senior Floating Rate Loans                                                  8.4%
Asset Backed Securities                                                     3.3%
Temporary Cash Investment                                                   1.6%
Collateralized Mortgage Obligations                                         1.1%
Sovereign Issue                                                             0.9%
Preferred Domestic                                                          0.8%
Convertible Corporate Bonds                                                 0.8%
Municipal Bonds                                                             0.4%
Foreign Government Bonds                                                    0.3%
Rights/Warrants                                                             0.1%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                   15.8%
1-3 years                                                                  10.7%
3-4 years                                                                  16.2%
4-6 years                                                                  44.8%
6-8 years                                                                  10.1%
8+ years                                                                    2.4%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.    Paetec Holdings, 9.5%,
          7/15/15 (144A)                                                   4.20%
--------------------------------------------------------------------------------
  2.    J.G.Wentworth, Second Lien
          Term Loan, 5.0%, 3/1/14                                          2.88
--------------------------------------------------------------------------------
  3.    Landsource Communities
          Development, Second Lien
          Term Loan, 9.86%, 2/27/14                                        1.45
--------------------------------------------------------------------------------
  4     Alfa Div Payment Rights Finance,
          7.36%, 3/29/12 (144A)                                            1.44
--------------------------------------------------------------------------------
  5.    H3C Holdings, Ltd., Tranche B
          Term Loan, 8.37%, 9/28/12                                        1.44
--------------------------------------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share   6/30/07        12/31/06
Class II                    $10.49         $10.38

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
Class II                    $0.3856        $0.0062           $0.0051

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Global High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

             Pioneer Global High        ML Global High Yield and
             Yield VCT Portfolio       Emerging Markets Plus Index
             -------------------       ---------------------------
3/05               10000                         10000
6/05               10238                         10280
6/06               10964                         10888
6/07               12440                         12219

The ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                                        Class II
--------------------------------------------------------------------------------
 Life-of-Class
 (3/18/05)                                                                 9.83%
 1 Year                                                                   13.46%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.



       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,049.30
       Expenses Paid During Period*                                    $    5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.



       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,019.84
       Expenses Paid During Period*                                    $    5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

Higher-yielding fixed-income investments generally outperformed high-grade securities during the first half of 2007. Rising corporate profits and relatively low default rates helped lower-grade bonds perform relatively well while interest rates of high-grade securities trended upward, eroding part of their value. In the following interview, Andrew D. Feltus, leader of the team managing the Pioneer Global High Yield VCT Portfolio, provides an update on the Portfolio, its investment strategies and the investment environment for the six months ended June 30, 2007.

Q. How did the Portfolio perform during the first half of 2007?

A. The Portfolio did very well, outperforming its benchmarks as well as competitive variable annuity portfolios. Pioneer Global High Yield VCT Portfolio's Class II shares generated a total return of 4.93%, at net asset value, for the six months ended June 30, 2007. For the same period, Merrill Lynch High Yield and Emerging Markets Plus Index gained 2.60%. During the same period, the average return of 105 variable annuity portfolio's in Lipper's High Current Yield Category was 3.06%. The Portfolio's 30-day SEC yield on June 30, 2007, was 7.25%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?

A. The six-month period saw a change in investors' expectations for interest rates, as the economy appeared to re-accelerate in the second quarter of 2007 after apparently weakening in the first quarter. As a consequence, interest rates started rising, causing some erosion in the values of Treasuries and some higher-quality securities. The reinvigorated expansion, combined with growing awareness of problems in the subprime mortgage market, led to higher market interest rates. The yield on the 10-year Treasury, for example, rose from 4.70% to 5.03% during the period. At the same time, problems in the subprime mortgage market led to falling prices for some collateralized mortgage securities backed by subprime loans.

   In contrast, lower-rated, high-yielding bonds continued to fare well, supported by growing corporate profits and low default rates, although their results were better in the first quarter than the second. While they did suffer some price erosion in a rising interest-rate environment, this was offset by their inherent yield advantages over high-grade securities. High- yield corporate bonds in other developed nations performed in line with the domestic high-yield market, but returns realized by U.S. investors were heavily influenced by movements in currency. Bonds denominated in the euro and other currencies that appreciated against the U.S. dollar performed well, while bonds denominated in the Japanese yen and other currencies that depreciated versus the dollar performed more weakly. Emerging debt, especially sovereign government bonds, tended to underperform the domestic high-yield market, as the market recognized that their yield spreads - or advantages - offered little compensation for the risks.

Q. What were your principal strategies, and how did they influence results?

A. We emphasized domestic high-yield bonds and de-emphasized emerging market debt during the period - two decisions that helped support relative results. With our emerging market exposure, we placed greater emphasis on corporate bonds than on sovereign government debt. That also aided performance.

   In addition, we maintained a shorter-than-benchmark duration (a measure of a bond's price sensitivity to changes in interest rates) during most of the period - to help protect the Portfolio's net asset value should interest rates rise. That also helped performance, especially in February and March when a brief decline created


A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   buying opportunities for us. However, our de-emphasis of euro-denominated investments held back results somewhat as the euro gained in relative value against the U.S. dollar. The impact of that gain was partially mitigated by our positions in bonds denominated in the currencies of Norway and Sweden - both of which performed well.

   Overall, 62.4% of Portfolio assets were invested in U.S. high-yield bonds at the end of the period on June 30, while 27.6% were invested in emerging market debt and 7.5% were invested in high-yield bonds from foreign, developed nations. The Portfolio had no direct exposure to any securities backed by subprime mortgages.

   At June 30, 2007, the Portfolio's average credit quality was B-, and average effective duration was 3.98 years.

Q. What were some of the investments that most influenced performance?

A. The single greatest contributor to results was our position in securities of FMG. The Australian mining and development company has launched a major iron ore and shipping project that has excellent prospects in helping meet growing demand from fast-growing emerging markets, especially China. Also helping performance were securities issued by True Move, a telecommunication services provider in Thailand. It benefited from several regulatory victories won by the telecom industry in Thailand that should lead to lower corporate taxes. The Portfolio's results also were boosted as prices of several bond holdings rose on the news that their issuing companies were the subjects of takeover proposals. Those included Nutro, a dog food manufacturer; Intelsat, a U.S.-based global provider of satellite communication services; Stratos Global, a Canadian company in the same industry; Eschelon, which provides telecom services to large institutions; Trustreet, a real estate investment trust specializing in restaurant properties; and ATF, a banking corporation based in Kazakhstan. In addition, bonds issued by Mirant Jamaica, a Jamaican power company, gained in value when the company's owner announced it would be selling its foreign subsidiaries.

   We did have some disappointments, however. The bonds of Bulgarian Steel declined when the potential positive effects of a restructuring failed to proceed as quickly as investors had anticipated. In addition, bonds of two Kazak banks, BTA and Kaz Alliance, fell in value when the corporations issued new debt.

Q. What is your investment outlook?

A. We believe the overall economy is fundamentally strong, and we expect solid growth in the U.S. and even more robust growth in foreign economies. In addition, the rise in market interest rates in June may have created some opportunities to invest in longer-maturity securities. Corporate earnings growth remains good and default rates of high-yield bonds remain low, a favorable situation.

   One factor that could adversely affect the high-yield sector is the possibility that major central banks could continue to raise short-term interest rates. The U.S. Federal Reserve Board and the other central banks are watching closely for any signs of rising inflationary pressures. High-yield bonds could be hurt if the central banks were to become more concerned about rising inflation and raise short-term interest rates. However, we think a more likely scenario is for inflation to remain in a narrow range against a backdrop of moderate economic growth, reducing the potential for monetary tightening. We also expect short-term volatility in the markets to persist, which should create some opportunities to invest in securities issued by fundamentally sound companies at attractive prices.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

Principal
   Amount
  USD ($)                                                                        Value
             CONVERTIBLE CORPORATE BONDS - 0.8%
             Pharmaceuticals & Biotechnology - 0.2%
             Pharmaceuticals - 0.2%
   30,000    Pharm Resources, 2.875%, 9/30/10                              $    27,900
                                                                           -----------
             Total Pharmaceuticals & Biotechnology                         $    27,900
                                                                           -----------
             Real Estate - 0.4%
             Retail Real Estate Investment Trust - 0.4%
   75,000    General Growth Properties, 3.98%, 4/15/27 (144A)              $    69,281
                                                                           -----------
             Total Real Estate                                             $    69,281
                                                                           -----------
             Software & Services - 0.2%
             Systems Software - 0.2%
   30,000    Macrovision Corp., 2.625%, 8/15/11 (144A)                     $    37,350
                                                                           -----------
             Total Software & Services                                     $    37,350
                                                                           -----------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost $129,694)                                               $   134,531
                                                                           -----------
             ASSET BACKED SECURITIES - 3.5%
             Transportation - 0.2%
             Airlines - 0.2%
   11,704    American Airlines, Inc., 7.379%, 5/23/16                      $    10,943
   21,521    Continental Airlines, Inc., 8.499%, 5/1/11                         21,844
                                                                           -----------
                                                                           $    32,787
                                                                           -----------
             Total Transportation                                          $    32,787
                                                                           -----------
             Consumer Services - 0.3%
             Restaurants - 0.3%
   50,000    Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)       $    50,499
                                                                           -----------
             Total Consumer Services                                       $    50,499
                                                                           -----------
             Retailing - 0.4%
             Distributors - 0.4%
   60,000    Intcomex, Inc., 11.75%, 1/15/11                               $    61,800
                                                                           -----------
             Total Retailing                                               $    61,800
                                                                           -----------
             Banks - 1.2%
             Thrifts & Mortgage Finance - 1.2%
  200,000    Taganka Car Loan Finance Plc, 8.62%, 11/14/13 (144A) (b)      $   200,000
                                                                           -----------
             Total Banks                                                   $   200,000
                                                                           -----------
             Technology Hardware & Equipment - 0.5%
             Electronic Manufacturing Services - 0.5%
   90,000    CIA Transporte Energia, 8.875%, 12/15/16 (144A)               $    90,225
                                                                           -----------
             Total Technology Hardware & Equipment                         $    90,225
                                                                           -----------
             Utilities - 0.9%
             Electric Utilities - 0.9%
  100,614    Ormat Funding Corp., 8.25%, 12/30/20                          $   102,626
   42,838    Tenaska Alabama, 7.0%, 6/30/21 (144A)                              43,833
                                                                           -----------
                                                                           $   146,459
                                                                           -----------
             Total Utilities                                               $   146,459
                                                                           -----------
             TOTAL ASSET BACKED SECURITIES
             (Cost $577,026)                                               $   581,770
                                                                           -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                      Value
                      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
                      Banks - 1.2%
                      Thrifts & Mortgage Finance - 1.2%
      100,000         Global Tower Partners Acquisition, 7.87%, 5/15/37      $    98,182
       40,000         SBA CMBS Trust, 7.825%, 11/15/36                            39,557
       65,000         T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                  64,210
                                                                             -----------
                                                                             $   201,949
                                                                             -----------
                      Total Banks                                            $   201,949
                                                                             -----------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $205,534)                                        $   201,949
                                                                             -----------
                      CORPORATE BONDS - 88.7%
                      Energy - 9.6%
                      Coal & Consumable Fuels - 0.6%
      100,000         Massey Energy Co., 6.875%, 12/15/13                    $    91,625
                                                                             -----------
                      Oil & Gas Drilling - 1.1%
      100,000         DDI Holding AS, 9.3%, 1/19/12 (144A)                   $   105,250
      100,000         Norse Energy ASA, 6.5%, 7/14/11 (144A)                      80,750
                                                                             -----------
                                                                             $   186,000
                                                                             -----------
                      Oil & Gas Equipment & Services - 0.8%
       50,000         Bristow Group, Inc., 7.5%, 9/15/17 (144A)              $    50,125
NOK   500,000         Petromena AS, 9.75%, 5/24/12 (144A)                         89,417
                                                                             -----------
                                                                             $   139,542
                                                                             -----------
                      Oil & Gas Exploration & Production - 4.6%
      100,000         Biofuel Energy, 19.0%, 6/7/12                          $   100,000
       60,000         Forest Oil Corp., 7.25%, 6/15/19                            58,200
       35,000         Harvest Operations Corp., 7.875%, 10/15/11                  34,344
      105,000         Hilcorp Energy, 7.75%, 11/1/15 (144A)                      101,850
       60,000         Hilcorp Energy, 9.0%, 6/1/16 (144A)                         62,100
NOK 1,000,000         PA Resources AB, 8.75%, 3/10/10                            167,816
       50,000         Pogo Producing Co., 6.875%, 10/1/17                         49,625
      110,000         Quicksilver Resources, Inc., 7.125%, 4/1/16                106,150
       25,000         Stone Energy Corp., 6.75%, 12/15/14                         23,000
       50,000         Verasun Energy Corp., 9.875%, 12/15/12                      52,500
                                                                             -----------
                                                                             $   755,585
                                                                             -----------
                      Oil & Gas Refining & Marketing - 1.0%
      110,000         Aventine Renewable Energy, 10.0%, 4/1/17               $   107,800
       55,000         Verasun Energy Corp., 9.375%, 6/1/17 (144A)                 51,150
                                                                             -----------
                                                                             $   158,950
                                                                             -----------
                      Oil & Gas Storage & Transportation - 1.5%
       70,000         Copano Energy LLC, 8.125%, 3/1/16                      $    71,050
       60,000         Enterprise Products, 8.375%, 8/1/66 (b)                     64,035
       60,000         Teppco Partners LP, 7.0%, 6/1/67 (b)                        57,714
       55,000         Transport De Gas Del Sur, 7.875%, 5/14/17 (144A)            53,006
                                                                             -----------
                                                                             $   245,805
                                                                             -----------
                      Total Energy                                           $ 1,577,507
                                                                             -----------
                      Materials - 14.1%
                      Aluminum - 1.0%
      100,000         Aleris International, Inc., 9.0%, 12/15/14 (144A)      $   100,875
       61,000         Indalex Holding, 11.5%, 2/1/14                              63,440
                                                                             -----------
                                                                             $   164,315
                                                                             -----------


  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                     Value
                     Commodity Chemicals - 1.5%
      100,000        Georgia Gulf Corp., 9.5%, 10/15/14                     $    99,500
       99,000        Georgia Gulf Corp., 10.75%, 10/15/16 (a)                    98,505
       50,000        Tronox Worldwide/Finance, 9.5%, 12/1/12                     52,125
                                                                            -----------
                                                                            $   250,130
                                                                            -----------
                     Construction Materials - 0.5%
       20,000        Advanced Glass Yarn Corp., 11.0%, 11/15/14 (144A)      $    21,025
       70,000        U.S. Concrete, Inc., 8.375%, 4/1/14                         69,825
                                                                            -----------
                                                                            $    90,850
                                                                            -----------
                     Diversified Chemical - 3.3%
       50,000        Basell Finance Co., 8.1%, 3/15/27 (144A)               $    45,500
      100,000        Hexion Specialty Chemicals, 9.75%, 11/15/14                103,500
EURO  100,000        Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)           126,876
EURO   50,000        Nell AF Sarl, 8.375%, 8/15/15 (144A)                        67,837
       40,000        Nova Chemicals Corp., 8.48%, 11/15/13 (b)                   40,000
       75,000        Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)            78,375
       70,000        Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)            73,850
                                                                            -----------
                                                                            $   535,938
                                                                            -----------
                     Diversified Metals & Mining - 2.0%
       10,000        American Rock Salt Co., LLC, 9.5%, 3/15/14             $    10,113
      120,000        FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)              142,800
       25,000        Freeport-McMoran Copper & Gold, 8.375%, 4/1/17              26,688
EURO   65,000        New World Resources BV, 7.375%, 5/15/15 (144A)              88,276
       65,000        Noranda Aluminum, Inc., 9.36%, 5/15/15 (144A) (b)           62,725
                                                                            -----------
                                                                            $   330,602
                                                                            -----------
                     Forest Products - 0.3%
       30,000        Ainsworth Lumber, 6.75%, 3/15/14                       $    22,200
       30,000        Mandra Forestry, 12.0%, 5/15/13 (144A)                      30,300
                                                                            -----------
                                                                            $    52,500
                                                                            -----------
                     Metal & Glass Containers - 1.1%
EURO   50,000        Consol Glass, Ltd., 7.625%, 4/15/14 (144A)             $    67,684
EURO   75,000        Impress Metal Pack Holding, 9.25%, 9/15/14 (144A)          107,845
                                                                            -----------
                                                                            $   175,529
                                                                            -----------
                     Paper Packaging - 1.8%
      100,000        AEP Industries, Inc., 7.875%, 3/15/13                  $   100,000
      100,000        Graphic Packaging Co., 9.5%, 8/15/13                       103,874
      100,000        Pioneer Natural Resources, 10.0%, 6/1/13                    99,250
                                                                            -----------
                                                                            $   303,124
                                                                            -----------
                     Paper Products - 1.3%
      110,000        Exopac Holding Corp., 11.25%, 2/1/14                   $   116,050
       90,000        P.H. Glatfelter, 7.125%, 5/1/16                             90,675
                                                                            -----------
                                                                            $   206,725
                                                                            -----------
                     Specialty Chemicals - 1.3%
      100,000        Chemtura Corp., 6.875%, 6/1/16                         $    94,500
      120,000        Macermid, Inc., 9.5%, 4/15/17                              120,600
                                                                            -----------
                                                                            $   215,100
                                                                            -----------
                     Total Materials                                        $ 2,324,813
                                                                            -----------


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                      Value
                    Capital Goods - 8.4%
                    Building Products - 0.6%
      100,000       Builders Firstsource, Inc., 9.61%, 2/15/12 (b)           $   101,250
                                                                             -----------
                    Construction & Engineering - 1.9%
       50,000       Desarrolladora Homex SA, 7.5%, 9/28/15                   $    51,750
      105,000       Desarrollos Metropolitan, 10.875%, 5/9/17 (144A)             105,000
       60,000       Dycom Industries, 8.125%, 10/15/15                            62,400
NOK   500,000       Sevan Drilling, 8.87%, 12/7/12 (b)                            88,146
                                                                             -----------
                                                                             $   307,296
                                                                             -----------
                    Construction, Farm Machinery & Heavy Trucks - 2.7%
      120,000       Accuride Corp., 8.5%, 2/1/15                             $   118,500
       75,000       Greenbrier Co., Inc., 8.375%, 5/15/15                         75,563
      135,000       Stanadyne Corp., 10.0%, 8/15/14                              142,763
      105,000       Titan Wheel International, Inc., 8.0%, 1/15/12               107,888
                                                                             -----------
                                                                             $   444,714
                                                                             -----------
                    Electrical Component & Equipment - 1.2%
       60,000       Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)          $    62,760
       35,000       NXP Funding, LLC, 7.875%, 10/15/14                            34,474
      125,000       Power Contract Financing LLC, 0.0%, 2/5/10 (144A)            103,750
                                                                             -----------
                                                                             $   200,984
                                                                             -----------
                    Heavy Electrical Equipment - 0.9%
       60,000       Altra Industrial Motion, 9.0%, 12/1/11                   $    62,100
       85,000       Altra Industrial Motion, 9.0%, 12/1/11 (144A)                 87,975
                                                                             -----------
                                                                             $   150,075
                                                                             -----------
                    Industrial Conglomerates - 0.5%
       75,000       Industrias Unidas, 11.5%, 11/15/16 (144A)                $    78,938
                                                                             -----------
                    Trading Companies & Distributors - 0.6%
       25,000       Glencore Funding LLC, 6.0%, 4/15/14 (144A)               $    24,536
       75,000       Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)               78,375
                                                                             -----------
                                                                             $   102,911
                                                                             -----------
                    Total Capital Goods                                      $ 1,386,168
                                                                             -----------
                    Commercial Services & Supplies - 2.9%
                    Diversified Commercial Services - 1.9%
      200,000       NCO Group, Inc., 11.875%, 11/15/14 (144A)                $   206,500
       70,000       NCO Group, Inc., 10.23%, 11/15/13 (144A) (b)                  70,175
       30,000       Park-Ohio Industries, Inc., 8.375%, 11/15/14                  28,875
                                                                             -----------
                                                                             $   305,550
                                                                             -----------
                    Environmental & Facilities Services - 0.5%
       13,000       Clean Harbors, Inc., 11.25%, 7/15/12 (144A)              $    14,356
       65,000       Hydrochem Industrial Service, 9.25%, 2/15/13 (144A)           66,950
                                                                             -----------
                                                                             $    81,306
                                                                             -----------
                    Office Services & Supplies - 0.5%
       75,000       Nutro Products, Inc., 10.75%, 4/15/14 (144A)             $    87,153
                                                                             -----------
                    Total Commercial Services & Supplies                     $   474,009
                                                                             -----------
                    Transportation - 3.8%
                    Airlines - 0.6%
      100,000       Gol Finance, 8.75%, 4/29/49 (144A)                       $   100,250
                                                                             -----------
                    Airport Services - 1.0%
      150,000       K&F Acquisition, Inc., 7.75%, 11/15/14                   $   159,000
                                                                             -----------


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                             Value
                    Marine - 0.6%
      105,000       Stena AB, 7.0%, 12/1/16                                         $   105,000
                                                                                    -----------
                    Marine Ports & Services - 0.8%
      125,000       Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                     $   128,750
                                                                                    -----------
                    Railroads - 0.8%
       40,000       Kansas City Southern Mex, 7.375%, 6/1/14 (144A)                 $    39,700
       40,000       Kansas City Southern Mex, 7.625%, 12/1/13 (144A)                     39,900
       45,000       TFM SA De CV, 9.375%, 5/1/12                                         48,150
                                                                                    -----------
                                                                                    $   127,750
                                                                                    -----------
                    Total Transportation                                            $   620,750
                                                                                    -----------
                    Automobiles & Components - 1.4%
                    Auto Parts & Equipment - 1.1%
      130,000       Baldor Electric, 8.625%, 2/15/17                                $   137,475
       45,000       Cooper Standard Auto, 8.375%, 12/15/14 (a)                           41,963
                                                                                    -----------
                                                                                    $   179,438
                                                                                    -----------
                    Automobile Manufacturers - 0.3%
       25,000       Ford Motor Credit Corp., 7.375%, 10/28/09                       $    24,816
EURO   25,000       General Motors Corp., 7.25%, 7/3/13                                  32,853
                                                                                    -----------
                                                                                    $    57,669
                                                                                    -----------
                    Total Automobiles & Components                                  $   237,107
                                                                                    -----------
                    Consumer Durables & Apparel - 1.0%
                    Footwear - 0.4%
EURO   50,000       EDCON Consolidated Stores, Ltd., 9.65%, 6/15/15 (144A) (b)      $    66,652
                                                                                    -----------
                    Homebuilding - 0.6%
       40,000       Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)                  $    41,900
       15,000       WCI Communities, Inc., 7.875%, 10/1/13                               14,400
       50,000       William Lyon Homes, 7.5%, 2/15/14 (a)                                42,000
                                                                                    -----------
                                                                                    $    98,300
                                                                                    -----------
                    Total Consumer Durables & Apparel                               $   164,952
                                                                                    -----------
                    Consumer Services - 2.7%
                    Casinos & Gaming - 2.7%
       65,000       Little Traverse Bay Odawa Inn, 10.25%, 2/15/14 (144A)           $    66,950
EURO   50,000       Lottomatica S.p.A., 8.25%, 3/31/66 (144A) (b)                        72,553
       70,000       San Pasqual Casino, 8.0%, 9/15/13 (144A)                             70,700
       75,000       Station Casinos, Inc., 6.625%, 3/15/18                               64,500
      170,000       Tropicana Finance Corp., 9.625%, 12/15/14 (144A)                    163,625
                                                                                    -----------
                                                                                    $   438,328
                                                                                    -----------
                    Total Consumer Services                                         $   438,328
                                                                                    -----------
                    Media - 1.8%
                    Broadcasting & Cable TV - 1.1%
       40,000       CCH I LLC, 11.0%, 10/1/15                                       $    41,750
       50,000       CCH II LLC, 10.25%, 9/15/10                                          52,188
       75,000       Kabel Deutschland GMBH, 10.625%, 7/1/14                              82,125
                                                                                    -----------
                                                                                    $   176,063
                                                                                    -----------
                    Movies & Entertainment - 0.5%
       85,000       Corp Interamer De Entret, 8.875%, 6/14/15 (144A)                $    88,825
                                                                                    -----------
                    Publishing - 0.2%
       22,138       AAC Group Holding Corp., 12.75%, 10/1/12                        $    24,296
                                                                                    -----------
                    Total Media                                                     $   289,184
                                                                                    -----------


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                     Value
                    Food, Beverage & Tobacco - 0.6%
                    Distillers & Vintners - 0.4%
EURO    3,554       Belvedere, 0.0%, 4/11/14                                $     4,570
EURO   46,200       Belvedere, 7.692%, 4/11/14                                   59,054
                                                                            -----------
                                                                            $    63,624
                                                                            -----------
                    Packaged Foods & Meats - 0.2%
       30,000       Bertin, Ltd., 10.25%, 10/5/16 (144A)                    $    32,850
                                                                            -----------
                    Total Food, Beverage & Tobacco                          $    96,474
                                                                            -----------
                    Health Care Equipment & Services - 4.9%
                    Health Care Equipment - 0.3%
       50,000       Accellent, Inc., 10.5%, 12/1/13                         $    49,625
                                                                            -----------
                    Health Care Facilities - 1.9%
       75,000       Hanger Orthopedic Group, 10.25%, 6/1/14                 $    80,625
       50,000       HCA, Inc., 9.625%, 11/15/16                                  53,750
       70,000       Psychiatric Solutions, 7.75%, 7/15/15                        69,213
      100,000       Sun Healthcare Group, Inc., 9.125%, 4/15/15 (144A)          104,000
                                                                            -----------
                                                                            $   307,588
                                                                            -----------
                    Health Care Services - 1.0%
      100,000       AMR Holdco/Emcar Holdco, 10.0%, 2/15/15                 $   108,000
       50,000       Universal Hospital, 8.5%, 6/1/15 (144A)                      49,500
                                                                            -----------
                                                                            $   157,500
                                                                            -----------
                    Health Care Supplies - 1.1%
      100,000       Cooper Companies, Inc., 7.125%, 2/15/15 (144A)          $    99,000
       20,000       Medical Services Co., 12.86%, 10/15/11 (b)                   19,400
EURO   50,000       Pts Acquisition, 9.75%, 4/15/17 (144A)                       69,021
                                                                            -----------
                                                                            $   187,421
                                                                            -----------
                    Managed Health Care - 0.6%
       90,000       Multiplan, Inc., 10.375%, 4/15/16 (144A)                $    95,850
                                                                            -----------
                    Total Health Care Equipment & Services                  $   797,984
                                                                            -----------
                    Pharmaceuticals & Biotechnology - 1.4%
                    Biotechnology - 0.6%
      100,000       Angiotech Pharmaceutical, 7.75%, 4/1/14 (a)             $    94,250
                                                                            -----------
                    Pharmaceuticals - 0.8%
      132,000       Warner Chilcott Corp., 8.75%, 2/1/15                    $   135,630
                                                                            -----------
                    Total Pharmaceuticals & Biotechnology                   $   229,880
                                                                            -----------
                    Banks - 4.6%
                    Diversified Banks - 4.6%
      150,000       ALB Finance BV, 9.375%, 12/31/49                        $   143,445
       75,000       ATF Bank JSC, 9.25%, 4/12/12 (144A)                          79,863
      100,000       ATF Capital BV, 9.25%, 2/21/14 (144A)                       106,500
      100,000       Hipotecaria Su Casita SA, 8.5%, 10/4/16 (144A)              105,750
      150,000       Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                  153,209
      100,000       TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                    96,880
       80,000       Turanalem Finance BV, 8.5%, 2/10/15 (144A)                   77,904
                                                                            -----------
                                                                            $   763,551
                                                                            -----------
                    Total Banks                                             $   763,551
                                                                            -----------


  The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                             Value
                    Diversified Financials - 8.0%
                    Consumer Finance - 0.6%
      100,000       Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)                  $   102,250
                                                                                    -----------
                    Diversified Financial Services - 2.2%
      100,000       Centercredit Internation, 8.625%, 1/30/14 (144A)                $    98,380
      205,000       Petroplus Finance, Ltd., 6.75%, 5/1/14 (144A)                       197,313
       65,000       Pna Intermed Holding Corp., 12.36%, 2/15/13 (b)                      65,650
                                                                                    -----------
                                                                                    $   361,343
                                                                                    -----------
                    Specialized Finance - 5.2%
      250,000       Alfa Div Payment Rights Finance, 7.36%, 3/29/12 (144A) (b)      $   251,164
      100,000       Blt Finance BV, 7.5%, 5/15/14 (144A)                                 96,500
      100,000       Buffalo Thunder Rev Authority, 9.375%, 12/15/14                     100,000
EURO   50,000       Ceva Group Plc, 10.0%, 12/1/16 (144A)                                65,807
      100,000       Chr Intermediate Holdings, 12.61%, 6/1/13 (144A)                     99,625
      100,000       Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)                             96,880
       35,000       Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                             34,125
      100,000       Sally Holdings, 10.5%, 11/15/16 (144A)                              100,500
                                                                                    -----------
                                                                                    $   844,601
                                                                                    -----------
                    Total Diversified Financials                                    $ 1,308,194
                                                                                    -----------
                    Insurance - 2.6%
                    Insurance Brokers - 1.0%
      150,000       Actuant Corp., 10.25%, 6/15/15 (144A)                           $   144,375
       25,000       Usi Holdings Corp., 9.75%, 5/15/15 (144A)                            24,875
                                                                                    -----------
                                                                                    $   169,250
                                                                                    -----------
                    Life & Health Insurance - 0.8%
      135,000       Presidential Life Corp., 7.875%, 2/15/09                        $   135,000
                                                                                    -----------
                    Multi-Line Insurance - 0.7%
      100,000       Sul America Partecipacoe, 8.625%, 2/15/12 (144A)                $   103,000
                                                                                    -----------
                    Reinsurance - 0.1%
       20,000       Platinum Underwriters Holding, 7.5%, 6/1/17                     $    20,589
                                                                                    -----------
                    Total Insurance                                                 $   427,839
                                                                                    -----------
                    Real Estate - 2.8%
                    Real Estate Management & Development - 1.9%
       70,000       Alto Palermo SA, 7.875%, 5/11/17 (144A)                         $    66,500
       60,000       Alto Palermo SA, 0.0%, 6/11/12 (144A)                                59,400
      100,000       Greentown China Holdings, 9.0%, 11/8/13 (144A)                      101,874
       90,000       Inversiones Y Rep, 8.5%, 2/2/17 (144A)                               86,175
                                                                                    -----------
                                                                                    $   313,949
                                                                                    -----------
                    Real Estate Investment Trust - 0.9%
      140,000       Trustreet Properties, Inc., 7.5%, 4/1/15                        $   150,660
                                                                                    -----------
                    Total Real Estate                                               $   464,609
                                                                                    -----------
                    Software & Services - 0.7%
                    IT Consulting & Other Services - 0.7%
          120       Msx International, 12.5%, 4/1/12 (144A)                         $   121,800
                                                                                    -----------
                    Total Software & Services                                       $   121,800
                                                                                    -----------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal
       Amount
      USD ($)                                                                         Value
                    Technology Hardware & Equipment - 3.8%
                    Communications Equipment - 1.1%
      110,000       Huges Network System, 9.5%, 4/15/14                         $   114,950
       70,000       Mastec, Inc., 7.625%, 2/1/17                                     70,175
                                                                                -----------
                                                                                $   185,125
                                                                                -----------
                    Computer Hardware - 1.7%
      120,000       Activant Solutions, Inc., 9.5%, 5/1/16                      $   117,900
      150,000       Compucom Systems, Inc., 12.0%, 11/1/14 (144A)                   161,250
                                                                                -----------
                                                                                $   279,150
                                                                                -----------
                    Office Electronics - 0.3%
       35,000       Xerox Corp., 9.75%, 1/15/09                                 $    50,920
                                                                                -----------
                    Technology Distributors - 0.7%
      100,000       Da-Lite Screen Co., Inc., 9.5%, 5/15/11                     $   105,000
                                                                                -----------
                    Total Technology Hardware & Equipment                       $   620,195
                                                                                -----------
                    Semiconductors - 0.5%
                    Semiconductor Equipment - 0.2%
       25,000       Freescale Semiconductor, 8.875%, 12/15/14 (144A)            $    23,875
                                                                                -----------
                    Semiconductors - 0.3%
       55,000       Freescale Semiconductor, 9.24%, 12/14/14 (144A) (b)         $    53,075
                                                                                -----------
                    Total Semiconductors                                        $    76,950
                                                                                -----------
                    Telecommunication Services - 11.8%
                    Alternative Carriers - 4.4%
      720,000       Paetec Holdings, 9.5%, 7/15/15 (144A)                       $   731,736
                                                                                -----------
                    Integrated Telecommunication Services - 1.6%
       58,000       Eschelon Operating Co., 8.375%, 3/15/10                     $    56,043
      200,000       PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                     202,500
                                                                                -----------
                                                                                $   258,543
                                                                                -----------
                    Wireless Telecommunication Services - 5.8%
      130,000       Broadview Networks Holdings, 11.375%, 9/1/12 (144A)         $   137,800
EURO   15,000       Cell C Pty, Ltd., 8.625%, 7/1/12 (144A)                          19,285
      165,000       Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                          154,688
      120,000       Cleveland Unlimited, Inc., 13.61%, 12/15/10 (144A) (b)          131,400
       80,000       Cricket Communications I, 9.375%, 11/1/14                        82,600
      100,000       Digicel, Ltd., 9.25%, 9/1/12 (144A)                             105,375
      175,000       Intelsat Intermediate, 9.25%, 2/1/15 (STEP)                     143,938
       50,000       Mobile Telesystems Finance, 8.0%, 1/28/12                        51,440
      120,000       True Move Co., Ltd., 10.75%, 12/16/13 (144A)                    127,200
                                                                                -----------
                                                                                $   953,726
                                                                                -----------
                    Total Telecommunication Services                            $ 1,944,005
                                                                                -----------
                    Utilities - 1.3%
                    Electric Utilities - 0.4%
       60,000       Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)            $    66,000
                                                                                -----------
                    Gas Utilities - 0.9%
      145,000       Southern Union Co., 7.2%, 11/1/66                           $   145,191
                                                                                -----------
                    Total Utilities                                             $   211,191
                                                                                -----------
                    TOTAL CORPORATE BONDS
                    (Cost $14,344,151)                                          $14,575,490
                                                                                -----------

  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

      Principal
         Amount
        USD ($)                                                                                          Value
                    FOREIGN GOVERNMENT BONDS - 0.3%
ITL  35,000,000     Banco Nac De Desen Econo, 8.0%, 4/28/10                                        $    26,177
COP  40,000,000     Republic of Columbia, 11.75%, 3/1/10                                                21,463
                                                                                                   -----------
                                                                                                   $    47,640
                                                                                                   -----------
                    TOTAL FOREIGN GOVERNMENT BONDS
                    (Cost $41,919)                                                                 $    47,640
                                                                                                   -----------
                    SOVEREIGN ISSUE - 1.0%
BRL     250,000     Republic of Brazil, 12.5%, 1/5/22                                              $   166,572
                                                                                                   -----------
                    TOTAL SOVEREIGN ISSUE
                    (Cost $169,686)                                                                $   166,572
                                                                                                   -----------
                    MUNICIPAL BONDS - 0.4%
                    Muni Utilities - 0.4%
         50,000     San Antonio Texas Electric & Gas, 8.12%, 2/1/19 (144A) (b)                     $    62,400
                                                                                                   -----------
                    TOTAL MUNICIPAL BONDS
                    (Cost $65,216)                                                                 $    62,400
                                                                                                   -----------
                    SENIOR FLOATING RATE LOAN INTERESTS - 9.1%**
                    Automobiles & Components - 1.5%
                    Auto Parts & Equipment - 1.5%
        250,000     Lear Corp., U.S. Term Loan, 2.75%, 7/2/14                                      $   248,038
                                                                                                   -----------
                    Total Automobiles & Components                                                 $   248,038
                                                                                                   -----------
                    Consumer Durables & Apparel - 1.5%
                    Homebuilding - 1.5%
        250,000     Landsource Communities Development, Second Lien Term Loan, 9.86%, 2/27/14      $   252,188
                                                                                                   -----------
                    Total Consumer Durables & Apparel                                              $   252,188
                                                                                                   -----------
                    Diversified Financials - 3.1%
                    Diversified Financial Services - 3.1%
        500,000     J.G.Wentworth, LLC, Second Lien Term Loan, 5.0%, 3/1/14                        $   502,500
                                                                                                   -----------
                    Total Diversified Financials                                                   $   502,500
                                                                                                   -----------
                    Technology Hardware & Equipment - 1.5%
                    Electronic Equipment & Instruments - 1.5%
        250,000     H3C Holdings, Ltd., Tranche B Term Loan, 8.37% 9/28/12                         $   250,625
                                                                                                   -----------
                    Total Technology Hardware & Equipment                                          $   250,625
                                                                                                   -----------
                    Utilities - 1.5%
                    Independent Power Producer & Energy Traders - 1.5%
         56,639     NRG Energy, Inc., Credit Linked Loan, 1.75%, 2/1/13                            $    56,482
        136,772     NRG Energy, Inc., Term Loan, 1.75%, 2/1/13                                         136,394
         45,962     NRG Holdings, Inc., HoldCo Delayed Draw Loan, 2.5%, 6/8/14                          45,675
                                                                                                   -----------
                                                                                                   $   238,551
                                                                                                   -----------
                    Total Utilities                                                                $   238,551
                                                                                                   -----------
                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                    (Cost $1,491,542)                                                              $ 1,491,902
                                                                                                   -----------


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Shares                                                            Value
                    PREFERRED STOCKS - 0.9%
                    Insurance - 0.9%
                    Life & Health Insurance - 0.9%
          6,000     Delphi Financial Group, 7.376% 5/15/37*         $    147,750
                                                                    ------------
                    Total Insurance                                 $    147,750
                                                                    ------------
                    TOTAL PREFERRED STOCKS
                    (Cost $149,754)                                 $    147,750
                                                                    ------------
                    RIGHTS/WARRANTS - 0.1%
                    Energy - 0.1%
                    Oil & Gas Drilling - 0.1%
NOK     100,000     Norse Energy Corp.*                             $     21,189
                                                                    ------------
                    Total Energy                                    $     21,189
                                                                    ------------
                    Materials - 0.0%
                    Forest Products - 0.0%
              5     Mandra Forestry-CW13, Exp. 5/15/13*             $         --
                                                                    ------------
                    Total Materials                                 $         --
                                                                    ------------
                    TOTAL RIGHTS/WARRANTS
                    (Cost $10,476)                                  $     21,189
                                                                    ------------
                    TEMPORARY CASH INVESTMENT - 1.7%
                    Security Lending Collateral - 1.7%
        284,897     Securities Lending Investment Fund, 5.28%       $    284,897
                                                                    ------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $284,897)                                 $    284,897
                                                                    ------------
                    TOTAL INVESTMENT IN SECURITIES - 107.7%
                    (Cost $17,469,895) (c)                          $ 17,716,090
                                                                    ------------
                    OTHER ASSETS AND LIABILITIES - (7.7)%           $ (1,265,532)
                                                                    ------------
                    TOTAL NET ASSETS - 100.0%                       $ 16,450,558
                                                                    ============


  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Notional    Swap Counterparty/                                       Unrealized
 Principal   Referenced Obligation                                          Loss
             CREDIT DEFAULT SWAP AGREEMENTS
             PROTECTION BOUGHT
$ 25,000     JP Morgan Chase & Co.
             Freeport-McMoran Copper & Gold
             Protection Premium Rate 0.77%, terminating 6/20/11       $      (99)
                                                                      ----------
             Total Credit Default Swap Agreements                     $      (99)
                                                                      ==========

*        Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $8,926,741 or 54.3% of total net assets.
STEP Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(a)      At June 30, 2007, the following securities were out on loan:


         Principal
            Amount    Security                                            Value
           $99,000    Angiotech Pharmaceutical, 7.75%, 4/1/14           $ 93,308
            44,550    Cooper Standard Auto, 8.375%, 12/15/14              41,543
            98,010    Georgia Gulf Corp., 10.75%, 10/15/16                97,520
            49,500    William Lyon Homes, 7.5%, 2/15/14                   41,580
                                                                        --------
                      Total                                             $273,951
                                                                        ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(c) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

         United States                                                      67.3%
         Netherlands                                                         3.8
         Brazil                                                              3.5
         Mexico                                                              3.5
         Norway                                                              2.8
         South Africa                                                        1.8
         Sweden                                                              1.6
         Argentina                                                           1.5
         People's Republic of China                                          1.4
         Russia                                                              1.2
         Luxembourg                                                          1.2
         United Kingdom                                                      1.1
         Canada                                                              1.1
         Caymen Islands                                                      1.1
         Switzerland                                                         1.1
         Other (individually less than 1%)                                   6.0
                                                                           -----
                                                                           100.0%
                                                                           =====

NOTE:    Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
BRL      Brazilian Real
COP      Columbian Peso
EURO     Euro
ITL      Italian Lira
NOK      Norwegian Krone


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                  Ended            Year       3/18/05 (a)
                                                                                 6/30/07          Ended           to
Class II                                                                       (unaudited)       12/31/06      12/31/05
Net asset value, beginning of period                                             $ 10.38         $ 10.02         $10.00
                                                                                 -------         -------         ------
Increase from investment operations:
 Net investment income                                                           $  0.38         $  0.77         $ 0.51
 Net realized and unrealized gain on investments, credit default swaps and
  foreign currency transactions                                                     0.13            0.39           0.01
                                                                                 -------         -------         ------
    Net increase from investment operations                                      $  0.51         $  1.16         $ 0.52
Distributions to shareowners:
 Net investment income                                                             (0.39)          (0.75)         (0.50)
 Net realized gain                                                                 (0.01)          (0.05)            --
                                                                                 -------         -------         ------
Net increase in net asset value                                                  $  0.11         $  0.36         $ 0.02
                                                                                 -------         -------         ------
Net asset value, end of period                                                   $ 10.49         $ 10.38         $10.02
                                                                                 =======         =======         ======
Total return*                                                                       4.93%          12.00%          5.34%(b)
Ratio of net expenses to average net assets                                         1.00%**         1.00%          0.99%**
Ratio of net investment income to average net assets                                7.26%**         7.56%          6.72%**
Portfolio turnover rate                                                              100%**           32%            26%(b)
Net assets, end of period (in thousands)                                         $16,451         $11,646         $3,632
Ratios with no waiver of management fees and assumption of expenses by PIM:
  Net expenses                                                                      1.40%**         2.22%          5.65%**
  Net investment income                                                             6.86%**         6.34%          2.06%**

(a) The Portfolio commenced operations on March 18, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $273,951) (cost $17,469,895)          $17,716,090
 Foreign currencies, at value (cost $379,167)                                                                 383,153
 Receivables --
 Investment securities sold                                                                                   288,115
 Fund shares sold                                                                                              25,956
 Dividends, interest and foreign taxes withheld                                                               313,833
 Due from Pioneer Investment Management, Inc.                                                                     157
 Other                                                                                                            100
                                                                                                          -----------
  Total assets                                                                                            $18,727,404
                                                                                                          -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                                          $ 1,595,841
 Fund shares repurchased                                                                                      137,837
 Dividends                                                                                                      4,196
 Upon return of securities loaned                                                                             284,897
 Credit default swap agreements                                                                                    99
 Due to bank                                                                                                  218,188
 Due to affiliates                                                                                                788
 Accrued expenses                                                                                              35,000
                                                                                                          -----------
  Total liabilities                                                                                       $ 2,276,846
                                                                                                          -----------
NET ASSETS:
 Paid-in capital                                                                                          $16,011,297
 Distributions in excess of net investment income                                                              (9,403)
 Accumulated net realized gain on investments                                                                 198,047
 Net unrealized gain (loss) on:
 Investments                                                                                                  246,195
 Credit default swaps                                                                                             (99)
 Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies          4,521
                                                                                                          -----------
  Total net assets                                                                                        $16,450,558
                                                                                                          -----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                               $16,450,558
Shares outstanding                                                                                          1,568,227
                                                                                                          -----------
 Net asset value per share                                                                                $     10.49


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                 Six Months
                                                                                                                   Ended
                                                                                                                  6/30/07
INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $357)                                                                $ 680,896
 Income on securities loaned, net                                                                                      862
                                                                                                                 ---------
  Total investment income                                                                                        $ 681,758
                                                                                                                 ---------
EXPENSES:
 Management fees                                                                                                 $  53,619
 Transfer agent fees and expenses                                                                                      740
 Distribution fees (Class II)                                                                                       20,623
 Administrative reimbursements                                                                                       1,856
 Custodian fees                                                                                                      9,377
 Professional fees                                                                                                  19,624
 Printing expense                                                                                                    3,082
 Fees and expenses of nonaffiliated trustees                                                                         3,344
 Miscellaneous                                                                                                       3,211
                                                                                                                 ---------
  Total expenses                                                                                                 $ 115,476
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.                          (32,983)
                                                                                                                 ---------
  Net expenses                                                                                                   $  82,493
                                                                                                                 ---------
   Net investment income                                                                                         $ 599,265
                                                                                                                 ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT SWAPS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                                                     $ 192,142
 Forward foreign currency contracts and other assets and liabilities denominated in                                  6,042
  foreign currencies                                                                                             ---------
                                                                                                                 $ 198,184
                                                                                                                 ---------
 Change in net unrealized gain or (loss) from:
 Investments                                                                                                     $ (39,941)
 Credit default swaps                                                                                                  (99)
 Forward foreign currency contracts and other assets and liabilities denominated in                                  1,540
  foreign currencies                                                                                             ---------
                                                                                                                 $ (38,500)
                                                                                                                 ---------
 Net gain on investments, credit default swaps and foreign currency transactions                                 $ 159,684
                                                                                                                 ---------
 Net increase in net assets resulting from operations                                                            $ 758,949
                                                                                                                 =========

  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                 Ended
                                                                                                6/30/07          Year Ended
                                                                                              (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                                         $    599,265      $    524,939
Net realized gain on investments, credit default swaps, and foreign currency transactions          198,184            60,328
Change in net unrealized gain (loss) on investments, credit default swaps and foreign
 currency transactions                                                                             (38,500)          266,975
                                                                                              ------------      ------------
  Net increase in net assets resulting from operations                                        $    758,949      $    852,242
                                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class II ($0.39 and $0.75 per share, respectively)                                           $   (607,015)     $   (513,188)
Net realized gain
 Class II ($0.01 and $0.05 per share, respectively)                                                (17,843)          (48,176)
                                                                                              ------------      ------------
  Total distributions to shareowners                                                          $   (624,858)     $   (561,364)
                                                                                              ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $ 12,791,077      $  9,263,320
Reinvestment of distributions                                                                      597,079           505,445
Cost of shares repurchased                                                                      (8,717,701)       (2,045,224)
                                                                                              ------------      ------------
  Net increase in net assets resulting from Fund share transactions                           $  4,670,455      $  7,723,541
                                                                                              ------------      ------------
  Net increase in net assets                                                                  $  4,804,546      $  8,014,419
NET ASSETS:
Beginning of period                                                                             11,646,012         3,631,593
                                                                                              ------------      ------------
End of period                                                                                 $ 16,450,558      $ 11,646,012
                                                                                              ============      ============
Distributions in excess of net investment income, end of period                               $     (9,403)     $     (1,653)
                                                                                              ============      ============


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Global High Yield VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)(Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek to maximize total return through a combination of income and capital appreciation.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE)

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Temporary cash investments are valued at cost which approximates market value.

   Discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                          2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                        $557,472
 Long-Term Capital Gain                                                    3,892
                                                                        --------
                                                                        $561,364
 Return of Capital                                                            --
                                                                        --------
  Total Distributions                                                   $561,364
                                                                        ========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                          $  9,696
 Undistributed long-term gain                                              8,010
 Unrealized appreciation                                                 287,464
                                                                        --------
  Total                                                                 $305,170
                                                                        ========
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market of foreign currency contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Credit Default Swap Agreements
   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

   When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

   Credit default swap contracts outstanding at period end are listed at the end of the Portfolio's schedule of investments.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007.

   Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and 0.60% on assets over $500 million.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $449 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $113 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $226 payable to PFD at June 30, 2007.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                          Net
                                                       Gross            Gross        Appreciation/
                                    Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
 Global High Yield Portfolio      $17,469,895        $391,336        $ (145,141)        $246,195
                                  ===========        ========        ==========         ========
---------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $14,173,549 and $7,803,742, respectively.

7. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

-------------------------------------------------------------------------------------------------
                                  '07 Shares       '07 Amount
   Global High Yield Portfolio    (unaudited)      (unaudited)      '06 Shares      '06 Amount
-------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                       1,216,337       $12,791,077        909,874       $9,263,320
 Reinvestment of distributions       56,610           597,079          49,419          505,445
 Shares repurchased                (826,199)       (8,717,701)       (200,182)      (2,045,224)
                                   --------------------------------------------------------------
   Net increase                     446,748        $4,670,455         759,111       $7,723,541
                                   ==============================================================
-------------------------------------------------------------------------------------------------

8. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                   19645-01-0807


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 14
  Trustees, Officers and Service Providers      18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks             81.4%
Temporary Cash Investment      17.2%
Exchange Traded Fund            1.4%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology         23.6%
Industrials                    19.8%
Health Care                    18.6%
Consumer Discretionary         16.9%
Energy                          7.0%
Financials                      6.5%
Materials                       4.0%
Consumer Staples                2.4%
Telecommunication Services      1.2%

Five Largest Holdings
(As a percentage of equity holdings)

1. Crane Co.                   1.46%
2. Thomas & Betts Corp.        1.45
3. J2 Global
   Communications, Inc.        1.29
4. Advanced Magnetics, Inc.    1.20
5. CommScope, Inc.             1.18

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/07       12/31/06
Class I                        $ 25.06       $ 26.79

                               Net
Distributions per Share        Investment    Short-Term       Long-Term
(1/1/07 - 6/30/07)             Income        Capital Gains    Capital Gains
Class I                        $  -          $  -             $  3.7463

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]


                           Pioneer Growth
                          Opportunities VCT     Russell 2000
                          Portfolio, Class I    Growth Index
6/97                           $10,000             $10,000
                               $14,571             $11,319
6/99                           $11,989             $12,258
                               $13,523             $15,739
6/01                           $15,398             $12,065
                               $12,278              $9,048
6/03                           $10,810              $9,111
                               $14,470             $11,985
6/05                           $16,130             $12,499
                               $17,195             $14,321
6/07                           $19,642             $16,731

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10 Years                        6.98%
5 Years                         9.85%
1 Year                         14.23%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                                               I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                                     $ 1,000.00
Ending Account Value on 6/30/07                                       $ 1,073.60
Expenses Paid During Period*                                          $     4.11

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                                               I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                                     $ 1,000.00
Ending Account Value on 6/30/07                                       $ 1,020.83
Expenses Paid During Period*                                          $     4.01

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

In the following interview, Diego Franzin and Peter Wiley, members of the Pioneer Growth Opportunities VCT Portfolio management team, discuss the Portfolio's performance during the six-month period ended June 30, 2007.

Q:   How did the Portfolio perform during the semiannual period?

A: The Class I shares of the Portfolio produced a total return of 7.36% during the six-month period ended June 30, 2007, compared to a return of 9.33% for its benchmark, the Russell 2000[RegTM] Growth Index (the Russell Index). The Portfolio also underperformed the 8.25% average return of the 124 portfolios in the Lipper variable products small-cap core category.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What elements of the Fund's positioning helped and hurt performance during the past six months?

A: Our approach is to focus on companies that we feel have strong growth potential, have the ability to sustain that growth, and that are trading at a discount in the market. We start with a quantitative screening process that narrows down the broad investment universe based on a variety of fundamental factors. That approach typically leads us to invest in the higher-quality companies within the Russell Index. During the first half of the year, however, lower-quality stocks continued to perform better than their fundamentals would suggest, and so our focus on higher-quality holdings hurt performance. But we remain confident that a focus on higher-quality companies will pay off over the long term.

     On the positive side, a notable boost to performance came from the Portfolio's industry weightings. Within the financials sector, for instance, we maintained an underweight in bank stocks due to an environment of sub-prime lending instability and a narrow margin between short- and long-term interest rates. Since banks underperformed during the period, our underweight positioning added value for the Portfolio. We foresee no change to this backdrop through the second half of the year, so we are maintaining this positioning. Also aiding performance was the Portfolio's overweight in the capital goods sector (within industrials). "Capital goods" companies are essentially those that make large, heavy machinery, an area that is seeing robust demand as China and other emerging markets rapidly build out their infrastructures.

Q:   What individual stocks helped and hurt Fund performance?

A: The leading positive contributor to performance was Webex, the video conferencing firm that was taken over at a premium by Cisco Systems in mid-March. The stock, which had been performing well prior to the buyout, added over one-half of a percent to the Portfolio's return. A takeover also boosted the value of the Portfolio's position in Florida Rock Industries, a construction materials company that was purchased by Vulcan Materials in the first quarter. Another beneficiary of corporate activity was Biosite, a major producer of women's health care products. The company merged with its primary competitor, Inverness Medical Innovations, creating what is now the largest firm in that space. Believing the combined firm would have outstanding competitive advantages, investors applauded the move. Two other stocks made positive contributions without the benefit of buyout activity - Avnet and

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Commscope. Both companies sell cable and other products used in the rapidly expanding communications infrastructure.

     Among the leading detractors from performance were two airline stocks - Continental Airlines and Alaska Air - that were hurt by rising fuel costs and a lack of pricing power. Both have been sold from the Portfolio. Also weighing on performance was Sonic Solutions - a digital media software company whose stock has been pressured by a variety of factors, including questionable practices regarding stock options, a failure to provide timely financial reports, and rising competition. The stock is no longer held in the Portfolio.

Q:   Do you have any closing thoughts for investors?

A: Growth stocks staged a mild recovery versus value stocks during the first half of the year, but the performance gap between the two asset classes remains at very high levels on a longer-term basis. As of June 30, 2007, the three-year average annualized return of the Russell 2000[RegTM] Growth Index stood at 11.76%, while the Russell 2000[RegTM] Value Index returned 15.93% for the same period. The result, in our view, is that there is still substantial room for "mean reversion" to accelerate and help close the performance disparity between growth and value. ("Mean reversion" is the theory that prices and returns will eventually move back towards the mean or average. The mean or average can be the historical average of the price or return or another relevant average, such as the growth in the economy or the average return of an industry or sector.) That view is underpinned by the fact that we continue to find attractive investments in the growth asset class, despite the strong performance of the broader market in recent years.

     Our focus on individual stock selection and continued use of our disciplined investment process should enable the Portfolio to take advantage of the wealth of opportunities that we believe exist among growth stocks.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                         Value
               COMMON STOCKS - 97.2%
               Energy - 7.0%
               Oil & Gas Drilling - 2.3%
    132,300    Grey Wolf, Inc.*                               $ 1,090,152
    177,400    Parker Drilling Co.*                             1,869,796
     81,300    Pride International, Inc.*                       3,045,498
                                                              -----------
                                                              $ 6,005,446
                                                              -----------
               Oil & Gas Equipment & Services - 2.8%
     49,000    Dresser-Rand Group, Inc.*                      $ 1,935,500
     72,600    Hornbeck Offshore Services*(a)                   2,813,976
     30,800    Superior Energy Services, Inc.*                  1,229,536
     22,500    W-H Energy Services, Inc.*                       1,392,975
                                                              -----------
                                                              $ 7,371,987
                                                              -----------
               Oil & Gas Exploration & Production - 1.5%
     28,700    Helix Energy Solutions Group*                  $ 1,145,417
     33,800    Newfield Exploration Co.*                        1,539,590
     31,300    Range Resources Corp. (a)                        1,170,933
                                                              -----------
                                                              $ 3,855,940
                                                              -----------
               Oil & Gas Storage & Transportation - 0.4%
     16,900    Energy Transfer Partners LP                    $ 1,043,237
                                                              -----------
               Total Energy                                   $18,276,610
                                                              -----------
               Materials - 3.9%
               Construction Materials - 0.7%
     12,000    Martin Marietta Materials, Inc. (a)            $ 1,944,240
                                                              -----------
               Fertilizers & Agricultural Chemicals - 0.9%
     93,900    Terra Industries, Inc.*                        $ 2,386,938
                                                              -----------
               Industrial Gases - 0.7%
     39,700    Airgas, Inc.                                   $ 1,901,630
                                                              -----------
               Precious Metals & Minerals - 0.7%
    214,800    Helca Mining Co. Corp.*                        $ 1,834,392
                                                              -----------
               Steel - 0.9%
     29,400    Cleveland-Cliffs, Inc. (a)                     $ 2,283,498
                                                              -----------
               Total Materials                                $10,350,698
                                                              -----------
               Capital Goods - 15.0%
               Aerospace & Defense - 3.3%
     22,700    Ceradyne, Inc.*(a)                             $ 1,678,892
     40,300    DRS Technologies, Inc.                           2,307,981
     64,200    Moog, Inc.*                                      2,831,862
     41,500    Teledyne Technologies, Inc.*                     1,906,925
                                                              -----------
                                                              $ 8,725,660
                                                              -----------
               Building Products - 0.7%
     39,400    NCI Building Systems, Inc.*                    $ 1,943,602
                                                              -----------
               Construction & Engineering - 0.3%
     14,200    Granite Construction, Inc.                     $   911,356
               Construction, Farm Machinery &
               Heavy Trucks - 2.7%
     47,000    American Railcar Industries, Inc. (a)          $ 1,833,000
     34,000    Terex Corp.*                                     2,764,200
     64,500    Wabtec Corp.                                     2,356,185
                                                              -----------
                                                              $ 6,953,385
                                                              -----------
               Electrical Component & Equipment - 2.7%
     39,800    Baldor Electric*                               $ 1,961,344
     30,100    Regal-Beloit Corp.                               1,400,854
     64,700    Thomas & Betts Corp.*                            3,752,600
                                                              -----------
                                                              $ 7,114,798
                                                              -----------
               Industrial Conglomerates - 1.3%
    164,100    Cardiome Pharma Corp.*                         $ 1,511,361
     88,800    Tredegar Corp.                                   1,891,440
                                                              -----------
                                                              $ 3,402,801
                                                              -----------
               Industrial Machinery - 3.1%
     83,200    Crane Co.                                      $ 3,781,440
     38,500    Gardner Denver, Inc.*                            1,638,175
     69,450    Idex Corp.                                       2,676,603
                                                              -----------
                                                              $ 8,096,218
                                                              -----------
               Trading Companies & Distributors - 0.9%
     35,600    H&E Equipment Services*                        $   987,544
     48,600    Interline Brands, Inc.*                          1,267,488
                                                              -----------
                                                              $ 2,255,032
                                                              -----------
               Total Capital Goods                            $39,402,852
                                                              -----------
               Commercial Services & Supplies - 4.2%
               Commercial Printing - 0.8%
     62,800    Cenevo, Inc.*                                  $ 1,456,332
     10,658    M & F Worldwide Corp.*(a)                          709,610
                                                              -----------
                                                              $ 2,165,942
                                                              -----------
               Diversified Commercial Services - 0.6%
     44,900    School Specialty, Inc.*(a)                     $ 1,591,256
                                                              -----------
               Human Resource & Employment
               Services - 2.0%
     44,000    Hudson Highland Group, Inc.*                   $   941,160
     94,900    Labor Ready, Inc.*                               2,193,139
     22,700    Manpower, Inc.                                   2,093,848
                                                              -----------
                                                              $ 5,228,147
                                                              -----------
               Office Services & Supplies - 0.8%
    106,500    Interface, Inc.*                               $ 2,008,590
                                                              -----------
               Total Commercial
               Services & Supplies                            $10,993,935
                                                              -----------

6 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                         Value
               Transportation - 0.3%
               Air Freight & Couriers - 0.3%
     15,100    Atlas Air Worldwide Holdings, Inc.*            $   889,994
                                                              -----------
               Total Transportation                           $   889,994
                                                              -----------
               Consumer Durables & Apparel - 6.6%
               Apparel, Accessories & Luxury Goods - 2.2%
     63,600    Carter's, Inc.*                                $ 1,649,784
     45,500    Phillips-Van Heusen                              2,755,935
     31,300    The Warnaco Group, Inc.*                         1,231,342
                                                              -----------
                                                              $ 5,637,061
                                                              -----------
               Footwear - 2.4%
     13,400    Deckers Outdoor Corp.*(a)                      $ 1,352,060
     81,100    Skechers U.S.A.*                                 2,368,120
     93,800    Wolverine World Wide, Inc.                       2,599,198
                                                              -----------
                                                              $ 6,319,378
                                                              -----------
               Household Appliances - 0.5%
     27,900    Snap-On, Inc.                                  $ 1,409,229
                                                              -----------
               Housewares & Specialties - 0.8%
     47,500    Jarden Corp.*(a)                               $ 2,042,975
                                                              -----------
               Leisure Products - 0.7%
     68,300    Oakley, Inc.*                                  $ 1,939,720
                                                              -----------
               Total Consumer
               Durables & Apparel                             $17,348,363
                                                              -----------
               Consumer Services - 3.6%
               Casinos & Gaming - 1.9%
     87,600    Monarch Casino & Resort, Inc.*                 $ 2,352,060
     74,600    Scientific Games Corp.*(a)                       2,607,270
                                                              -----------
                                                              $ 4,959,330
                                                              -----------
               Education Services - 0.7%
     52,200    DeVry, Inc.                                    $ 1,775,844
                                                              -----------
               Hotels, Resorts & Cruise Lines - 0.8%
     55,300    Ambassadors Group, Inc.                        $ 1,964,809
                                                              -----------
               Specialized Consumer Services - 0.2%
     13,500    Sotheby's Holding, Inc.                        $   621,270
                                                              -----------
               Total Consumer Services                        $ 9,321,253
                                                              -----------
               Media - 2.0%
               Movies & Entertainment - 0.8%
     80,100    Marvel Entertainment, Inc.*(a)                 $ 2,040,948
                                                              -----------
               Publishing - 1.2%
     57,600    Interactive Data Corp.                         $ 1,542,528
     34,800    Morningstar, Inc.*(a)                            1,636,470
                                                              -----------
                                                              $ 3,178,998
                                                              -----------
               Total Media                                    $ 5,219,946
                                                              -----------
               Retailing - 4.5%
               Apparel Retail - 3.1%
     31,000    Abercrombie & Fitch Co.                        $ 2,262,380
     22,500    Aeropostale, Inc.*                                 937,800
     46,300    Charlotte Russe, Inc.*                           1,244,081
     27,200    Ross Stores, Inc.                                  837,760
     78,675    Stage Stores, Inc.                               1,649,028
     56,000    The Dress Barn, Inc.*(a)                         1,149,120
                                                              -----------
                                                              $ 8,080,169
                                                              -----------
               Computer & Electronics Retail - 0.9%
     72,700    Radioshack Corp.*(a)                           $ 2,409,278
                                                              -----------
               Internet Retail - 0.5%
     20,500    Priceline.com, Inc.*                           $ 1,409,170
                                                              -----------
               Total Retailing                                $11,898,617
                                                              -----------
               Food, Beverage & Tobacco - 1.1%
               Soft Drinks - 1.1%
     67,900    Hansen Natural Corp.*                          $ 2,918,342
                                                              -----------
               Total Food, Beverage & Tobacco                 $ 2,918,342
                                                              -----------
               Household & Personal Products - 1.3%
               Household Products - 0.3%
      6,800    Energizer Holdings, Inc.*                      $   677,280
                                                              -----------
               Personal Products - 1.0%
    177,900    Playtex Products, Inc.*                        $ 2,634,699
                                                              -----------
               Total Household &
               Personal Products                              $ 3,311,979
                                                              -----------
               Health Care Equipment &
               Services - 11.4%
               Health Care Equipment - 4.4%
     50,300    Edwards Lifesciences Group*                    $ 2,481,802
     93,300    Ev3, Inc.*(a)                                    1,574,904
     49,200    Hologic, Inc.*(a)                                2,721,252
     25,600    Respironics, Inc.*                               1,090,304
    116,300    Thoratec Corp.*(a)                               2,138,757
     81,100    Volcano Corp.*                                   1,639,031
                                                              -----------
                                                              $11,646,050
                                                              -----------
               Health Care Facilities - 1.7%
     50,700    Psychiatric Solution, Inc.*                    $ 1,838,382
     67,200    VCA Antech, Inc.*                                2,532,768
                                                              -----------
                                                              $ 4,371,150
                                                              -----------
               Health Care Services - 1.9%
    114,700    AMN Healthcare Services*                       $ 2,523,400
     64,700    Inventive Health, Inc.*(a)                       2,368,667
                                                              -----------
                                                              $ 4,892,067
                                                              -----------
               Health Care Supplies - 1.8%
     56,100    Inverness Medical Innovations, Inc.*(a)        $ 2,862,222
     41,000    West Pharmaceuticals Services, Inc.              1,933,150
                                                              -----------
                                                              $ 4,795,372
                                                              -----------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                         Value
               Health Care Technology - 0.5%
     41,900    IMS Health, Inc.                               $ 1,346,247
                                                              -----------
               Managed Health Care - 1.1%
     31,700    WellCare Health Plans, Inc.*(a)                $ 2,869,167
                                                              -----------
               Total Health Care
               Equipment & Services                           $29,920,053
                                                              -----------
               Pharmaceuticals & Biotechnology - 6.9%
               Biotechnology - 4.5%
     84,400    Arena Pharmaceuticals, Inc.*(a)                $   927,556
    135,000    Array Biopharma, Inc.*                           1,575,450
    146,800    BioMarin Pharmaceutical, Inc.*                   2,633,592
     28,800    Cephalon, Inc.*                                  2,315,232
    117,600    Cubist Pharmaceuticals, Inc.*(a)                 2,317,896
     73,153    Vertex Pharmaceuticals, Inc.*                    2,089,250
                                                              -----------
                                                              $11,858,976
                                                              -----------
               Life Sciences Tools & Services - 1.8%
     53,500    Advanced Magnetics, Inc.*(a)                   $ 3,111,560
     23,600    Invitrogen Corp.*                                1,740,500
                                                              -----------
                                                              $ 4,852,060
                                                              -----------
               Pharmaceuticals - 0.6%
     63,300    Sciele Pharma, Inc.*(a)                        $ 1,491,348
                                                              -----------
               Total Pharmaceuticals &
               Biotechnology                                  $18,202,384
                                                              -----------
               Banks - 1.1%
               Regional Banks - 1.1%
     17,600    Bank of Hawaii Corp.                           $   908,864
     78,300    CVB Financial Corp.*                               870,696
     28,500    East West Bancorp, Inc.                          1,108,080
                                                              -----------
                                                              $ 2,887,640
                                                              -----------
               Total Banks                                    $ 2,887,640
                                                              -----------
               Diversified Financials - 3.3%
               Asset Management & Custody Banks - 2.2%
     29,300    Cohen & Steers, Inc.                           $ 1,273,085
     57,900    Federated Investors, Inc.                        2,219,307
     81,700    Waddell & Reed Financial, Inc.                   2,125,017
                                                              -----------
                                                              $ 5,617,409
                                                              -----------
               Consumer Finance - 1.1%
     36,600    Compucredit Corp.*(a)                          $ 1,281,732
     38,500    World Acceptance Corp.*                          1,645,105
                                                              -----------
                                                              $ 2,926,837
                                                              -----------
               Total Diversified Financials                   $ 8,544,246
                                                              -----------
               Insurance - 0.4%
               Reinsurance - 0.4%
     33,000    Platinum Underwriter Holdings, Ltd.            $ 1,146,750
                                                              -----------
               Total Insurance                                $ 1,146,750
                                                              -----------
               Software & Services - 10.4%
               Application Software - 5.9%
    137,600    Aspen Technology, Inc.*                        $ 1,926,400
     90,200    Cadence Design System, Inc.*                     1,980,792
     90,100    Informatica Corp.*                               1,330,777
     83,700    Jack Henry & Associates, Inc.                    2,155,275
     13,700    MicroStrategy, Inc.*                             1,294,513
     49,800    NAVTEQ Corp.*                                    2,108,532
    155,200    Quest Software, Inc.*                            2,512,688
     49,400    SPSS, Inc.*                                      2,180,516
                                                              -----------
                                                              $15,489,493
                                                              -----------
               Data Processing & Outsourced Services - 0.5%
     34,300    Checkfree Holdings Corp.*                      $ 1,378,860
                                                              -----------
               Internet Software & Services - 2.5%
     46,600    Digital River, Inc.*                           $ 2,108,650
     41,700    Infospace, Inc.                                    967,857
     96,000    J2 Global Communications, Inc.*(a)               3,350,400
                                                              -----------
                                                              $ 6,426,907
                                                              -----------
               Systems Software - 1.5%
     59,800    Macrovision Corp.*                             $ 1,797,588
     65,900    Progress Software Corp.*                         2,094,961
                                                              -----------
                                                              $ 3,892,549
                                                              -----------
               Total Software & Services                      $27,187,809
                                                              -----------
               Technology Hardware & Equipment - 6.8%
               Communications Equipment - 3.1%
     89,600    Arris Group, Inc.*                             $ 1,576,064
     52,500    CommScope, Inc.*                                 3,063,375
     26,100    Comtech Telecommunications*                      1,211,562
     62,000    NETGEAR, Inc.*                                   2,247,500
                                                              -----------
                                                              $ 8,098,501
                                                              -----------
               Computer Hardware - 0.5%
     27,500    Diebold, Inc.                                  $ 1,435,500
                                                              -----------
               Electronic Equipment & Instruments - 0.6%
     50,100    Technitrol, Inc.                               $ 1,436,367
                                                              -----------
               Electronic Manufacturing Services - 1.0%
     43,500    Molex, Inc.*                                   $ 1,305,435
     94,500    Smart Modular Technologies
               (WWH), Inc.*                                     1,300,320
                                                              -----------
                                                              $ 2,605,755
                                                              -----------
               Technology Distributors - 1.6%
     19,600    Anixter International, Inc.*                   $ 1,474,116
     71,000    Avnet, Inc.*                                     2,814,440
                                                              -----------
                                                              $ 4,288,556
                                                              -----------
               Total Technology
               Hardware & Equipment                           $17,864,679
                                                              -----------

8 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                         Value
               Semiconductors - 6.2%
               Semiconductor Equipment - 3.0%
    107,200    Advanced Energy Industries, Inc.*             $  2,429,152
     85,500    MKS Instruments, Inc.*                           2,368,350
     40,800    Veeco Instruments, Inc.*                           846,192
     73,900    Verigy, Ltd.*                                    2,114,279
                                                             ------------
                                                             $  7,757,973
                                                             ------------
               Semiconductors - 3.2%
    166,100    AMIS Holdings, Inc.*                          $  2,079,572
    169,100    Amkor Technology, Inc.*                          2,663,325
     36,500    Diodes, Inc.*(a)                                 1,524,605
    207,300    SGC Holding Corp.*                               2,222,255
                                                             ------------
                                                             $  8,489,757
                                                             ------------
               Total Semiconductors                          $ 16,247,730
                                                             ------------
               Telecommunication Services - 1.2%
               Integrated Telecommunication Services - 0.8%
     67,400    Alaska Communications Systems
               Group, Inc.                                   $  1,067,616
    162,600    Cincinnati Bell, Inc.*                             939,828
                                                             ------------
                                                             $  2,007,444
                                                             ------------
               Wireless Telecommunication Services - 0.4%
     97,800    Dobson Communication*                         $  1,086,558
                                                             ------------
               Total Telecommunication Services              $  3,094,002
                                                             ------------
               TOTAL COMMON STOCKS
               (Cost $212,172,375)                           $255,027,882
                                                             ------------
               WARRANTS - 0.0%
               Health Care Equipment & Services - 0.0%
               Health Care Facilities - 0.0%
     84,000    Lifepoint, Exp. 7/21/07*                      $         --
                                                             ------------
               Total Health Care
               Equipment & Services                          $         --
                                                             ------------
               TOTAL WARRANTS
               (Cost $0)                                     $         --
                                                             ------------
               EXCHANGE TRADED FUNDS - 1.6%
               Real Estate - 1.6%
               Real Estate Investment Trusts - 1.6%
     17,800    DJ Wilshire Real Estate Investment Trust
               Exchange Traded Fund                          $  1,440,554
     15,700    iShares Cohen & Steers Realty Majors
               Index Fund (a)                                   1,414,413
     18,700    iShares Dow Jones U.S. Real Estate
               Index Fund (a)                                   1,447,754
                                                             ------------
                                                             $  4,302,721
                                                             ------------
               Total Real Estate                             $  4,302,721
                                                             ------------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $5,071,974)                             $  4,302,721
                                                             ------------
               TEMPORARY CASH INVESTMENT - 20.6%
               Security Lending Collateral - 20.6%
 54,096,953    Securities Lending Investment
               Fund, 5.28%                                   $ 54,096,953
                                                             ------------
               TOTAL TEMPORARY
               CASH INVESTMENT
               (Cost $54,096,953)                            $ 54,096,953
                                                             ------------
               TOTAL INVESTMENT IN
               SECURITIES - 119.4%
               (Cost $271,341,302)                           $313,427,556
                                                             ------------
               OTHER ASSETS AND
               LIABILITIES - (19.4)%                         $(50,853,217)
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $262,574,339
                                                             ============

*    Non-income producing security.
(a)  At June 30, 2007, the following securities were out on loan:

     Shares    Security                                             Value
     35,887    Advanced Magnetics, Inc.*                      $ 2,087,188
     46,530    American Railcar Industries, Inc.                1,814,670
     57,856    Arena Pharmaceuticals, Inc.*                       635,837
     22,473    Ceradyne, Inc.*                                  1,662,103
     20,566    Cleveland-Cliffs, Inc.                           1,597,361
     35,125    Compucredit Corp.*                               1,230,078
    116,424    Cubist Pharmaceuticals, Inc.*                    2,294,717
      9,066    Deckers Outdoor Corp.*                             914,759
     31,482    Diodes, Inc.*                                    1,315,003
     48,681    The Dress Barn, Inc.*                              998,934
     92,367    Ev3, Inc.*                                       1,559,155
     48,708    Hologic, Inc.*                                   2,694,039
     40,700    Hornbeck Offshore Services*                      1,577,532
     21,600    Inventive Health, Inc.*                            790,776
     55,539    Inverness Medical Innovations, Inc.*             2,833,600
     19,101    iShares Cohen & Steers Realty                    1,720,809
               Majors Index Fund
     22,190    iShares Dow Jones U.S. Real Estate               1,717,950
               Index Fund
     94,711    J2 Global Communications, Inc.*                  3,305,414
     47,000    Jarden Corp.*                                    2,021,470
     10,551    M & F Worldwide Corp.*                             702,486
     11,088    Martin Marietta Materials, Inc.                  1,796,478
     79,299    Marvel Entertainment, Inc.*                      2,020,539
     29,000    Morningstar, Inc.*                               1,363,725
     71,973    Radioshack Corp.*                                2,385,185
     30,987    Range Resources Corp.                            1,159,224
     34,000    School Specialty, Inc.*                          1,204,960
     62,667    Sciele Pharma, Inc.*                             1,476,435
     73,854    Scientific Games Corp.*                          2,581,197
    115,137    Thoratec Corp.*                                  2,117,369
     31,383    WellCare Health Plans, Inc.*                     2,840,475
                                                              -----------
               Total                                          $52,419,468
                                                              ===========

    The accompanying notes are an integral part of these financial statements. 9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             Six Months
                                                Ended
                                               6/30/07       Year Ended  Year Ended  Year Ended    Year Ended  Year Ended
Class I                                      (unaudited)      12/31/06    12/31/05   12/31/04 (b)   12/31/03    12/31/02
Net asset value, beginning of period          $   26.79       $  25.37    $  23.78    $  19.44      $  13.60    $  21.89
                                              ---------       --------    --------    --------      --------    --------
Increase (decrease) from investment
 operations:
 Net investment loss                          $   (0.02)      $  (0.01)   $  (0.01)   $  (0.01)     $  (0.02)   $  (0.10)
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                            2.04           1.43        1.60        4.35          5.86       (8.12)(a)
                                              ---------       --------    --------    --------      --------    --------
  Net increase (decrease) from investment
    operations                                $    2.02       $   1.42    $   1.59    $   4.34      $   5.84    $  (8.22)
Distributions to shareowners:
 Net realized gain                                (3.75)            --          --          --            --       (0.07)
                                              ---------       --------    --------    --------      --------    --------
Net increase (decrease) in net asset value    $   (1.73)      $   1.42    $   1.59    $   4.34      $   5.84    $  (8.29)
                                              ---------       --------    --------    --------      --------    --------
Net asset value, end of period                $   25.06       $  26.79    $  25.37    $  23.78      $  19.44    $  13.60
                                              =========       ========    ========    ========      ========    ========
Total return*                                      7.36%          5.60%       6.69%      22.33%        42.94%     (37.67)%
Ratio of net expenses to average net assets        0.80%**        0.79%       0.79%       0.81%         0.80%       0.79%
Ratio of net investment loss to average
 net assets                                       (0.19)%**      (0.05)%     (0.02)%     (0.06)%       (0.16)%     (0.58)%
Portfolio turnover rate                             104%**         105%         75%         19%           54%         38%
Net assets, end of period (in thousands)      $ 262,574       $276,947    $323,945    $383,468      $337,573    $245,954
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                      0.80%**        0.82%       0.80%       0.81%         0.80%       0.79%
 Net investment loss                              (0.19)%**      (0.08)%     (0.03)%     (0.06)%       (0.16)%     (0.58)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and
 reduction for fees paid indirectly:
 Net expenses                                      0.80%**        0.79%       0.79%       0.81%         0.80%       0.79%
 Net investment loss                              (0.19)%**      (0.05)%     (0.02)%     (0.06)%       (0.16)%     (0.58)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a) Includes $0.01 related to investment reimbursement by advisor (Safeco Asset Management).
(b) Effective August 2, 2004, PIM became the sub-advisor of the Portfolio and subsequently became the advisor on December 10, 2004.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $52,419,468)
   (cost $271,341,302) respectively)                                                $313,427,556
 Receivables --
   Investment securities sold                                                          4,057,923
   Fund shares sold                                                                       64,846
   Dividends, interest and foreign taxes withheld                                         55,368
 Other                                                                                     3,481
                                                                                    ------------
  Total assets                                                                      $317,609,174
                                                                                    ------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                          $    476,400
   Upon return of securities loaned                                                   54,096,953
 Due to bank                                                                             376,027
 Due to affiliates                                                                        53,052
 Accrued expenses                                                                         32,403
                                                                                    ------------
  Total liabilities                                                                 $ 55,034,835
                                                                                    ------------
NET ASSETS:
 Paid-in capital                                                                    $214,683,787
 Accumulated net investment loss                                                        (257,968)
 Accumulated net realized gain on investments                                          6,062,266
 Net unrealized gain on investments                                                   42,086,254
                                                                                    ------------
  Total net assets                                                                  $262,574,339
                                                                                    ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                         $262,574,339
Shares outstanding                                                                    10,476,525
                                                                                    ------------
 Net asset value per share                                                          $      25.06

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                           Ended
                                                                                          6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $245 respectively)                         $   545,217
 Interest                                                                                   234,716
 Income on securities loaned, net                                                            40,242
                                                                                        -----------
    Total investment income                                                             $   820,175
                                                                                        -----------
EXPENSES:
 Management fees                                                                        $   991,533
 Transfer agent fees and expenses                                                               759
 Administrative reimbursements                                                               30,148
 Custodian fees                                                                              19,538
 Professional fees                                                                           21,351
 Printing expense                                                                             4,066
 Fees and expenses of nonaffiliated trustees                                                  3,713
 Miscellaneous                                                                                3,950
                                                                                        -----------
    Total expenses                                                                      $ 1,075,058
                                                                                        -----------
     Net investment loss                                                                $  (254,883)
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                                           $ 9,524,351
  Futures contracts                                                                         398,080
  Forward foreign currency contracts and other assets and liabilities denominated in         (2,858)
                                                                                        -----------
  foreign currencies
                                                                                        $ 9,919,573
                                                                                        -----------
 Change in net unrealized gain from investments                                         $ 9,536,572
                                                                                        -----------
  Net gain on investments, futures contracts and foreign currency transactions          $19,456,145
                                                                                        ===========
  Net increase in net assets resulting from operations                                  $19,201,262
                                                                                        ===========

12 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Six Months
                                                                                             Ended            Year
                                                                                            6/30/07           Ended
                                                                                          (unaudited)       12/31/06
FROM OPERATIONS:
Net investment loss                                                                      $    (254,883)   $    (141,580)
Net realized gain on investments, futures contracts and foreign currency transactions        9,919,573       45,292,638
Change in net unrealized gain (loss) on investments                                          9,536,572      (29,849,607)
                                                                                         -------------    -------------
  Net increase in net assets resulting from operations                                   $  19,201,262    $  15,301,451
                                                                                         -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain
 Class I ($3.75 and $0.00 per share, respectively)                                       $ (34,465,790)   $          --
                                                                                         -------------    -------------
  Total distributions to shareowners                                                     $ (34,465,790)   $          --
                                                                                         -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $   5,227,719    $  16,282,566
Reinvestment of distributions                                                               34,465,317               --
Cost of shares repurchased                                                                 (38,801,100)     (78,582,281)
                                                                                         -------------    -------------
  Net increase (decrease) in net assets resulting from Fund share transactions           $     891,936    $ (62,299,715)
                                                                                         -------------    -------------
  Net decrease in net assets                                                             $ (14,372,592)   $ (46,998,264)
NET ASSETS:
Beginning of period                                                                        276,946,931      323,945,195
                                                                                         -------------    -------------
End of period                                                                            $ 262,574,339    $ 276,946,931
                                                                                         =============    =============
Accumulated net investment loss, end of period                                           $    (257,968)   $      (3,085)
                                                                                         =============    =============

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
    Portfolio) (Class II shares only)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
    Growth Portfolio) (Class II shares only)
  Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
    (Class I shares only)
  Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
  Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
    shares only)
  Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
    (Class II shares only)
  Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
    (Class II shares only)
  Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
    Allocation Portfolio) (Class II shares only)
  Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
    Allocation Portfolio)
  Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
    Allocation Portfolio) (Class II shares only)
  Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek growth of capital.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $3,853,566 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the year ended December 31, 2006.

--------------------------------------------------------------------------------
                                                                        2006
--------------------------------------------------------------------------------
Distributable Earnings (Accumulated Losses):
Undistributed long-term gain                                        $34,462,442
Current Year Post October Loss Deferred                              (3,856,651)
Unrealized appreciation                                              32,549,289
                                                                    -----------
 Total                                                              $63,155,080
                                                                    ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano) $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Effective May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2008.

Prior to May 1, 2007, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $52,894 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $158 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------
                                                                                       Net
                                                      Gross           Gross       Appreciation/
                                    Tax Cost      Appreciation    Depreciation    (Depreciation)
------------------------------------------------------------------------------------------------
Growth Opportunities Portfolio    $271,341,695    $45,215,416     $ (3,129,555)   $42,085,861
                                  ============    ===========     ============    ===========
------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $133,965,280 and $155,242,373, respectively.

6.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

------------------------------------------------------------------------------------------
                                  '07 Shares    '07 Amount
Growth Opportunities Portfolio    (unaudited)    (unaudited)   '06 Shares    '06 Amount
------------------------------------------------------------------------------------------
Class I:
Shares Sold                          189,757    $ 5,227,719       614,603    $ 16,282,566
Reinvestment of distributions      1,359,579     34,465,317            --              --
Shares repurchased                (1,409,022)   (38,801,100)   (3,045,544)    (78,582,281)
                                  -------------------------------------------------------
 Net increase (decrease)             140,314    $   891,936    (2,430,941)   $(62,299,715)
                                  =======================================================
------------------------------------------------------------------------------------------

7.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Vincent Nave, Treasurer                             Mary K. Bush
Dorothy E. Bourassa, Secretary                      Margaret B.W. Graham
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19616-01-0807


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Shares VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio

  Portfolio and Performance Update                                          2

  Comparing Ongoing Portfolio Expenses                                      3

  Portfolio Management Discussion                                           4

  Schedule of Investments                                                   6

  Financial Statements                                                      8

  Notes to Financial Statements                                            13

  Trustees, Officers and Service Providers                                 17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)


[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                 91.6%
Depositary Receipts for International Stocks        6.6%
Temporary Cash Investment                           1.8%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Information Technology                             34.5%
Health Care                                        17.4%
Industrials                                        13.4%
Consumer Staples                                   11.2%
Consumer Discretionary                             10.9%
Financials                                          7.2%
Energy                                              5.4%

Five Largest Holdings
(As a percentage of equity holdings)

-------------------------------------------------
  1.       Cisco Systems, Inc.           4.98%
-------------------------------------------------
  2.       Microsoft Corp.               4.83
-------------------------------------------------
  3.       Texas Instruments, Inc.       3.92
-------------------------------------------------
  4.       General Electric Co.          3.55
-------------------------------------------------
  5.       Procter & Gamble Co.          3.32
-------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/07        12/31/06
  Class I                       $15.80          $14.60
  Class II                      $15.59          $14.39

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.0333       $  -              $  -
  Class II                  $     -        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                    Pioneer Growth          Pioneer Growth
               Russell 1000     Shares VCT Portfolio,   Shares VCT Portfolio,
               Growth Index            Class I                 Class II
 10/97           10,000               10,000                 10,000
                 12,690               12,574                 12,553
  6/99           16,150               14,970                 14,909
                 20,294               14,576                 14,579
  6/01           12,953               12,281                 12,248
                  9,522                8,155                  8,069
  6/03            9,802                8,083                  7,959
                 11,554                8,883                  8,709
  6/05           11,749                9,359                  9,158
                 12,467                9,638                  9,393
  6/07           14,841               11,738                 11,422

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                        Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class
(10/31/97)*                               1.67%         1.39%
5 Years                                   7.56%         7.20%
1 Year                                   21.79%        21.61%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

*Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to the commencement of operations is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                  I               II
       ---------------------------------------------------------------------
       Beginning Account Value on 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/07         $ 1,084.40       $ 1,083.40
       Expenses Paid During Period*            $     5.53       $     6.87

* Expenses are equal to the Portfolio's annualized expense ratio of 1.07% for Class I and 1.33% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Shares VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                  I               II
       -----------------------------------------------------------------------
       Beginning Account Value on 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/07         $ 1,019.49       $ 1,018.20
       Expenses Paid During Period*            $     5.36       $     6.66

* Expenses are equal to the Portfolio's annualized expense ratio of 1.07% for Class I and 1.33% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

The domestic equity market provided solid results over the first half of 2007, supported by brisk corporate profit growth surpassing general expectations. Investments in large company stocks did particularly well for the six months, despite two bouts of market declines caused partly by fears about the effects of problems in the subprime mortgage industry. In the following interview, Andrew Acheson and Timothy Mulrenan discuss the market and the factors that influenced performance of the Portfolio during the six months ended June 30, 2007. They have managed the Portfolio since January 16, 2007.

Q.  How did the Portfolios perform during the first half of 2007?

A. The Portfolio did very well. Pioneer Growth Shares VCT Portfolio's Class I and II shares generated total returns of 8.44% and 8.34%, respectively, at net asset value for the six months ended June 30, 2007, outpacing both its market benchmark and competitive variable annuity portfolios average. For the same period, the Russell 1000 Growth Index posted 8.13% while the average return of the 196 portfolios in Lipper's Large Cap Growth category was 7.43%.

    Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that contributed to the Portfolio's performance?

A. The year started off well, with stocks continuing the rally that began in the summer of 2006. However, beginning in late February, equity prices suffered a sharp, three-week price drop. The primary cause was fear that problems in the subprime mortgage market might spread to the overall market, but a decline in the Chinese equity market also contributed to fears about the global economy. However, investors recovered confidence again in mid-March, and equities performed very well again through the end of May. The major force driving the market higher was the encouraging profitability of American corporations. Earnings reported for both the final quarter of 2006 and the first quarter of 2007 were well above expectations, as corporations showed their ability to improve their operating results even as growth in the overall economy appeared to be decelerating. Average corporate earnings for the first quarter of 2007, for example, were 9.5% higher than a year earlier, far above the 3.5% increase anticipated by market analysts. However, the overall upward trajectory of stock prices was interrupted in June, the final month of the period. Again the primary factor was fear about the subprime mortgage market. The immediate catalyst for the June correction was news that two hedge funds that had invested in subprime mortgages were in serious financial trouble.

    Despite the two interruptions in the rally, the six-month period was very favorable for investors in large-cap stocks. While the main driver of the stock market advance was corporate profitability, stock prices also were supported by widespread corporate stock buy-back activity. In addition, many companies doing business in the global economy benefited from weakness in the U.S. dollar, which helped increase the profitability of business in other markets.

Q.  What types of investments most influenced Portfolio performance?

A. Stock selection was the primary driver of performance, with particularly good results in the consumer staples, financials, information technology and industrials sectors helping results. The Portfolio's slight relative emphasis on energy helped, as did the de-emphasis of consumer discretionary stocks. Within consumer staples, the biggest boost came from our investment in Winn-Dixie, the Southern

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    regional grocery chain that emerged from bankruptcy protection in November 2006. Restructured, the company had re-entered the public market at a very attractive stock price, which almost doubled by the end of the period. Another major contributor was Teva Pharmaceuticals, the Israeli-based pharmaceutical company. The largest generic drug manufacturer in the world, Teva repeatedly surpassed sales and earnings expectations, and its pipeline of products continued to offer potential for future gains.

    Three information technology holdings also did very well. Corning, a major manufacturer of flat-screen LCD panels for televisions sets, computer monitors and smaller, hand-held communications devices, showed strong earnings improvement during the period. It benefited from improvements in pricing for flat-screen panels after problems occurred in 2006 when supply temporarily exceeded demand. Juniper Networks also performed very well based on a successful launch of new router products for communications networks. Another tech holding that did very well was Texas Instruments, whose results improved as demand for semi-conductor components accelerated. Contributing, too, was Marathon Oil, benefiting from increasing oil prices and expanding profits in the refining business.

    Despite the good performance overall, we did have some detractors from results. Biotechnology company Amgen was victim to several problems, including questions surrounding its Epogen product, which had been a strong source of earnings. Boston Scientific, another health care holding, fell in value because of questions about its drug-eluding stents used in cardiac treatment. Finally, technology manufacturer Motorola lost market share in the fiercely competitive cell phone market as it failed to have a successful strategy following up on the early success of its Razr Phone. During the reporting period we reduced our positions in all three companies.

Q.  What is your investment outlook?

A. We remain optimistic about prospects in the market. Despite the advances in stock prices in recent months, prices in the overall market still appear reasonable by historical standards. Inflation remains under control, and the Federal Reserve Board continues to be vigilant over the economy. We anticipate that corporate earnings may very well continue to surpass the results expected by the general market. Moreover, after a period of slowing, growth in Gross Domestic Product should begin to reaccelerate in the second half of 2007, giving further support to corporate earnings. The primary cause of concern remains the subprime mortgage industry. If its problems were to begin to spread to the general mortgage industry, the impact could be more serious to the economy. But as we enter the second half of the year, the rest of the economy appears to be performing well. Even commercial construction activity is robust, resisting the problems in the residential construction industry. Corporations are reinvesting in their businesses, cash flows are improving, and many companies are increasing their dividend payouts or buying back their shares from the market. Moreover, inflation appears to be within the range with which the Federal Reserve Board is comfortable. We don't anticipate any major changes in monetary policy from the nation's central bank - unless the weakness in the subprime mortgage industry becomes contagious in the general economy.

    Overall, we believe the prospects are favorable for continued good results in the stock market for the remainder of 2007.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                   COMMON STOCKS - 97.9%
                   Energy - 5.3%
                   Integrated Oil & Gas - 5.3%
       8,000       ConocoPhillips                                    $  628,000
       7,200       Repsol SA (A.D.R.) (a)                               278,640
      12,400       USX-Marathon Group, Inc.                             743,504
                                                                     ----------
                                                                     $1,650,144
                                                                     ----------
                   Total Energy                                      $1,650,144
                                                                     ----------
                   Capital Goods - 13.1%
                   Aerospace & Defense - 5.7%
       6,600       Honeywell International, Inc.                     $  371,448
       4,600       L-3 Communications Holdings, Inc.                    447,994
      13,500       United Technologies Corp.                            957,555
                                                                     ----------
                                                                     $1,776,997
                                                                     ----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 1.1%
       4,500       Caterpillar, Inc.                                 $  352,350
                                                                     ----------
                   Industrial Conglomerates - 6.3%
      10,000       3M Co.                                            $  867,900
      28,200       General Electric Co.                               1,079,496
                                                                     ----------
                                                                     $1,947,396
                                                                     ----------
                   Total Capital Goods                               $4,076,743
                                                                     ----------
                   Consumer Durables & Apparel - 1.9%
                   Footwear - 1.9%
      10,000       Nike, Inc.                                        $  582,900
                                                                     ----------
                   Total Consumer Durables & Apparel                 $  582,900
                                                                     ----------
                   Consumer Services - 1.3%
                   Hotels, Resorts & Cruise Lines - 1.3%
       8,400       Carnival Corp.                                    $  409,668
                                                                     ----------
                   Total Consumer Services                           $  409,668
                                                                     ----------
                   Media - 1.4%
                   Movies & Entertainment - 1.4%
      10,750       Viacom, Inc. (Class B)*                           $  447,523
                                                                     ----------
                   Total Media                                       $  447,523
                                                                     ----------
                   Retailing - 6.0%
                   Apparel Retail - 4.1%
       9,800       Abercrombie & Fitch Co.                           $  715,203
      20,400       TJX Companies, Inc.                                  561,000
                                                                     ----------
                                                                     $1,276,203
                                                                     ----------
                   Home Improvement Retail - 1.9%
      15,000       Home Depot, Inc.                                  $  590,250
                                                                     ----------
                   Total Retailing                                   $1,866,453
                                                                     ----------
                   Food & Drug Retailing - 4.6%
                   Drug Retail - 2.9%
      25,100       CVS Corp.                                         $  914,895
                                                                     ----------
                   Food Retail - 1.7%
      17,500       Winn-Dixie Stores, Inc.*                          $  512,750
                                                                     ----------
                   Total Food & Drug Retailing                       $1,427,645
                                                                     ----------

      Shares                                                               Value
                   Food, Beverage & Tobacco - 3.1%
                   Soft Drinks - 0.7%
       5,100       Fomento Economico Mexicano SA de CV               $  200,532
                                                                     ----------
                   Tobacco - 2.4%
      10,800       Altria Group, Inc.                                $  757,512
                                                                     ----------
                   Total Food, Beverage & Tobacco                    $  958,044
                                                                     ----------
                   Household & Personal Products - 3.3%
                   Household Products - 3.3%
      16,500       Procter & Gamble Co.                              $1,009,635
                                                                     ----------
                   Total Household &
                   Personal Products                                 $1,009,635
                                                                     ----------
                   Health Care Equipment & Services - 4.1%
                   Health Care Equipment - 2.9%
      28,353       Boston Scientific Corp.*                          $  434,935
       8,700       Medtronic, Inc.                                      451,182
                                                                     ----------
                                                                     $  886,117
                                                                     ----------
                   Managed Health Care - 1.2%
       7,600       Aetna, Inc.                                       $  375,440
                                                                     ----------
                   Total Health Care
                   Equipment & Services                              $1,261,557
                                                                     ----------
                   Pharmaceuticals & Biotechnology - 12.9%
                   Biotechnology - 2.9%
       5,358       Amgen, Inc.*                                      $  296,244
      15,600       Gilead Sciences, Inc.*                               604,812
                                                                     ----------
                                                                     $  901,056
                                                                     ----------
                   Pharmaceuticals - 10.0%
      18,800       Bristol-Myers Squibb Co.                          $  593,328
      15,400       Eli Lilly & Co.                                      860,552
      11,400       Johnson & Johnson                                    702,468
      23,404       Teva Pharmaceutical Industries, Ltd.                 965,415
                                                                     ----------
                                                                     $3,121,763
                                                                     ----------
                   Total Pharmaceuticals &
                   Biotechnology                                     $4,022,819
                                                                     ----------
                   Diversified Financials - 7.0%
                   Asset Management & Custody Banks - 3.3%
       5,100       Franklin Resources, Inc.                          $  675,597
       3,600       Legg Mason, Inc.                                     354,168
                                                                     ----------
                                                                     $1,029,765
                                                                     ----------
                   Consumer Finance - 2.6%
      13,100       American Express Co.                              $  801,458
                                                                     ----------
                   Investment Banking & Brokerage - 1.1%
       4,300       Merrill Lynch & Co., Inc.                         $  359,394
                                                                     ----------
                   Total Diversified Financials                      $2,190,617
                                                                     ----------
                   Software & Services - 9.2%
                   Internet Software & Services - 1.3%
      14,800       Yahoo! Inc.*                                      $  401,524
                                                                     ----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                   Systems Software - 7.9%
      21,100       Macrovision Corp.*                                $   634,266
      49,900       Microsoft Corp.                                     1,470,552
      17,300       Oracle Corp.*                                         340,983
                                                                     -----------
                                                                     $ 2,445,801
                                                                     -----------
                   Total Software & Services                         $ 2,847,325
                                                                     -----------
                   Technology Hardware & Equipment - 15.9%
                   Communications Equipment - 14.7%
      54,450       Cisco Systems, Inc.*                              $ 1,516,433
      39,400       Corning, Inc.*                                      1,006,670
       5,760       F5 Networks, Inc.*                                    464,256
      38,480       Juniper Networks, Inc.*                               968,542
      35,300       Motorola, Inc.                                        624,810
                                                                     -----------
                                                                     $ 4,580,711
                                                                     -----------
                   Computer Hardware - 1.2%
      22,170       Palm, Inc.*(a)                                    $   354,942
                                                                     -----------
                   Total Technology
                   Hardware & Equipment                              $ 4,935,653
                                                                     -----------
                   Semiconductors - 8.8%
       8,800       Broadcom Corp.*                                   $   257,400
      29,400       Intel Corp.                                           698,544
      32,300       Marvell Technology Group, Ltd.*                       588,183
      31,700       Texas Instruments, Inc.                             1,192,871
                                                                     -----------
                                                                     $ 2,736,998
                                                                     -----------
                   Total Semiconductors                              $ 2,736,998
                                                                     -----------

      Shares                                                               Value
                   TOTAL COMMON STOCKS
                   (Cost $25,471,498)                                $30,423,724
                                                                     -----------
                   TEMPORARY CASH INVESTMENT - 1.8%
                   Security Lending Collateral - 1.8%
     566,481       Securities Lending Investment Fund, 5.28%         $   566,481
                                                                     -----------
                   TOTAL TEMPORARY CASH
                   INVESTMENT
                   (Cost $566,481)                                   $   566,481
                                                                     -----------
                   TOTAL INVESTMENT IN SECURITIES - 99.7%
                   (Cost $26,037,979)                                $30,990,205
                                                                     -----------
                   OTHER ASSETS
                   AND LIABILITIES - 0.3%                            $   106,427
                                                                     -----------
                   TOTAL NET ASSETS - 100.0%                         $31,096,632
                                                                     ===========

*         Non-income producing security.
(A.D.R.)  American Depositary Receipt.
(a)       At June 30, 2007, the following securities were out on loan:

         Shares     Security                   Value
         21,948     Palm, Inc. *           $ 351,387
          4,889     Repsol SA (A.D.R.)       189,204
                                           ---------
                    Total                  $ 540,591
                                           =========

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended
                                                                6/30/07       Year Ended       Year Ended
Class I                                                       (unaudited)      12/31/06         12/31/05
Net asset value, beginning of period                            $ 14.60        $ 13.39          $ 13.04
                                                                -------        -------          -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.01        $  0.03          $  0.04
 Net realized and unrealized gain (loss) on investments            1.22           1.21             0.41
                                                                -------        -------          -------
  Net increase (decrease) from investment operations            $  1.23        $  1.24          $  0.45
Distributions to shareowners:
 Net investment income                                            (0.03)         (0.03)           (0.10)
                                                                -------        -------          -------
 Net increase (decrease) in net asset value                     $  1.20        $  1.21          $  0.35
                                                                -------        -------          -------
 Net asset value, end of period                                 $ 15.80        $ 14.60          $ 13.39
                                                                =======        =======          =======
Total return*                                                      8.44%          9.27%            3.48%
Ratio of net expenses to average net assets+                       1.07%**        1.05%            0.96%
Ratio of net investment income (loss) to average net assets+       0.20%**        0.21%            0.19%
Portfolio turnover rate                                              30%**          62%              79%
Net assets, end of period (in thousands)                        $22,578        $23,322          $26,986
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                      1.07%**        1.05%            0.96%
 Net investment income (loss)                                      0.20%**        0.21%            0.19%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.07%**        1.05%            0.96%
 Net investment income (loss)                                      0.20%**        0.21%            0.19%


                                                               Year Ended     Year Ended      Year Ended
Class I                                                         12/31/04       12/31/03        12/31/02
Net asset value, beginning of period                            $ 12.22        $  9.75          $ 14.95
                                                                -------        -------          -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.09        $ (0.01)         $  0.00(a)
 Net realized and unrealized gain (loss) on investments            0.73           2.48            (5.19)
                                                                -------        -------          -------
  Net increase (decrease) from investment operations            $  0.82        $  2.47          $ (5.19)
Distributions to shareowners:
 Net investment income                                               --          (0.00)(a)        (0.01)
                                                                -------        -------          -------
 Net increase (decrease) in net asset value                     $  0.82        $  2.47          $ (5.20)
                                                                -------        -------          -------
 Net asset value, end of period                                 $ 13.04        $ 12.22          $  9.75
                                                                =======        =======          =======
Total return*                                                      6.71%         25.35%          (34.71)%
Ratio of net expenses to average net assets+                       0.96%          1.08%            0.97%
Ratio of net investment income (loss) to average net assets+       0.71%         (0.05)%           0.01%
Portfolio turnover rate                                             206%            58%              86%
Net assets, end of period (in thousands)                        $32,300        $35,750          $34,746
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                      0.97%          1.08%            0.97%
 Net investment income (loss)                                      0.71%         (0.05)%           0.01%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.96%          1.08%            0.97%
 Net investment income (loss)                                      0.71%         (0.05)%           0.01%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended
                                                                  6/30/07       Year Ended     Year Ended
Class II                                                        (unaudited)      12/31/06       12/31/05
Net asset value, beginning of period                              $ 14.39         $ 13.20        $ 12.87
                                                                  -------         -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $ (0.01)        $ (0.01)       $ (0.02)
 Net realized and unrealized gain (loss) on investments              1.21            1.20           0.43
                                                                  -------         -------        -------
  Net increase (decrease) from investment operations              $  1.20         $  1.19        $  0.41
Distributions to shareowners:
 Net investment income                                                 --              --          (0.08)
                                                                  -------         -------        -------
 Net increase (decrease) in net asset value                       $  1.20         $  1.19        $  0.33
                                                                  -------         -------        -------
 Net asset value, end of period                                   $ 15.59         $ 14.39        $ 13.20
                                                                  =======         =======        =======
Total return*                                                        8.34%           9.02%          3.19%
Ratio of net expenses to average net assets+                         1.33%**         1.33%          1.24%
Ratio of net investment income (loss) to average net assets+        (0.06)%**       (0.07)%        (0.09)%
Portfolio turnover rate                                                30%**           62%            79%
Net assets, end of period (in thousands)                          $ 8,519         $ 7,551        $ 7,096
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                        1.33%**         1.33%          1.24%
 Net investment income (loss)                                       (0.06)%**       (0.07)%        (0.09)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:             1.33%**         1.32%          1.24%
 Net expenses                                                       (0.06)%**       (0.06)%        (0.09)%
 Net investment income (loss)


                                                                 Year Ended      Year Ended      Year Ended
Class II                                                          12/31/04        12/31/03        12/31/02
Net asset value, beginning of period                              $ 12.10         $  9.70        $ 14.94
                                                                  -------         -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $  0.06         $ (0.02)       $ (0.13)
 Net realized and unrealized gain (loss) on investments              0.71            2.42          (5.11)
                                                                  -------         -------        -------
  Net increase (decrease) from investment operations              $  0.77         $  2.40        $ (5.24)
Distributions to shareowners:
 Net investment income                                                 --              --             --
                                                                  -------         -------        -------
 Net increase (decrease) in net asset value                       $  0.77         $  2.40        $ (5.24)
                                                                  -------         -------        -------
 Net asset value, end of period                                   $ 12.87         $ 12.10        $  9.70
                                                                  =======         =======        =======
Total return*                                                        6.36%          24.74%        (35.07)%
Ratio of net expenses to average net assets+                         1.25%           1.44%          1.63%
Ratio of net investment income (loss) to average net assets+         0.74%          (0.40)%        (0.64)%
Portfolio turnover rate                                               206%             58%            86%
Net assets, end of period (in thousands)                          $ 7,749         $ 3,049        $   263
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                        1.26%           1.44%          1.63%
 Net investment income (loss)                                        0.73%          (0.40)%        (0.64)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:             1.25%           1.44%          1.63%
 Net expenses                                                        0.74%          (0.40)%        (0.64)%
 Net investment income (loss)

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned
   of $540,591) (cost $26,037,979)                                 $  30,990,205
 Cash                                                                    725,066
 Receivables --
   Fund shares sold                                                           61
   Dividends, interest and foreign taxes withheld                         23,584
 Other                                                                       609
                                                                   -------------
     Total assets                                                  $  31,739,525
                                                                   -------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                         $      13,192
   Upon return of securities loaned                                      566,481
 Due to affiliates                                                         5,687
 Accrued expenses                                                         57,533
                                                                   -------------
     Total liabilities                                             $     642,893
                                                                   -------------
NET ASSETS:
 Paid-in capital                                                   $  61,628,130
 Undistributed net investment income                                      19,908
 Accumulated net realized loss on investments                        (35,503,632)
 Net unrealized gain on investments                                    4,952,226
                                                                   -------------
     Total net assets                                              $  31,096,632
                                                                   -------------
NET ASSET VALUE PER SHARE:
Class I:
 (No par value, unlimited number of shares authorized)
   Net assets                                                      $  22,577,609
 Shares outstanding                                                    1,428,523
                                                                   -------------
   Net asset value per share                                       $       15.80
Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                      $   8,519,023
 Shares outstanding                                                      546,508
                                                                   -------------
   Net asset value per share                                       $       15.59

10 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended
                                                                      6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,155)                 $  183,555
 Interest                                                                 8,269
 Income on securities loaned, net                                           616
                                                                     ----------
     Total investment income                                         $  192,440
                                                                     ----------
EXPENSES:
 Management fees                                                     $  106,469
 Transfer agent fees and expenses                                         1,414
 Distribution fees (Class II)                                             9,823
 Administrative reimbursements                                            3,422
 Custodian fees                                                          12,034
 Professional fees                                                       17,749
 Printing expense                                                        18,153
 Fees and expenses of nonaffiliated trustees                              3,226
 Miscellaneous                                                              380
                                                                     ----------
     Total expenses                                                  $  172,670
     Less fees paid indirectly                                             (265)
                                                                     ----------
     Net expenses                                                    $  172,405
                                                                     ----------
        Net investment income                                        $   20,035
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investments                                  $  (83,226)
                                                                     ----------
 Change in net unrealized gain from investments                      $2,559,754
                                                                     ----------
 Net gain on investments                                             $2,476,528
                                                                     ==========
 Net increase in net assets resulting from operations                $2,496,563
                                                                     ==========

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                              Ended              Year
                                                                             6/30/07             Ended
                                                                           (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                     $     20,035       $     47,125
Net realized gain (loss) on investments                                        (83,226)         1,204,415
Change in net unrealized gain on investments                                 2,559,754          1,499,336
                                                                          ------------       ------------
     Net increase in net assets resulting from operations                 $  2,496,563       $  2,750,876
                                                                          ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.03 and $0.03 per share, respectively)                       $    (47,086)      $    (49,224)
                                                                          ------------       ------------
     Total distributions to shareowners                                    $    (47,086)      $    (49,224)
                                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $  1,309,138       $  1,593,421
Reinvestment of distributions                                                   47,086             49,224
Cost of shares repurchased                                                  (3,582,390)        (7,552,661)
                                                                          ------------       ------------
     Net decrease in net assets resulting from Fund share transactions    $ (2,226,166)      $ (5,910,016)
                                                                          ------------       ------------
     Net increase (decrease) in net assets                                $    223,311       $ (3,208,364)
NET ASSETS:
Beginning of period                                                         30,873,321         34,081,685
                                                                          ------------       ------------
End of period                                                             $ 31,096,632       $ 30,873,321
                                                                          ============       ============
Undistributed net investment income, end of period                        $     19,908       $     46,959
                                                                          ============       ============

12  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Growth Shares VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is appreciation of capital.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE)

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Growth Shares Portfolio had a net capital loss carryforward of $35,044,842, of which the following amounts will expire between 2009 and 2011 if not utilized: $8,480,418 in 2009, $19,245,183 in
   2010 and $7,319,241 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                      2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                   $     49,224
Long-Term Capital Gain                                                      --
                                                                  ------------
                                                                  $     49,224
Return of Capital                                                          --
                                                                  ------------
     Total Distributions                                          $     49,224
                                                                  ============
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                     $     46,959
Undistributed long-term gain/(capital loss carryforward)           (35,044,843)
Unrealized appreciation (depreciation)                               2,016,909
                                                                  ------------
      Total                                                       $(32,980,975)
                                                                  ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $1,233 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,337 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $117 payable to PFD at June 30, 2007.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                      Net
                                                   Gross            Gross        Appreciation/
                                Tax Cost       Appreciation     Depreciation     (Depreciation
---------------------------------------------------------------------------------------------------
 Growth Shares Portfolio      $26,413,542       $5,048,138       $(471,475)        $4,576,663
                              ===========       ==========       =========         ==========
---------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $4,564,886 and $7,406,354, respectively.

7. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the six months ended June 30, 2007, expenses were reduced by $265 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2007, the Portfolio's expenses were not reduced under such arrangements.

8. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

---------------------------------------------------------------------------------------------------
                                     '07 Shares       '07 Amount
Value Portfolio                     (unaudited)      (unaudited)      '06 Shares       '06 Amount
---------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                            30,322        $   468,651         23,372       $   317,217
 Reinvestment of distributions           2,950             47,086          3,819            49,224
 Shares repurchased                   (202,204)        (3,070,026)      (445,513)       (6,086,390)
                                      --------        -----------       --------       -----------
 Net decrease                         (168,932)       $(2,554,289)      (418,322)      $(5,719,949)
                                      ========        ===========       ========       ===========
 CLASS II:
 Shares sold                            56,366        $   840,487         96,505       $ 1,276,204
 Shares repurchased                    (34,671)          (512,364)      (109,182)       (1,466,271)
                                      --------        -----------       --------       -----------
 Net increase (decrease)                21,695        $   328,123        (12,677)      $  (190,067)
                                      ========        ===========       ========       ===========
---------------------------------------------------------------------------------------------------

9. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19619-01-0807



                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          15
  Notes to Financial Statements                 20
  Trustees, Officers and Service Providers      25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                            63.4%
U.S. Common Stocks                              14.1%
Convertible Corporate Bonds                      8.8%
Temporary Cash Investment                        4.2%
Convertible Preferred Stocks                     3.6%
Senior Secured Loans                             2.6%
U.S. Preferred Stocks                            2.2%
Depositary Receipts for International Stocks     0.4%
Collateralized Mortgage Obligations              0.4%
Asset Backed Securities                          0.3%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                        11.7%
1-3 years                                       11.7%
3-4 years                                       22.0%
4-6 years                                       36.1%
6-8 years                                       12.6%
8+ years                                         5.9%


Five Largest Holdings
(As a percentage of long-term holdings)

1. DRS Technologies, Inc.,
   6.875%, 11/1/13                              3.22%
2. Wesco Distribution, Inc.,
   7.5%, 10/15/17                               2.91
3. Mueller Industries, Inc.,
   6.0%, 11/1/14                                2.89
4. Forest City Enterprises,
   7.625%, 6/1/15                               2.87
5. Valeant Pharmaceuticals,
   7.0%, 12/15/11                               2.81

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value Per Share                       6/30/07       12/31/06
Class I                                         $ 11.35       $ 11.01
Class II                                        $ 11.35       $ 11.01


                                                Net
Distributions Per Share                         Investment    Short-Term       Long-Term
1/1/07 - 6/30/07                                Income        Capital Gains    Capital Gains
  Class I                                       $ 0.2935      $ 0.0011         $ 0.0093
  Class II                                      $ 0.2793      $ 0.0011         $ 0.0093


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer High Yield        Pioneer High Yield        ML High Yield        ML Convertible Bonds
            VCT Portfolio, Class I    VCT Portfolio, Class II    Master II Index    (Speculative Quality) Index
5/00               $10,000                    $10,000                $10,000                 $10,000
                   $10,692                    $10,690                $10,511                 $10,193
6/01               $11,854                    $11,846                $ 8,075                 $10,099
                   $12,499                    $12,427                $ 7,378                 $ 9,658
6/03               $14,804                    $14,688                $ 9,201                 $11,803
                   $16,254                    $16,073                $11,096                 $13,006
6/05               $17,393                    $17,156                $11,243                 $14,387
                   $18,131                    $17,822                $12,329                 $15,064
6/07               $20,520                    $20,140                $14,560                 $16,834

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (speculative quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class (5/1/00)                          10.24%         9.95%
5 Years                                         10.42%        10.14%
1 Year                                          13.18%        13.00%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                      $ 1,058.90       $ 1,057.50
Expenses Paid During Period*                         $     3.88       $     5.15

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% for Class I and 1.01% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                      $ 1,021.03       $ 1,019.79
Expenses Paid During Period*                         $     3.81       $     5.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% for Class I and 1.01% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

A strong economic backdrop and stable Federal Reserve Board monetary policy were among the factors that supported solid returns for high-yield bonds during the six months ended June 30, 2007. Below, portfolio managers Andrew Feltus and Tracy Wright explain the factors that drove the Portfolio's performance during the past six months.

Q:   How did the Portfolio perform?

A: During the six months ended June 30, 2007, the Portfolio's Class I and II shares had total returns based on net asset values, respectively, of 5.89% and 5.75%. By comparison, the Merrill Lynch High Yield Master II Index returned 3.05%, the Merrill Lynch Convertible Bonds (Speculative Quality) Index returned 8.22%, and the Lipper Variable Annuity High Current Yield Funds Average (reflecting 105 funds) returned 3.06%. The SEC 30-day yields on June 30, 2007 were 5.10% for Class I shares and 4.85% for Class II shares.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like for high-yield bonds?

A: It was very positive. Although growth in gross domestic product (GDP) was somewhat weak in the first quarter of 2007, a rebound in key underlying economic indicators and current expectations of 3.3% second quarter growth more than offset that weakness. Additionally, the Federal Reserve Board kept short-term interest rates unchanged, and the newly elected, Democratically-controlled Congress focused its attention on Iraq, not economic policy. Against such a backdrop, assets carrying higher risk outperformed more conservative investments, with stocks enjoying a strong run-up. Convertible securities - whose prices move very closely with those of their issuing firms' underlying equities - joined the rally, outperforming high-yield bonds, which nevertheless posted solid gains because they too are influenced by the performance of the economy and corporate earnings.

Q. What factors influenced the Portfolio's performance relative to the two Merrill Lynch indexes?

A. The Portfolio's equity holdings and equity-linked exposure - including convertible preferred stock and convertible bonds - were the main drivers of its outperformance of the Merrill Lynch High Yield Master II Index, which is made up exclusively of high-yield bonds. The Portfolio underperformed the Merrill Lynch Convertible Bonds (Speculative Quality) Index because it was underweighted in that strong-performing asset class.

Q:   Which investments performed best during the period? Which disappointed?

A: Our position in stock issued by independent power producer NRG Energy posted strong gains as the electric utilities sector generally outperformed after NRG's competitor TXU was purchased by a group of private investors. Our investments in the equity and high-yield bonds of California oil refiner Tesoro Petroleum also appreciated significantly, particularly the stock position. With no new refining capacity on the horizon, Tesoro's profit margins continued to

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     improve. The Portfolio's position in the convertible bonds of metals and mining firm Freeport McMoRan rose in concert with the firm's stock price, which rebounded from depressed levels. The market looked favorably on Freeport's acquisition of Phelps Dodge, which should help position the company for a credit-rating upgrade. Our stock position in General Cable, an industrial manufacturer of wire and cable products, generated substantial returns. The company reported strong results, helped by continued infrastructure spending by its end-market customers.

     Disappointing performance came from the Portfolio's long-term holding of Vertex Pharmaceuticals' common stock. The company suffered from worries about the outcome of trials for its new hepatitis drug, telaprevir. As of the date of this report, we maintained our significant position in the stock, believing that it still offers opportunity over the long term. Legacy Arco Chemical bonds, now known as Lyondell Chemical, a commodity chemical producer, underperformed on rumors that Basell, another chemical company, was going to acquire it, a move that would make the Arco bonds part of a more debt-laden capital structure. The rumors turned out to be true as Basell did announce such intentions in July. Other laggards were very small positions that detracted only minimally from overall performance, including convertible bonds issued by biotechnology firm MannKind and technical instrument manufacturer Applera.

Q:   What is your outlook?

A: Profits and growth have been strong and we do not expect to see this trend reverse, which should keep default rates low (although not necessarily at the current extremely low levels). Economies don't often "die a natural death," they typically tumble as a result of some kind of policy shock. The positive backdrop for corporations could change if Fed monetary policy tightens in attempt to lower inflation. From our point of view, we believe fundamentals in the stock market remain solid at a time when we find equities to be more attractively valued compared with high-yield bonds. While valuations in the high yield market became more attractive in June, they are not at levels that historically would be considered cheap. Therefore, we anticipate continuing to look for opportunities to invest in common stocks and convertible securities issued by companies in the high-yield market, believing they offer better potential for capital gains.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                            Value
                                       CONVERTIBLE PREFERRED STOCKS - 3.5%
                                       Materials - 1.7%
                                       Diversified Metals & Mining - 1.7%
      1,200                NR/NR       Freeport-MC Copp., 5.5%, 12/31/49               $  2,187,900
                                                                                       ------------
                                       Total Materials                                 $  2,187,900
                                                                                       ------------
                                       Media - 0.6%
                                       Broadcasting & Cable Television - 0.6%
      2,000                B+/N/A      General Cable Corp., 5.75%, 11/24/13            $    757,250
                                                                                       ------------
                                       Total Media                                     $    757,250
                                                                                       ------------
                                       Banks - 0.5%
                                       Thrifts & Mortgage Finance - 0.5%
     14,000                NR/NR       Sovereign Cap Trust IV, 4.375%, 3/1/34          $    649,250
                                                                                       ------------
                                       Total Banks                                     $    649,250
                                                                                       ------------
                                       Utilities - 0.7%
                                       Multi-Utilities - 0.7%
     10,000                NR/NR       CMS Energy Corp., 4.5%, 12/31/49                $    897,500
                                                                                       ------------
                                       Total Utilities                                 $    897,500
                                                                                       ------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost $3,449,625)                               $  4,491,900
                                                                                       ------------
                                       CONVERTIBLE CORPORATE BONDS - 8.6%
                                       Materials - 0.7%
                                       Gold - 0.7%
  1,040,000                B-/NR       Coeur D'Alene Mines Corp., 1.25%, 1/15/24       $    924,300
                                                                                       ------------
                                       Total Materials                                 $    924,300
                                                                                       ------------
                                       Capital Goods - 0.9%
                                       Aerospace & Defense - 0.3%
    315,000                NR/NR       EDO Corp., 4.0%, 11/15/25                       $    362,644
                                                                                       ------------
                                       Electrical Component & Equipment - 0.6%
  1,095,000                BB+/B1      Roper Industries, Inc., 1.4813%, 1/15/34        $    789,769
                                                                                       ------------
                                       Total Capital Goods                             $  1,152,413
                                                                                       ------------
                                       Consumer Services - 0.5%
                                       Casinos & Gaming - 0.5%
    695,000                B+/B1       Shuffle Master, 1.25%, 4/15/24                  $    652,431
                                                                                       ------------
                                       Total Consumer Services                         $    652,431
                                                                                       ------------
                                       Media - 1.6%
                                       Advertising - 1.6%
  1,800,000                B/Ba3       Interpublic Group Co., 4.25%, 3/15/23 (144A)    $  2,108,250
                                                                                       ------------
                                       Total Media                                     $  2,108,250
                                                                                       ------------
                                       Retailing - 0.8%
                                       Automotive Retail - 0.8%
  1,000,000                B/B2        Sonic Automotive, Inc., 5.25%, 5/7/09           $    980,000
                                                                                       ------------
                                       Total Retailing                                 $    980,000
                                                                                       ------------

6 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                  Value
                                       Health Care Equipment & Services - 0.5%
                                       Health Care Equipment - 0.5%
    775,000                NR/NR       Epix Medical, 3.0%, 6/15/24 (144A)                    $    599,656
                                                                                             ------------
                                       Health Care Supplies - 0.0%
     35,000                B-/NR       Inverness Medical Innovation, 3.0%, 5/15/16 (144A)    $     41,360
                                                                                             ------------
                                       Total Health Care Equipment & Services                $    641,016
                                                                                             ------------
                                       Pharmaceuticals & Biotechnology - 0.8%
                                       Biotechnology - 0.5%
    635,000                NA/NA       Mannkind Corp., 3.75%, 12/15/13                       $    590,550
                                                                                             ------------
                                       Life Sciences Tools & Services - 0.3%
    410,000                NA/NA       Diversa Corp., 5.5%, 4/1/27 (144A)                    $    384,888
                                                                                             ------------
                                       Total Pharmaceuticals & Biotechnology                 $    975,438
                                                                                             ------------
                                       Banks - 0.4%
                                       Thrifts & Mortgage Finance - 0.4%
    560,000    1.86        A/A3        Countrywide Financial Corp., Floating Rate Note,
                                       4/15/37 (144A)                                        $    545,048
                                                                                             ------------
                                       Total Banks                                           $    545,048
                                                                                             ------------
                                       Real Estate - 1.6%
                                       Office Real Estate Investment Trusts - 0.5%
    600,000                NR/NR       Alexandria Real, 3.7%, 1/15/27 (144A)                 $    596,250
                                                                                             ------------
                                       Retail Real Estate Investment Trusts - 1.1%
  1,550,000                NA/NA       General Growth Properties, 3.98%, 4/15/27 (144A)      $  1,431,811
                                                                                             ------------
                                       Total Real Estate                                     $  2,028,061
                                                                                             ------------
                                       Technology Hardware & Equipment - 0.8%
                                       Electronic Equipment & Instruments - 0.5%
    500,000                NR/NR       Newport Corp., 2.5%, 2/15/12 (144A)                   $    464,375
    250,000                B+/B3       Vishay Intertechnology, 3.625%, 8/1/23                     254,375
                                                                                             ------------
                                                                                             $    718,750
                                                                                             ------------
                                       Technology Distributors - 0.3%
    250,000                BB-/NR      Anixter International, Inc., 1.0%, 2/15/13 (144A)     $    321,563
                                                                                             ------------
                                       Total Technology Hardware & Equipment                 $  1,040,313
                                                                                             ------------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $11,424,978)                                    $ 11,047,270
                                                                                             ------------
     Shares
                                       PREFERRED STOCKS - 2.2%
                                       Insurance - 0.7%
                                       Life & Health Insurance - 0.7%
     34,000                            Delphi Financial Group, 7.376%, 5/15/37*              $    837,250
                                                                                             ------------
                                       Total Insurance                                       $    837,250
                                                                                             ------------
                                       Real Estate - 1.5%
                                       Real Estate Management & Development - 1.5%
     75,000                            Forest City Enterprises, 7.375%, 2/1/34               $  1,897,500
                                                                                             ------------
                                       Total Real Estate                                     $  1,897,500
                                                                                             ------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $2,765,606)                                     $  2,734,750
                                                                                             ------------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                             Value
               COMMON STOCKS - 14.2%
               Energy - 0.7%
               Oil & Gas Refining & Marketing - 0.7%
     15,600    Tesoro Petroleum Corp.                            $    891,540
                                                                 ------------
               Total Energy                                      $    891,540
                                                                 ------------
               Materials - 2.8%
               Construction Materials - 0.1%
      1,752    Texas Industries, Inc.                            $    137,374
                                                                 ------------
               Diversified Metals & Mining - 0.7%
     10,400    Freeport-McMoRan Copper & Gold, Inc. (Class B)    $    861,328
                                                                 ------------
               Gold - 0.4%
     17,600    Barrick Gold Corp. (A.D.R.)                       $    511,632
                                                                 ------------
               Industrial Gases - 0.5%
      8,200    Air Products & Chemicals, Inc.                    $    659,034
                                                                 ------------
               Specialty Chemicals - 1.1%
     63,100    RPM, Inc.                                         $  1,458,241
                                                                 ------------
               Total Materials                                   $  3,627,609
                                                                 ------------
               Capital Goods - 2.6%
               Electrical Component & Equipment - 1.8%
     12,400    Cooper Industries, Inc.                           $    707,916
      5,200    Franklin Electric Co., Inc. (b)                        245,336
     18,000    General Cable Corp.*                                 1,363,500
                                                                 ------------
                                                                 $  2,316,752
                                                                 ------------
               Industrial Machinery - 0.8%
      8,800    ESCO Electronics Corp.*                           $    319,088
     10,500    ITT Corp.                                              716,940
                                                                 ------------
                                                                 $  1,036,028
                                                                 ------------
               Total Capital Goods                               $  3,352,780
                                                                 ------------
               Commercial Services & Supplies - 0.5%
               Office Services & Supplies - 0.5%
      9,200    Avery Dennison Corp.                              $    611,616
                                                                 ------------
               Total Commercial Services & Supplies              $    611,616
                                                                 ------------
               Household & Personal Products - 0.4%
               Household Products - 0.4%
      9,200    Procter & Gamble Co.                              $    562,948
                                                                 ------------
               Total Household & Personal Products               $    562,948
                                                                 ------------
               Health Care Equipment & Services - 0.6%
               Health Care Equipment - 0.6%
     12,550    Beckman Coulter, Inc.                             $    811,734
                                                                 ------------
               Total Health Care Equipment & Services            $    811,734
                                                                 ------------
               Pharmaceuticals & Biotechnology - 1.5%
               Biotechnology - 0.4%
     11,900    PDL BioPharma, Inc.*                              $    277,270
      9,399    Vertex Pharmaceuticals, Inc.*                          268,435
                                                                 ------------
                                                                 $    545,705
                                                                 ------------

8 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                  Value
               Life Sciences Tools & Services - 1.1%
      5,300    Applera Corp. - Applied Biosystems Group              $    161,862
     15,100    Bio-Rad Laboratories, Inc.*                              1,141,107
      3,400    Pharmaceutical Product Development, Inc.                   130,118
                                                                     ------------
                                                                     $  1,433,087
                                                                     ------------
               Total Pharmaceuticals & Biotechnology                 $  1,978,792
                                                                     ------------
               Diversified Financials - 0.2%
               Investment Banking & Brokerage - 0.2%
      4,900    Lazard, Ltd.                                          $    220,647
                                                                     ------------
               Total Diversified Financials                          $    220,647
                                                                     ------------
               Real Estate - 0.8%
               Diversified Real Estate Investment Trusts - 0.2%
      4,600    Liberty Property Trust (b)                            $    202,078
                                                                     ------------
               Retail Real Estate Investment Trusts - 0.6%
     14,977    General Growth Pro TLB SC                             $    793,032
                                                                     ------------
               Total Real Estate                                     $    995,110
                                                                     ------------
               Technology Hardware & Equipment - 0.6%
               Electronic Equipment & Instruments - 0.6%
     20,000    Amphenol Corp.                                        $    713,000
                                                                     ------------
               Total Technology Hardware & Equipment                 $    713,000
                                                                     ------------
               Utilities - 3.5%
               Gas Utilities - 1.2%
      3,000    Questar Corp.                                         $    158,550
     43,300    Southern Union Co.                                       1,411,148
                                                                     ------------
                                                                     $  1,569,698
                                                                     ------------
               Independent Power Producer & Energy Traders - 2.0%
     61,200    NRG Energy, Inc.*                                     $  2,544,084
                                                                     ------------
               Multi-Utilities - 0.3%
      3,700    Public Service Enterprise Group, Inc.                 $    324,786
                                                                     ------------
               Total Utilities                                       $  4,438,568
                                                                     ------------
               TOTAL COMMON STOCKS
               (Cost $13,523,401)                                    $ 18,204,344
                                                                     ------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings
                                       ASSET BACKED SECURITIES - 0.3%
                                       Retailing - 0.3%
                                       Distributors - 0.3%
    400,000                B-/B3       Intcomex, Inc., 11.75%, 1/15/11               $    412,000
                                                                                     ------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $408,846)                               $    412,000
                                                                                     ------------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                                       Banks - 0.3%
                                       Thrifts & Mortgage Finance - 0.3%
    450,000                BB/Ba2      T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)    $    444,533
                                                                                     ------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $454,017)                               $    444,533
                                                                                     ------------

    The accompanying notes are an integral part of these financial statements. 9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                 Value
                                       CORPORATE BONDS - 62.5%
                                       Energy - 5.8%
                                       Coal & Consumable Fuels - 1.8%
  2,500,000                B+/B2       Massey Energy Co., 6.875%, 12/15/13                  $  2,290,625
                                                                                            ------------
                                       Oil & Gas Equipment & Services - 0.2%
    300,000                BB/Ba2      Bristow Group, Inc., 7.5%, 9/15/17 (144A)            $    300,750
                                                                                            ------------
                                       Oil & Gas Exploration & Production - 1.4%
    800,000                BB-/B1      Cimarex Energy Co., 7.125%, 5/1/17                   $    780,000
    370,000                B+/B1       Forest Oil Corp., 7.25%, 6/15/19                          358,900
    650,000                B/B3        Hilcorp Energy, 9.0%, 6/1/16 (144A)                       672,750
                                                                                            ------------
                                                                                            $  1,811,650
                                                                                            ------------
                                       Oil & Gas Refining & Marketing - 2.1%
  1,531,000                B+/B1       Frontier Oil Corp., 6.625%, 10/1/11                  $  1,492,725
    750,000                BB+/Ba1     Tesoro Corp., 6.625%, 11/1/15                             742,500
    360,000                B-/B3       Verasun Energy Corp., 9.375%, 6/1/17 (144A)               334,800
                                                                                            ------------
                                                                                            $  2,570,025
                                                                                            ------------
                                       Oil & Gas Storage & Transportation - 0.3%
    405,000    7.00        BB/Ba1      Teppco Partners LP, Floating Rate Note, 6/1/67       $    389,570
                                                                                            ------------
                                       Total Energy                                         $  7,362,620
                                                                                            ------------
                                       Materials - 14.1%
                                       Aluminum - 1.8%
  2,300,000                B/B3        Novelis, Inc., 7.25%, 2/15/15                        $  2,360,375
                                                                                            ------------
                                       Commodity Chemicals - 5.5%
  1,750,000                B+/B1       Arco Chemical Co., 9.8%, 2/1/20                      $  1,898,750
  2,850,000                B/B1        Georgia Gulf Corp., 9.5%, 10/15/14                      2,835,750
  2,500,000                B+/Ba3      Nova Chemicals Corp., 7.875%, 9/15/25                   2,318,750
                                                                                            ------------
                                                                                            $  7,053,250
                                                                                            ------------
                                       Construction Materials - 0.5%
    100,000                B/B2        Advanced Glass Yarn Corp., 11.0%, 11/15/14 (144A)    $    105,125
    500,000                BB-/Ba3     Texas Industries, Inc., 7.25%, 7/15/13                    501,250
                                                                                            ------------
                                                                                            $    606,375
                                                                                            ------------
                                       Diversified Metals & Mining - 0.2%
    215,000    9.36        CCC+/B3     Noranda Aluminium Acquis, Floating Rate Note,
                                       5/15/15 (144A)                                       $    207,475
                                                                                            ------------
                                       Metal & Glass Containers - 1.8%
  1,750,000                B/B2        Crown Cork and Seal Co., Inc., 7.375%, 12/15/26      $  1,610,000
    750,000                BB-/Ba2     Greif Brothers Corp., 6.75%, 2/1/17                       733,125
                                                                                            ------------
                                                                                            $  2,343,125
                                                                                            ------------
                                       Paper Products - 2.7%
  2,250,000                B/B3        Abitibi-Consolidated, Inc., 8.55%, 8/1/10            $  2,148,750
  1,500,000                B/B3        Bowater, Inc., 6.5%, 6/15/13                            1,303,125
                                                                                            ------------
                                                                                            $  3,451,875
                                                                                            ------------
                                       Specialty Chemicals - 1.6%
  2,090,000                B+/B1       Millenium America, Inc., 7.625%, 11/15/26            $  2,016,850
                                                                                            ------------
                                       Total Materials                                      $ 18,039,325
                                                                                            ------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                        Value
                                       Capital Goods - 16.7%
                                       Aerospace & Defense - 6.7%
  4,000,000                B/B3        DRS Technologies, Inc., 6.875%, 11/1/13                     $  3,880,000
  1,510,000                BB-/Ba3     Esterline Technology, 6.625%, 3/1/17 (144A)                    1,457,150
  3,150,000                B+/B1       Esterline Technology, 7.75%, 6/15/13                           3,181,500
                                                                                                   ------------
                                                                                                   $  8,518,650
                                                                                                   ------------
                                       Construction & Farm Machinery & Heavy Trucks - 1.5%
  1,950,000                B+/B2       Greenbrier Co., Inc., 8.375%, 5/15/15                       $  1,964,625
                                                                                                   ------------
                                       Electrical Component & Equipment - 0.2%
    255,000                BB-/Ba2     Belden CDT, Inc., 7.0%, 3/15/17 (144A)                      $    251,175
                                                                                                   ------------
                                       Industrial Machinery - 5.6%
  2,500,000                B/B1        Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                   $  2,612,500
  3,750,000                NR/NR       Mueller Industries, Inc., 6.0%, 11/1/14                        3,482,813
  1,065,000                B/B3        Mueller Water Products, 7.375%, 6/1/17 (144A)                  1,056,065
                                                                                                   ------------
                                                                                                   $  7,151,378
                                                                                                   ------------
                                       Trading Companies & Distributors - 2.7%
  3,500,000                B/B1        Wesco Distribution, Inc., 7.5%, 10/15/17                    $  3,500,000
                                                                                                   ------------
                                       Total Capital Goods                                         $ 21,385,828
                                                                                                   ------------
                                       Commercial Services & Supplies - 1.6%
                                       Diversified Commercial Services - 1.5%
  1,910,000    10.23       B-/B3       NCO Group, Inc., Floating Rate Note, 11/15/13 (144A)        $  1,914,775
                                                                                                   ------------
                                       Environmental & Facilities Services - 0.1%
    100,000    10.36       NR/NR       Ohio Air Quality Development, Floating Rate Note, 6/8/22    $    100,000
                                                                                                   ------------
                                       Total Commercial Services & Supplies                        $  2,014,775
                                                                                                   ------------
                                       Transportation - 0.2%
                                       Railroads - 0.2%
    275,000                B/B2        Kansas City Southern Mex, 7.375%, 6/1/14 (144A)             $    272,938
                                                                                                   ------------
                                       Total Transportation                                        $    272,938
                                                                                                   ------------
                                       Automobiles & Components - 2.3%
                                       Auto Parts & Equipment - 2.3%
  2,800,000                B/B3        Baldor Electric, 8.625%, 2/15/17                            $  2,961,000
                                                                                                   ------------
                                       Total Automobiles & Components                              $  2,961,000
                                                                                                   ------------
                                       Consumer Services - 0.3%
                                       Casinos & Gaming - 0.3%
    350,000                CCC+/B3     Tropicana Finance Corp., 9.625%, 12/15/14 (144A)            $    336,875
                                                                                                   ------------
                                       Total Consumer Services                                     $    336,875
                                                                                                   ------------
                                       Media - 1.8%
                                       Advertising - 1.8%
  2,240,000                B/Ba3       Interpublic Group, Inc., 7.25%, 8/15/11                     $  2,251,200
                                                                                                   ------------
                                       Total Media                                                 $  2,251,200
                                                                                                   ------------
                                       Food, Beverage & Tobacco - 0.2%
                                       Tobacco - 0.2%
    200,000                B/B2        Alliance One International, 8.5%, 5/15/12 (144A)            $    204,500
                                                                                                   ------------
                                       Total Food, Beverage & Tobacco                              $    204,500
                                                                                                   ------------

   The accompanying notes are an integral part of these financial statements. 11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                    Value
                                       Health Care Equipment & Services - 1.2%
                                       Health Care Facilities - 0.3%
    325,000                B-/B3       Community Health Systems, 8.875%, 7/15/15               $    329,469
                                                                                               ------------
                                       Health Care Services - 0.9%
    420,000                CCC+/Caa1   Surgical Care Affiliates, 10.0%, 7/15/17 (144A)         $    417,900
    540,000                CCC+/B3     Surgical Care Affiliates, 8.875%, 7/15/15 (144A) (c)         537,300
    175,000     8.76       B+/B3       Universal Hospital, Floating Rate Note, 6/1/15               175,000
                                                                                               ------------
                                                                                               $  1,130,200
                                                                                               ------------
                                       Total Health Care Equipment & Services                  $  1,459,669
                                                                                               ------------
                                       Pharmaceuticals & Biotechnology - 2.6%
                                       Pharmaceuticals - 2.6%
  3,465,000                B+/Ba3      Valeant Pharmaceuticals, 7.0%, 12/15/11                 $  3,378,375
                                                                                               ------------
                                       Total Pharmaceuticals & Biotechnology                   $  3,378,375
                                                                                               ------------
                                       Diversified Financials - 1.6%
                                       Investment Banking & Brokerage - 0.7%
    930,000                NA/Caa1     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $    925,350
                                                                                               ------------
                                       Specialized Finance - 0.9%
    650,000                B/B2        Buffalo Thunder Rev Auth., 9.375%, 12/15/14             $    650,000
    500,000    12.61       B-/Caa1     Chr Intermediate Holdings, Floating Rate Note,
                                       6/1/13 (144A) (c)                                            498,125
                                                                                               ------------
                                                                                               $  1,148,125
                                                                                               ------------
                                       Total Diversified Financials                            $  2,073,475
                                                                                               ------------
                                       Insurance - 0.5%
                                       Insurance Brokers - 0.5%
    700,000                NR/Caa1     Actuant Corp., 10.25%, 6/15/15 (144A)                   $    673,750
                                                                                               ------------
                                       Total Insurance                                         $    673,750
                                                                                               ------------
                                       Real Estate - 4.7%
                                       Real Estate Management & Development - 2.7%
  3,435,000                BB-/Ba3     Forest City Enterprises, 7.625%, 6/1/15                 $  3,460,763
                                                                                               ------------
                                       Real Estate Investment Trusts - 1.2%
  1,500,000                BB-/Ba2     BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $  1,505,625
                                                                                               ------------
                                       Retail Real Estate Investment Trusts - 0.8%
  1,000,000                BB+/Ba1     Rouse Co. LP/TRC Co., 6.75%, 5/1/13 (144A)              $    999,112
                                                                                               ------------
                                       Total Real Estate                                       $  5,965,500
                                                                                               ------------
                                       Technology Hardware & Equipment - 3.1%
                                       Computer Hardware - 0.5%
    650,000                B/Ba3       Compucom Systems, Inc., 12.0%, 11/1/14 (144A)           $    698,750
                                                                                               ------------
                                       Electronic Equipment & Instruments - 1.4%
    250,000                B+/B1       General Cable Corp., 7.125%, 4/1/17 (144A)              $    247,500
  1,500,000                B-/B3       Itron, Inc., 7.75%, 5/15/12                                1,507,500
                                                                                               ------------
                                                                                               $  1,755,000
                                                                                               ------------
                                       Technology Distributors - 1.2%
  1,600,000                BB+/Ba1     Anixter International Corp., 5.95%, 3/1/15              $  1,496,000
                                                                                               ------------
                                       Total Technology Hardware & Equipment                   $  3,949,750
                                                                                               ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                            Value
                                       Utilities - 5.8%
                                       Electric Utilities - 2.6%
  2,180,000                BB+/Ba3     Allegheny Energy Supply, 7.8%, 3/15/11                           $ 2,261,750
    500,000                BB+/Ba3     Allegheny Energy Supply, 8.25%, 4/15/12 (144A)                       532,500
    465,000                BB+/Ba1     CMS Energy Corp., 7.5%, 1/15/09                                      478,001
                                                                                                        -----------
                                                                                                        $ 3,272,251
                                                                                                        -----------
                                       Independent Power Producer & Energy Traders - 1.0%
  1,333,000                B/B1        NRG Energy, Inc., 7.375%, 1/15/17                                $ 1,337,999
                                                                                                        -----------
                                       Multi-Utilities - 2.2%
  2,350,000                BB+/Ba1     CMS Energy Corp., 7.75%, 8/1/10                                  $ 2,443,735
    325,000                BB+/Ba1     CMS Energy Corp., 6.875%, 12/15/15                                   329,252
                                                                                                        -----------
                                                                                                        $ 2,772,987
                                                                                                        -----------
                                       Total Utilities                                                  $ 7,383,237
                                                                                                        -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $80,844,365)                                               $79,712,817
                                                                                                        -----------
                                       SENIOR FLOATING RATE LOAN INTERESTS - 2.6%**
                                       Automobiles & Components - 0.2%
                                       Auto Parts & Equipment - 0.2%
    250,000                B+/B2       Lear Corp., U.S. Term Loan, 2.75%, 6/6/12                        $   248,038
                                                                                                        -----------
                                       Total Automobiles & Components                                   $   248,038
                                                                                                        -----------
                                       Consumer Durables & Apparel - 0.2%
                                       Homebuilding - 0.2%
    250,000                B+/B2       Landsource Communities Development LLC, Second Lien Term
                                       Loan, 9.86%, 2/27/14                                             $   252,188
                                                                                                        -----------
                                       Total Consumer Durables & Apparel                                $   252,188
                                                                                                        -----------
                                       Health Care Equipment & Services - 0.9%
                                       Health Care Facilities - 0.5%
    685,000                BB-/Ba3     Community Health Systems, Inc., Senior Unsecured Bridge Loan,
                                       4.0%, 4/19/08                                                    $   683,288
                                                                                                        -----------
                                       Health Care Supplies - 0.4%
    450,000                BB/B1       Inverness Medical Innovations, Second Lien Term Loan,
                                       4.25%, 6/26/15                                                   $   452,812
                                                                                                        -----------
                                       Total Health Care Equipment & Services                           $ 1,136,100
                                                                                                        -----------
                                       Diversified Financials - 0.4%
                                       Other Diversified Financial Services - 0.4%
    500,000                NR/NR       Niagara Corp., Term B Loan, 5.0%, 6/29/14                        $   500,000
                                                                                                        -----------
                                       Total Diversified Financials                                     $   500,000
                                                                                                        -----------
                                       Utilities - 0.9%
                                       Independent Power Producer & Energy Traders - 0.9%
    239,004                BB/Ba1      NRG Energy, Inc., HoldCo Delayed Loan, 2.5%, 6/8/14              $   237,510
    286,398                BB/Ba1      NRG Energy, Inc., Credit Linked Loan, 1.75%, 2/1/13                  285,605
    691,596                BB/Ba1      NRG Energy, Inc., Term Loan, 1.75%, 2/1/13                           689,681
                                                                                                        -----------
                                                                                                        $ 1,212,796
                                                                                                        -----------
                                       Total Utilities                                                  $ 1,212,796
                                                                                                        -----------
                                       TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                       (Cost $3,354,159)                                                $ 3,349,122
                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements. 13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

                           S&P/
Principal      Floating    Moody's
Amount ($)     Rate (a)    Ratings                                                                             Value
                                       TEMPORARY CASH INVESTMENTS - 4.2%
                                       Repurchase Agreement - 3.9%
  5,000,000                            UBS Warburg, Inc., 4.25%, dated 6/29/07, repurchase price of
                                       $5,000,000 plus accrued interest on 7/2/07, collateralized by
                                       $7,838,000 U.S. Treasury Bill, 3.625%, 1/15/08                   $  5,000,000
                                                                                                        ------------
     Shares
                                       Security Lending Collateral - 0.3%
    345,855                            Securities Lending Investment Fund, 5.28%                        $    345,855
                                                                                                        ------------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $5,345,855)                                                $  5,345,855
                                                                                                        ------------
                                       TOTAL INVESTMENT IN SECURITIES - 98.4%
                                       (Cost $121,570,852)                                              $125,742,591
                                                                                                        ------------
                                       OTHER ASSETS AND LIABILITIES - 1.6%                              $  2,056,151
                                                                                                        ------------
                                       TOTAL NET ASSETS - 100.0%                                        $127,798,742
                                                                                                        ============

*      Non-income producing security.
NR     Not rated by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       June 30, 2007, the value of these securities amounted to $22,194,899 or 17.4% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. Rate shown is rate at period end.
(b)    At June 30, 2007, the following securities were out on loan:

       Shares    Security                           Value
       3,900     Franklin Electric Co., Inc.    $ 184,002
       3,450     Liberty Property Trust           151,559
                                                ---------
                 Total                          $ 335,561
                                                =========

(c) Represents a pay-in-kind security which may pay interest in additional principal.

14 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/07    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
Class I                                                (unaudited)   12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                     $ 11.01     $ 10.88     $ 11.67     $ 11.45     $  9.27     $ 10.33
                                                         -------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.29     $  0.59     $  0.61     $  0.62     $  0.76     $  0.92
 Net realized and unrealized gain (loss) on investments     0.35        0.29       (0.41)       0.27        2.18       (1.06)
                                                         -------     -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations     $  0.64     $  0.88     $  0.20     $  0.89     $  2.94     $ (0.14)
Distributions to shareowners:
 Net investment income                                     (0.29)      (0.60)      (0.61)      (0.62)      (0.76)      (0.92)
 Net realized gain                                         (0.01)      (0.15)      (0.38)      (0.05)         --          --
                                                         -------     -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value             $  0.34     $  0.13     $ (0.79)    $  0.22     $  2.18     $ (1.06)
                                                         -------     -------     -------     -------     -------     -------
Net asset value, end of period                           $ 11.35     $ 11.01     $ 10.88     $ 11.67     $ 11.45     $  9.27
                                                         =======     =======     =======     =======     =======     =======
Total return*                                               5.89%       8.52%       1.95%       8.03%      32.78%      (1.42)%
Ratio of net expenses to average net assets+                0.76%**     0.74%       0.77%       0.78%       0.89%       1.02%
Ratio of net investment income to average net assets+       5.22%**     5.51%       5.52%       5.40%       7.22%       9.39%
Portfolio turnover rate                                       68%**       28%         37%         42%         48%         42%
Net assets, end of period (in thousands)                 $74,165     $65,890     $63,452     $70,890     $66,587     $41,111
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                               0.76%**      0.74%      0.77%       0.78%       0.89%       1.02%
 Net investment income                                      5.22%**      5.51%      5.52%       5.40%       7.22%       9.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements. 15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/07    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
Class II                                                    (unaudited)   12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                         $ 11.01      $ 10.88     $ 11.67     $ 11.46     $  9.28     $ 10.33
                                                             -------      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.28      $  0.57     $  0.59     $  0.58     $  0.76     $  0.80
 Net realized and unrealized gain (loss) on investments         0.35         0.28       (0.41)       0.27        2.17       (1.05)
                                                             -------      -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations         $  0.63      $  0.85     $  0.18     $  0.85     $  2.93     $ (0.25)
Distributions to shareowners:
 Net investment income                                         (0.28)       (0.57)      (0.58)      (0.59)      (0.75)      (0.80)
 Net realized gain                                             (0.01)       (0.15)      (0.39)      (0.05)         --          --
                                                             -------      -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value                 $  0.34      $  0.13     $ (0.79)    $  0.21     $  2.18     $ (1.05)
                                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period                               $ 11.35      $ 11.01     $ 10.88     $ 11.67     $ 11.46     $  9.28
                                                             =======      =======     =======     =======     =======     =======
Total return*                                                   5.75%        8.25%       1.70%       7.76%      32.64%      (2.42)%
Ratio of net expenses to average net assets+                    1.01%**      0.99%       1.02%       1.03%       1.09%       1.82%
Ratio of net investment income to average net assets+           4.97%**      5.27%       5.27%       5.12%       6.33%       8.67%
Portfolio turnover rate                                           68%**        28%         37%         42%         48%         42%
Net assets, end of period (in thousands)                     $53,634      $53,196     $47,169     $51,912     $17,601     $   228
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                   1.01%**      0.99%       1.02%       1.04%       1.09%       1.82%
 Net investment income                                          4.97%**      5.27%       5.27%       5.12%       6.33%       8.67%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                   1.01%**      0.99%       1.02%       1.04%       1.09%       0.97%
 Net investment income                                          4.97%**      5.27%       5.27%       5.12%       6.33%       0.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

16 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $335,561) (cost    $ 125,742,591
  $121,570,852)
 Receivables --
   Investment securities sold                                                              4,210,047
   Fund shares sold                                                                          353,901
   Dividends and interest                                                                  1,417,736
 Other                                                                                        13,130
                                                                                       -------------
  Total assets                                                                         $ 131,737,405
                                                                                       -------------
LIABILITIES:
 Payables -
   Investment securities purchased                                                     $   2,650,037
   Fund shares repurchased                                                                    12,944
   Upon return of securities loaned                                                          345,855
 Due to bank                                                                                 886,028
 Due to affiliates                                                                             9,623
 Accrued expenses                                                                             34,176
                                                                                       -------------
  Total liabilities                                                                    $   3,938,663
                                                                                       -------------
NET ASSETS:
 Paid-in capital                                                                       $ 121,402,147
 Undistributed net investment income                                                           4,989
 Accumulated net realized gain on investments                                              2,219,867
 Net unrealized gain on investments                                                        4,171,739
                                                                                       -------------
  Total net assets                                                                     $ 127,798,742
                                                                                       -------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                            $  74,164,643
Shares outstanding                                                                         6,534,454
                                                                                       -------------
 Net asset value per share                                                             $       11.35
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                            $  53,634,099
Shares outstanding                                                                         4,726,670
                                                                                       -------------
 Net asset value per share                                                             $       11.35

   The accompanying notes are an integral part of these financial statements. 17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $396)       $  257,932
 Interest                                                 3,439,837
 Income on securities loaned, net                               248
                                                         ----------
  Total investment income                                $3,698,017
                                                         ----------
EXPENSES:
 Management fees                                         $  402,004
 Transfer agent fees and expenses                             1,491
 Distribution fees (Class II)                                67,020
 Administrative reimbursements                               13,916
 Custodian fees                                              11,061
 Professional fees                                           22,620
 Printing expenses                                           12,801
 Fees and expenses of nonaffiliated trustees                  3,471
 Miscellaneous                                                2,364
                                                         ----------
  Total expenses                                         $  536,748
                                                         ----------
  Net expenses                                           $  536,748
                                                         ----------
   Net investment income                                 $3,161,269
                                                         ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                      $2,414,962
                                                         ----------
 Change in net unrealized gain from investments:         $1,304,783
                                                         ----------
 Net gain on investments                                 $3,719,745
                                                         ==========
 Net increase in net assets resulting from operations    $6,881,014
                                                         ==========

18 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended
                                                                          6/30/07        Year Ended
                                                                        (unaudited)       12/31/06
FROM OPERATIONS:
Net investment income                                                  $   3,161,269    $   6,086,609
Net realized gain (loss) on investments                                    2,414,962          (69,615)
Change in net unrealized gain on investments                               1,304,783        3,072,205
                                                                       -------------    -------------
  Net increase in net assets resulting from operations                 $   6,881,014    $   9,089,199
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.29 and $0.60 per share, respectively)                     $  (1,825,441)   $  (3,561,448)
 Class II ($0.28 and $0.57 per share, respectively)                       (1,342,756)      (2,573,283)
Net realized gain
 Class I ($0.01 and $0.15 per share, respectively)                           (67,578)        (896,053)
 Class II ($0.01 and $0.15 per share, respectively)                          (49,855)        (641,246)
                                                                       -------------    -------------
  Total distributions to shareowners                                   $  (3,285,630)   $  (7,672,030)
                                                                       -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $  24,110,934    $  42,128,260
Reinvestment of distributions                                              3,281,627        7,664,420
Cost of shares repurchased                                               (22,275,590)     (42,744,410)
                                                                       -------------    -------------
  Net increase in net assets resulting from Fund share transactions    $   5,116,971    $   7,048,270
                                                                       -------------    -------------
  Net increase in net assets                                           $   8,712,355    $   8,465,439
NET ASSETS:
Beginning of period                                                      119,086,387      110,620,948
                                                                       -------------    -------------
End of period                                                          $ 127,798,742    $ 119,086,387
                                                                       =============    =============
Undistributed net investment income, end of period                     $       4,989    $      11,917
                                                                       =============    =============

   The accompanying notes are an integral part of these financial statements. 19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer High Yield VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
  Pioneer High Yield VCT Portfolio (High Yield Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
  Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
  Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
    Portfolio) (Class II shares only)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
    Growth Portfolio) (Class II shares only)
  Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
    (Class I shares only)
  Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
  Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
    shares only)
  Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
    (Class II shares only)
  Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
    (Class II shares only)
  Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
    Allocation Portfolio) (Class II shares only)
  Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
    Allocation Portfolio)
  Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
    Allocation Portfolio) (Class II shares only)
  Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/ premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The High Yield Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2007, the Portfolio had no open forward contracts.

D.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio elected to defer $4,026 in capital losses recognized between November 1, 2006 and December 31, 2006 to its fiscal year ending December 31, 2007.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                        2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                      $6,868,259
Long-Term capital gain                                                  803,771
                                                                     ----------
  Total distributions                                                $7,672,030
                                                                     ==========
Distributable Earnings:
Undistributed ordinary income                                        $   44,667
Undistributed long-term gain                                            102,907
Post October loss deferred                                               (4,026)
Unrealized appreciation                                               2,657,663
                                                                     ----------
  Total                                                              $2,801,211
                                                                     ==========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and interest accrual on preferred stock.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $4,698 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,194 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $731 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------
                                                       Gross           Gross            Net
                                      Tax Cost      Appreciation    Depreciation    Appreciation
------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio    $121,758,776    $7,038,366      $(3,054,551)    $3,983,815
                                    ============    ==========      ===========     ==========
------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $43,078,270 and $40,165,053, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                 '07 Shares     '07 Amount
High Yield Portfolio             (unaudited)    (unaudited)    '06 Shares    '06 Amount
-----------------------------------------------------------------------------------------
CLASS I:
Shares sold                      1,024,821      $11,579,331     1,596,995    $17,290,829
Reinvestment of distributions      166,690        1,889,135       413,480      4,450,031
Shares repurchased                (639,784)      (7,222,761)   (1,859,060)   (20,124,873)
                                ---------------------------------------------------------
  Net increase                     551,727      $ 6,245,705       151,415    $ 1,615,987
                                =========================================================
CLASS II:
Shares sold                      1,103,433      $12,531,603     2,285,628    $24,837,431
Reinvestment of distributions      122,902        1,392,492       298,606      3,214,389
Shares repurchased              (1,331,229)     (15,052,829)   (2,087,846)   (22,619,537)
                                ---------------------------------------------------------
   Net increase (decrease)        (104,894)     $(1,128,734)      496,388    $ 5,432,283
                                =========================================================
-----------------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Vincent Nave, Treasurer                             Mary K. Bush
Dorothy E. Bourassa, Secretary                      Margaret B.W. Graham
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19622-01-0807



                                                            [LOGO]PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Ibbotson Asset Allocation Series VCT Portfolios


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Moderate Allocation Portfolio - Portfolio and
    Performance Update                                           2

  Growth Allocation Portfolio - Portfolio and
    Performance Update                                           3

  Aggressive Allocation Portfolio - Portfolio and
    Performance Update                                           4

  Comparing Ongoing Portfolio Expenses                           5

  Market Overview and Strategy                                   8

  Portfolio Reviews                                             10

  Schedule of Investments                                       11

  Financial Statements                                          14

  Notes to Financial Statements                                 23

  Trustees, Officers and Service Providers                      27

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  60%
Fixed-Income            40%

Actual Asset Allocations

Large Cap Growth Stocks                                              15.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               15.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           6.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            6.0
--------------------------------------------------------------------------------
International Stocks                                                 12.0
--------------------------------------------------------------------------------
Emerging Markets                                                      2.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   3.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      8.0
--------------------------------------------------------------------------------
Bonds                                                                 9.0
--------------------------------------------------------------------------------
Short Term Bonds                                                     17.0
--------------------------------------------------------------------------------
Cash Equivalents                                                      6.0
--------------------------------------------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stocks                                 Pioneer Independence            3.01%
--------------------------------------      -------------------------------------
Pioneer Fund                   8.97%        International Stocks
--------------------------------------      -------------------------------------
Pioneer Research               9.93         Pioneer International Equity   10.13
--------------------------------------      -------------------------------------
Pioneer Oak Ridge Large                     Pioneer Emerging Markets        2.13
  Cap Growth                   7.80         -------------------------------------
--------------------------------------      Pioneer Europe Select Equity    3.00
Pioneer Value                  2.99         -------------------------------------
--------------------------------------      Bonds
Pioneer Cullen Value           3.97         -------------------------------------
--------------------------------------      Pioneer High Yield              4.31
Pioneer Mid Cap Growth         2.00         -------------------------------------
--------------------------------------      Pioneer Bond                    8.97
Pioneer Mid Cap Value          1.99         -------------------------------------
--------------------------------------      Pioneer Short Term Income      18.01
Pioneer Small Cap Value        1.99         -------------------------------------
--------------------------------------      Pioneer Government Income       2.28
Pioneer Real Estate            2.80         -------------------------------------
--------------------------------------      Pioneer Global High Yield       1.98
Pioneer Growth Opportunities   1.99         -------------------------------------
--------------------------------------      Pioneer Strategic Income        1.75
                                            -------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                               6/30/07       12/31/06
Net Asset Value per Share
Class I                        $12.05         $11.62
Class II                       $12.03         $11.61

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
Class I                     $0.1229       $0.0002            $0.1496
Class II                    $0.1226       $0.0002            $0.1496

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                              Pioneer Ibbotson      Pioneer Ibbotson
                           Lehman Brothers   Moderate Allocation  Moderate Allocation
           S&P 500         Aggregate Bond     VCT Portfolio --     VCT Portfolio --
            Index             Index               Class II               Class I
3/05        10,000            10,000               10,000                 10,000
6/05        10,137            10,301               10,111                 10,111
6/06        11,011            10,218               10,912                 10,912
6/07        13,276            10,843               12,521                 12,542

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class*
(3/18/05)                       10.18%        10.10%
1 Year                          14.94         14.75

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolios Class II shares. Class I shares commenced operations on 12/15/06.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  75%
Fixed Income            25%

Actual Asset Allocation

Large Cap Growth Stocks                                              16.5%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               17.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                           8.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                            8.5
--------------------------------------------------------------------------------
International Stocks                                                 16.0
--------------------------------------------------------------------------------
Emerging Markets                                                      4.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   4.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      5.0
--------------------------------------------------------------------------------
Bonds                                                                 7.5
--------------------------------------------------------------------------------
Short Term Bonds                                                     12.5
--------------------------------------------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stock                                  Pioneer Independence            2.96%
--------------------------------------      -------------------------------------
Pioneer Fund                    8.97%       International Stocks
--------------------------------------      -------------------------------------
Pioneer Research               11.78        Pioneer International Equity   11.94
--------------------------------------      -------------------------------------
Pioneer Oak Ridge Large                     Pioneer Emerging Markets        4.02
  Cap Growth                    8.83        -------------------------------------
--------------------------------------      Pioneer Europe Select Equity    3.95
Pioneer Value                   3.12        -------------------------------------
--------------------------------------      Bonds
Pioneer Cullen Value            3.94        -------------------------------------
--------------------------------------      Pioneer High Yield              2.04
Pioneer Mid Cap Growth          3.13        -------------------------------------
--------------------------------------      Pioneer Bond                    7.94
Pioneer Mid Cap Value           3.90        -------------------------------------
--------------------------------------      Pioneer Short Term Income      10.93
Pioneer Small Cap Value         2.95        -------------------------------------
--------------------------------------      Pioneer Government Income       0.82
Pioneer Real Estate             3.86        -------------------------------------
--------------------------------------      Pioneer Strategic Income        0.98
Pioneer Growth Opportunities    2.95        -------------------------------------
--------------------------------------      Pioneer Global High Yield       0.99
                                            -------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                                           6/30/07       12/31/06
Net Asset Value per Share (Class II)       $12.53         $12.07

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $0.1271        $0.0002           $0.2317

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Peer's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer Ibbotson
             Aggressive Allocation                                Lehman Brothers
                 VCT Portfolio,             S&P 500                  Aggregate
                   Class II                  Index                  Bond Index
3/05                10,000                   10,000                   10,000
6/05                10,161                   10,137                   10,301
6/06                11,180                   11,011                   10,218
6/07                13,085                   13,276                   10,843

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

Net Asset Value                 Class II
Life-of-Class
(3/18/05)                       12.04%
1 Year                          17.04

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                  90%
Fixed Income            10%

Actual Asset Allocations

Large Cap Growth Stocks                                              19.0%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                               19.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                           10.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                          10.5
--------------------------------------------------------------------------------
International Stocks                                                 21.0
--------------------------------------------------------------------------------
Emerging Markets                                                      5.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                   5.0
--------------------------------------------------------------------------------
High Yield Bonds                                                      0.0
--------------------------------------------------------------------------------
Bonds                                                                 7.0
--------------------------------------------------------------------------------
Short Term Bonds                                                      3.0
--------------------------------------------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stocks                                 Pioneer Real Estate             4.59%
--------------------------------------      -------------------------------------
Pioneer Fund                    9.90%       Pioneer Growth Opportunities    3.81
--------------------------------------      -------------------------------------
Pioneer Research               12.81        Pioneer Independence            3.64
--------------------------------------      -------------------------------------
Pioneer Oak Ridge Large                     International Stock
  Cap Growth                    9.77        -------------------------------------
--------------------------------------      Pioneer Europe Select Equity    5.91
Pioneer Value                   3.93        -------------------------------------
--------------------------------------      Pioneer International Equity   15.12
Pioneer Cullen Value            5.22        -------------------------------------
--------------------------------------      Pioneer Emerging Markets        5.17
Pioneer Mid Cap Growth          2.95        -------------------------------------
--------------------------------------      Bonds
Pioneer Mid Cap Value           4.88        -------------------------------------
--------------------------------------      Pioneer Bond                    5.85
Pioneer Small Cap Value         3.88        -------------------------------------
--------------------------------------      Pioneer Short Term Income       2.57
                                            -------------------------------------

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                                           6/30/07       12/31/06
Net Asset Value per Share (Class II)       $12.81         $12.42

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $0.1570        $     -           $0.3843

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Aggressive Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               Pioneer Ibbotson
            Aggressive Allocation                                Lehman Brothers
               VCT Portfolio,               S&P 500               Aggregate Bond
                  Class II                   Index                    Index
3/05                10,000                   10,000                   10,000
6/05                10,151                   10,137                   10,301
6/06                11,397                   11,011                   10,218
6/07                13,557                   13,276                   10,843

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

Net Asset Value                 Class II
Life-of-Class
(3/18/05)                       14.05%
1 Year                          18.95

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                         I               II
       ------------------------------------------------------------------------
       Beginning Account Value on 1/1/07               $1,000.00       $1,000.00
       Ending Account Value on 6/30/07                 $1,060.40       $1,059.50
       Expenses Paid During the Period*                $    4.55       $    5.77

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.89% for Class I Shares and 1.13% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                         I                 II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07               $1,000,000      $1,000,000
       Ending Account Value on 6/30/07                 $ 1,020.38      $ 1,019.19
       Expenses Paid During the Period*                $     4.46      $     5.66

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.89% for Class I Shares and 1.13% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                       II
       -----------------------------------------------------------
       Beginning Account Value on 1/1/07              $1,000.00
       Ending Account Value on 6/30/07                $1,067.60
       Expenses Paid During Period*                   $    5.95

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.16% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                        II
       ------------------------------------------------------------
       Beginning Account Value on 1/1/07              $1,000.00
       Ending Account Value on 6/30/07                $1,019.04
       Expenses Paid During Period*                   $    5.81

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.16% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                        II
       -----------------------------------------------------------
       Beginning Account Value on 1/1/07              $1,000.00
       Ending Account Value on 6/30/07                $1,074.60
       Expenses Paid During Period*                   $    8.08

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.57% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                        II
       -----------------------------------------------------------
       Beginning Account Value on 1/1/07               $1,000.00
       Ending Account Value on 6/30/07                 $1,017.01
       Expenses Paid During Period*                    $    7.85

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.57% for Class II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/07
--------------------------------------------------------------------------------

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates Advisors, LLC, the Portfolio's subadviser and member of the investment committee that manages the Portfolios, discusses the market environment and investment strategies that applied to the Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the semiannual period ended June 30, 2007.

Q. Could you characterize the economic and market backdrop during the first half of 2007?

A. The first half of the year saw solid economic growth, amidst uncertainty over the future impact of the housing sector, and the subprime mortgage market in particular, on the overall economy. Inflation generally remained moderate, although there were indicators including continued strong employment and high oil prices that raised concerns over its direction. The Federal Reserve Board held the benchmark Fed funds rate steady at its current 5.25% during the six months, while noting that controlling inflation continued to be its principal focus.

     At the beginning of the period, the yield curve was inverted, with short-term rates higher than long-term rates. (The yield curve shows the relationship between bond maturities and yields.) As the period progressed, a rise in inflationary concerns caused the yield curve to re-steepen, as longer Treasuries began to reflect the risk of their returns being eroded. Interest rates ended the year higher along the yield curve. Since a bond's price moves in the opposite direction of its yield, this meant that bond prices generally fell over the period. The U.S. equity market provided strong positive returns. International equities continued to outperform the domestic stock market.

Q. What were the strategic considerations that you applied to the three Portfolios in allocating assets?

A. For each Portfolio, assets were invested in keeping with its broad target asset allocation ranges and specific mutual fund targets. In addition, we implemented three strategies across all the Portfolios.

     Within the U.S. stock portion of each Portfolios, we continued to emphasize large-capitalization stocks relative to small-cap stocks. We did this for a number of reasons. While small-cap stocks have historically outperformed large-caps, there is a cyclical aspect to this performance leadership, and the current cycle of outperformance has been unusually long. In addition, small-cap stocks are currently trading at valuations approximately double those for large-caps. Finally, if the economy slows as a result of higher interest rates, large-cap stocks may be more resilient. For the period, this strategy was a slight negative for performance. However, during the second quarter, large-cap stocks displayed meaningful outperformance versus small-cap shares. We believe that the market may be on the brink of a cycle of large-cap performance leadership and expect to maintain this overweight positioning going forward. With respect to the other equity categories, exposure remained neutral (relative to the S&P 500 Index) throughout the period. We also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

     A second strategic emphasis was within the fixed-income portion of each Portfolio, where we have continued to deemphasize the long-term bond vehicle, with the difference allocated to the shorter-term fixed-income alternative. This strategy worked well for the period, as longer-term issues experienced the most impact from rising interest rates. While it is difficult to predict the direction for long-term interest rates over the short term, over time we do expect long-term bond yields to continue to trend higher, with corresponding downward pressure on prices of these issues. In addition, short-term rates are reasonably attractive given the Fed's past increases of

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets may be less liquid and can be more volatile than U.S. markets. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/07
--------------------------------------------------------------------------------

     the benchmark rate. In view of these factors, we believe the risk/reward profile continues to be more favorable among shorter-term issues. Elsewhere within fixed-income, we maintained neutral positions in the high-yield bond offering, as well as in the non-U.S. fixed-income option.

     Finally, we continued to underweight REITs (Real Estate Investment Trusts). This strategy added to performance over the six months, as REITs fell sharply in the second quarter of 2007. REITs are traditionally most attractive to investors seeking income return, and in the recent past these issues benefited from the period of low interest rates. As rates have risen, REIT yields have reached historically low levels relative to Treasury bonds. At the same time, REITs, on the whole, continue to be priced at much higher valuations than the general stock market, as gauged by traditional valuation measures such as price-to-earnings ratio. In addition to appearing fully valued when compared to both bonds and the rest of the stock market, REITs may be vulnerable to higher market interest rate levels, which we expect to lead to continued cooling in the real estate sector. We continue to underweight REITs in view of our risk/reward assessment.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. Overall, our outlook continues to be for a relatively stable economic backdrop. Core inflation continues to run at the upper end of the Fed's comfort zone, and the job market is producing solid employment numbers. We anticipate ongoing weakness in the U.S. dollar in view of the U.S. trade, budget and savings deficits. This also implies the likelihood of higher interest rate levels and relatively low returns for bonds. We are continuing to monitor high-yield bonds in particular for possible trimming.

     The outlook for corporate profit growth remains solid, and we believe the U.S. stock market is fairly priced. In view of our outlook for the dollar, however, we continue to evaluate overseas markets as a possible area of emphasis. We anticipate further softening in the real estate sector and will be closely watching for any impact that may have on the broader economy.

     Going forward, we will continue to monitor economic indicators and interest rates to evaluate whether we need to adjust the views underlying our strategic allocations.


Please see Portfolio Reviews beginning on page 10 for information on specific weightings and performance for each of the Portfolios.

Any information in this shareholder report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/07
--------------------------------------------------------------------------------

Moderate Allocation

The Portfolio's total returns for the semiannual period ended June 30, 2007, were 6.04% for the Class I shares and 5.95% for Class II shares.

The Portfolio targeted an asset allocation of 50-70% equities and 30-50% fixed-income during the semiannual period ended June 30, 2007. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 10.13% of investments at June 30, 2007. Pioneer Research Fund was the next largest equity holding at 9.93% of investments. Large-capitalization holdings were weighted slightly above the target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter-duration bond fund, Pioneer Short Term Income Fund, at 18.01%, while a longer-duration bond fund, Pioneer Bond Fund, represented 8.97% of investments. (Duration is a measure of a bond's price sensitivity to changes in interest rates.)

Growth Allocation

The Portfolio's total return for the semiannual period ended June 30, 2007, was 6.76% for Class II shares.

The Portfolio targeted an asset allocation of 70-100% equities and 0-30% fixed-income during the semiannual period ended June 30, 2007. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 11.94% of investments on June 30, 2007. The largest domestic equity allocation was to Pioneer Research Fund (11.78%) followed by Pioneer Fund (8.97%). Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 10.93%, while a longer duration bond fund, Pioneer Bond Fund, represented 7.94% of investments.

Aggressive Allocation

The Portfolio's total return for the semiannual period ended June 30, 2007, was 7.46% for Class II shares.

The Portfolio targeted an asset allocation of 85-100% equities and 0-15% fixed-income during the semiannual period ended June 30, 2007. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 15.12% of investments on June 30, 2007. The largest domestic equity allocation was to Pioneer Research Fund (12.81%) followed by Pioneer Fund (9.90%). Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a longer-duration bond fund, Pioneer Bond Fund, at 5.85% of investments, while a shorter-duration bond fund, Pioneer Short Term Income Fund, represented 2.57% of investments.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets may be less liquid and can be more volatile than U.S. markets. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                                 Value
            MUTUAL FUNDS - 98.6%
            PIONEER FUNDS - 98.6%
 1,523,210  Pioneer Bond Fund Class Y                               $ 13,526,105
                                                                    ------------
   281,042  Pioneer Cullen Value Fund Class Y                          5,986,203
                                                                    ------------
    82,090  Pioneer Emerging Markets Fund Class Y                      3,208,067
                                                                    ------------
    96,929  Pioneer Europe Select Equity Class Y                       4,513,989
                                                                    ------------
   260,619  Pioneer Fund Class Y                                      13,523,529
                                                                    ------------
   239,862  Pioneer Global High Yield Fund Class Y                     2,986,281
                                                                    ------------
   373,742  Pioneer Government Income Fund Class Y                     3,434,687
                                                                    ------------
    96,250  Pioneer Growth Opportunities Fund
            Class Y                                                    3,002,022
                                                                    ------------
   576,925  Pioneer High Yield Fund Class Y                            6,501,945
                                                                    ------------
   315,639  Pioneer Independence Fund Class Y                          4,532,579
                                                                    ------------
   527,768  Pioneer International Equity Fund Class Y                 15,268,342
                                                                    ------------
   175,682  Pioneer Mid-Cap Growth Fund Class Y                        3,016,464
                                                                    ------------
   111,824  Pioneer Mid-Cap Value Fund Class Y                         2,999,115
                                                                    ------------
   806,624  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                                   11,760,574
                                                                    ------------
   139,837  Pioneer Real Estate Shares Fund Class Y                    4,220,290
                                                                    ------------
 1,206,833  Pioneer Research Fund Class Y                             14,964,725
                                                                    ------------
 2,783,498  Pioneer Short Term Income Fund Class Y                    27,139,103
                                                                    ------------
    86,892  Pioneer Small Cap Value Fund Class Y                       3,000,370
                                                                    ------------
   254,481  Pioneer Strategic Income Fund Class Y                      2,633,880
                                                                    ------------
   246,755  Pioneer Value Fund Class Y                                 4,513,143
                                                                    ------------
            TOTAL INVESTMENTS IN SECURITIES - 98.6%
            (Cost $141,752,195)(a)                                  $150,731,413
                                                                    ------------
            OTHER ASSETS AND
            LIABILITIES - 1.4%                                      $  2,182,271
                                                                    ------------
            TOTAL NET ASSETS - 100.0%                               $152,913,684
                                                                    ============

(a) At June 30, 2007, the net unrealized gain on investments based on cost for federal tax purposes of $141,752,195 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                     $9,453,130
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                     (473,912)
                                                                      ----------
     Net unrealized gain                                              $8,979,218
                                                                      ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2007 aggregated $32,275,110 and $7,535,268, respectively.

 The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                                 Value
            MUTUAL FUNDS - 99.8%
            PIONEER FUNDS - 99.8%
 1,991,263  Pioneer Bond Fund Class Y                               $ 17,682,414
                                                                    ------------
   412,410  Pioneer Cullen Value Fund Class Y                          8,784,331
                                                                    ------------
   188,944  Pioneer Europe Select Equity Fund Class Y                  8,799,126
                                                                    ------------
   228,837  Pioneer Emerging Markets Fund Class Y                      8,942,942
                                                                    ------------
   385,121  Pioneer Fund Class Y                                      19,983,914
                                                                    ------------
   176,798  Pioneer Global High Yield Fund Class Y                     2,201,138
                                                                    ------------
   198,276  Pioneer Government Income Fund Class Y                     1,822,153
                                                                    ------------
   210,889  Pioneer Growth Opportunities Fund
            Class Y                                                    6,577,636
                                                                    ------------
   403,209  Pioneer High Yield Fund Class Y                            4,544,164
                                                                    ------------
   459,186  Pioneer Independence Fund Class Y                          6,593,909
                                                                    ------------
   919,298  Pioneer International Equity Fund Class Y                 26,595,295
                                                                    ------------
   406,508  Pioneer Mid-Cap Growth Fund Class Y                        6,979,738
                                                                    ------------
   323,845  Pioneer Mid-Cap Value Fund Class Y                         8,685,531
                                                                    ------------
 1,348,946  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                                   19,667,629
                                                                    ------------
   284,867  Pioneer Real Estate Shares Fund Class Y                    8,597,291
                                                                    ------------
 2,115,494  Pioneer Research Fund Class Y                             26,232,129
                                                                    ------------
 2,497,454  Pioneer Short Term Income Fund Class Y                    24,350,172
                                                                    ------------
   190,504  Pioneer Small Cap Value Fund Class Y                       6,578,086
                                                                    ------------
   211,727  Pioneer Strategic Income Fund Class Y                      2,191,375
                                                                    ------------
   379,666  Pioneer Value Fund Class Y                                 6,944,083
                                                                    ------------
            TOTAL INVESTMENTS IN SECURITIES - 99.8%
            (Cost $207,946,643)(a)                                  $222,753,056
                                                                    ------------
            OTHER ASSETS AND
            LIABILITIES - 0.2%                                      $    391,753
                                                                    ------------
            TOTAL NET ASSETS - 100.0%                               $223,144,809
                                                                    ============

(a) At June 30, 2007, the net unrealized gain on investments based on cost for federal tax purposes of $207,946,643 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                    $15,431,414
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                       (625,001)
                                                                     -----------
     Net unrealized gain                                             $14,806,413
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2007 aggregated $68,657,108 and $5,477,124, respectively.

12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                          Value
            MUTUAL FUNDS - 100.2%
            PIONEER FUNDS - 100.2%
    84,211  Pioneer Bond Fund Class Y                                $   747,796
                                                                     -----------
    31,299  Pioneer Cullen Value Fund Class Y                            666,679
                                                                     -----------
    16,917  Pioneer Emerging Markets Fund Class Y                        661,108
                                                                     -----------
    16,214  Pioneer Europe Select Equity Fund Class Y                    755,069
                                                                     -----------
    24,370  Pioneer Fund Class Y                                       1,264,581
                                                                     -----------
    15,598  Pioneer Growth Opportunities Fund
            Class Y                                                      486,504
                                                                     -----------
    32,386  Pioneer Independence Fund Class Y                            465,059
                                                                     -----------
    66,756  Pioneer International Equity Fund Class Y                  1,931,244
                                                                     -----------
    21,945  Pioneer Mid-Cap Growth Fund Class Y                          376,793
                                                                     -----------
    23,259  Pioneer Mid-Cap Value Fund Class Y                           623,796
                                                                     -----------
    85,571  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                                    1,247,629
                                                                     -----------
    19,435  Pioneer Real Estate Shares Fund Class Y                      586,554
                                                                     -----------
   132,008  Pioneer Research Fund Class Y                              1,636,905
                                                                     -----------
    33,740  Pioneer Short Term Income Class Y                            328,968
                                                                     -----------
    14,353  Pioneer Small Cap Value Fund Class Y                         495,623
                                                                     -----------
    27,453  Pioneer Value Fund Class Y                                   502,117
                                                                     -----------
            TOTAL INVESTMENTS IN SECURITIES - 100.2%
            (Cost $11,390,910)(a)                                    $12,776,425
                                                                     -----------
            OTHER ASSETS AND
            LIABILITIES - (0.2%)                                     $   (19,954)
                                                                     -----------
            TOTAL NET ASSETS - 100.0%                                $12,756,471
                                                                     ===========

(a) At June 30, 2007, the net unrealized gain on investments based on cost for federal tax purposes of $11,390,910 was as follows:

     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                     $1,399,080
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                        (13,565)
                                                                      ----------
     Net unrealized gain                                              $1,385,515
                                                                      ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2007 aggregated $2,383,372 and $1,153,002, respectively.

 The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                           Ended          12/15/06 (a)
                                                                                          6/30/07              to
                                                                                        (unaudited)         12/31/06
CLASS I                                                                                -------------   ------------------
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                                      $ 11.62           $ 11.63
                                                                                          -------           -------
Increase (decrease) from investment operations:
 Net investment income (b)                                                                $  0.12           $  0.05
 Net realized and unrealized gain
   (loss) on investments                                                                     0.58             (0.06)
                                                                                          -------           -------
   Net increase (decrease) from investment operations                                     $  0.70           $ (0.01)
                                                                                          -------           -------
Distributions to shareowners:
 Net investment income                                                                    $ (0.12)          $    --
 Net realized gain                                                                          (0.15)               --
                                                                                          -------           -------
 Total distributions to shareowners                                                       $ (0.27)          $    --
                                                                                          -------           -------
Net increase (decrease) in net asset value                                                $  0.43           $ (0.01)
                                                                                          -------           -------
Net asset value, end of period                                                            $ 12.05           $ 11.62
                                                                                          =======           =======
Total return*                                                                                6.04%            (0.09)%(c)
 Ratio of net expenses to average net assets+                                                0.15%**           0.90%**
 Ratio of net investment income to average net assets+                                       1.98%**           9.80%**
 Portfolio turnover rate                                                                       11%**              1%(c)
 Net assets, end of period (in thousands)                                                 $23,310           $25,009
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                              0.22%**           0.90%**
   Net investment income                                                                     1.91%**           9.80%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                        Ended                        3/18/05 (a)
                                                                                       6/30/07        Year Ended          to
                                                                                     (unaudited)       12/31/06        12/31/05
CLASS II                                                                            --------------   ------------  ----------------
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                                   $  11.61        $ 10.63          $ 10.00
                                                                                       --------        -------          -------
Increase from investment operations:
 Net investment income (b)                                                             $   0.11        $  0.24          $  0.15
 Net realized and unrealized gain on investments                                           0.58           0.87             0.48
                                                                                       --------        -------          -------
   Net increase from investment operations                                             $   0.69        $  1.11          $  0.63
                                                                                       --------        -------          -------
Distributions to shareowners:
 Net investment income                                                                 $  (0.12)       $ (0.04)         $    --
 Net realized gain                                                                        (0.15)         (0.09)              --
                                                                                       --------        -------          -------
 Total distributions to shareowners                                                    $  (0.27)       $ (0.13)         $    --
                                                                                       --------        -------          -------
Net increase (decrease) in net asset value                                             $   0.42        $  0.98          $  0.63
                                                                                       --------        -------          -------
Net asset value, end of period                                                         $  12.03        $ 11.61          $ 10.63
                                                                                       ========        =======          =======
Total return*                                                                              5.95%         10.62%            6.30%(c)
 Ratio of net expenses to average net assets+                                              0.39%**        0.46%            0.74%**
 Ratio of net investment income to average net assets+                                     1.81%**        2.24%            1.73%**
 Portfolio turnover rate                                                                     11%**           1%              27%(c)
 Net assets, end of period (in thousands)                                              $129,604        $97,980          $20,067
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                            0.47%**        0.60%            1.42%**
   Net investment income                                                                   1.73%**        2.10%            1.05%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

  The accompanying notes are an integral part of these financial statements. 15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended                        3/18/05 (a)
                                                                                        6/30/07       Year Ended          to
                                                                                      (unaudited)      12/31/06        12/31/05
CLASS II                                                                            ---------------  ------------ ----------------
Growth Allocation VCT Portfolio
Net asset value, beginning of period                                                   $  12.07       $  10.78         $ 10.00
                                                                                       --------       --------         -------
Increase from investment operations:
 Net investment income (b)                                                             $   0.07       $   0.22         $  0.11
 Net realized and unrealized gain on investments                                           0.75           1.14            0.67
                                                                                       --------       --------         -------
   Net increase from investment operations                                             $   0.82       $   1.36         $  0.78
                                                                                       --------       --------         -------
Distributions to shareowners:
 Net investment income                                                                 $  (0.13)      $  (0.02)        $    --
 Net realized gain                                                                        (0.23)         (0.05)             --
                                                                                       --------       --------         -------
 Total distributions to shareowners                                                    $  (0.36)      $  (0.07)        $    --
                                                                                       --------       --------         -------
Net increase in net asset value                                                        $   0.46        $  1.29         $  0.78
                                                                                       --------       --------         -------
Net asset value, end of period                                                         $  12.53       $  12.07         $ 10.78
                                                                                       ========       ========         =======
Total return*                                                                              6.76%         12.67%           7.80%(c)
 Ratio of net expenses to average net assets+                                              0.38%**        0.43%           0.74%**
 Ratio of net investment income to average net assets+                                     1.12%**        2.00%           1.34%**
 Portfolio turnover rate                                                                      6%**           0%             20%(c)
 Net assets, end of period (in thousands)                                              $223,145       $148,784         $13,245
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                            0.47%**        0.53%           1.74%**
   Net investment income                                                                   1.03%**        1.90%           0.34%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended                        3/18/05 (a)
                                                                                        6/30/07       Year Ended          to
                                                                                      (unaudited)      12/31/06        12/31/05
CLASS II                                                                            --------------   ------------   ---------------
Aggressive Allocation VCT Portfolio
Net asset value, beginning of period                                                    $ 12.42        $ 10.98          $10.00
                                                                                        -------        -------          ------
Increase from investment operations:
 Net investment income (b)                                                              $    --        $  0.09          $ 0.08
 Net realized and unrealized gain on investments                                           0.93           1.48            0.90
                                                                                        -------        -------          ------
  Net increase from investment operations                                               $  0.93        $  1.57          $ 0.98
                                                                                        -------        -------          ------
Distributions to shareowners:
 Net investment income                                                                  $ (0.16)       $ (0.03)         $   --
 Net realized gain                                                                        (0.38)         (0.10)             --
                                                                                        -------        -------          ------
 Total distributions to shareowners                                                     $ (0.54)       $ (0.13)         $   --
                                                                                        -------        -------          ------
Net increase in net asset value                                                         $  0.39        $  1.44          $ 0.98
                                                                                        -------        -------          ------
Net asset value, end of period                                                          $ 12.81        $ 12.42          $10.98
                                                                                        =======        =======          ======
Total return*                                                                              7.46%         14.44%           9.80%(c)
 Ratio of net expenses to average net assets+                                              0.74%**        0.74%           0.74%**
 Ratio of net investment income to average net assets+                                     0.03%**        0.79%           0.90%**
 Portfolio turnover rate                                                                     20%**           7%             17%(c)
 Net assets, end of period (in thousands)                                               $12,756        $10,672          $3,077
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                             1.02%**        1.40%           5.94%**
  Net investment income (loss)                                                            (0.25)%**       0.13%          (4.30)%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

 The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            Moderate            Growth         Aggressive
                                                                           Allocation         Allocation       Allocation
                                                                         VCT Portfolio      VCT Portfolio     VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost
 $141,752,195, $207,946,643 and $11,390,910, respectively)               $ 150,731,413      $222,753,056      $12,776,425
 Cash                                                                        2,249,045           945,646            8,776
 Receivables for:
  Due from Pioneer Investment Management, Inc.                                  13,080            16,932            2,780
  Capital stock sold                                                           140,069           401,946               --
 Other assets                                                                   17,951             5,095               --
                                                                         -------------      ------------      -----------
      Total assets                                                       $ 153,151,558      $224,122,675      $12,787,981
                                                                         -------------      ------------      -----------
LIABILITIES:
 Payables for:
  Funds purchased                                                        $     134,388      $    887,663      $     2,474
  Capital stock redeemed                                                        36,235                --            4,888
 Due to affiliates                                                              46,298            73,886            4,420
 Accrued expenses and other liabilities                                         20,953            16,317           19,728
                                                                         -------------      ------------      -----------
      Total liabilities                                                  $     237,874      $    977,866      $    31,510
                                                                         -------------      ------------      -----------
NET ASSETS:
 Paid-in capital                                                         $ 142,659,954      $207,379,255      $11,370,417
 Undistributed net investment income                                         1,265,869         1,040,872            1,772
 Accumulated net realized gain (loss) on investments                             8,643           (81,731)          (1,233)
 Net unrealized gain on investments                                          8,979,218        14,806,413        1,385,515
                                                                         -------------      ------------      -----------
      Total net assets                                                   $ 152,913,684      $223,144,809      $12,756,471
                                                                         =============      ============      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                            $  23,309,635      $         --      $        --
 Net Assets of Class II Shares                                           $ 129,604,049      $223,144,809      $12,756,471
                                                                         -------------      ------------      -----------
 Class I Shares outstanding                                                  1,934,240                --               --
 Class II Shares outstanding                                                10,773,065        17,802,387          995,606
                                                                         -------------      ------------      -----------
 Net Asset Value--Class I Shares                                         $       12.05      $         --      $        --
 Net Asset Value--Class II Shares                                        $       12.03      $      12.53      $     12.81

18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/07

                                                                             Moderate           Growth         Aggressive
                                                                            Allocation        Allocation       Allocation
                                                                          VCT Portfolio     VCT Portfolio     VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                      $1,405,589       $ 1,367,888        $  43,583
 Interest                                                                      102,286            26,757              734
                                                                            ----------       -----------        ---------
      Total investment income                                               $1,507,875       $ 1,394,645        $  44,317
                                                                            ----------       -----------        ---------
EXPENSES:
 Management fees                                                                89,539           120,735            7,462
 Transfer agent fees and expenses
   Class I                                                                         751                --               --
   Class II                                                                        278               758              758
 Distribution fees                                                             142,009           232,189           14,350
 Administrative reimbursements                                                  12,053            16,253            1,004
 Custodian fees                                                                 13,580            33,366            8,703
 Professional fees                                                              31,808            21,573           21,173
 Printing expense                                                                   --             3,935            1,250
 Fees and expenses of nonaffiliated trustees                                     2,608             2,926            3,131
 Miscellaneous                                                                     837               810              452
                                                                            ----------       -----------        ---------
   Total expenses                                                           $  293,463       $   432,545        $  58,283
                                                                            ----------       -----------        ---------
   Less management fees waived and expenses reimbursed by
      Pioneer Investment Management, Inc.                                   $  (52,604)      $   (79,625)       $ (15,809)
                                                                            ----------       -----------        ---------
   Net expenses                                                             $  240,859       $   352,920        $  42,474
                                                                            ----------       -----------        ---------
      Net investment income                                                 $1,267,016       $ 1,041,725        $   1,843
                                                                            ----------       -----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
 Net realized gain (loss) on:
   Investments                                                              $   83,599       $   (39,581)       $  13,483
 Change in net unrealized gain on investments                                6,646,534        11,268,012          818,771
                                                                            ----------       -----------        ---------
      Net gain on investments                                               $6,730,133       $11,228,431        $ 832,254
                                                                            ----------       -----------        ---------
 Net increase in net assets resulting from operations                       $7,997,149       $12,270,156        $ 834,097
                                                                            ==========       ===========        =========

 The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Moderate Allocation
                                                                                  VCT Portfolio
                                                                       -----------------------------------
                                                                        Six Months Ended
                                                                            6/30/07           Year Ended
                                                                          (unaudited)          12/31/06
FROM OPERATIONS:
Net investment income                                                     $  1,267,016      $  1,115,755
Net realized gain on investments                                                83,599         2,246,619
Change in net unrealized gain on investments                                 6,646,534         2,117,464
                                                                          ------------      ------------
Net increase in net assets resulting from operations                      $  7,997,149      $  5,479,838
                                                                          ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I                                                                  $   (234,522)     $         --
 Class II                                                                   (1,284,460)         (135,015)
From net capital gains
 Class I                                                                      (285,854)               --
 Class II                                                                   (1,569,430)         (322,743)
                                                                          ------------      ------------
 Total distributions to shareowners                                       $ (3,374,266)     $   (457,758)
                                                                          ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $ 28,838,707      $ 58,814,207
Reinvestment of distributions                                                3,374,267           456,412
Cost of shares repurchased                                                  (6,911,667)       (3,267,460)
 Shares issued in reorganization                                                    --        41,897,189
                                                                          ------------      ------------
 Net increase in net assets resulting from Fund share transactions        $ 25,301,307      $ 97,900,348
                                                                          ------------      ------------
 Net increase in net assets                                               $ 29,924,190      $102,922,428
NET ASSETS:
Beginning of period                                                       $122,989,494      $ 20,067,066
                                                                          ------------      ------------
End of period                                                             $152,913,684      $122,989,494
                                                                          ============      ============
Undistributed net investment income                                       $  1,265,869      $  1,517,835
                                                                          ------------      ------------

20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Growth Allocation                Aggressive Allocation
                                                                  VCT Portfolio                      VCT Portfolio
                                                       ----------------------------------- ---------------------------------
                                                        Six Months Ended                    Six Months Ended
                                                             6/30/07         Year Ended         6/30/07         Year Ended
                                                           (unaudited)        12/31/06        (unaudited)        12/31/06
FROM OPERATIONS:
Net investment income                                     $  1,041,725      $  1,257,119      $     1,843      $    57,082
Net realized gain (loss) on investments                        (39,581)        4,888,250           13,483          456,029
Change in net unrealized gain on investments                11,268,012         3,285,142          818,771          479,989
                                                          ------------      ------------      -----------      -----------
Net increase in net assets resulting from operations      $ 12,270,156      $  9,430,511      $   834,097      $   993,100
                                                          ------------      ------------      -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income                                $ (2,176,164)     $    (86,886)     $  (149,738)     $   (17,942)
From net capital gains                                      (3,970,514)         (230,130)        (366,524)         (66,851)
                                                          ------------      ------------      -----------      -----------
 Total distributions to shareowners                       $ (6,146,678)     $   (317,016)     $  (516,262)     $   (84,793)
                                                          ------------      ------------      -----------      -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 64,426,034      $126,966,120      $ 1,698,313      $ 7,192,804
Reinvestment of distributions                                6,146,678           316,340          516,262           67,517
Cost of shares repurchased                                  (2,335,536)         (856,413)        (447,639)        (574,177)
                                                          ------------      ------------      -----------      -----------
 Net increase in net assets resulting from Fund
   share transactions                                     $ 68,237,176      $126,426,047      $ 1,766,936      $ 6,686,144
                                                          ------------      ------------      -----------      -----------
 Net increase in net assets                               $ 74,360,654      $135,539,542      $ 2,084,771      $ 7,594,451
NET ASSETS:
Beginning of period                                       $148,784,155      $ 13,244,613      $10,671,700      $ 3,077,249
                                                          ------------      ------------      -----------      -----------
End of period                                             $223,144,809      $148,784,155      $12,756,471      $10,671,700
                                                          ============      ============      ===========      ===========
Undistributed net investment income                       $  1,040,872      $  2,175,311      $     1,772      $   149,667
                                                          ------------      ------------      -----------      -----------

  The accompanying notes are an integral part of these financial statements. 21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Moderate Allocation VCT Portfolio
                                    -----------------------------------------------------------------
                                     '07 Shares       '07 Amount       '06 Shares       '06 Amount
                                     (unaudited)      (unaudited)
Class I
Shares sold                              21,057      $    251,073           1,323      $     35,685
Reinvestment of distributions            42,935           520,377              --                --
Less shares repurchased                (282,496)       (3,390,179)        (18,243)         (211,943)
Shares issued in reorganization              --                --       2,169,664        25,227,196
                                       --------      ------------       ---------      ------------
  Net increase (decrease)              (218,504)     $ (2,618,729)      2,152,744      $ 25,050,938
                                      =========      ============       =========      ============
Class II
Shares sold                           2,392,665      $ 28,587,634       5,352,931      $ 58,778,522
Reinvestment of distributions           235,858         2,853,890          43,468           456,412
Less shares repurchased                (293,005)       (3,521,488)       (280,072)       (3,055,517)
Shares issued in reorganization              --                --       1,433,710        16,669,993
                                      ---------      ------------       ---------      ------------
  Net increase                        2,335,518      $ 27,920,036       6,550,037      $ 72,849,410
                                      =========      ============       =========      ============

                                                   Growth Allocation VCT Portfolio
                                  -----------------------------------------------------------------
                                     '07 Shares       '07 Amount       '06 Shares       '06 Amount
                                    (unaudited)       (unaudited)
Class II
Shares sold                           5,173,785      $ 64,426,034      11,150,218      $126,966,120
Reinvestment of distributions           486,673         6,146,678          29,454           316,340
Less shares repurchased                (189,901)       (2,335,536)        (76,188)         (856,413)
                                      ---------      ------------      ----------      ------------
  Net increase                        5,470,557      $ 68,237,176      11,103,484      $126,426,047
                                      =========      ============      ==========      ============

                                               Aggressive Allocation VCT Portfolio
                                  -------------------------------------------------------------
                                    '07 Shares        '07 Amount       '06 Shares       '06 Amount
                                   (unaudited)        (unaudited)
Class II
Shares sold                          131,014         $  1,698,313         621,382      $  7,192,804
Reinvestment of distributions         39,927              516,262           7,669            67,517
Less shares repurchased              (34,885)            (447,639)        (49,800)         (574,177)
                                     -------           ----------         -------      ------------
  Net increase                       136,056         $  1,766,936         579,251      $  6,686,144
                                     =======         ============         =======      ============

22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio (the Portfolios) are Portfolios of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds ("underlying funds") rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The Trust consists of twenty four separate portfolios, twelve of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Aggressive Allocation
      Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation
      Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Moderate Portfolio is long-term capital growth and current income. The Growth Portfolio is long-term capital growth and current income. The Aggressive Portfolio seeks long-term capital growth.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements have been prepared in accordance with United States generally accepted accounting principles that require the management of the Portfolios to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in conformity with those generally accepted in the investment company industry.

A.   Security Valuation
     Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

     as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value. Dividend income is recorded on the ex-dividend date. Temporary cash investments are valued at cost which approximates market value.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.

B.   Federal Income Taxes
     It is the Portfolios' policy to comply with the requirements of the Internal Revenue Service Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provisions are required.

     The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the period ended December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                       Ordinary       Long-Term
Portfolio                               Income      Capital Gains       Total
--------------------------------------------------------------------------------
Moderate Allocation Portfolio          $135,015        $322,743       $457,758
Growth Allocation Portfolio              86,886         230,130        317,016
Aggressive Allocation Portfolio          17,942          66,851         84,793
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis for the period ended December 31, 2006:

-------------------------------------------------------------------------------------------
                                       Undistributed     Undistributed     Net Unrealized
                                          Ordinary         Long-Term        Appreciation
Portfolio                                  Income        Capital Gains     (Depreciation)
-------------------------------------------------------------------------------------------
Moderate Allocation Portfolio            $1,520,221        $1,851,924        $2,258,702
Growth Allocation Portfolio               2,178,547         3,966,242         3,497,287
Aggressive Allocation Portfolio             149,667           366,470           552,082
-------------------------------------------------------------------------------------------

C.   Portfolio Shares
     The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:

--------------------------------------------------------------------------------
                                       Management Fee as a Percentage
                                           of each Fund's Average
Fund                                          Daily Net Assets
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                       0.13%
Growth Allocation Portfolio                         0.13%
Aggressive Allocation Portfolio                     0.13%
--------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, will be paid by the Portfolios. At June 30, 2007, the following fees were payable to PIM relating to management & administration fees and certain other services and are included in due to affiliates:

-------------------------------------------------------------------------------
Fund                                             Amount
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                    $19,021
Growth Allocation Portfolio                      $27,361
Aggressive Allocation Portfolio                  $ 1,587
-------------------------------------------------------------------------------

From January 1, 2006 through July 31, 2006, PIM did not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

-------------------------------------------------------------------------------
Fund                                               Class II
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                       0.74%
Growth Allocation Portfolio                         0.74%
Aggressive Allocation Portfolio                     0.74%
-------------------------------------------------------------------------------

Effective August 1, 2006, PIM has further agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

-------------------------------------------------------------------------------
Fund                                               Class II
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                       0.39%
Growth Allocation Portfolio                         0.38%
Aggressive Allocation Portfolio                     0.74%
-------------------------------------------------------------------------------

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in due to affiliates are the following amounts of transfer agent fees payable to PIMSS at June 30, 2007:

-------------------------------------------------------------------------------
Fund                                                Amount
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                       $ 81
Growth Allocation Portfolio                         $144
Aggressive Allocation Portfolio                     $144
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

4.   Distribution Plans
The Portfolios have adopted a Plan of Distribution with respect to Class II shares (Class II Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class II Plan, each Portfolio will pay PFD a service fee of up to 0.25% of the Portfolio's average daily net assets attributable to Class II shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of such Portfolio's Class II shares. At June 30, 2007, the following fees were payable to PFD relating to service fees and are included in due to affiliates:

-------------------------------------------------------------------------------
Fund                                              Amount
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                    $27,196
Growth Allocation Portfolio                      $46,381
Aggressive Allocation Portfolio                  $ 2,689
-------------------------------------------------------------------------------

5.   Merger Information
On December 14, 2006, beneficial owners of Pioneer Balanced VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Balanced VCT Portfolio's Class I and Class II net assets for Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class II shares, based on Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------------------------------------
                                         Pioneer Ibbotson                                  Pioneer Ibbotson
                                        Moderate Allocation     Pioneer Balanced VCT      Moderate Allocation
                                           VCT Portfolio              Portfolio              VCT Portfolio
                                       (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
Net Assets
Class I                                                              $25,227,196             $ 25,227,196
Class II                                    $78,949,308              $16,669,993             $ 95,619,301
                                            -------------------------------------------------------------
Total Net Assets                            $78,949,308              $41,897,189             $120,846,497
                                            =============================================================
Shares Outstanding
Class I                                                                1,729,211                2,169,664
Class II                                      6,790,066                1,145,659                8,223,776
Shares Issued in Reorganization
Class I                                                                                         2,169,664
Class II                                                                                        1,433,710
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                  Accumulated Gain/
                                      Unrealized Depreciation         (Loss) on
                                          on Closing Date           Closing Date
-------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio                  $--                      $--
                                                ---                      ---
-------------------------------------------------------------------------------------

6.   New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19640-01-0807


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer International Value VCT Portfolio - Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio

  Portfolio and Performance Update                      2

  Comparing Ongoing Portfolio Expenses                  3

  Portfolio Management Discussion                       4

  Schedule of Investments                               6

  Financial Statements                                 10

  Notes to Financial Statements                        15

  Trustees, Officers and Service Providers             21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                      80.3%
Depositary Receipts for International Stocks     10.1%
U.S. Common Stocks                                6.6%
Temporary Cash Investment                         1.6%
International Preferred Stocks                    1.4%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                23.5%
United Kingdom                       16.2%
France                               10.0%
Germany                               6.2%
Switzerland                           5.2%
Australia                             4.6%
South Korea                           3.9%
Brazil                                3.7%
Russia                                3.2%
Mexico                                2.4%
Singapore                             2.4%
South Africa                          2.4%
United States                         2.0%
Belgium                               1.8%
Netherlands                           1.6%
Taiwan                                1.4%
People's Republic of China            1.4%
Ireland                               1.3%
Sweden                                1.3%
Italy                                 1.2%
India                                 1.1%
Spain                                 1.0%
Norway                                1.0%
Other (individually less than 1%)     1.2%

Five Largest Holdings
(As a percentage of equity holdings)

-------------------------------------
 1.  Royal Dutch Shell Plc      2.37%
-------------------------------------
 2.  Toyota Motor Co.           2.29
-------------------------------------
 3.  Royal Bank of Scotland
       Group Plc                2.19
-------------------------------------
 4.  BNP Paribas SA             2.02
-------------------------------------
 5.  CS Group                   1.81
-------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/07      12/31/06
  Class I                      $18.59       $16.77
  Class II                     $18.46       $16.66

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $0.0735        $  -              $0.2066
  Class II                  $0.0598        $  -              $0.2066

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

          Pioneer          Pioneer         MSCI All
       International    International    Country World
       VCT Portfolio,   VCT Portfolio,    (ex. U.S.)
          Class I          Class II         Index

6/97     $10,000           $10,000         $10,000
           9,278             9,254          10,139
6/99       9,348             9,301          11,104
          11,845            11,757          13,115
6/01       8,162             8,080           9,993
           7,526             7,432           9,177
6/03       6,884             6,776           8,792
           8,722             8,562          11,649
6/05       9,621             9,421          13,624
          12,484            12,194          17,494
6/07      15,991            15,575          22,767

The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

---------------------------------
             Class I     Class II
---------------------------------
10 Years      4.81%       4.53%
5 Years      16.27%      15.95%
1 Year       28.09%      27.72%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                  I                II
       -------------------------------------------------------------------
       Beginning Account Value On 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value On 6/30/07         $ 1,125.10       $ 1,123.90
       Expenses Paid During Period*            $     6.32       $     7.64

* Expenses are equal to the Portfolio's annualized expense ratio of 1.20% and 1.45% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                  I                II
       -------------------------------------------------------------------
       Beginning Account Value On 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account On 6/30/07               $ 1,018.84       $ 1,017.60
       Expenses Paid During Period*            $     6.01       $     7.25

* Expenses are equal to the Portfolio's annualized expense ratio of 1.20% and 1.45% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

With the momentum of growth shifting from the United States to Europe and many developing countries, the Portfolio's investments in those international markets posted healthy gains, as portfolio manager Christopher Smart discusses in the following interview. Mr. Smart is responsible for the Portfolio's day-to-day management and is supported by a team of investment managers and analysts.

Q.   How did the Portfolio perform during the first half of its fiscal year?

A. Class I and Class II shares posted total returns of 12.51% and 12.39%, respectively, at net asset value for the six months ended June 30, 2007. The Portfolio benefited from its investments in Europe and emerging markets, particularly South Korea and Brazil. During the same period, the Morgan Stanley Capital International (MSCI) All Country Free Index (excluding the United States) rose 12.58% while the average return for the 136 International Core funds in its Lipper category was 10.65%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   Why did European stocks contribute so strongly to performance?

A. Major European economies continued to expand, while corporations on the continent reported generally good profit growth, with many companies raising their dividends. The improvement extended to Germany, which had lagged other European national economies in recent years. Inflationary pressures remained subdued, while short-term interest rates continued to be relatively moderate and liquidity in the capital markets remained favorable
     - even after the European Central Bank raised rates during the period. Heightened merger-and-acquisition activity also gave support to the markets. The returns realized by U.S. investors in Europe were helped further as the euro gained in value against the U.S. dollar during the first part of 2007.

     In Germany, the industrial conglomerate Siemens experienced strong demand across most of its product divisions, which, in turn, gave it more pricing power in the markets that it serves. Against a backdrop of increased merger activity, another holding, ABN AMRO, saw its stock price climb sharply as it became a target of a bidding war by several European banks.

Q.   What is supporting the rally in the emerging markets?

A. An extremely favorable environment of solid growth, stable interest rates, a strong appetite for risk among investors, and abundant liquidity in the world financial system have provided a firm foundation for performance. The Portfolio's investments in South Korea and Brazil were particularly successful. South Korea has become the world's largest shipbuilder. Hyundai Heavy Industries, which more than doubled in price during the six-month period, and Daewoo Heavy Industries were prime beneficiaries of surging global demand and are booking orders out three years for their ships. Unibanco, Brazil's third largest bank, is benefiting from a continued acceleration of consumer spending and growth in its credit card business and consumer lending operations. The Brazilian mining company CVRD climbed in response to strong iron ore, nickel and aluminum prices.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   Any stocks prove disappointing?

A. While the Portfolio held several Japanese stocks that contributed positively to performance, such as land developer Mitsui Fudosan and steel producer JFE Holdings, there were a few disappointments. Profits for Kansai Electric Power were hurt by a temporary shutdown at its nuclear facilities, and Mizuho Financial Group struggled in response to lower-than-expected loan demand across Japan. Despite these setbacks, we continue to see good potential in these companies. Lukoil Holding (Russia) fell as a result of declining oil prices and rising operating costs.

Q.   What is your outlook?

A. We remain optimistic that growth in continental Europe, Japan and the emerging markets can offset much of the slowdown in the United States, at least as long as America's unemployment rate is subdued and wages are growing. European stocks currently remain competitively valued compared to other asset classes, and the corporate sector generally is in solid financial shape. We continue to see good potential for growth in Japan, given the improvement in domestic spending and increased corporate investment in infrastructure. The long-term outlook for emerging markets remains favorable due to rapid improvements in government finances, corporate governance practices, political stability and the growth of a middle class, which is fueling spending in countries that traditionally have relied heavily on exports to fuel their economies.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                           Value
                  PREFERRED STOCKS - 1.4%
                  Automobiles & Components - 0.7%
                  Automobile Manufacturers - 0.7%
        245       Porsche AG                                    $   436,136
                                                                -----------
                  Total Automobiles & Components                $   436,136
                                                                -----------
                  Utilities - 0.7%
                  Multi-Utilities - 0.7%
      4,212       RWE AG                                        $   418,384
                                                                -----------
                  Total Utilities                               $   418,384
                                                                -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $623,040)                               $   854,520
                                                                -----------
                  COMMON STOCKS - 96.4%
                  Energy - 9.9%
                  Integrated Oil & Gas - 7.6%
     14,628       Gazprom (A.D.R.)*                             $   613,356
      7,430       Lukoil Holding (A.D.R.)                           568,395
      7,361       Petrobras Brasileiro (A.D.R.)                     785,271
     15,775       Repsol SA                                         621,996
     34,500       Royal Dutch Shell Plc                           1,410,523
     19,800       Statoil ASA*                                      612,565
                                                                -----------
                                                                $ 4,612,106
                                                                -----------
                  Oil & Gas Equipment & Services - 0.6%
      4,612       Technip                                       $   380,522
                                                                -----------
                  Oil & Gas Exploration &
                  Production - 1.3%
    705,930       CNOOC, Ltd.                                   $   802,178
                                                                -----------
                  Oil & Gas Refining & Marketing - 0.4%
      2,000       Petroplus Holdings AG*                        $   205,994
                                                                -----------
                  Total Energy                                  $ 6,000,800
                                                                -----------
                  Materials - 8.4%
                  Construction Materials - 2.3%
      7,081       CRH Plc                                       $   349,562
      7,532       Holcim, Ltd.                                      814,447
      1,313       Lafarge Br                                        238,682
                                                                -----------
                                                                $ 1,402,691
                                                                -----------
                  Diversified Chemical - 0.5%
     86,100       UBE Industries, Ltd.*                         $   264,734
                                                                -----------
                  Diversified Metals & Mining - 5.2%
     31,222       Broken Hill Proprietary Co., Ltd.             $   932,001
     19,741       Companhia Vale do Rio Doce (A.D.R.)               744,236
     24,000       Dowa Mining Co., Ltd.*                            254,430
      8,870       Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                         734,613
      6,458       Rio Tinto Plc                                     493,229
                                                                -----------
                                                                $ 3,158,509
                                                                -----------
                  Steel - 0.4%
     68,000       Kobe Steel, Ltd.*                             $   258,100
                                                                -----------
                  Total Materials                               $ 5,084,034
                                                                -----------

     Shares                                                           Value
                  Capital Goods - 13.4%
                  Building Products - 0.5%
      2,650       Compagnie de Saint Gobain (b)                 $   296,541
                                                                -----------
                  Construction & Engineering - 0.3%
     10,700       Chiyoda Corp.*                                $   203,304
                                                                -----------
                  Construction & Farm Machinery &
                  Heavy Trucks - 3.7%
     14,140       Daewoo Heavy Industries &
                  Machinery, Ltd.                               $   799,690
      2,200       Hyundai Heavy Industries*                         820,852
     22,500       Komatsu, Ltd.*                                    651,530
                                                                -----------
                                                                $ 2,272,072
                                                                -----------
                  Electrical Component &
                  Equipment - 1.6%
      3,466       Schneider Electric SA                         $   487,042
     33,000       Sumitomo Electric                                 490,243
                                                                -----------
                                                                $   977,285
                                                                -----------
                  Industrial Conglomerates - 3.3%
     42,800       Hutchinson Whampoa, Ltd.                      $   425,173
     98,700       Keppel Corp.                                      805,006
      5,193       Siemens                                           743,404
                                                                -----------
                                                                $ 1,973,583
                                                                -----------
                  Industrial Machinery - 1.8%
     14,738       AB SKF                                        $   309,079
      3,000       Fanuc, Ltd*                                       308,994
     51,000       IHI Corp.*                                        186,147
     19,020       Nabtesco Corp.*                                   277,591
                                                                -----------
                                                                $ 1,081,811
                                                                -----------
                  Trading Companies & Distributors - 2.2%
     34,300       Mitsubishi Corp.*                             $   896,070
     18,955       Wolseley                                          454,301
                                                                -----------
                                                                $ 1,350,371
                                                                -----------
                  Total Capital Goods                           $ 8,154,967
                                                                -----------
                  Commercial Services & Supplies - 0.2%
                  Office Services & Supplies - 0.2%
      6,200       Corporate Express*                            $    94,762
                                                                -----------
                  Total Commercial Services &
                  Supplies                                      $    94,762
                                                                -----------
                  Transportation - 2.0%
                  Air Freight & Couriers - 0.7%
      1,425       Panalpina Welttransport Holding AG            $   301,542
      3,127       TNT NV                                            141,008
                                                                -----------
                                                                $   442,550
                                                                -----------
                  Airlines - 0.3%
     24,600       Ryanair Holdings Plc*                         $   164,134
                                                                -----------
                  Railroads - 1.0%
         83       East Japan Railway Co.*                       $   638,513
                                                                -----------
                  Total Transportation                          $ 1,245,197
                                                                -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                           Value
                  Automobiles & Components - 2.9%
                  Automobile Manufacturers - 2.6%
     40,000       Isuzu Motors, Ltd.*                           $   216,175
     21,600       Toyota Motor Co.*                               1,361,628
                                                                -----------
                                                                $ 1,577,803
                                                                -----------
                  Tires & Rubber - 0.3%
      1,400       Compagnie Generale des Etablissements
                  Michelin*                                     $   195,218
                                                                -----------
                  Total Automobiles & Components                $ 1,773,021
                                                                -----------
                  Consumer Durables & Apparel - 3.0%
                  Apparel, Accessories & Luxury
                  Goods - 0.3%
      3,031       Adidas-Salomon AG                             $   193,276
                                                                -----------
                  Consumer Electronics - 1.5%
     19,400       Matsushita Electric Industrial Co., Ltd.*     $   384,483
      6,800       Sony Corp.*                                       349,337
      3,900       TomTom NV*(b)                                     198,768
                                                                -----------
                                                                $   932,588
                                                                -----------
                  Homebuilding - 0.6%
     15,575       Persimmon Plc                                 $   359,327
                                                                -----------
                  Photographic Products - 0.6%
      7,800       Fuji Photo Film Co., Ltd.*                    $   348,747
                                                                -----------
                  Total Consumer Durables & Apparel             $ 1,833,938
                                                                -----------
                  Consumer Services - 0.4%
                  Hotels, Resorts & Cruise Lines - 0.4%
      4,610       Carnival Corp.                                $   224,830
                                                                -----------
                  Total Consumer Services                       $   224,830
                                                                -----------
                  Media - 2.2%
                  Broadcasting & Cable Television - 1.3%
     31,700       Eutelsat Communications                       $   769,727
                                                                -----------
                  Movies & Entertainment - 0.6%
      8,415       Vivendi SA                                    $   361,805
                                                                -----------
                  Publishing - 0.3%
     13,300       Reed Elsevier Plc                             $   171,725
                                                                -----------
                  Total Media                                   $ 1,303,257
                                                                -----------
                  Retailing - 2.2%
                  Apparel Retail - 1.1%
    128,774       Truworths International, Ltd.                 $   663,742
                                                                -----------
                  Department Stores - 1.1%
      2,000       Pinault-Printemps Redoute                     $   350,008
     26,300       The Daimaru*                                      313,506
                                                                -----------
                                                                $   663,514
                                                                -----------
                  Total Retailing                               $ 1,327,256
                                                                -----------
                  Food & Drug Retailing - 0.9%
                  Food Retail - 0.9%
     66,400       Tesco Plc                                     $   552,168
                                                                -----------
                  Total Food & Drug Retailing                   $   552,168
                                                                -----------

     Shares                                                           Value
                  Food, Beverage & Tobacco - 5.1%
                  Brewers - 1.7%
      3,600       Inbev NV                                      $   284,999
     28,900       Kirin Holdings Co., Ltd.                          432,593
     13,450       South African Breweries Plc                       336,572
                                                                -----------
                                                                $ 1,054,164
                                                                -----------
                  Distillers & Vintners - 0.5%
     21,300       C&C Group Plc                                 $   286,554
                                                                -----------
                  Packaged Foods & Meats - 1.1%
     17,600       Ajinomoto Co., Inc.*                          $   202,919
     15,800       Unilever NV-CVA                                   491,288
                                                                -----------
                                                                $   694,207
                                                                -----------
                  Soft Drinks - 1.0%
     15,832       Fomento Economico Mexicano SA de C.V.         $   622,514
                                                                -----------
                  Tobacco - 0.8%
     13,730       British American Tobacco Plc                  $   466,482
                                                                -----------
                  Total Food, Beverage & Tobacco                $ 3,123,921
                                                                -----------
                  Household & Personal Products - 0.6%
                  Household Products - 0.6%
      7,000       Kao Corp.*                                    $   181,238
      3,868       Reckitt Benckiser Plc                             208,366
                                                                -----------
                                                                $   389,604
                                                                -----------
                  Total Household & Personal
                  Products                                      $   389,604
                                                                -----------
                  Health Care Equipment & Services - 0.9%
                  Health Care Equipment - 0.2%
      1,130       Synthes, Inc.                                 $   135,582
                                                                -----------
                  Health Care Services - 0.3%
      2,967       Fresenius Medical Care AG                     $   136,938
                                                                -----------
                  Health Care Technology - 0.4%
      9,600       Agfa Gevaert NV (b)                           $   247,592
                                                                -----------
                  Total Health Care Equipment &
                  Services                                      $   520,112
                                                                -----------
                  Pharmaceuticals & Biotechnology - 4.7%
                  Pharmaceuticals - 4.7%
      8,987       Astrazeneca Plc                               $   481,507
      9,800       Bristol-Myers Squibb Co.                          309,288
     22,000       Daiichi Sankyo Co., Ltd.*                         584,448
      3,794       Roche Holdings AG                                 672,838
     11,700       Shionogi & Co., Ltd.*                             190,600
      4,951       Shire Pharmaceuticals Group Plc (A.D.R.)          367,018
      4,158       UCB SA                                            245,832
                                                                -----------
                                                                $ 2,851,531
                                                                -----------
                  Total Pharmaceuticals &
                  Biotechnology                                 $ 2,851,531
                                                                -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                           Value
                  Banks - 16.2%
                  Diversified Banks - 16.2%
     39,800       Barclays Plc                                  $   552,190
     10,090       BNP Paribas SA                                  1,200,472
     16,796       Commonwealth Bank of Australia                    785,147
     40,700       Development Bank of Singapore, Ltd.               605,379
      8,400       Dexia                                             262,308
     58,421       Intesa Sanpaolo                                   434,434
      8,070       Kookmin Bank (A.D.R.)*                            707,900
         --       Mitsubishi UFJ Financial Group, Inc.                1,102
        150       Mizuho Financial Group, Inc.                    1,035,465
     14,000       National Australia Bank, Ltd.                     485,697
    102,879       Royal Bank of Scotland Group Plc                1,300,763
      2,947       Societe Generale                                  544,292
     53,500       Standard Bank Group, Ltd.                         746,088
      6,136       Uniao de Bancos Brasileiros SA
                  (Unibanco) (G.D.R.) (144A)                        692,570
     23,242       Westpac Banking Corp.                             505,406
                                                                -----------
                                                                $ 9,859,213
                                                                -----------
                  Total Banks                                   $ 9,859,213
                                                                -----------
                  Diversified Financials - 3.9%
                  Asset Management & Custody
                  Banks - 0.4%
     19,677       Man Group Plc                                 $   235,509
                                                                -----------
                  Diversified Capital Markets - 2.5%
     15,147       CS Group                                      $ 1,073,982
      2,920       Deutsche Bank AG                                  422,506
                                                                -----------
                                                                $ 1,496,488
                                                                -----------
                  Investment Banking & Brokerage - 1.0%
     31,600       Nomura Securites Co., Ltd.                    $   613,171
                                                                -----------
                  Total Diversified Financials                  $ 2,345,168
                                                                -----------
                  Insurance - 3.7%
                  Multi-Line Insurance - 2.8%
      3,300       Allianz AG                                    $   773,246
     19,497       Aviva Plc                                         289,357
     14,481       AXA                                               621,344
                                                                -----------
                                                                $ 1,683,947
                                                                -----------
                  Property & Casualty Insurance - 0.9%
     42,640       Mitsui Sumitomo Insurance Co.*                $   547,334
                                                                -----------
                  Total Insurance                               $ 2,231,281
                                                                -----------
                  Real Estate - 1.4%
                  Real Estate Management & Development - 1.4%
        116       Kenedix, Inc.*                                $   215,708
     16,181       Mitsui Fudosan Co.*                               453,964
      5,500       Nomura Real Estate Holdings*                      178,383
                                                                -----------
                                                                $   848,055
                                                                -----------
                  Total Real Estate                             $   848,055
                                                                -----------

     Shares                                                           Value
                  Software & Services - 0.6%
                  Application Software - 0.2%
     26,000       The Sage Group Plc                            $   121,884
                                                                -----------
                  IT Consulting & Other Services - 0.4%
      3,900       Atos Origin*                                  $   243,119
                                                                -----------
                  Total Software & Services                     $   365,003
                                                                -----------
                  Technology Hardware & Equipment - 2.1%
                  Communications Equipment - 0.8%
    118,066       Ericsson LM                                   $   470,903
                                                                -----------
                  Computer Hardware - 0.4%
     26,100       Toshiba Corp.*                                $   227,092
                                                                -----------
                  Office Electronics - 0.9%
      9,418       Canon, Inc.                                   $   552,546
                                                                -----------
                  Total Technology Hardware &
                  Equipment                                     $ 1,250,541
                                                                -----------
                  Semiconductors - 2.1%
                  Semiconductor Equipment - 0.8%
      6,194       Tokyo Electron, Ltd.                          $   456,242
                                                                -----------
                  Semiconductors - 1.3%
     45,965       Hon Hai Precision Industry (G.D.R.)           $   817,798
                                                                -----------
                  Total Semiconductors                          $ 1,274,040
                                                                -----------
                  Telecommunication Services - 6.7%
                  Alternative Carriers - 1.6%
    121,680       Inmarsat Plc                                  $   980,769
                                                                -----------
                  Integrated Telecommunications
                  Services - 0.3%
     20,181       Telekomunikacja Polska SA                     $   176,251
                                                                -----------
                  Wireless Telecommunication Services - 4.8%
     13,100       America Movil (A.D.R.)                        $   811,285
         40       KDDI Corp.*                                       296,295
     11,527       Mobile Telesystems (A.D.R.)*                      698,190
     49,100       Reliance Communications, Ltd.*                    624,857
    150,400       Vodafone Group Plc                                506,565
                                                                -----------
                                                                $ 2,937,192
                                                                -----------
                  Total Telecommunication Services              $ 4,094,212
                                                                -----------
                  Utilities - 2.9%
                  Electric Utilities - 2.0%
      3,371       E.On AG                                       $   566,386
     24,400       Enel S.p.A. (b)                                   262,792
     16,600       Kansai Electric Power Co.*                        392,568
                                                                -----------
                                                                $ 1,221,746
                                                                -----------
                  Multi-Utilities - 0.9%
     21,200       National Grid Plc                             $   312,978
      4,500       Suez Lyonnaise des Eaux                           256,376
                                                                -----------
                                                                $   569,354
                                                                -----------
                  Total Utilities                               $ 1,791,100
                                                                -----------
                  TOTAL COMMON STOCKS
                  (Cost $47,953,182)                            $58,538,011
                                                                -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                           Value
                  TEMPORARY CASH INVESTMENT - 1.6%
                  Security Lending Collateral - 1.6%
  1,000,204       Securities Lending Investment
                  Fund, 5.28%                                   $ 1,000,204
                                                                -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $1,000,204)                             $ 1,000,204
                                                                -----------
                  TOTAL INVESTMENT IN SECURITIES - 99.4%
                  (Cost $49,576,426) (a)                        $60,392,735
                                                                -----------
                  OTHER ASSETS AND
                  LIABILITIES - 0.6%                            $   366,165
                                                                -----------
                  TOTAL NET ASSETS - 100.0%                     $60,758,900
                                                                ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2007, the value of these securities amounted to $692,570 or 1.1% of total net assets.

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

     Japan                                     23.5%
     United Kingdom                            16.2
     France                                    10.0
     Germany                                    6.2
     Switzerland                                5.2
     Australia                                  4.6
     South Korea                                3.9
     Brazil                                     3.7
     Russia                                     3.2
     Mexico                                     2.4
     Singapore                                  2.4
     South Africa                               2.4
     United States                              2.0
     Belgium                                    1.8
     Netherlands                                1.6
     Taiwan                                     1.4
     People's Republic of China                 1.4
     Ireland                                    1.3
     Sweden                                     1.3
     Italy                                      1.2
     India                                      1.1
     Spain                                      1.0
     Norway                                     1.0
     Other (individually less than 1%)          1.2
                                              -----
                                              100.0%
                                              =====

(b)  At June 30, 2007, the following securities were out on loan:

     Shares   Security                        Value
      9,300   Agfa Gevaert NV              $239,847
     22,800   Enel S.p.A.                   245,556
      2,500   Compagnie de Saint Gobain     279,750
      3,800   TomTom NV                     193,686
                                           --------
              Total                        $958,839
                                           ========

  The accompanying notes are an integral part of these financial statements.   9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended         Year        Year        Year        Year        Year
                                                           6/30/07        Ended       Ended       Ended       Ended       Ended
Class I                                                  (unaudited)    12/31/06    12/31/05    12/31/04    12/31/03    12/31/02
Net asset value, beginning of period                      $ 16.77        $ 13.71     $ 11.88     $ 10.06     $  7.79     $  9.00
                                                          -------        -------     -------     -------     -------     -------
Increase from investment operations:
 Net investment income                                    $  0.18        $  0.10     $  0.10     $  0.05     $  0.07     $  0.03
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.92           3.03        1.75        1.82        2.26       (1.23)
                                                          -------        -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations      $  2.10        $  3.13     $  1.85     $  1.87     $  2.33     $ (1.20)
Distributions to shareowners:
 Net investment income                                      (0.07)         (0.07)      (0.02)      (0.05)      (0.06)      (0.01)
 Net realized gain                                          (0.21)            --          --          --          --          --
                                                          -------        -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                $  1.82        $  3.06     $  1.83     $  1.82     $  2.27     $ (1.21)
                                                          -------        -------     -------     -------     -------     -------
Net asset value, end of period                            $ 18.59        $ 16.77     $ 13.71     $ 11.88     $ 10.06     $  7.79
                                                          =======        =======     =======     =======     =======     =======
Total return*                                               12.51%         22.94%      15.58%      18.71%      30.06%     (13.31)%
Ratio of net expenses to average net assets+                 1.20%**        1.39%       1.53%       1.75%       1.69%       1.46%
Ratio of net investment income to average net assets+        1.89%**        0.82%       0.70%       0.45%       0.68%       0.62%
Portfolio turnover rate                                       101%**         153%        108%        129%         99%         31%
Net assets, end of period (in thousands)                  $32,332        $32,046     $21,176     $22,859     $22,506     $21,271
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                1.20%**        1.39%       1.53%       1.75%       1.69%       1.46%
 Net investment income                                       1.89%**        0.82%       0.70%       0.45%       0.68%       0.62%
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                1.20%**        1.39%       1.53%       1.75%       1.69%       1.46%
 Net investment income                                       1.89%**        0.82%       0.70%       0.45%       0.68%       0.62%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended           Year          Year        Year      5/1/03 (a)
                                                                 6/30/07         Ended          Ended       Ended         to
Class II                                                       (unaudited)     12/31/06       12/31/05    12/31/04     12/31/03
Net asset value, beginning of period                             $ 16.66        $ 13.63       $ 11.84     $ 10.04      $  7.76
                                                                 -------        -------       -------     -------      -------
Increase from investment operations:
 Net investment income (loss)                                    $  0.15        $  0.00(c)    $  0.04     $ (0.02)     $  0.05
 Net realized and unrealized gain on investments and foreign
  currency transactions                                             1.92           3.07          1.76        1.86         2.29
                                                                 -------        -------       -------     -------      -------
  Net increase from investment operations                        $  2.07        $  3.07       $  1.80     $  1.84      $  2.34
Distributions to shareowners:
 Net investment income                                             (0.06)         (0.04)        (0.01)      (0.04)       (0.06)
 Net realized gain                                                 (0.21)            --            --          --           --
                                                                 -------        -------       -------     -------      -------
Net increase in net asset value                                  $  1.80        $  3.03       $  1.79     $  1.80      $  2.28
                                                                 -------        -------       -------     -------      -------
Net asset value, end of period                                   $ 18.46        $ 16.66       $ 13.63     $ 11.84      $ 10.04
                                                                 =======        =======       =======     =======      =======
Total return*                                                      12.39%         22.59%        15.19%      18.42%       30.31%(b)
Ratio of net expenses to average net assets+                        1.45%**        1.69%         1.84%       2.13%        2.02%**
Ratio of net investment income (loss) to average net assets+        1.65%**        0.38%         0.36%      (0.11)%      (0.81)%**
Portfolio turnover rate                                              101%**         153%          108%        129%          99%(b)
Net assets, end of period (in thousands)                         $28,427        $25,605       $ 5,726     $ 4,133      $ 1,081
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.45%**        1.69%         1.84%       2.13%        2.02%**
 Net investment income (loss)                                       1.65%**        0.38%         0.36%      (0.11)%      (0.81)%**

(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.   11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $958,839)
  (cost $49,576,426)                                                                                      $60,392,735
 Cash                                                                                                         941,441
 Foreign currencies, at value (cost $2)                                                                             2
 Receivables --
  Investment securities sold                                                                                  384,158
  Fund shares sold                                                                                             26,920
  Dividends, interest and foreign taxes withheld                                                              118,201
 Other                                                                                                          1,768
                                                                                                          -----------
   Total assets                                                                                           $61,865,225
                                                                                                          -----------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                                                 $    56,141
  Upon return of securities loaned                                                                          1,000,204
 Due to affiliates                                                                                              6,701
 Accrued expenses                                                                                              43,279
                                                                                                          -----------
   Total liabilities                                                                                      $ 1,106,325
                                                                                                          -----------
NET ASSETS:
 Paid-in capital                                                                                          $49,985,216
 Undistributed net investment income                                                                          519,742
 Accumulated net realized loss on investments                                                                (564,994)
 Net unrealized gain on:
  Investments                                                                                              10,816,310
  Forward foreign currency contracts and other assets and liabilities denominated in foreign currencies         2,626
                                                                                                          -----------
   Total net assets                                                                                       $60,758,900
                                                                                                          -----------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                               $32,331,954
 Shares outstanding                                                                                         1,739,258
                                                                                                          -----------
  Net asset value per share                                                                               $     18.59
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                               $28,426,946
 Shares outstanding                                                                                         1,540,158
                                                                                                          -----------
  Net asset value per share                                                                               $     18.46

12  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                           Six Months
                                                                                                             Ended
                                                                                                            6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of 117,640)                                                      $  849,641
 Interest                                                                                                      26,099
 Income on securities loaned, net                                                                              28,776
                                                                                                           ----------
   Total investment income                                                                                 $  904,516
                                                                                                           ----------
EXPENSES:
 Management fees                                                                                           $  248,447
 Transfer agent fees and expenses                                                                               1,471
 Distribution fees (Class II)                                                                                  33,479
 Administrative reimbursements                                                                                  6,577
 Custodian fees                                                                                                45,448
 Professional fees                                                                                             30,309
 Printing expenses                                                                                             13,447
 Fees and expenses of nonaffiliated trustees                                                                    3,928
 Miscellaneous                                                                                                  1,876
                                                                                                           ----------
  Total expenses                                                                                           $  384,982
                                                                                                           ----------
  Net expenses                                                                                             $  384,982
                                                                                                           ----------
   Net investment income                                                                                   $  519,534
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
 Investments                                                                                               $3,527,529
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                                            5,867
                                                                                                           ----------
                                                                                                           $3,533,396
                                                                                                           ----------
 Change in net unrealized gain or (loss) from:
  Investments                                                                                              $2,832,453
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                                          (2,295)
                                                                                                           ----------
                                                                                                           $2,830,158
                                                                                                           ----------
  Net gain on investments and foreign currency transactions                                                $6,363,554
                                                                                                           ----------
  Net increase in net assets resulting from operations                                                     $6,883,088
                                                                                                           ==========

 The accompanying notes are an integral part of these financial statements.   13

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                                Ended              Year
                                                                                               6/30/07            Ended
                                                                                             (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                                      $     519,534      $    210,548
Net realized gain on investments and foreign currency transactions                             3,533,396         9,579,414
Change in net unrealized gain (loss) on investments and foreign currency transactions          2,830,158        (3,657,598)
                                                                                           -------------      ------------
  Net increase in net assets resulting from operations                                     $   6,883,088      $  6,132,364
                                                                                           -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class I ($0.07 and $0.07 per share, respectively)                                         $    (127,312)     $   (100,558)
 Class II ($0.06 and $0.04 per share, respectively)                                              (90,365)          (20,184)
Net realized gain
 Class I ($0.21 and $0.00 per share, respectively)                                              (357,860)               --
 Class II ($0.21 and $0.00 per share, respectively)                                             (312,196)               --
                                                                                           -------------      ------------
  Total distributions to shareowners                                                       $    (887,733)     $   (120,742)
                                                                                           -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $   8,284,246      $  5,815,627
Shares issued in reorganization                                                                       --        25,497,152
Reinvestment of distributions                                                                    887,733           120,741
Cost of shares repurchased                                                                   (12,059,525)       (6,695,775)
                                                                                           -------------      ------------
  Net increase (decrease) in net assets resulting from Fund share transactions             $  (2,887,546)     $ 24,737,745
                                                                                           -------------      ------------
  Net increase in net assets                                                               $   3,107,809      $ 30,749,367
NET ASSETS:
Beginning of period                                                                           57,651,091        26,901,724
                                                                                           -------------      ------------
End of period                                                                              $  60,758,900      $ 57,651,091
                                                                                           =============      ============
Undistributed net investment income                                                        $     519,742      $    217,885
                                                                                           =============      ============

14  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer International Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging
     Markets Portfolio)
   Pioneer International Value VCT Portfolio (International
     Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
     Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
     Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
     Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
     Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
     Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
     Income Portfolio)
   Pioneer America Income VCT Portfolio (America
     Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
     Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II
     shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small
     and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
     (Oak Ridge Large Cap Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth
     Opportunities Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I
     shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value
     Portfolio) (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity
     Opportunity Portfolio) (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High
     Yield Portfolio) (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
     (Ibbotson Aggressive Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
     (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
     (Ibbotson Growth Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
     (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The investment objective of the Portfolio is to seek long-term capital growth.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. At June 30, 2007, there were no fair valued securities except as noted below. Temporary cash investments are valued at cost which approximates market value.

     All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by the Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of June 30, 2007, the Portfolio had no outstanding portfolio or settlement hedges

D.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any,

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of June 30, 2007, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, International Value Portfolio had a net capital loss carryforward of $3,939,983, of which the following amounts will expire between 2010 and 2011 if not utilized: $1,808,985 in 2010 and $2,130,998 in 2011.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

------------------------------------------------------------------------------------------
                                                                                    2006
------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                                $  120,742
                                                                                ----------
  Total distributions                                                           $  120,742
                                                                                ----------
 Distributable Earnings:
 Undistributed ordinary income                                                  $  217,434
 Capital loss carryforward                                                        (669,903)
 Capital loss carryforward from International Value VCT Portfolio (limited)     (3,939,983)
 Unrealized appreciation                                                         7,830,975
                                                                                ----------
   Total                                                                        $4,778,329
                                                                                ==========
------------------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2006, the Portfolio has elected to pass through foreign tax credits of $58,636.

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $2,896 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.   Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $3,417 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $388 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------
                                                 Gross           Gross           Net
                                   Tax Cost   Appreciation    Depreciation   Appreciation
-----------------------------------------------------------------------------------------
 International Value Portfolio   $49,734,679   $11,421,097     $ (763,041)    $10,658,056
                                 ===========   ===========     ==========     ===========
-----------------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $28,841,920 and $31,936,046, respectively.

7.   Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

 -------------------------------------------------------------------------------------
                                   '07 Shares    '07 Amount
 International Value Portfolio     (unaudited)   (unaudited)   '06 Shares   '06 Amount
 -------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                          34,059    $   607,800      103,410   $ 1,561,977
 Shares issued in reorganization          --             --      604,476    10,064,511
 Reinvestment of distributions        25,903        485,172        7,188       100,557
 Shares repurchased                 (231,534)    (4,077,951)    (348,668)   (5,239,852)
                                    --------------------------------------------------
  Net increase (decrease)           (171,572)   $(2,984,979)     366,406   $ 6,487,193
                                    ==================================================
 CLASS II:
 Shares sold                         434,131    $ 7,676,446      282,201   $ 4,253,650
 Shares issued in reorganization          --             --      933,050    15,432,641
 Reinvestment of distributions        21,655        402,561        1,451        20,184
 Shares repurchased                 (452,378)    (7,981,574)    (100,055)   (1,455,923)
                                    --------------------------------------------------
  Net increase                         3,408    $    97,433    1,116,647   $18,250,552
                                    ==================================================
 -------------------------------------------------------------------------------------

8.   Merger Information
On December 14, 2006, beneficial owners of Pioneer Europe VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Europe VCT Portfolio's Class I and Class II net assets for Pioneer International Value VCT Portfolio's shares, based on Pioneer International Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

 -------------------------------------------------------------------------------------------------------
                                    Pioneer International      Pioneer Europe      Pioneer International
                                     Value VCT Portfolio       VCT Portfolio        Value VCT Portfolio
                                    (Pre-Reorganization)    (Pre-Reorganization)   (Post-Reorganization)
 -------------------------------------------------------------------------------------------------------
 Net Assets
 Class I                                 $21,992,184             $10,064,511            $32,056,695
 Class II                                  9,736,352              15,432,641             25,168,993
                                         -----------             -----------            -----------
 Total Net Assets                        $31,728,536             $25,497,152            $57,225,688
                                         ===========             ===========            ===========
 Shares Outstanding
 Class I                                   1,321,228                 695,710              1,925,704
 Class II                                    588,712               1,086,039              1,521,761
 Shares Issued in Reorganization
 Class I                                                                                    604,476
 Class II                                                                                   933,050
 -------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                 Unrealized Appreciation    Accumulated Loss
                                     on Closing Date        on Closing Date
 ---------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio          $6,114,583             $(3,144,553)
                                       ==========             ===========
 ---------------------------------------------------------------------------

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

9.   New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Vincent Nave, Treasurer                           Mary K. Bush
Dorothy E. Bourassa, Secretary                    Margaret B.W. Graham
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19630-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                        PIONEER VARIABLE CONTRACTS TRUST

          Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                   9

  Notes to Financial Statements                                         14

  Trustees, Officers and Service Providers                              19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)


[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                      97.4%
Temporary Cash Investment               2.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Financials                              20.3%
Consumer Discretionary                  14.6%
Industrials                             11.8%
Utilities                               11.6%
Health Care                             10.1%
Information Technology                   9.8%
Consumer Staples                         8.9%
Materials                                6.7%
Energy                                   4.8%
Telecommunication Services               1.4%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------
  1.      UNUM Group                      2.75%
--------------------------------------------------
  2.      NCR Corp.                       2.58
--------------------------------------------------
  3.      Laboratory Corporation of
           America Holdings               1.92
--------------------------------------------------
  4.      The Interpublic Group of
           Companies, Inc.                1.92
--------------------------------------------------
  5.      Air Products &
           Chemicals, Inc.                1.90
--------------------------------------------------

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/07        12/31/06
  Class I                       $20.58          $20.32
  Class II                      $20.51          $20.24

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1687       $ 0.3552          $ 1.8963
  Class II                  $ 0.1260       $ 0.3552          $ 1.8963

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]


                                 Pioneer Mid Cap          Pioneer Mid Cap
          Russell Midcap       Value VCT Portfolio,     Value VCT Portfolio,
            Value Index             Class I                  Class II
6/97           10,000                10,000                   10,000
               12,575                11,729                   11,700
6/99           13,282                12,106                   12,045
               12,232                11,974                   11,882
6/01           15,159                14,987                   14,837
               15,450                14,498                   14,316
6/03           15,351                14,820                   14,596
               20,082                19,597                   19,251
6/05           24,459                22,931                   22,468
               27,945                23,998                   23,457
6/07           34,118                30,191                   29,431

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                        Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class#
(3/1/95)                                      -         13.07%
10 Years                                 11.68%         11.40%
5 Years                                  15.80%         15.50%
1 Year                                   25.81%         25.47%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
# Inception date of the portfolio's Class I shares. Class II shares commenced operations on May 1, 2000.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                  I               II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/07         $ 1,130.50       $ 1,129.40
       Expenses Paid During Period*            $     3.70       $     5.07

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I and 0.96% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                  I               II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/07         $ 1,021.32       $ 1,020.03
       Expenses Paid During Period*            $     3.51       $     4.81

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% for Class I and 0.96% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Mid-cap value stocks were one of the better performing areas in the domestic equity market during the first half of 2007 - a period in which healthy corporate profits led to generally solid performance from the stock market. In the following discussion, Rod Wright, leader of the team managing the Pioneer Mid Cap Value VCT Portfolio, provides an update on the Portfolio, its strategies and the factors that influenced results during the six months.

Q.   How did the Portfolio perform during the six months ending June 30, 2007?
A. Pioneer Mid Cap Value VCT Portfolio outperformed its benchmarks and the competitive peer group average over the period. The Portfolio's Class I shares had a total return of 13.05% at net asset value for the six months, and Class II shares returned 12.94%. During the same period, the Russell Midcap[RegTM] Value Index (the Russell Index) gained 8.89%. The average return of the 66 portfolios in Lipper's Mid-Cap Value variable products category was 11.50% for the six months.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the principal factors that influenced Portfolio performance during the six months?
A. Stock selection was the main driver of performance, although our de-emphasis of both real estate investment trusts (REITs) and utilities stocks helped, as those two groups turned in weak performance over the period. The market generally supported equities, especially the higher-quality, fundamentally sound companies that we try to identify in our research. Only a brief correction in late February and early March interrupted the steady ascent of stock prices. Consistent with our style, we maintained a focus on corporations with high returns on equity and invested capital; with strong growth and good profit records; with experienced management and good competitive positions in their industries; and with healthy balance sheets featuring little debt. We emphasize individual security selection, and sector weightings tend to be the result of stock-by-stock decisions based on which companies appear to have superior prospects. We buy companies when their valuations appear low and we are prepared to wait three years or more for them to begin to outperform.

Q.   What were some of the investments that most influenced Portfolio results?
A. While our stock selections resulted in an underweighted position in utilities relative to the Russell Index, we did have excellent results from two utility companies whose earnings are often affected by many of the factors that influence energy stocks. They were NRG Energy, an independent, unregulated power producer; and Questar, which operates a gas pipeline as well as some regulated utility businesses. In addition, Public Service Enterprise Group, a regulated utility based in Newark, N.J., performed well, as its improving outlook caused its undervalued stock price to climb by approximately 40% during the period.

     Robust merger and acquisition activity during the six months resulted in the surfacing of buyout proposals for several of our holdings at premium

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     prices. Among those holdings was First Data, a leading processor of financial transactions, which was acquired by a private equity group. In addition, Harman International, a producer of high-fidelity sound systems and other high-tech electronics for the automotive industry, announced it was also to be acquired by private equity; and Andrew Telecom, a supplier of telecommunications equipment, received a takeover proposal from a competitor.

     Other holdings did well, mainly because of improving earnings and outlooks. They included UNUM Group, a major life and disability insurance corporation; W.W. Grainger, a supplier of industrial products; Ball, a manufacturer of aluminum cans and other packaging; NCR, the producer of automated processing machines and computers; and Interpublic Group, a global communications services company whose operations include advertising and media consulting agencies. All those companies were major positions in the Portfolio and therefore had significant impacts on results.

     However, we did have some laggards among our holdings. The biggest disappointment was semiconductor producer Advanced Micro Devices (AMD), which was caught in a pricing war with Intel. We have sold the AMD position. Retailers J.C. Penney and Sears both underperformed amid concerns that problems in the housing market would begin to affect consumer spending. Finally, Internet broker E*Trade had relatively flat performance, which caused it to underperform during a period when stock prices generally rose.

Q.   What is your investment outlook?
A. We are becoming increasingly concerned that rapidly rising oil prices could result in cost pressures on business in general, potentially restricting corporate profit growth. Moreover, high-yield bonds are beginning to struggle, which could be a signal that credit problems are increasing. Against a backdrop of problems in the housing and subprime mortgage markets, that could be an early signal of potential difficulties. While those factors may cause us to become somewhat more defensive in our overall positioning, we will keep to our discipline and focus on the fundamentally sound, higher-quality, reasonably priced companies identified through our research and analysis.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                   COMMON STOCKS - 97.8%
                   Energy - 4.7%
                   Integrated Oil & Gas - 0.8%
      65,810       Hess Corp.                                        $ 3,880,158
                                                                     -----------
                   Oil & Gas Equipment & Services - 1.0%
      81,252       Weatherford International, Inc.*                  $ 4,488,360
                                                                     -----------
                   Oil & Gas Exploration & Production - 1.9%
      86,100       Plains Exploration and Product*                   $ 4,116,441
      96,800       Southwestern Energy Co.*                            4,307,600
                                                                     -----------
                                                                     $ 8,424,041
                                                                     -----------
                   Oil & Gas Refining & Marketing - 1.0%
      77,408       Tesoro Petroleum Corp.                            $ 4,423,867
                                                                     -----------
                   Total Energy                                      $21,216,426
                                                                     -----------
                   Materials - 6.6%
                   Diversified Metals & Mining - 1.0%
      54,200       Freeport-McMoRan Copper & Gold, Inc.
                    (Class B)                                        $ 4,488,844
                                                                     -----------
                   Gold - 0.7%
      78,000       Newmont Mining Corp.                              $ 3,046,680
                                                                     -----------
                   Industrial Gases - 1.9%
     104,482       Air Products & Chemicals, Inc.                    $ 8,397,218
                                                                     -----------
                   Metal & Glass Containers - 1.6%
     139,136       Ball Corp.                                        $ 7,397,861
                                                                     -----------
                   Specialty Chemicals - 1.4%
     123,810       International Flavor & Fragrances, Inc.           $ 6,455,453
                                                                     -----------
                   Total Materials                                   $29,786,056
                                                                     -----------
                   Capital Goods - 6.4%
                   Aerospace & Defense - 1.4%
      65,800       L-3 Communications Holdings, Inc.                 $ 6,408,262
                                                                     -----------
                   Construction & Engineering - 0.7%
     116,500       KBR, Inc.*                                        $ 3,055,795
                                                                     -----------
                   Electrical Component & Equipment - 1.7%
     131,600       Thomas & Betts Corp.*                             $ 7,632,800
                                                                     -----------
                   Industrial Machinery - 0.9%
      89,200       Crane Co.                                         $ 4,054,140
                                                                     -----------
                   Trading Companies & Distributors - 1.7%
      85,252       W.W. Grainger, Inc.                               $ 7,932,699
                                                                     -----------
                   Total Capital Goods                               $29,083,696
                                                                     -----------
                   Commercial Services & Supplies - 4.2%
                   Diversified Commercial Services - 1.5%
     154,800       Equifax, Inc.                                     $ 6,876,216
                                                                     -----------
                   Environmental & Facilities Services - 2.7%
     181,859       Republic Services, Inc.                           $ 5,572,160
     170,600       Waste Management, Inc.                              6,661,930
                                                                     -----------
                                                                     $12,234,090
                                                                     -----------
                   Total Commercial
                   Services & Supplies                               $19,110,306
                                                                     -----------

      Shares                                                               Value
                   Transportation - 0.9%
                   Railroads - 0.9%
      85,600       CSX Corp.                                         $ 3,858,848
                                                                     -----------
                   Total Transportation                              $ 3,858,848
                                                                     -----------
                   Automobiles & Components - 1.3%
                   Auto Parts & Equipment - 1.3%
      65,800       BorgWarner, Inc.                                  $ 5,661,432
                                                                     -----------
                   Total Automobiles & Components                    $ 5,661,432
                                                                     -----------
                   Consumer Durables & Apparel - 2.4%
                   Consumer Electronics - 1.1%
      45,100       Harman International Industries, Inc.             $ 5,267,680
                                                                     -----------
                   Housewares & Specialties - 1.3%
      69,700       Fortune Brands, Inc.                              $ 5,741,189
                                                                     -----------
                   Total Consumer
                   Durables & Apparel                                $11,008,869
                                                                     -----------
                   Consumer Services - 4.3%
                   Casinos & Gaming - 1.6%
      82,410       Harrah's Entertainment, Inc.                      $ 7,026,277
                                                                     -----------
                   Education Services - 1.5%
     120,000       Apollo Group, Inc.*                               $ 7,011,600
                                                                     -----------
                   Hotels, Resorts & Cruise Lines - 1.2%
     108,400       Carnival Corp.                                    $ 5,286,668
                                                                     -----------
                   Total Consumer Services                           $19,324,545
                                                                     -----------
                   Media - 3.3%
                   Advertising - 1.9%
     743,080       The Interpublic Group of
                    Companies, Inc.*                                 $ 8,471,112
                                                                     -----------
                   Broadcasting & Cable Television - 0.3%
      62,015       Entercom Communications Corp.                     $ 1,543,553
                                                                     -----------
                   Movies & Entertainment - 1.1%
     120,200       Viacom, Inc. (Class B)*                           $ 5,003,926
                                                                     -----------
                   Total Media                                       $15,018,591
                                                                     -----------
                   Retailing - 2.9%
                   Apparel Retail - 0.6%
     138,600       Gap, Inc.                                         $ 2,647,260
                                                                     -----------
                   Department Stores - 2.3%
      54,200       J.C. Penney Co., Inc.                             $ 3,922,996
      38,800       Sears Holdings Corp.*                               6,576,600
                                                                     -----------
                                                                     $10,499,596
                                                                     -----------
                   Total Retailing                                   $13,146,856
                                                                     -----------
                   Food & Drug Retailing - 4.6%
                   Drug Retail - 1.3%
     140,000       Walgreen Co.                                      $ 6,095,600
                                                                     -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                   Food Retail - 3.3%
     295,600       Kroger Co.                                        $ 8,315,228
     123,508       Safeway, Inc.                                       4,202,977
      79,294       Winn-Dixie Stores, Inc.*                            2,323,314
                                                                     -----------
                                                                     $14,841,519
                                                                     -----------
                   Total Food & Drug Retailing                       $20,937,119
                                                                     -----------
                   Food, Beverage & Tobacco - 4.1%
                   Brewers - 1.0%
      50,331       Molson Coors Brewing Co. (Class B)                $ 4,653,604
                                                                     -----------
                   Packaged Foods & Meats - 1.2%
      96,800       William Wrigley Jr. Co.                           $ 5,354,008
                                                                     -----------
                   Tobacco - 1.9%
     108,400       Loews Corp. Carolina Group                        $ 8,376,068
                                                                     -----------
                   Total Food, Beverage & Tobacco                    $18,383,680
                                                                     -----------
                   Health Care Equipment & Services - 8.6%
                   Health Care Equipment - 0.9%
     263,910       Boston Scientific Corp.*                          $ 4,048,379
                                                                     -----------
                   Health Care Services - 3.6%
     108,362       Laboratory Corporation of
                   America Holdings*                                 $ 8,480,410
     209,600       Omnicare, Inc.                                      7,558,176
                                                                     -----------
                                                                     $16,038,586
                                                                     -----------
                   Health Care Supplies - 1.8%
     150,800       Cooper Co., Inc.                                  $ 8,040,656
                                                                     -----------
                   Managed Health Care - 2.3%
     147,100       Aetna, Inc.                                       $ 7,266,740
      62,742       CIGNA Corp.                                         3,276,387
                                                                     -----------
                                                                     $10,543,127
                                                                     -----------
                   Total Health Care
                   Equipment & Services                              $38,670,748
                                                                     -----------
                   Pharmaceuticals &
                   Biotechnology - 1.3%
                   Life Sciences Tools & Services - 0.5%
      85,100       PerkinElmer, Inc.                                 $ 2,217,706
                                                                     -----------
                   Pharmaceuticals - 0.8%
      62,000       Eli Lilly & Co.                                   $ 3,464,560
                                                                     -----------
                   Total Pharmaceuticals &
                   Biotechnology                                     $ 5,682,266
                                                                     -----------
                   Banks - 4.5%
                   Regional Banks - 3.3%
      77,425       KeyCorp                                           $ 2,658,000
      46,410       Marshall & Ilsley Corp.                             2,210,508
      77,410       PNC Bank Corp.                                      5,541,008
      61,900       Zions Bancorporation                                4,760,729
                                                                     -----------
                                                                     $15,170,245
                                                                     -----------

      Shares                                                               Value
                   Thrifts & Mortgage Finance - 1.2%
     122,821       Hudson City Bancorp, Inc.                         $ 1,500,873
      85,099       The PMI Group, Inc.                                 3,801,372
                                                                     -----------
                                                                     $ 5,302,245
                                                                     -----------
                   Total Banks                                       $20,472,490
                                                                     -----------
                   Diversified Financials - 5.4%
                   Asset Management & Custody Banks - 2.4%
      70,214       Federated Investors, Inc.                         $ 2,691,303
      81,300       Legg Mason, Inc.                                    7,998,294
                                                                     -----------
                                                                     $10,689,597
                                                                     -----------
                   Consumer Finance - 1.6%
     194,600       The First Marblehead Corp.                        $ 7,519,344
                                                                     -----------
                   Investment Banking & Brokerage - 1.4%
     279,400       E*TRADE Financial Corp.*                          $ 6,171,946
                                                                     -----------
                   Total Diversified Financials                      $24,380,887
                                                                     -----------
                   Insurance - 7.8%
                   Insurance Brokers - 1.3%
     131,710       Aon Corp.                                         $ 5,612,163
                                                                     -----------
                   Life & Health Insurance - 2.7%
     465,811       Unum Group                                        $12,162,325
                                                                     -----------
                   Property & Casualty Insurance - 2.9%
      77,400       Ambac Financial Group, Inc.                       $ 6,748,506
     272,100       Progressive Corp.                                   6,511,353
                                                                     -----------
                                                                     $13,259,859
                                                                     -----------
                   Reinsurance - 0.9%
      65,600       Renaissancere Holdings, Ltd.                      $ 4,066,544
                                                                     -----------
                   Total Insurance                                   $35,100,891
                                                                     -----------
                   Real Estate - 2.3%
                   Industrial Real Estate Investment Trusts - 0.8%
      61,900       ProLogis Trust                                    $ 3,522,110
                                                                     -----------
                   Mortgage Real Estate Investment Trusts - 0.9%
     296,145       Annaly Capital Management, Inc.                   $ 4,270,411
                                                                     -----------
                   Specialized Real Estate
                   Investment Trusts - 0.6%
     107,710       Host Hotels & Resorts, Inc.                       $ 2,490,255
                                                                     -----------
                   Total Real Estate                                 $10,282,776
                                                                     -----------
                   Software & Services - 1.5%
                   Data Processing & Outsourced Services - 0.9%
     124,400       First Data Corp.                                  $ 4,064,148
                                                                     -----------
                   Systems Software - 0.6%
     123,800       Symantec Corp.*                                   $ 2,500,760
                                                                     -----------
                   Total Software & Services                         $ 6,564,908
                                                                     -----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                   Technology Hardware & Equipment - 6.8%
                   Communications Equipment - 2.1%
     197,400       Andrew Corp.*                                    $  2,850,456
     155,120       Juniper Networks, Inc.*                             3,904,370
     232,200       Tellabs, Inc.*                                      2,498,472
                                                                    ------------
                                                                    $  9,253,298
                                                                    ------------
                   Computer Hardware - 2.5%
     216,510       NCR Corp.*                                       $ 11,375,435
                                                                    ------------
                   Computer Storage & Peripherals - 1.1%
     139,100       Imation Corp.                                    $  5,127,226
                                                                    ------------
                   Office Electronics - 1.1%
     278,619       Xerox Corp.*                                     $  5,148,879
                                                                    ------------
                   Total Technology
                   Hardware & Equipment                             $ 30,904,838
                                                                    ------------
                   Semiconductors - 1.3%
                   Semiconductors - 1.3%
     209,600       National Semiconductor Corp.                     $  5,925,392
                                                                    ------------
                   Total Semiconductors                             $  5,925,392
                                                                    ------------
                   Telecommunication Services - 1.3%
                   Wireless Telecommunication
                   Services - 1.3%
     294,100       Sprint Nextel Corp.                              $  6,090,811
                                                                    ------------
                   Total Telecommunication Services                 $  6,090,811
                                                                    ------------
                   Utilities - 11.3%
                   Electric Utilities - 5.6%
     124,700       American Electric Power Co., Inc.                $  5,616,488
     127,581       Edison International                                7,159,846
      77,710       Firstenergy Corp.                                   5,030,168
     154,800       PPL Corp.                                           7,243,095
                                                                    ------------
                                                                    $ 25,049,597
                                                                    ------------
                   Gas Utilities - 1.7%
     147,200       Questar Corp.                                    $  7,779,520
                                                                    ------------
                   Independent Power Producer &
                   Energy Traders - 1.8%
     193,532       NRG Energy, Inc.*                                $  8,045,125
                                                                    ------------
                   Multi-Utilities - 2.2%
     119,984       NSTAR                                            $  3,893,481
      71,100       Public Service Enterprise Group, Inc.               6,241,158
                                                                    ------------
                                                                    $ 10,134,639
                                                                    ------------
                   Total Utilities                                  $ 51,008,881
                                                                    ------------
                   TOTAL COMMON STOCKS
                   (Cost $362,929,235)                              $441,621,312
                                                                    ============

   Principal
      Amount                                                               Value
                   TEMPORARY CASH INVESTMENTS - 2.6%
                   Repurchase Agreement - 2.6%
 $12,000,000       UBS Warburg, Inc., 4.25%, dated
                    6/29/07, repurchase price of
                   $12,000,000 plus accrued interest
                   on 7/2/07, collateralized by
                   $12,458,000 U.S. Treasury Bill,
                   3.375%, 11/15/08                                 $ 12,000,000
                                                                    ------------
                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $12,000,000)                               $ 12,000,000
                                                                    ------------
                   TOTAL INVESTMENT IN
                   SECURITIES - 100.4%
                   (Cost $374,929,235)                              $453,621,312
                                                                    ------------
                   OTHER ASSETS
                   AND LIABILITIES - (0.4)%                        $ (1,854,168)
                                                                    ------------
                   TOTAL NET ASSETS - 100.0%                        $451,767,144
                                                                    ============

*    Non-income producing security.

8   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended          Year          Year
                                                      6/30/07         Ended         Ended
Class I                                             (unaudited)     12/31/06      12/31/05
Net asset value, beginning of period                  $  20.32      $  25.00      $  24.67
                                                      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.06      $   0.20      $   0.15
 Net realized and unrealized gain (loss)
   on investments                                         2.62          1.98          1.75
                                                      --------      --------      --------
   Net increase (decrease) from
     investment operations                            $   2.68      $   2.18      $   1.90
Distributions to shareowners:
 Net investment income                                   (0.17)        (0.26)        (0.08)
 Net realized gain                                       (2.25)        (6.60)        (1.49)
                                                      --------      --------      --------
Net increase (decrease) in net asset value            $   0.26      $  (4.68)     $   0.33
                                                      --------      --------      --------
Net asset value, end of period                        $  20.58      $  20.32      $  25.00
                                                      ========      ========      ========
Total return*                                            13.05%        12.59%         7.88%
Ratio of net expenses to average net assets+              0.70%**       0.71%         0.71%
Ratio of net investment income to average
 net assets+                                              0.66%**       0.88%         0.58%
Portfolio turnover rate                                     59%**        104%           42%
Net assets, end of period (in thousands)              $323,780      $292,001      $288,837
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.70%**       0.71%         0.71%
 Net investment income                                    0.66%**       0.88%         0.58%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                             0.70%**       0.71%         0.71%
 Net investment income                                    0.66%**       0.88%         0.58%


                                                        Year          Year        Year
                                                        Ended         Ended        Ended
Class I                                               12/31/04      12/31/03      12/31/02
Net asset value, beginning of period                  $  20.47      $  14.94      $  17.35
                                                      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.08      $   0.14      $   0.07
 Net realized and unrealized gain (loss)
   on investments                                         4.41          5.45         (1.97)
                                                       -------       -------      --------
  Net increase (decrease) from
     investment operations                            $   4.49      $   5.59      $  (1.90)
Distributions to shareowners:
 Net investment income                                   (0.08)        (0.06)        (0.05)
 Net realized gain                                       (0.21)           --         (0.46)
                                                      --------      --------      --------
Net increase (decrease) in net asset value            $   4.20      $   5.53      $  (2.41)
                                                      --------      --------      --------
Net asset value, end of period                        $  24.67      $  20.47      $  14.94
                                                      ========      ========      ========
Total return*                                            22.12%        37.48%       (11.21)%
Ratio of net expenses to average net assets+              0.72%         0.76%         0.80%
Ratio of net investment income to average
 net assets+                                              0.53%         0.86%         0.46%
Portfolio turnover rate                                     55%           52%           68%
Net assets, end of period (in thousands)              $303,138      $170,237      $120,687
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.72%         0.76%         0.80%
 Net investment income                                    0.53%         0.86%         0.46%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                             0.72%         0.76%         0.80%
 Net investment income                                    0.53%         0.86%         0.46%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended          Year          Year
                                                      6/30/07         Ended        Ended
Class II                                            (unaudited)     12/31/06      12/31/05
Net asset value, beginning of period                  $  20.24      $  24.72      $  24.44
                                                      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.02       $  0.07      $   0.35
 Net realized and unrealized gain (loss)
  on investments                                          2.63          2.05          1.47
                                                      --------      --------      --------
  Net increase (decrease) from
    investment operations                             $   2.65      $   2.12      $   1.82
Distributions to shareowners:
 Net investment income                                   (0.13)           --         (0.05)
 Net realized gain                                       (2.25)        (6.60)        (1.49)
                                                      --------      --------      --------
Net increase (decrease) in net asset value            $   0.27      $  (4.48)     $   0.28
                                                      --------     --------       --------
Net asset value, end of period                        $  20.51      $  20.24      $  24.72
                                                      ========      ========      ========
Total return*                                            12.94%        12.27%         7.64%
Ratio of net expenses to average net assets+              0.96%**       0.96%         0.95%
Ratio of net investment income to average
 net assets+                                              0.41%**       0.63%         0.25%
Portfolio turnover rate                                     59%**        104%           42%
Net assets, end of period (in thousands)              $127,987      $100,696      $ 88,217
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.96%**       0.96%         0.95%
 Net investment income                                    0.41%**       0.63%         0.25%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                             0.96%**       0.96%         0.95%
 Net investment income                                    0.41%**       0.63%         0.25%

                                                        Year         Year          Year
                                                        Ended        Ended        Ended
Class II                                              12/31/04     12/31/03      12/31/02
Net asset value, beginning of period                  $  20.32      $  14.86     $   17.28
                                                      --------      --------     ---------
Increase (decrease) from investment operations:
 Net investment income                                $   0.01      $   0.06     $    0.04
 Net realized and unrealized gain (loss)
  on investments                                          4.38          5.44         (1.96)
                                                      --------      --------     ---------
  Net increase (decrease) from
    investment operations                             $   4.39      $   5.50     $   (1.92)
Distributions to shareowners:
 Net investment income                                   (0.06)        (0.04)        (0.04)
 Net realized gain                                       (0.21)           --         (0.46)
                                                      --------      --------     ---------
Net increase (decrease) in net asset value            $   4.12      $   5.46     $   (2.42)
                                                      --------      --------     ---------
Net asset value, end of period                        $  24.44      $  20.32     $   14.86
                                                      ========      ========     =========
Total return*                                            21.77%        37.09%       (11.38)%
Ratio of net expenses to average net assets+              0.97%         1.00%         1.07%
Ratio of net investment income to average
 net assets+                                              0.29%         0.60%         0.24%
Portfolio turnover rate                                     55%           52%           68%
Net assets, end of period (in thousands)              $536,837      $211,120     $  61,038
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.97%         1.00%         1.07%
 Net investment income                                    0.29%         0.60%         0.24%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                             0.97%         1.00%         1.07%
 Net investment income                                    0.29%         0.60%         0.24%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $374,929,235)            $ 453,621,312
 Receivables -
   Investment securities sold                                            603,074
   Fund shares sold                                                      990,545
   Dividends and interest                                                314,917
 Other                                                                     4,379
                                                                   -------------
     Total assets                                                  $ 455,534,227
                                                                   -------------
LIABILITIES:
 Payables -
   Investment securities purchased                                 $   2,820,717
   Fund shares repurchased                                               683,304
 Due to bank                                                             174,143
 Due to affiliates                                                        22,532
 Accrued expenses                                                         66,387
                                                                   -------------
     Total liabilities                                             $   3,767,083
                                                                   -------------
NET ASSETS:
 Paid-in capital                                                   $ 362,521,826
 Undistributed net investment income                                   1,237,949
 Accumulated undistributed net realized gain on investments            9,315,292
 Net unrealized gain on investments                                   78,692,077
                                                                   -------------
   Total net assets                                                $ 451,767,144
                                                                   -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
   Net assets                                                      $ 323,780,489
 Shares outstanding                                                   15,729,707
                                                                   -------------
   Net asset value per share                                       $       20.58
 Class II:
 (No par value, unlimited number of shares authorized)
   Net assets                                                      $ 127,986,655
 Shares outstanding                                                    6,239,319
                                                                   -------------
   Net asset value per share                                       $       20.51

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended
                                                                       6/30/07
INVESTMENT INCOME:
 Dividends                                                           $ 2,579,467
 Interest                                                                272,533
                                                                     -----------
   Total investment income                                           $ 2,852,000
                                                                     -----------
EXPENSES:
 Management fees                                                     $ 1,360,718
 Transfer agent fees and expenses                                          1,491
 Distribution fees (Class II)                                            139,527
 Administrative reimbursements                                            46,876
 Custodian fees                                                           23,421
 Professional fees                                                        22,792
 Printing expenses                                                        14,128
 Fees and expenses of nonaffiliated trustees                               3,701
 Miscellaneous                                                             3,835
                                                                     -----------
   Total expenses                                                    $ 1,616,489
   Less fees paid indirectly                                              (3,661)
                                                                     -----------
   Net expenses                                                      $ 1,612,828
                                                                     -----------
     Net investment income                                           $ 1,239,172
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                    $12,406,825
                                                                     -----------
 Change in net unrealized gain on investments                        $37,614,806
                                                                     -----------
 Net gain on investments                                             $50,021,631
                                                                     -----------
 Net increase in net assets resulting from operations                $51,260,803
                                                                     ===========

12  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                              Ended               Year
                                                                             6/30/07             Ended
                                                                           (unaudited)          12/31/06
FROM OPERATIONS:
Net investment income                                                    $   1,239,172       $   3,079,141
Net realized gain on investments                                            12,406,825          46,179,846
Change in net unrealized gain (loss) on investments                         37,614,806          (4,780,082)
                                                                         -------------       -------------
   Net increase in net assets resulting from operations                  $  51,260,803       $  44,478,905
                                                                         -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.17 and $0.26 per share, respectively)                       $  (2,382,738)      $  (2,875,197)
 Class II ($0.13 and $0.00 per share, respectively)                           (697,161)                 --
Net realized gain
 Class I ($2.25 and $6.60 per share, respectively)                         (31,800,439)        (71,620,431)
 Class II ($2.25 and $6.60 per share, respectively)                        (12,457,610)        (24,935,216)
                                                                         -------------       -------------
   Total distributions to shareowners                                    $ (47,337,948)      $ (99,430,844)
                                                                         -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  36,679,297       $  47,649,108
Reinvestment of distributions                                               47,337,949          99,430,844
Cost of shares repurchased                                                 (28,870,290)        (76,484,657)
                                                                         -------------       -------------
   Net increase in net assets resulting from fund share transactions     $  55,146,956       $  70,595,295
                                                                         -------------       -------------
   Net increase in net assets                                            $  59,069,811       $  15,643,356

NET ASSETS:
Beginning of period                                                        392,697,333         377,053,977
                                                                         -------------       -------------
End of period                                                            $ 451,767,144       $ 392,697,333
                                                                         -------------       -------------
Undistributed net investment income, end of period                       $   1,237,949       $   3,078,676
                                                                         =============       =============

 The accompanying notes are an integral part of these financial statements.  13

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
     Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
     (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
     shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
     (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
     (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
     Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Futures Contracts
     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2007, the Portfolio had no open contracts.

C.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2007, the Portfolio had no outstanding portfolio or settlement hedges.

E.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $1,738,582 which will expire in 2010 if not utilized.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                   2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                $30,630,865
Long-Term capital gain                                          68,799,978
                                                               -----------
                                                               $99,430,843
                                                               -----------
 Total distributions                                           $99,430,843
                                                               ===========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                  $10,059,518
Undistributed long-term gain                                    37,275,348
Capital loss carryforward                                       (1,738,582)
Unrealized appreciation                                         39,726,179
                                                               -----------
Total                                                          $85,322,463
                                                               ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $16,643 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,143 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $1,746 payable to PFD at June 30, 2007.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2007, the Portfolio's expenses were reduced by $3,661.

6. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                    Gross             Gross             Net
                                 Tax Cost       Appreciation      Depreciation      Appreciation
---------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio       $376,280,326      $81,556,995       $ (4,216,009)     $77,340,986
                              ============      ===========       ============      ===========
---------------------------------------------------------------------------------------------------

7. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $122,850,034 and $120,373,034, respectively.

8. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

---------------------------------------------------------------------------------------------------
                                  '07 Shares     '07 Amount
Mid Cap Value Portfolio           (unaudited)     (unaudited)      '06 Shares       '06 Amount
---------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                          675,000    $  14,679,800       1,049,089     $  22,445,647
Reinvestment of distributions      1,641,843       34,183,177       4,182,798        74,495,628
Shares repurchased                  (958,281)     (20,711,693)     (2,414,244)      (53,000,695)
                                   ------------------------------------------------------------
 Net increase                      1,358,562    $  28,151,284       2,817,643     $  43,940,580
                                   ============================================================
CLASS II:
Shares sold                        1,010,571    $  21,999,497       1,146,480     $  25,203,461
Reinvestment of distributions        633,965       13,154,772       1,403,220        24,935,216
Shares repurchased                  (379,512)      (8,158,597)     (1,144,450)      (23,483,962)
                                   ------------------------------------------------------------
 Net increase                      1,265,024    $  26,995,672       1,405,250     $  26,654,715
                                   ============================================================
---------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

9. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19609-01-0807


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                        PIONEER VARIABLE CONTRACTS TRUST

              Pioneer Money Market VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Schedule of Investments                                                     4

  Financial Statements                                                        8

  Notes to Financial Statements                                              12

  Trustees, Officers and Service Providers                                   15

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

The U.S. Federal Reserve (the Fed) left the influential Fed funds rate unchanged at 5.25% during the first half of 2007, while remaining alert for any signs of a pickup in inflationary pressures. In the following discussion, Seth Roman reviews the investment environment and the strategies of the Pioneer Money Market VCT Portfolio during the six months ended June 30, 2007. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Pioneer Money Market VCT Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All holdings have the highest ratings from the two nationally recognized ratings services: A1 by Standard & Poor's Investors Services; and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not to the Portfolio's Class I shares.)

Q:   How did the Portfolio perform during the six months ending June 30, 2007?

A: Pioneer Money Market VCT Portfolio Class I shares had a total return of 2.39% for the six months. During the same period, the average return among the 108 variable product portfolios in Lipper's Money Market category was 2.39%. On June 30, 2007, the Portfolio's annualized effective 7-day SEC yield was 4.79%. The Portfolio's net asset value remained stable at $1.00 throughout the period.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors in the performance of the Portfolio during the first six months of 2007?

A: While the Fed left the Fed funds rate stable during the six months, the Fed governors made it clear that their principal concern was to contain inflationary pressures. In particular, the central bank governors indicated they were concerned that the nation's unusually low unemployment rate - approaching 4.5% of the labor force - could lead to a period of wage inflation, which in the past has led to rising inflationary pressures throughout the economy that have been difficult to reverse. If the Fed were to see evidence of a pickup in inflation, it would be more likely to raise short-term rates in an effort to contain economic growth and reduce pricing pressures.

     Early in 2007, there had been greater anticipation that the Fed might be preparing to cut short-term rates in an effort to prevent weakness in the housing industry from spreading to the overall economy. However, growth appeared to be reaccelerating in the second quarter of the year, and fewer observers believed the Fed was likely to cut rates soon.

     Given those factors, we believed the best course of action in managing the Portfolio was to keep the duration relatively short, within the 50-day range. (Duration is a measure of sensitivity to changes in interest rates. Portfolios with shorter durations tend to be less sensitive to the changes, while those with longer durations tend to be more sensitive.)

     With an expanding economy, we believed a relatively shorter duration would allow us to obtain higher yields in the market while still being flexible to respond if rates began to move higher. We believe that strategy made sense during a period in which the economy was growing at a "slow boil."

Q:   What is your investment outlook?

A: Against a backdrop of low unemployment and rising corporate profits, it appears unlikely that the Fed will cut short-term rates in the near future. Until the Fed concludes that inflationary pressures are contained, it may be more likely to increase rates than cut rates. With that outlook, we expect to maintain the Portfolio's duration within the range of about 50 days until conditions change.

Prices and Distributions

                                               6/30/07         12/31/06
Net Asset Value per Share                      $ 1.00          $ 1.00

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $ 0.0237       $  -               $  -

A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

-------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

-------------------------------------------
Net Asset Value
-------------------------------------------
10 Years                3.22%
5 Years                 2.21%
1 Year                  4.86%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                           I
       ------------------------------------------------------------
       Beginning Account Value on 1/1/07                $ 1,000.00
       Ending Account Value on 6/30/07                  $ 1,023.90
       Expenses Paid During Period*                     $     3.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.64% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                           I
       ------------------------------------------------------------
       Beginning Account Value on 1/1/07                $ 1,000.00
       Ending Account Value on 6/30/07                  $ 1,021.62
       Expenses Paid During Period*                     $     3.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.64% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

Principal    Floating   S&P/Moody's
Amount ($)   Rate (a)   Ratings                                                                     Value
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
                                      Banks - 1.0%
                                      Thrifts & Mortgage Finance - 1.0%
   341,147       5.32   AAA/Aaa       Federal Home Loan Mortgage Corp., Multifamily VRD
                                      Certificate, 1/15/42                                    $   341,147
                                                                                              -----------
                                      Total Banks                                             $   341,147
                                                                                              -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $341,147)                                         $   341,147
                                                                                              -----------
                                      CORPORATE BONDS - 47.6%
                                      Capital Goods - 3.4%
                                      Construction & Farm Machinery & Heavy Trucks - 2.0%
   740,000       5.42   A/A2          Caterpillar Financial Services, 2/11/08                 $   740,310
                                                                                              -----------
                                      Industrial Conglomerates - 1.4%
   500,000       5.45   AAA/AAA       GE Capital Corp., 10/17/07                              $   500,000
                                                                                              -----------
                                      Total Capital Goods                                     $ 1,240,310
                                                                                              -----------
                                      Banks - 11.9%
                                      Diversified Banks - 10.9%
   250,000              NA/AA1        Barclays Bank NY Plc, 5.41%, 6/2/08                     $   250,000
   345,000       5.33   AA-/AAA       Royal Bank of Canada, 3/20/08                               344,975
   885,000       5.26   AA-/AA1       US Bank NA, 2/8/08                                          884,787
   300,000              AA/AA3        US Bank, 6.5%, 2/1/08                                       301,996
   150,000       5.29   AA+/AA1       US Bank, 11/30/07                                           149,995
   445,000       5.44   AA-/AA3       Wachovia Corp., 7/20/07                                     445,030
    70,000       5.43   A+/AA3        Wachovia Corp., 11/8/07                                      70,025
   864,000       5.31   AA+/AA1       Wells Fargo & Co., 4/3/08                                   864,080
   200,000       5.28   AA+/AA1       Wells Fargo & Co., 4/18/07                                  200,000
   386,000       5.42   AA+/AA1       Wells Fargo & Co., 9/28/07                                  386,084
                                                                                              -----------
                                                                                              $ 3,896,972
                                                                                              -----------
                                      Regional Banks - 1.0%
   350,000       5.43   AA/AA3        HSBC Bank USA, 9/21/07                                  $   350,070
                                                                                              -----------
                                      Total Banks                                             $ 4,247,042
                                                                                              -----------
                                      Diversified Financials - 29.1%
                                      Consumer Finance - 4.5%
   370,000       5.41   A+/AA3        American Express, 9/14/07                               $   370,084
   350,000       5.40   A+/AA3        American Express, 11/21/07                                  350,163
   600,000       5.42   A+/AA3        American Express, 3/5/08                                    600,525
   275,000       5.30   A+/A1         National Rural Utilities, 7/3/08                            274,929
                                                                                              -----------
                                                                                              $ 1,595,701
                                                                                              -----------
                                      Diversified Capital Markets - 0.2%
   100,000              AA-/AA1       Credit Suisse First Boston, 5.4%, 12/21/07              $    99,989
                                                                                              -----------
                                      Investment Banking & Brokerage - 11.9%
   175,000       5.51   A+/A1         Bear Stearns Co., 4/29/08                               $   175,240
   445,000       5.46   AA-/AA1       Credit Suisse First Boston, Inc., 6/3/08                    445,567
   200,000       5.47   AA-/AA1       Credit Suisse First Boston 6/2/08                           200,238
   500,000       5.47   AA-/AA3       Goldman Sachs Group, Inc., 7/2/07                           500,006
   650,000       5.48   AA-/AA3       Merrill Lynch & Co., 7/27/07                                650,075
 1,000,000       5.57   AA-/AA3       Merrill Lynch & Co., Extendable                           1,000,000
   150,000              A+/AA3        Morgan Stanley Dean Witter, 3.625%, 4/1/08                  148,003

4   The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (a)   Ratings                                                                     Value
                                      Investment Banking & Brokerage - (continued)
  450,000        5.48   A+/AA3        Morgan Stanley, 1/18/08                                 $   450,403
  200,000        5.48   A+/AA3        Morgan Stanley, 11/9/07                                     200,112
  500,000        5.39   A+/AA3        Morgan Stanley, 4/25/08                                     500,126
                                                                                              -----------
                                                                                              $ 4,269,770
                                                                                              -----------
                                      Other Diversified Financial Services - 11.0%
  370,000        5.36   A/A2          Caterpillar Financial Services, 4/17/08                 $   370,085
  650,000        5.40   AA/AA1        Citigroup Global Markets, 3/7/08                            650,317
  600,000        5.42   AA/AA1        Citigroup, Inc., 11/1/07                                    600,192
  430,000        5.41   AA/AA1        Citigroup, Inc., 5/2/08                                     430,332
  800,000        5.45   AAA/AAA       GE Capital Corp., Extendable                                800,000
  300,000               A+/AA3        JP Morgan Chase & Co., 6.375%, 4/1/08                       302,074
  150,000        5.43   AA-/AA3       JP Morgan Chase & Co., 1/25/08                              150,082
  120,000        5.79   AA/AA1        MBNA Corp., 5/5/08                                          120,477
  500,000        5.33   AAA/AAA       Toyota Motor Credit Corp., 10/12/07                         500,032
                                                                                              -----------
                                                                                              $ 3,923,591
                                                                                              -----------
                                      Specialized Finance - 1.5%
  540,000        5.60   A/A2          Citigroup, Inc., 11/23/07                               $   540,491
                                                                                              -----------
                                      Total Diversified Financials                            $10,429,542
                                                                                              -----------
                                      Insurance - 3.2%
                                      Multi-Line Insurance - 3.2%
  761,000        5.48   A+/A1         American General Finance, 1/18/08                       $   761,605
  400,000        5.49   A+/A1         American General Finance, 6/27/08                           400,542
                                                                                              $ 1,162,147
                                                                                              -----------
                                      Total Insurance                                         $ 1,162,147
                                                                                              -----------
                                      TOTAL CORPORATE BONDS
                                      (Cost $17,079,041)                                      $17,079,041
                                                                                              -----------
                                      U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%
                                      Banks - 0.5%
  170,000               AAA/Aaa       Federal National Mortgage Association, 5.3%, 1/8/08     $   170,000
                                                                                              -----------
                                      Total Banks                                             $   170,000
                                                                                              -----------
                                      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                      (Cost $170,000)
                                      MUNICIPAL BONDS - 1.2%
                                      Government - 1.2%
  210,000        5.32   AAA/Aaa       Iowa Finance Authority Revenue, 7/1/37                  $   210,000
  110,000        5.38   AA/AA1        Texas State Tax & Revenue Antic, 12/1/27                    110,000
  110,000        5.38   AA/AA1        Texas State Var-Ref-Taxable, 12/1/26                        110,000
                                                                                              -----------
                                                                                              $   430,000
                                                                                              -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $430,000)                                         $   430,000
                                                                                              -----------
                                      TEMPORARY CASH INVESTMENTS - 49.4%
                                      Commercial Paper - 49.4%
  110,000               NR/NR         Abbey National Plc, 5.07%, 10/2/07                      $   108,559
  200,000               NR/NR         Abbey National Plc, 5.28%, 8/20/07                          198,540
  285,000               NR/NR         Abbey National Plc, 5.27%, 8/6/07                           283,499
  180,000               NR/AA3        Abbey National Plc, 5.27%, 8/23/07                          179,989
  400,000               AA-/Aa2       Bank of America Corp., 5.19%, 7/24/07                       398,667
  200,000               AA-/Aa2       Bank of America Corp., 5.23%, 7/18/07                       199,506

  The accompanying notes are an integral part of these financial statements.  5

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (a)   Ratings                                                                     Value
                                      Commercial Paper - (continued)
   135,000              AA-/Aa2       Bank of America Corp., 5.24%, 7/5/07                    $   134,921
   350,000              AA-/Aa2       Bank of America Corp., 5.25%, 7/20/07                       349,030
   180,000              AA-/Aa2       Bank of America Corp., 5.3%, 7/2/07                         179,974
   175,000              NR/NR         Bank of Montreal, 5.235%, 8/15/07                           173,857
   520,000              NR/NR         Barclays U.S. Funding Corp., 5.23%, 8/21/07                 516,147
   394,000              NR/NR         BNP Paribas Financial, Inc., 5.19%, 9/14/07                 389,740
   210,000              NR/NR         BNP Paribas Financial, Inc., 5.2%, 10/23/07                 206,542
   400,000              NR/NR         BNP Paribas Financial, Inc., 5.22%, 7/6/07                  399,711
   246,000              NR/NR         BNP Paribas Financial, Inc., 5.23%, 7/5/07                  245,859
   170,000              NR/NR         CBA Delaware, Inc., 5.24%, 7/10/07                          169,779
   350,000              NR/NR         CBA Delaware, Inc., 5.25%, 9/28/07                          345,457
   300,000              NR/NR         CBA Delaware, Inc., 5.27%, 9/4/07                           297,145
   400,000              NR/NR         CBA Delaware, Inc., 5.4%, 7/6/07                            399,707
   800,000              AA-/AA2       Credit Agricole SA, 5.32%, 11/1/07                          799,994
   370,000              NR/AA3        Deutsche Bank, 5.31%, 10/10/07                              370,000
   200,000              NR/AA1        Deutsche Bank, 5.34%, 4/14/08                               200,000
   350,000              NR/NR         Deutsche Bank, 5.37%, 10/12/07                              350,000
   170,000              NR/NR         Deutsche Bank, 5.37%, 5/22/08                               170,000
   155,000              NR/AA1        Deutsche Bank, 5.4%, 1/9/08                                 155,000
   500,000              A-1+/P-1      Dexia Delaware LLC, 5.24%, 9/6/07                           494,877
   200,000              A-1+/P-1      Dexia Delaware LLC, 5.245%, 7/2/07                          199,972
   115,000              A-1+/P-1      Dexia Delaware LLC, 5.31%, 7/30/07                          114,509
   300,000              A-1/AA3       Fortis Bank New York, 5.305%, 2/19/08                       300,015
   200,000              A-1+/P-1      Fortis Banque Luxemburg, 5.23%, 8/9/07                      198,867
   350,000              A-1+/P-1      Fortis Banque Luxemburg, 5.26%, 9/4/07                      346,679
   140,000              A-1+/P-1      General Electric Capital Corp., 5.2%, 7/30/07               139,413
   350,000              NR/NR         Goldman Sachs & Co., 5.24%, 7/2/07                          349,949
   180,000              NR/NR         HBOS Treasury Services Plc, 5.25%, 9/7/07                   178,218
   200,000              AA/Aa2        HBOS Treasury Services Plc, 5.255%, 8/24/07                 198,423
   250,000              AA/Aa2        HBOS Treasury Services Plc, 5.27%, 7/20/07                  249,306
   530,000              AA/Aa2        HBOS Treasury Services Plc, 5.28%, 8/27/07                  525,595
   100,000              NR/NR         ING Funding LLC, 5.28%, 7/31/07                              99,560
   490,000              NR/NR         ING Funding LLC, 5.3%, 7/6/07                               489,645
   300,000              NR/NR         JP Morgan Bank, 5.19%, 10/15/07                             295,372
   400,000              NR/NR         JP Morgan Bank, 5.16%, 9/24/07                              395,071
   116,000              NR/NR         JP Morgan Bank, 5.23%, 8/27/07                              115,022
   180,000              NR/NR         Landesbank Baden-Wurttemberg, 5.27%, 9/26/07                177,708
   370,000              NR/NR         Nordea North America, Inc., 5.235%, 7/13/07                 369,360
   135,000              NR/NR         Nordea North America, Inc., 5.26%, 7/26/07                  134,507
 1,500,000              A-1+/P-1      Rabobank USA Financial, 5.32%, 7/2/07                     1,499,791
   170,000              NR/NR         Societe Generale, 5.13%, 10/5/07                            167,674
   380,000              NR/NR         Societe Generale, 5.17%, 11/1/07                            373,287
   200,000              NR/NR         Societe Generale, 5.185%, 8/15/07                           198,704
   330,000              NR/NR         Societe Generale, 5.235%, 11/5/07                           323,991
   200,000              NR/NR         Societe Generale, 5.25%, 9/4/07                             198,104
   255,000              NR/NR         Societe Generale, 5.255%, 11/26/07                          249,493
   100,000              NR/NR         Societe Generale, 5.31%, 8/6/07                              99,469
   100,000              AA-/Aa1       Svenska Handelsbank, 5.27%, 7/12/07                          99,839
   330,000              A-1+/P-1      Toyota Motor Credit Corp., 5.195%, 8/13/07                  327,954
   175,000              NR/NR         UBS Finance LLC, 5.185%, 8/15/07                            173,865
   300,000              NR/NR         UBS Finance LLC, 5.23%, 7/6/07                              299,782

6   The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (a)   Ratings                                                                     Value
                                      Commercial Paper - (continued)
  200,000               NR/NR         UBS Finance LLC, 5.26%, 7/11/07                         $   199,708
  100,000               NR/NR         UBS Finance LLC, 5.28%, 8/8/07                               99,443
  100,000               NR/NR         UBS Finance LLC, 5.29%, 9/4/07                               99,050
  145,000               NR/NR         UBS Finance LLC, 5.3%, 7/16/07                              144,680
  351,000               NR/NR         UBS Finance LLC, 5.31%, 7/3/07                              350,899
  200,000               NR/NR         UBS Finance LLC, 5.31%, 8/3/07                              199,047
                                                                                              -----------
                                                                                              $17,698,471
                                                                                              -----------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $17,698,471)                                      $17,698,471
                                                                                              -----------
                                      TOTAL INVESTMENT IN SECURITIES - 99.7%
                                      (Cost $35,718,659)                                      $35,718,659
                                                                                              -----------
                                      OTHER ASSETS AND LIABILITIES - 0.3%                     $   103,770
                                                                                              -----------
                                      TOTAL NET ASSETS - 100.0%                               $35,822,429
                                                                                              ===========

NR   Not rated by either S&P or Moody's.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. Rate shown is rate at period end.

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended                Year              Year
                                                                    6/30/07              Ended             Ended
Class I                                                           (unaudited)           12/31/06          12/31/05
Net asset value, beginning of period                                $ 1.000             $ 1.000           $ 1.000
                                                                    -------             -------           -------
Increase from investment operations:
  Net investment income                                             $ 0.024             $ 0.020           $ 0.025
  Net realized and unrealized loss (gain) on investments                 --                  --                --
                                                                    -------             -------           -------
    Net increase from investment operations                         $ 0.024             $ 0.020           $ 0.025
Distributions to shareowners:
  Net investment income                                              (0.024)             (0.020)           (0.025)
                                                                    -------             -------           -------
Net asset value, end of period                                      $ 1.000             $ 1.000           $ 1.000
                                                                    =======             =======           =======
Total return*                                                          2.39%               4.50%             2.47%
Ratio of net expenses to average net assets+                           0.64%**             0.61%             0.73%
Ratio of net investment income to average net assets+                  4.76%**             4.43%             2.40%
Net assets, end of year (in thousands)                              $35,822             $34,334           $33,216
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.64%**             0.61%             0.73%
  Net investment income                                                4.76%**             4.43%             2.40%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         0.64%**             0.61%             0.73%
  Net investment income                                                4.76%**             4.43%             2.40%



                                                                      Year                Year              Year
                                                                     Ended               Ended             Ended
Class I                                                             12/31/04            12/31/03          12/31/02
Net asset value, beginning of period                                $ 1.000             $ 1.000           $ 1.000
                                                                    -------             -------           -------
Increase from investment operations:
  Net investment income                                             $ 0.007             $ 0.006           $ 0.010
  Net realized and unrealized loss (gain) on investments                 --                                    --
                                                                    -------             -------           -------
    Net increase from investment operations                         $ 0.007             $ 0.006           $ 0.010
Distributions to shareowners:
  Net investment income                                              (0.007)             (0.006)           (0.010)
                                                                    -------             -------           -------
Net asset value, end of period                                      $ 1.000             $ 1.000           $ 1.000
                                                                    =======             =======           =======
Total return*                                                          0.65%               0.56%             1.19%
Ratio of net expenses to average net assets+                           0.74%               0.72%             0.78%
Ratio of net investment income to average net assets+                  0.66%               0.58%             1.11%
Net assets, end of year (in thousands)                              $42,896             $34,736           $59,521
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         0.74%               0.72%             0.78%
  Net investment income                                                0.66%               0.58%             1.11%
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         0.74%               0.72%             0.78%
  Net investment income                                                0.66%               0.58%             1.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

8   The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $35,718,659)              $35,718,659
  Cash                                                                    16,650
  Receivables --
    Fund shares sold                                                      16,480
    Dividends, interest and foreign taxes withheld                       152,351
                                                                     -----------
      Total assets                                                   $35,904,140
                                                                     -----------
LIABILITIES:
  Payables --
    Fund shares repurchased                                          $    50,455
    Dividends                                                              3,495
  Due to affiliates                                                        4,830
  Accrued expenses                                                        22,681
  Other                                                                      250
                                                                     -----------
      Total liabilities                                              $    81,711
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $35,825,348
  Undistributed net investment income                                         11
  Accumulated undistributed net realized loss                             (2,930)
                                                                     -----------
    Total net assets                                                 $35,822,429
                                                                     -----------
NET ASSET VALUE PER SHARE:
  Class I:
  (No par value, unlimited number of shares authorized)
    Net assets                                                       $35,822,429
  Shares outstanding                                                  35,829,715
                                                                     -----------
    Net asset value per share                                        $      1.00

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                          Ended
                                                                         6/30/07
INVESTMENT INCOME:
  Interest                                                              $945,059
                                                                        --------
    Total investment income                                             $945,059
                                                                        --------
EXPENSES:
  Management fees                                                       $ 70,013
                                                                        --------
  Transfer agent fees and expenses                                           690
  Administrative reimbursements                                            3,938
  Custodian fees                                                          13,149
  Professional fees                                                       14,574
  Printing expenses                                                        5,017
  Fees and expenses of nonaffiliated trustees                              3,366
  Miscellaneous                                                            1,321
                                                                        --------
    Total expenses                                                      $112,068
                                                                        --------
    Net expenses                                                        $112,068
                                                                        --------
      Net investment income                                             $832,991
                                                                        --------
REALIZED GAIN ON INVESTMENTS
  Net realized gain from investments                                    $     44
                                                                        --------
  Net gain on investments                                               $     44
                                                                        --------
  Net increase in net assets resulting from operations                  $833,035
                                                                        ========

10  The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                             Ended              Year
                                                                            6/30/07             Ended
                                                                          (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                    $     832,991     $   1,573,937
Net realized gain on investments                                                    44                --
Change in net unrealized gain or loss on investments                                --              (125)
                                                                         -------------     -------------
    Net increase in net assets resulting from operations                 $     833,035     $   1,573,812
                                                                         -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
  Class I ($0.024 and $0.020 per share, respectively)                    $    (832,980)    $  (1,574,273)
                                                                         -------------     -------------
    Total distributions to shareowners                                   $    (832,980)    $  (1,574,273)
                                                                         -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $  11,429,928     $  19,517,030
Reinvestment of distributions                                                  835,112         1,571,489
Cost of shares repurchased                                                 (10,776,251)      (19,970,568)
                                                                         -------------     -------------
    Net increase in net assets resulting from fund share transactions    $   1,488,789     $   1,117,951
                                                                         -------------     -------------
    Net increase in net assets                                           $   1,488,844     $   1,117,490
NET ASSETS:
Beginning of period                                                         34,333,585        33,216,095
                                                                         -------------     -------------
End of period                                                            $  35,822,429     $  34,333,585
                                                                         =============     =============
Undistributed net investment income, end of period                       $          11     $          --
                                                                         =============     =============

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Money Market VCT Portfolio (The Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
     Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
     (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
     shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
     (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
     (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
     Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
     Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
     Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

Information concerning the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts is recorded on the accrual basis.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $2,974, of which the following amounts will expire between 2010 and 2012 if not utilized: $2,728 in 2010 and $246 in 2012.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.


--------------------------------------------------------------------------------
                                                             2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                            $1,574,272
                                                           ----------
 Total distributions                                       $1,574,272
                                                           ==========
Distributable Earnings:
Capital loss carryforward                                  $  (2,974)
                                                           ----------
 Total                                                     $  (2,974)
                                                           ==========
--------------------------------------------------------------------------------

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007.

D.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $850 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $3,980 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                     Net
                                                  Gross            Gross        Appreciation/
                               Tax Cost       Appreciation     Depreciation     (Depreciation)
----------------------------------------------------------------------------------------------
Money Market Portfolio       $35,718,659          $--              $--              $--
                             ===========          ===              ===              ===
----------------------------------------------------------------------------------------------

5.   Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $240,324,789 and $239,538,073, respectively.

6.   Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

----------------------------------------------------------------------------------------------------
                                    '07 Shares       '07 Amount
Money Market Portfolio              (unaudited)      (unaudited)      '06 Shares         '06 Amount
----------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                          11,429,928      $11,429,928      19,517,030        $19,517,030
Reinvestment of distributions           835,112          835,112       1,571,489          1,571,489
Shares repurchased                  (10,776,251)     (10,776,251)    (19,970,568)       (19,970,568)
                                   -----------------------------------------------------------------
Net increase                          1,488,789      $ 1,488,789       1,117,951        $ 1,117,951
                                    ===========      ===========     ===========        ===========
----------------------------------------------------------------------------------------------------

7.   New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Variable Contracts Trust

[LOGO]PIONEER
      Investments(R)


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19615-01-0807


                                                           [LOGO]PIONEER
                                                                 Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         8

  Notes to Financial Statements                                               12

  Trustees, Officers and Service Providers                                    16



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.9%
Depositary Receipts for International Stocks                                4.1%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     31.6%
Consumer Discretionary                                                     14.1%
Health Care                                                                13.9%
Industrials                                                                13.1%
Financials                                                                 12.5%
Consumer Staples                                                            6.6%
Energy                                                                      5.4%
Materials                                                                   1.6%
Telecommunication Services                                                  1.2%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
 1.  General Electric Co.                                                   3.80%
--------------------------------------------------------------------------------
 2.  Microsoft Corp.                                                        3.65
--------------------------------------------------------------------------------
 3.  Cisco Systems, Inc.                                                    3.29
--------------------------------------------------------------------------------
 4.  Google, Inc.                                                           3.11
--------------------------------------------------------------------------------
 5.  Apple, Inc.                                                            2.95
--------------------------------------------------------------------------------

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share   6/30/07        12/31/06
Class II                    $12.69         $12.13


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
Class II                    $0.0244        $  -              $0.0497

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index and the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Oak Ridge
          Large Cap Growth          Russell 1000     Standard & Poor's
        VCT Portfolio, Class II     Growth Index     (S&P) 500 Index
        -----------------------     ------------     ---------------
3/04            10000                  10000             10000
6/04            10147                  10194             10172
6/05            10759                  10365             10615
6/06            11231                  10999             11747
6/07            12696                  13094             14164

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The S&P 500 Index is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)                                                                   8.23%
1 Year                                                                     13.05%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,052.20
       Expenses Paid During Period*                                    $    4.83

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,020.08
       Expenses Paid During Period*                                    $    4.76

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Manager, discusses the factors that influenced performance during the six months ended June 30, 2007.

Q: How did the market and the Portfolio perform during the semiannual reporting period?
A: The U.S. stock market continued its long stretch of robust performance during the past six months, as both strong underlying fundamentals and favorable supply-and-demand factors contributed to its positive return. Looking first at fundamentals, the U.S. economy continued to grow at a moderate pace while corporate earnings growth, despite slowing somewhat during the first quarter, came in well above the market's muted expectations. Continued profit growth, in turn, enabled corporations to continue buying back stock - a distinct positive for the supply-and-demand backdrop. A second important source of demand was the activity of private equity firms, which purchase public companies at a premium in order to take them private. The market's positive momentum was interrupted briefly in early March and late June, when sentiment was temporarily depressed by concerns that the weakness in the sub-prime mortgage area would spread to the rest of the U.S. economy. Nevertheless, the S&P 500 Index closed the period close to its all-time high.

   In that environment, the Portfolio's Class II shares returned 5.22% at net asset value, trailing its benchmarks - the Russell 1000[RegTM] Growth Index and the Standard and Poor's (S&P) 500 Index, which returned 8.13% and 6.96%, respectively, as well as the 7.43% average return of the 196 portfolios in its Lipper peer group, Large Cap Growth Funds.
   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Why did the Portfolio underperform?
A: Our focus is on finding stocks with exceptionally good long-term growth stories and a high level of visibility with regard to future growth. Unfortunately, that approach was out of favor in a speculative environment that was fueled in part by investors' search for stocks likely to be bought out by private equity firms. The result was that while many of the Portfolio's holdings performed well, its return was unable to keep pace with the market in the short term. From a longer-term standpoint, however, we believe our patience in holding reasonably valued, fundamentally sound companies will pay off.

Q: In what sectors did the Portfolio underperform?
A: The Portfolio's most significant underperformance occurred in health care, where the biotechnology stocks Amgen and Genentech gave up ground. We have since eliminated the Portfolio's position in Amgen and have reduced its position in Genentech. Also in health care, we held positions in stocks - such as Allergan - that were essentially flat in a rising market and were therefore unable to make up the performance shortfall in biotech.

   The consumer sector, where the Portfolio's positions in Staples, Best Buy, Coach, and Target failed to keep pace with the retail sector as a whole, was another area in which our holdings underperformed. However, we believe those to be excellent companies with significant competitive advantages, and all three have been retained in the Portfolio.


A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What elements of the Portfolio's positioning helped performance?

A: We generated the largest margin of outperformance in the energy sector, where both of the Portfolio's positions, XTO Energy and Schlumberger, delivered strong returns. Also adding value was our stock selection in the industrials sector, where a position in Precision Castparts was the leading contributor to performance. A manufacturer of engineered airplane parts, the company has capitalized on both growing demand from the emerging markets as well as airlines' need to replace planes in their aging fleets.

   The Portfolio's third-best sector was technology, where shares of Apple Computer - a position we added to early in 2007 - staged a strong rally. The company's success story has continued as rising sales of personal computers and the favorable prospects for its new iPhone have outweighed concerns about the slowing sales of iPods. The Internet giant Google was another substantial winner for the Portfolio. Also gaining ground were four stocks we held through sluggish performance in 2006: Microchip Technology, Texas Instruments, Corning, and Qualcomm. We believe the recoveries in those holdings illustrate the value of being patient during short-term weakness in otherwise attractive investments.

Q: Do you have any closing thoughts for investors?
A: We continue to focus on companies with strong top-line growth. Specifically, we seek companies not just with strong sales by dollar volume, which can be skewed higher by the weakness in the U.S. dollar, but also with strong unit sales growth. In that way, we believe we can identify the companies with the most attractive prospects for organic growth. In an environment of slower earnings growth for the broader market, we believe investors will gravitate to the type of fundamentally sound growth companies we hold in the Portfolio.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 93.8%
                  Energy - 5.0%
                  Oil & Gas Equipment & Services - 2.4%
       7,990      Schlumberger, Ltd. (a)                             $   678,671
                                                                     -----------
                  Oil & Gas Exploration &
                  Production - 2.6%
      12,645      XTO Energy, Inc.                                   $   759,965
                                                                     -----------
                  Total Energy                                       $ 1,438,636
                                                                     -----------
                  Materials - 1.5%
                  Specialty Chemicals - 1.5%
       9,850      Ecolab, Inc.                                       $   420,595
                                                                     -----------
                  Total Materials                                    $   420,595
                                                                     -----------
                  Capital Goods - 12.2%
                  Aerospace & Defense - 6.4%
       6,000      Boeing Co.                                         $   576,960
       4,875      Precision Castparts Corp.                              591,630
       9,705      United Technologies Corp.                              688,376
                                                                     -----------
                                                                     $ 1,856,966
                                                                     -----------
                  Industrial Conglomerates - 3.5%
      26,560      General Electric Co.                               $ 1,016,717
                                                                     -----------
                  Industrial Machinery - 2.3%
       8,585      Danaher Corp.                                      $   648,168
                                                                     -----------
                  Total Capital Goods                                $ 3,521,851
                                                                     -----------
                  Consumer Durables & Apparel - 2.0%
                  Apparel, Accessories
                  & Luxury Goods - 2.0%
      11,855      Coach, Inc.*                                       $   561,808
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   561,808
                                                                     -----------
                  Consumer Services - 1.8%
                  Hotels, Resorts & Cruise Lines - 1.8%
      11,830      Marriott International, Inc.                       $   511,529
                                                                     -----------
                  Total Consumer Services                            $   511,529
                                                                     -----------
                  Media - 4.0%
                  Broadcasting & Cable TV - 2.1%
      20,712      Comcast Corp.*                                     $   582,421
                                                                     -----------
                  Movies & Entertainment - 1.9%
      25,665      News Corp., Inc.                                   $   544,355
                                                                     -----------
                  Total Media                                        $ 1,126,776
                                                                     -----------
                  Retailing - 5.6%
                  Computer & Electronics Retail - 1.6%
       9,615      Best Buy Co., Inc.                                 $   448,732
                                                                     -----------
                  General Merchandise Stores - 2.1%
       9,245      Target Corp.                                       $   587,982
                                                                     -----------
                  Specialty Stores - 1.9%
      23,197      Staples, Inc.                                      $   550,465
                                                                     -----------
                  Total Retailing                                    $ 1,587,179
                                                                     -----------
                  Food & Drug Retailing - 1.8%
                  Drug Retail - 1.8%
      11,765      Walgreen Co.                                       $   512,248
                                                                     -----------
                  Total Food & Drug Retailing                        $   512,248
                                                                     -----------
                  Food, Beverage & Tobacco - 2.1%
                  Soft Drinks - 2.1%
       9,135      PepsiCo, Inc.                                      $   592,405
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   592,405
                                                                     -----------
                  Household & Personal Products - 2.3%
                  Household Products - 2.3%
      10,875      Procter & Gamble Co.                               $   665,441
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   665,441
                                                                     -----------
                  Health Care Equipment & Services - 4.0%
                  Health Care Equipment - 2.0%
       6,750      Zimmer Holdings, Inc.*                             $   573,008
                                                                     -----------
                  Managed Health Care - 2.0%
       7,140      Wellpoint, Inc.*                                   $   569,986
                                                                     -----------
                  Total Health Care Equipment
                  & Services                                         $ 1,142,994
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 9.0%
                  Biotechnology - 1.6%
       5,985      Genentech, Inc.*                                   $   452,825
                                                                     -----------
                  Life Sciences Tools & Services - 2.0%
      10,900      Thermo Fisher Scientific, Inc.*                    $   563,748
                                                                     -----------
                  Pharmaceuticals - 5.4%
      10,855      Abbott Laboratories                                $   581,285
       7,950      Allergan, Inc.                                         458,238
       9,240      Novartis AG (A.D.R.)                                   518,087
                                                                     -----------
                                                                     $ 1,557,610
                                                                     -----------
                  Total Pharmaceuticals
                  & Biotechnology                                    $ 2,574,183
                                                                     -----------
                  Diversified Financials - 8.7%
                  Consumer Finance - 1.8%
       8,700      American Express Co.                               $   532,266
                                                                     -----------
                  Investment Banking & Brokerage - 4.2%
      30,265      Charles Schwab Corp.                               $   621,038
      21,980      Invesco Plc*(a)                                        568,183
                                                                     -----------
                                                                     $ 1,189,221
                                                                     -----------
                  Specialized Finance - 2.7%
         500      Chicago Mercantile Exchange*                       $   267,180
       3,385      Intercontinental Exchange, Inc.*                       500,472
                                                                     -----------
                                                                     $   767,652
                                                                     -----------
                  Total Diversified Financials                       $ 2,489,139
                                                                     -----------


6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                              Value
                  Insurance - 3.0%
                  Life & Health Insurance - 2.1%
      11,475      Aflac, Inc.                                        $   589,815
                                                                     -----------
                  Property & Casualty Insurance - 0.9%
       4,200      MBIA, Inc.                                         $   261,324
                                                                     -----------
                  Total Insurance                                    $   851,139
                                                                     -----------
                  Software & Services - 15.0%
                  Application Software - 1.9%
      13,370      Adobe Systems, Inc.*                               $   536,805
                                                                     -----------
                  Data Processing & Outsourced
                  Services - 2.8%
       9,945      Iron Mountain, Inc.*                               $   259,863
      13,930      Paychex, Inc.                                          544,942
                                                                     -----------
                                                                     $   804,805
                                                                     -----------
                  Home Entertainment Software - 1.7%
      10,400      Electronic Arts, Inc.*                             $   492,128
                                                                     -----------
                  Internet Software & Services - 2.9%
       1,589      Google, Inc.*                                      $   831,651
                                                                     -----------
                  IT Consulting & Other Services - 2.3%
       8,480      Cognizant Tech Solutions Corp.*                    $   636,763
                                                                     -----------
                  Systems Software - 3.4%
      33,175      Microsoft Corp.                                    $   977,667
                                                                     -----------
                  Total Software & Services                          $ 4,279,819
                                                                     -----------
                  Technology Hardware & Equipment - 10.4%
                  Communications Equipment - 7.6%
      31,665      Cisco Systems, Inc.*                               $   881,870
      19,605      Corning, Inc.*                                         500,908
      18,190      Qualcomm, Inc.                                         789,263
                                                                     -----------
                                                                     $ 2,172,041
                                                                     -----------
                  Computer Hardware - 2.8%
       6,475      Apple, Inc.*                                       $   790,209
                                                                     -----------
                  Total Technology Hardware
                  & Equipment                                        $ 2,962,250
                                                                     -----------
                  Semiconductors - 4.3%
                  Semiconductors - 4.3%
      14,755      Microchip Technology                               $   546,525
      17,925      Texas Instruments, Inc.                                674,518
                                                                     -----------
                                                                     $ 1,221,043
                                                                     -----------
                  Total Semiconductors                               $ 1,221,043
                                                                     -----------
                  Telecommunication Services - 1.1%
                  Wireless Telecommunication
                  Services - 1.1%
       9,420      Metro PCS Communications, Inc.*                    $   311,237
                                                                     -----------
                  Total Telecommunication Services                   $   311,237
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $22,972,915)                                 $26,770,272
                                                                     -----------
                  TEMPORARY CASH INVESTMENT - 4.5%
                  Security Lending Collateral - 4.5%
   1,272,623      Securities Lending Investment Fund, 5.28%          $ 1,272,623
                                                                     -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $1,272,623)                                  $ 1,272,623
                                                                     -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 98.3%
                  (Cost $24,245,538)                                 $28,042,895
                                                                     -----------
                  OTHER ASSETS
                  AND LIABILITIES - 1.7%                             $   482,046
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $28,524,941
                                                                     ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a)      At June 30, 2007, the following securities were out on loan:

         Shares   Security                                               Value
         21,760   Invesco Plc *                                       $  562,496
          7,910   Schlumberger, Ltd.                                     671,875
                                                                      ----------
                   Total                                              $1,234,371
                                                                      ==========


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended                                      3/15/04 (a)
                                                                  6/30/07          Year Ended    Year Ended        to
CLASS II                                                        (unaudited)         12/31/06      12/31/05      12/31/04
Net asset value, beginning of period                              $ 12.13            $ 11.98       $ 11.09        $10.00
                                                                  -------            -------       -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $  0.02            $  0.02       $ (0.01)       $ 0.03
 Net realized and unrealized gain on investments                     0.61               0.30          0.92          1.06
                                                                  -------            -------       -------        ------
  Net increase from investment operations                         $  0.63            $  0.32       $  0.91        $ 1.09
Distributions to shareowners:
 Net investment income                                              (0.02)              0.00(c)      (0.02)            -
 Net realized gain                                                  (0.05)             (0.17)            -             -
                                                                  -------            -------       -------        ------
 Net increase in net asset value                                  $  0.56            $  0.15       $  0.89        $ 1.09
                                                                  -------            -------       -------        ------
Net asset value, end of period                                    $ 12.69            $ 12.13       $ 11.98        $11.09
                                                                  =======            =======       =======        ======
Total return*                                                        5.22%              2.79%         8.18%        10.90%(b)
Ratio of net expenses to average net assets                          0.95%**            0.95%         0.95%         0.95%**
Ratio of net investment income to average net assets                 0.23%**            0.21%         0.08%         0.79%**
Portfolio turnover rate                                                45%**              52%          131%           21%
Net assets, end of period (in thousands)                          $28,525            $27,683       $25,908        $4,397
Ratios with no waiver of management fees and assumption
 of expenses by PIM:
 Net expenses                                                        1.34%**            1.37%         1.93%         6.22%**
 Net investment loss                                                (0.16)%**         (0.21)%       (0.90)%        (4.48)%**

(a) The Portfolio commenced operations on March 15, 2004.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $1,234,371) (cost $24,245,538)   $ 28,042,895
 Cash                                                                                                   2,352,496
 Receivables --
 Dividends, interest and foreign taxes withheld                                                            14,282
 Other                                                                                                        717
                                                                                                     ------------
  Total assets                                                                                       $ 30,410,390
                                                                                                     ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                                     $    465,609
 Fund shares repurchased                                                                                   79,903
 Upon return of securities on loaned                                                                    1,272,623
 Due to affiliates                                                                                          1,212
 Accrued expenses                                                                                          66,102
                                                                                                     ------------
  Total liabilities                                                                                  $  1,885,449
                                                                                                     ------------
NET ASSETS:
 Paid-in capital                                                                                     $ 24,006,148
 Undistributed net investment income                                                                       32,735
 Accumulated net realized gain on investments                                                             688,701
 Net unrealized gain on investments                                                                     3,797,357
                                                                                                     ------------
  Total net assets                                                                                   $ 28,524,941
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                          $ 28,524,941
Shares outstanding                                                                                      2,247,251
                                                                                                     ------------
 Net asset value per share                                                                           $      12.69


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                  Ended
                                                                                                 6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,048)                                           $  134,151
 Interest                                                                                          33,022
 Income on securities loaned, net                                                                     308
                                                                                               ----------
  Total investment income                                                                      $  167,481
                                                                                               ----------
EXPENSES:
 Management fees                                                                               $  106,224
 Transfer agent fees and expenses                                                                     741
 Distribution fees                                                                                 35,408
 Administrative reimbursements                                                                      3,187
 Custodian fees                                                                                    11,494
 Professional fees                                                                                 20,103
 Printing expense                                                                                   8,798
 Fees and expenses of nonaffiliated trustees                                                        3,593
 Miscellaneous                                                                                        898
                                                                                               ----------
  Total expenses                                                                               $  190,446
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.         (55,896)
                                                                                               ----------
  Net expenses                                                                                 $  134,550
                                                                                               ----------
   Net investment income                                                                       $   32,931
                                                                                               ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                                                            $  755,100
                                                                                               ----------
 Change in net unrealized gain from investments                                                $  654,803
                                                                                               ----------
 Net gain on investments                                                                       $1,409,903
                                                                                               ==========
 Net increase in net assets resulting from operations                                          $1,442,834
                                                                                               ==========


10   he accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Six Months
                                                                                        Ended             Year
                                                                                       6/30/07           Ended
                                                                                     (unaudited)        12/31/06
FROM OPERATIONS:
Net investment income                                                               $     32,931      $     54,665
Net realized gain on investments                                                         755,100           435,916
Change in net unrealized gain (loss) on investments                                      654,803           192,584
                                                                                    ------------      ------------
  Net increase in net assets resulting from operations                              $  1,442,834      $    683,165
                                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.02 and $0.00 per share, respectively)                                 $    (54,770)     $     (7,919)
Net realized gain
 Class II ($0.05 and $0.17 per share, respectively)                                     (111,561)         (363,377)
                                                                                    ------------      ------------
  Total distributions to shareowners                                                $   (166,331)     $   (371,296)
                                                                                    ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $  1,789,630      $  4,789,041
Shares issued in reorganizations                                                              --         1,892,764
Reinvestment of distributions                                                            166,331           371,296
Cost of shares repurchased                                                            (2,390,040)       (5,590,461)
                                                                                    ------------      ------------
  Net increase (decrease) in net assets resulting from Fund share transactions      $   (434,079)     $  1,462,640
                                                                                    ------------      ------------
  Net increase in net assets                                                        $    842,424      $  1,774,509
NET ASSETS:
Beginning of period                                                                   27,682,517        25,908,008
                                                                                    ------------      ------------
End of period                                                                       $ 28,524,941      $ 27,682,517
                                                                                    ============      ============
Undistributed net investment income, end of period                                  $     32,735      $     54,574
                                                                                    ============      ============



  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio) (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital appreciation.

Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Securities that have not traded

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                      $    7,919
 Long-Term capital gain                                                  363,377
                                                                      ----------
  Total distributions                                                 $  371,296
                                                                      ==========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                        $   54,574
 Undistributed long-term gain/(capital loss carryforward)                111,543
 Unrealized appreciation (depreciation)                                3,076,173
                                                                      ----------
  Total                                                               $3,242,290
                                                                      ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007.

   Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Portfolio.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition is consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $707 is payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $113 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $392 payable to PFD at June 30, 2007.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------
                                                                                           Net
                                                            Gross          Gross      Appreciation/
                                           Tax Cost     Appreciation   Depreciation   (Depreciation)
----------------------------------------------------------------------------------------------------
 Oak Ridge Large Cap Growth Portfolio    $24,311,919     $3,957,010     $ (226,034)     $3,730,976
                                         ===========     ==========     ==========      ==========
----------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $6,011,744 and $6,794,225, respectively.

7. Capital Shares
At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

-------------------------------------------------------------------------------------------------
                                      '07 Shares     '07 Amount
Oak Ridge Large Cap Growth Portfolio  (unaudited)    (unaudited)    '06 Shares      '06 Amount
-------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                            143,590      $1,789,630       408,255       $4,789,041
 Shares issued in reorganization              -               -       154,260        1,892,764
 Reinvestment of distributions           12,934         166,331        33,420          371,296
 Shares repurchased                    (190,719)     (2,390,040)     (476,773)      (5,590,461)
                                       ----------------------------------------------------------
  Net increase (decrease)               (34,195)     $ (434,079)      119,162       $1,462,640
                                       ==========================================================
-------------------------------------------------------------------------------------------------

8. Merger Information
On December 14, 2006, beneficial owners of Pioneer AmPac Growth VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer AmPac Growth VCT Portfolio's Class II net assets for Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares, based on Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------
                                      Pioneer Oak Ridge                             Pioneer Oak Ridge
                                      Large Cap Growth         Pioneer AmPac        Large Cap Growth
                                        VCT Portfolio      Growth VCT Portfolio       VCT Portfolio
                                    (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-------------------------------------------------------------------------------------------------------
 Net Assets
  Class II                               $26,329,442            $1,892,764             $28,222,206
                                         ===========            ==========             ===========
 Shares Outstanding
  Class II                                 2,145,222               163,721               2,299,482
                                         ===========            ==========             ===========
 Shares Issued in Reorganization
  Class II                                                                                 154,260
                                                                                       ===========
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Realized
                                       Unrealized Appreciation   Gain/(Loss) on
                                           on Closing Date        Closing Date
--------------------------------------------------------------------------------
 Pioneer AmPac Growth VCT Portfolio           $308,182             $ (847)
                                              ========             ======
--------------------------------------------------------------------------------

9. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19634-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                8
  Notes to Financial Statements                                      13
  Trustees, Officers and Service Providers                           18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               86.6%
Temporary Cash Investment                        13.4%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Apartment                                        19.0%
Office                                           17.9%
Regional Mall                                    15.4%
Industrial                                       12.3%
Shopping Center                                  11.7%
Hotel                                             9.3%
Storage                                           5.3%
Diversified                                       5.2%
Health Care                                       2.8%
Triple-Net Lease                                  1.1%

Five Largest Holdings
(As a percentage of equity holdings)

1.        Simon DeBartolo Group, Inc.              8.24%
2.        Boston Properties, Inc.                  5.82
3.        Equity Residential Property Trust        5.48
4.        Vornado Realty Trust                     4.40
5.        Host Hotels & Resorts, Inc.              4.02

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/07       12/31/06
  Class I                     $ 27.28       $ 33.01
  Class II                    $ 27.23       $ 32.96


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.4100       $  -              $ 2.923
  Class II                  $ 0.3700       $  -              $ 2.923

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[The following data was represented as a line graph in the printed material]

                             Pioneer        Pioneer
              Wilshire        Real           Real
                Real         Estate         Estate
               Estate      Shares VCT     Shares VCT
             Securities    Portfolio,     Portfolio,
                Index       Class I        Class II
6/97            10,000       10,000        10,000
6/99             9,917        9,727         9,678
6/01            12,899       12,172        12,031
6/03            15,120       14,265        14,028
6/05            26,263       24,833        24,297
6/07            35,760       33,881        32,994

The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class*
(3/1/95)                                         15.19%        14.89%
10 Years                                         12.98%        12.68%
5 Years                                          19.44%        19.15%
1 Year                                           10.27%        10.01%

* Inception date of the Portfolio's Class 1 shares. Class II shares commenced operations on August 1, 2000.

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000 is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                $   925.50       $   924.30
Expenses Paid During Period*                   $     4.34       $     5.53

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class I and 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07              $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                $ 1,020.28       $ 1,019.04
Expenses Paid During Period*                   $     4.56       $     5.81

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class I and 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

After seven years of strong returns, real estate investment trusts (REITs) ended the first half of 2007 in negative territory with the major U.S. REIT indexes down approximately 6%. While the correction and its inherent volatility warrants a more cautionary approach, the underlying fundamentals remain generally strong across each of the major property types, as Matthew Troxell of AEW Capital Management, L.P. explains in the following interview.

Q.   What triggered the decline in REIT prices?

A. The sector's downturn, which commenced in early February, was caused by several factors, including the impact of the market's slightly diminished (albeit still positive) expectations for REIT earnings in 2007, instability in the Chinese and sub-prime lending markets this spring, and fears of higher interest rates that surfaced in June. We also believe that prices have recently fallen in response to profit taking, as investors came to grips with the fact that the sector's spectacular multi-year rally may have run its course.

Q.   How did the Portfolio perform during the semiannual period?

A. Reflecting the sector's weak performance, the Portfolio's Class I and II shares posted total returns, respectively, of -7.45% and -7.57% at net asset value for the six months ended June 30, 2007. In comparison, the Wilshire Real Estate Securities Index returned -6.19%, and the average return of the 59 real estate funds tracked by Lipper, Inc. was -5.04% for the same period.

     The major driver of the Portfolio's underperformance relative to the benchmark and its peer group was the disappointing returns of stocks in the shopping center, office and hotel sectors. The negative performance in these sectors was partially offset by the positive returns of holdings in the storage and triple net lease sectors. The Portfolio's exposure to the underperforming healthcare sector, which struggled in the final weeks of the semiannual period, impacted its performance relative to the benchmark, as the index does not have any exposure to this sector.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What investments contributed to performance?

A. Despite the sector's overall decline, several holdings turned in positive performance. Starwood Hotels & Resorts Worldwide rallied on speculation that the company might be bought, which began after the removal of the company's CEO in early April. Archstone-Smith Trust (apartment) benefited significantly from its announcement that it was being acquired at a significant premium to its share price.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   What investments detracted from performance?

A. Two of the most disappointing stocks - Boston Properties (office) and Developers Diversified Realty (shopping centers) - declined even though we do not believe that there were any significant events that led to this weakness. We still believe both companies represent solid values relative to their peers and continue to maintain an overweight position in both stocks. Public Storage was negatively impacted by an overall slowdown in the industry and in same-store sales, which, in turn, was driven by lagging home sales.

Q. Despite the correction, are the underlying fundamentals of the various property types that the Portfolio is invested in still positive?

A. Yes. In the retail sector, property occupancies are still high, tenant interest for available space is still strong, and overall same store sales remain healthy. Office and industrial fundamentals also remain solid as evidenced by continued high occupancy levels and rising rents, with coastal locations doing exceptionally well. Supply is increasing, but not to a point that has warranted significant concerns. Conditions remain strong in the apartment sector relative to historical averages, although overall rental growth appears to be slowing somewhat. In the near term, we believe that the sector will continue to be supported by the softening housing market and lenders' tightening credit standards for home buyers. Fundamentals remain sound in the lodging sector as well, despite moderating revenue per available room growth year-over-year and increasing supply levels.

     Despite the solid fundamentals, we have become more cautious in our outlook. We expect continued volatility in the REIT market during the remainder of the year, with several factors playing a role in performance and the duration of the correction. These include higher interest rates, the health of the consumer and the overall economy, and potential increases in commercial real estate lending spreads, which could have a negative impact on asset prices and the privatization activity that has been so important to the sector's growth recently. In this more challenging environment, we'll continue to place great importance on the quality of a company's balance sheet and earnings stream.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                               Value
                COMMON STOCKS - 98.7%
                Consumer Services - 4.0%
                Hotels, Resorts & Cruise Lines - 4.0%
     70,000     Hilton Hotels Corp.                               $   2,342,900
     25,000     Starwood Hotels & Resorts                             1,676,750
                                                                  -------------
                                                                  $   4,019,650
                                                                  -------------
                Total Consumer Services                           $   4,019,650
                                                                  -------------
                Real Estate - 94.1%
                Diversified Real Estate Investment Trusts - 8.6%
     70,000     Liberty Property Trust (a)                        $   3,075,100
     18,000     PS Business Parks, Inc.                               1,140,660
     39,400     Vornado Realty Trust (a)                              4,327,696
                                                                  -------------
                                                                  $   8,543,456
                                                                  -------------
                Industrial Real Estate Investment Trusts - 7.9%
     41,000     AMB Property Corp.                                $   2,182,020
    145,900     DCT Industrial Trust, Inc. (a)                        1,569,884
     30,600     First Potomac Realty Trust                              712,674
     59,400     ProLogis Trust                                        3,379,860
                                                                  -------------
                                                                  $   7,844,438
                                                                  -------------
                Mortgage Real Estate Investment Trusts - 1.1%
     24,200     iStar Financial, Inc.                             $   1,072,786
                                                                  -------------
                Office Real Estate Investment Trusts - 14.7%
     30,400     BioMed Property Trust, Inc.                       $     763,648
     56,000     Boston Properties, Inc. (a)                           5,719,280
     67,000     Brandywine Realty Trust                               1,914,860
     29,000     Corporate Office Properties (a)                       1,189,290
     14,500     Digital Realty Trust, Inc.                              546,360
     41,600     Highwoods Properties, Inc.                            1,560,000
    117,200     HRPT Properties Trust (a)                             1,218,880
     24,000     Kilroy Realty Corp.                                   1,700,160
                                                                  -------------
                                                                  $  14,612,478
                                                                  -------------
                Real Estate Management & Development - 3.8%
    155,000     Brookfield Properties Corp.                       $   3,768,050
                                                                  -------------
                Residential Real Estate
                Investment Trusts - 18.8%
     23,000     Apartment Investment & Management Co.             $   1,159,660
     65,000     Archstone-Smith Trust                                 3,842,150
     29,500     AvalonBay Communities, Inc.                           3,506,960
     45,500     Camden Property Trust                                 3,047,135
    118,000     Equity Residential Property Trust                     5,384,340
      9,200     Home Properties, Inc. (a)                               477,756
     51,000     United Dominion Realty Trust                          1,341,300
                                                                  -------------
                                                                  $  18,759,301
                                                                  -------------

                Retail Real Estate Investment Trusts - 26.6%
     40,300     Cedar Shopping Centers, Inc.                      $     578,305
     67,000     Developers Diversifies Realty Corp.                   3,531,570
     34,300     Federal Realty Investment Trust                       2,650,018
     38,600     General Growth Properties                             2,043,870
     38,500     Kimco Realty Corp.                                    1,465,695
     13,500     Kite Realty Group Trust                                 256,770
     41,600     Regency Centers Corp.                                 2,932,800
     87,000     Simon DeBartolo Group, Inc.                           8,094,480
     34,500     Taubman Centers, Inc.                                 1,711,545
     39,500     The Macerich Co.                                      3,255,590
                                                                  -------------
                                                                  $  26,520,643
                                                                  -------------
                Specialized Real Estate
                Investment Trusts - 12.6%
     64,000     Ashford Hospitality Trust                         $     752,640
     83,200     Extra Space Storage, Inc.                             1,372,800
     10,200     Healthcare Realty Trust, Inc.                           283,356
     11,000     Hospitality Properties Trust                            456,390
    171,000     Host Hotels & Resorts, Inc.                           3,953,520
     68,000     Nationwide Health Properties, Inc. (a)                1,849,600
     50,000     Public Storage, Inc. (a)                              3,841,000
                                                                  -------------
                                                                  $  12,509,306
                                                                  -------------
                Total Real Estate                                 $  93,630,458
                                                                  -------------
                Telecommunication Services - 0.6%
                Integrated Telecommunication Services - 0.6%
     21,400     Health Care Properties Invest, Inc. (a)           $     619,102
                                                                  -------------
                Total Telecommunication Services                  $     619,102
                                                                  -------------
                TOTAL COMMON STOCKS
                (Cost $56,670,668)                                $  98,269,210
                                                                  -------------
                TEMPORARY CASH INVESTMENT - 15.3%
                Security Lending Collateral - 15.3%
 15,238,318     Securities Lending Investment Fund, 5.28%         $  15,238,318
                                                                  -------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $15,238,318)                                $  15,238,318
                                                                  -------------
                TOTAL INVESTMENT IN SECURITIES - 114.0%
                (Cost $71,908,986)                                $ 113,507,528
                                                                  -------------
                OTHER ASSETS AND
                LIABILITIES - (14.0)%                             $ (13,947,300)
                                                                  -------------
                TOTAL NET ASSETS - 100.0%                         $  99,560,228
                                                                  =============

6  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a)  At June 30, 2007, the following securities were out on loan:

    Shares        Security                                    Value
     24,100       Boston Properties, Inc.                 $ 2,461,333
        800       Corporate Office Properties                  32,808
     80,000       DCT Industrial Trust, Inc.                  860,800
     21,186       Health Care Properties Invest, Inc.         612,911
      9,108       Home Properties, Inc.                       472,978
     35,300       HRPT Properties Trust                       367,120
     69,300       Liberty Property Trust                    1,550,729
     65,000       Nationwide Health Properties, Inc.        1,768,000
     15,600       Public Storage, Inc.                      1,198,392
     36,105       Vornado Realty Trust                      3,965,773
                                                          -----------
                  Total                                   $13,290,844
                                                          ===========

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                    Ended          Year         Year         Year         Year          Year
                                                   6/30/07         Ended        Ended        Ended        Ended        Ended
Class I                                          (unaudited)     12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period              $  33.01       $  26.13     $  24.30     $  18.57     $  14.47     $  14.77
                                                  --------       --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                            $   0.43       $   0.45     $   0.43     $   0.52     $   0.74     $   0.62
 Net realized and unrealized gain (loss) on
  investments                                        (2.83)          8.70         3.10         5.99         4.16        (0.23)
                                                  --------       --------     --------     --------     --------     --------
    Net increase (decrease) from
     investment operations                        $  (2.40)      $   9.15     $   3.53     $   6.51     $   4.90     $   0.39
Distributions to shareowners:
 Net investment income                               (0.41)         (0.39)       (0.39)       (0.45)       (0.64)       (0.69)
 Net realized gain                                   (2.92)         (1.88)       (1.31)       (0.33)          --           --
 Tax return of capital                                  --             --           --           --        (0.16)          --
                                                  --------       --------     --------     --------     --------     --------
Net increase (decrease) in net asset value        $  (5.73)      $   6.88     $   1.83     $   5.73     $   4.10     $  (0.30)
                                                  --------       --------     --------     --------     --------     --------
Net asset value, end of period                    $  27.28       $  33.01     $  26.13     $  24.30     $  18.57     $  14.47
                                                  ========       ========     ========     ========     ========     ========
Total return*                                        (7.45)%        36.82%       15.13%       35.74%       34.75%        2.53%
Ratio of net expenses to average net assets+          0.91%**        0.91%        0.94%        0.98%        1.03%        1.07%
Ratio of net investment income to average
 net assets+                                          2.42%**        1.43%        1.65%        2.41%        4.49%        4.76%
Portfolio turnover rate                                 13%**          18%          12%          35%          20%          29%
Net assets, end of period (in thousands)          $ 27,379       $ 34,597     $ 32,086     $ 36,447     $ 31,891     $ 29,873

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                    Ended          Year         Year         Year         Year         Year
                                                   6/30/07        Ended        Ended        Ended        Ended        Ended
Class II                                         (unaudited)     12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period              $  32.96       $  26.09     $  24.26     $  18.55     $  14.45     $  14.75
                                                  --------       --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                            $   0.37       $   0.36     $   0.36     $   0.44     $   0.68     $   0.55
 Net realized and unrealized gain (loss) on
  investments                                        (2.81)          8.70         3.11         6.00         4.18        (0.20)
                                                  --------       --------     --------     --------     --------     --------
    Net increase (decrease) from investment
     operations                                   $  (2.44)      $   9.06     $   3.47     $   6.44     $   4.86     $  0.35
Distributions to shareowners:
 Net investment income                               (0.37)         (0.31)       (0.33)       (0.40)       (0.56)       (0.65)
 Net realized gain                                   (2.92)         (1.88)       (1.31)       (0.33)          --           --
 Tax Return of Capital                                  --             --           --           --        (0.20)          --
                                                  --------       --------     --------     --------     --------     --------
Net increase (decrease) in net asset value        $  (5.73)      $   6.87     $   1.83     $   5.71     $   4.10     $  (0.30)
                                                  --------       --------     --------     --------     --------     --------
Net asset value, end of period                    $  27.23       $  32.96     $  26.09     $  24.26     $  18.55     $  14.45
                                                  ========       ========     ========     ========     ========     ========
Total return*                                        (7.57)%        36.48%       14.86%       35.39%       34.45%        2.28%
Ratio of net expenses to average net assets+          1.16%**        1.16%        1.18%        1.23%        1.28%        1.32%
Ratio of net investment income to average
 net assets+                                          2.18%**        1.22%        1.46%        2.20%        4.26%        4.21%
Portfolio turnover rate                                 13%**          18%          12%          35%          20%          29%
Net assets, end of period (in thousands)          $ 72,182       $ 85,175     $ 67,383     $ 61,799     $ 39,892     $ 31,985

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $13,290,844)
  (cost $71,908,986)                                                                        $ 113,507,528
 Cash                                                                                             497,782
 Receivables --
 Investment securities sold                                                                       910,203
 Fund shares sold                                                                                  17,101
 Dividends, interest and foreign taxes withheld                                                   355,518
 Other                                                                                              1,029
                                                                                            -------------
  Total assets                                                                              $ 115,289,161
                                                                                            -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                            $     337,204
 Fund shares repurchased                                                                           96,476
 Upon return of securities loaned                                                              15,238,318
 Due to affiliates                                                                                  9,643
 Accrued expenses                                                                                  47,292
                                                                                            -------------
  Total liabilities                                                                         $  15,728,933
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $  50,083,875
 Undistributed net investment income                                                              318,977
 Accumulated net realized gain on investments                                                   7,558,834
 Net unrealized gain on investments                                                            41,598,542
                                                                                            -------------
  Total net assets                                                                          $  99,560,228
                                                                                            -------------
NET ASSET VALUE PER SHARE:
 Class I:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                                 $  27,378,586
 Shares outstanding                                                                             1,003,563
                                                                                            -------------
 Net asset value per share                                                                  $       27.28
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                                                 $  72,181,642
 Shares outstanding                                                                             2,650,843
                                                                                            -------------
 Net asset value per share                                                                  $       27.23

10  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended
                                                                      6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $6,625)               $  1,935,173
 Interest                                                                35,103
 Income on securities loaned, net                                        10,603
                                                                   ------------
  Total investment income                                          $  1,980,879
                                                                   ------------
EXPENSES:
 Management fees                                                   $    475,047
 Transfer agent fees and expenses                                         1,480
 Distribution fees (Class II)                                           106,953
 Administrative reimbursements                                           13,361
 Custodian fees                                                          13,601
 Professional fees                                                       21,316
 Printing expense                                                         9,208
 Fees and expenses of nonaffiliated trustees                              3,723
 Miscellaneous                                                            1,439
                                                                   ------------
  Total expenses                                                   $    646,128
                                                                   ------------
   Net investment income                                           $  1,334,751
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from investments                                $  7,741,068
                                                                   ------------
 Change in net unrealized gain from investments                    $(17,306,965)
                                                                   ------------
  Net loss on investments                                          $ (9,565,897)
                                                                   ============
  Net decrease in net assets resulting from operations             $ (8,231,146)
                                                                   ------------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended              Year
                                                                         6/30/07            Ended
                                                                       (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                 $   1,334,751    $   1,390,030
Net realized gain on investments                                          7,741,068       11,231,265
Change in net unrealized gain (loss) on investments                     (17,306,965)      20,961,544
                                                                      -------------    -------------
  Net increase (decrease) in net assets resulting from operations     $  (8,231,146)   $  33,582,839
                                                                      -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.41 and $0.39 per share, respectively)                    $    (390,405)   $    (424,329)
 Class II ($0.37 and $0.31 per share, respectively)                        (922,183)        (782,250)
Net realized gain
 Class I ($2.92 and $1.88 per share, respectively)                       (2,648,953)      (2,014,498)
 Class II ($2.92 and $1.88 per share, respectively)                      (7,083,898)      (4,599,374)
                                                                      -------------    -------------
  Total distributions to shareowners                                  $ (11,045,439)   $  (7,820,451)
                                                                      -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $   6,750,837    $  12,816,525
Reinvestment of distributions                                            11,045,441        7,820,451
Cost of shares repurchased                                              (18,731,460)     (26,096,623)
                                                                      -------------    -------------
  Net decrease in net assets resulting from Fund share transactions   $    (935,182)   $  (5,459,647)
                                                                      -------------    -------------
  Net increase (decrease) in net assets                               $ (20,211,767)   $  20,302,741

NET ASSETS:
Beginning of period                                                   $ 119,771,995    $  99,469,254
                                                                      -------------    -------------
End of period                                                         $  99,560,228    $ 119,771,995
                                                                      =============    =============
Undistributed net investment income, end of period                    $     318,977    $     296,814
                                                                      =============    =============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging
       Markets Portfolio)
   Pioneer International Value VCT Portfolio (International
       Value Portfolio)
   Pioneer Small Cap Value VCT Portfolio (Small Cap
       Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap
       Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate
       Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic
       Income Portfolio)
   Pioneer America Income VCT Portfolio (America
       Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market
       Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
       (Oak Ridge Large Cap Growth Portfolio) (Class II shares only) Pioneer Growth Opportunities VCT Portfolio (Growth
       Opportunities Portfolio) (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I
       shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value
       Portfolio) (Class II shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity
       Opportunity Portfolio) (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High
       Yield Portfolio) (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
       (Ibbotson Aggressive Allocation Portfolio) (Class II shares only) Pioneer Ibbotson Moderate Allocation VCT Portfolio
       (Ibbotson Moderate Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio
       (Ibbotson Growth Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                    2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                $  1,218,324
 Long-Term capital gain                                            6,602,127
                                                                ------------
                                                                   7,820,451
 Return of Capital                                                        --
                                                                ------------
  Total distributions                                           $  7,820,451
                                                                ============
 Distributable Earnings (Accumulated Losses):
 Undistributed long-term gain                                   $  9,813,003
 REIT Dividend Payable                                               296,814
 Unrealized appreciation                                          58,643,121
                                                                ------------
  Total                                                         $68,752,938
                                                                ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $4,504 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,147 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $992 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------
                                                                                            Net
                                                       Gross            Gross          Appreciation/
                                     Tax Cost       Appreciation     Depreciation     (Depreciation)
                                  --------------   --------------   --------------   ---------------
Real Estate Shares Portfolio      $72,091,142      $42,059,212      $ (642,826)      $41,416,386
                                  ===========      ===========      ==========       ===========
----------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $7,485,264 and $17,181,986, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

-------------------------------------------------------------------------------------------------
                                   '07 Shares      '07 Amount
Real Estate Shares Portfolio       (unaudited)     (unaudited)     '06 Shares     '06 Amount
-------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                          20,174     $     702,784       84,036     $   2,506,439
 Reinvestment of distributions       108,599         3,039,359       87,715         2,438,826
 Shares repurchased                 (173,135)       (5,773,644)    (351,719)      (10,297,594)
                                    ---------------------------------------------------------
 Net decrease                        (44,362)    $  (2,031,501)    (179,968)    $  (5,352,329)
                                    =========================================================
 CLASS II:
 Shares sold                         177,567     $   6,048,053      347,079     $  10,310,086
 Reinvestment of distributions       287,050         8,006,082      194,162         5,381,625
 Shares repurchased                 (398,083)      (12,957,816)    (540,124)      (15,799,029)
                                    ---------------------------------------------------------
 Net increase (decrease)              66,534     $   1,096,319        1,117     $    (107,318)
                                    =========================================================
-------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Variable Contracts Trust


Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19614-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                  Pioneer Small Cap Value VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               10
  Notes to Financial Statements                                      15
  Trustees, Officers and Service Providers                           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               83.4%
Temporary Cash Investment                        12.2%
Exchange Traded Fund                              2.7%
Depositary Receipts for International Stocks      1.1%
International Common Stocks                       0.6%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                           19.9%
Financials                                       19.3%
Consumer Discretionary                           17.2%
Industrials                                      17.0%
Health Care                                      10.1%
Energy                                            5.3%
Materials                                         4.1%
Consumer Staples                                  3.0%
Utilities                                         2.8%
Telecommunication Services                        1.3%


Five Largest Holdings
(As a percentage of equity holdings)

1.        Alaska Communications Systems Group, Inc.     1.39%
2.        Phillips-Van Heusen                           1.10
3.        iShare Dow Jones U.S. Real Estate Index Fund  1.07
4.        Aspen Technology, Inc.                        1.06
5.        DJ Wilshire Real Estate Investment Trust
            Exchange Traded Fund                        1.06

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/07       12/31/06
  Class I                     $ 14.72       $ 17.92
  Class II                    $ 14.57       $ 17.76


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1254       $ 0.2379          $ 3.8676
  Class II                  $ 0.0884       $ 0.2379          $ 3.8676

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

       Pioneer        Pioneer
       Small Cap      Small Cap
       Value VCT      Value VCT     Russell       Russell
       Portfolio,     Portfolio,      2000       2000 Value
        Class I        Class II      Index          Index
11/01    10,000        10,000        10,000        10,000
6/02     11,061        11,045        11,382        10,118
6/03     10,078        10,033        10,950         9,952
6/04     13,133        13,038        14,801        13,273
6/05     14,858        14,718        16,930        14,526
6/06     17,159        16,960        19,430        16,644
6/07     19,666        19,387        22,518        19,379

The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                   Class I           Class II
--------------------------------------------------------------------------------
Life-of-Class#
(11/8/01)                                          13.29%            13.00%
5 Years                                            12.20%            11.91%
1 Year                                             14.61%            14.31%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

# Inception date of the portfolio's Class I shares. Class II shares commenced operations on May 1, 2003.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to the commencement of operations of Class II is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07               $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                 $ 1,055.90       $ 1,054.90
Expenses Paid During Period*                    $     4.69       $     5.96

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for Class I shares and 1.17% for Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07               $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                 $ 1,020.23       $ 1,018.99
Expenses Paid During Period*                    $     4.61       $     5.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for Class I shares and 1.17% for Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

Strong returns among energy stocks and other industrial sectors helped Pioneer Small Cap Value Portfolio generate solid performance over the past six months. However, results fell short of benchmark returns. In the following pages, portfolio managers Peter Wiley and Scott Zilora review the Portfolio's activity during the period and offer their outlook for the period ahead.

Q.   Please describe the investment background over this period.

A. The rate at which the U.S. economy is expanding has begun to slow. Growth in GDP, a measure of overall economic output, was just 0.7% in this year's first quarter, the lowest in several years. Behind the more measured pace were rebounding energy prices and a slump in the housing industry accompanied by a sharp increase in mortgage defaults among subprime borrowers. The result was a period of stock market volatility following several months of steady gains. The Federal Reserve Board left short-term interest rates unchanged, fueling speculation that a rate cut might be forthcoming as the expansion decelerated, a view that we did not share. Signs of overseas inflation and rising commodity prices stirred by strong demand from India and China now appear to have squelched expectations of lower interest rates.

Q.   How did the Portfolio perform over this period?

A. Pioneer Small Cap Value Portfolio's Class I shares had a total return of 5.59% at net asset value for the six months ended June 30, 2007, and Class II shares had a total return of 5.49%. The Russell 2000[RegTM] Index (The Russell 2000), the Portfolio's primary benchmark, had a return of 6.45% for the same period, while the Russell 2000[RegTM] Value Index returned 3.80%. During the period, the average return of the 42 funds in Lipper's Small Cap Value variable products category was 7.40%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   Which of the Portfolio's holdings or sector exposures helped performance?

A. Energy company shares climbed when oil prices again moved higher. The Portfolio's slight overweight position in energy compared to the Russell 2000, plus successful stock selection, made this sector the period's strongest contributor. Leading performers included long-time Portfolio holding Southwestern Energy, which has had a series of exceptional discoveries in its Arkansas fields. Gulfmark Offshore, which provides a wide range of support and logistical services to offshore drillers, benefited strongly as drilling activity expanded.

     Scientific Games was a standout performer in the consumer discretionary sector. The company makes "scratch" tickets and designs games for lottery programs throughout the United States and Europe. We purchased shares on a decline linked to delays in a European production facility. We viewed that problem as temporary and shares have since risen sharply.

     In financials, the Portfolio benefited from being significantly underweight among banks. During the period, long-term rates were only modestly higher than short-term rates, squeezing bank profitability. Smaller banks tend to feel this pinch more than their larger counterparts, which often have a wider range of revenue sources. We also positioned our bank holdings defensively, emphasizing those with less exposure to interest rate pressures. City National, a Beverly Hills bank with a wide mix of services focused on business banking, added to results. Shares of BOK Financial, a Tulsa-based regional bank, also rose.


A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Portfolio also has been participating in the period's high level of merger activity. Buyouts of Todco Drilling, biotech firm Biosite, and brokerage company A.G. Edwards were all pending as the period closed.

Q.   Which holdings or strategies detracted from results?

A. The Portfolio's underperformance relative to the Russell 2000 reflects the transition between the style of the former managers and our approach since taking over the Portfolio last fall.

     Individual detractors were chiefly in technology because several Portfolio holdings were outside the best performing areas. We are shifting emphasis into tech segments that appear more attractively positioned. Accounting problems plagued Sonic Solutions, makers of software for creating and reading CDs and DVDs on personal computers. Although we reduced our position significantly, we believe Sonic will do well once current issues are resolved. We eliminated Power One, which manufactures power adapters for electronic devices, after several quarters of disappointing earnings and slumping cash flow. We also sold Symmetricom, which makes important components for computer networks. Disappointing sales of a new product line caused investor disaffection with the stock.

     Although we limited the Portfolio's weighting in bank stocks, our holdings in Sterling Bancshares negatively impacted the Portfolio's performance, as it turned out to be the Portfolio's worst performer in financial services.

Q.   What is your outlook for the months ahead?

     A. The domestic economy will probably make slow progress from this point on. We believe that growth will be stronger outside the United States, perhaps triggering overseas inflation and making imports more expensive for U.S. consumers. Resulting inflationary pressures could lead the Federal Reserve Board to raise short-term rates. For that reason, we are being cautious toward sectors that are sensitive to interest rates. Higher rates could put a damper on growth, but we do not believe a recession is likely in the foreseeable future.

     With many equity investors scaling back expectations for the balance of the year, money may begin flowing out of stocks and into safer fixed-income vehicles that offer competitive returns. That kind of environment has historically produced attractive opportunities for value-focused, bottom-up investors like us. By identifying companies with good potential selling at attractive valuations, we hope to deliver satisfactory returns to Portfolio shareholders.



     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                             Value
                 COMMON STOCKS - 93.7%
                 Energy - 5.1%
                 Coal & Consumable Fuels - 0.5%
 17,087          Massey Energy Co.                             $  455,369
                                                               ----------
                 Oil & Gas Equipment & Services - 1.9%
 16,828          Gulfmark Offshore, Inc.*                      $  861,930
 47,111          Key Energy Services, Inc.*                       872,967
                                                               ----------
                                                               $1,734,897
                                                               ----------
                 Oil & Gas Exploration & Production - 2.7%
 18,526          Forest Oil Corp.*(a)                          $  782,909
 17,334          Penn Virginia Corp.                              696,827
 20,390          Southwestern Energy Co.*                         907,355
                                                               ----------
                                                               $2,387,091
                                                               ----------
                 Total Energy                                  $4,577,357
                                                               ----------
                 Materials - 4.0%
                 Diversified Chemical - 0.9%
 16,400          Hercules, Inc.*                               $  322,260
 12,100          Rockwood Holdings, Inc.*                         442,255
                                                               ----------
                                                               $  764,515
                                                               ----------
                 Specialty Chemicals - 1.3%
 22,100          Ferro Corp.                                   $  550,953
 18,900          H.B. Fuller Co.                                  564,921
                                                               ----------
                                                               $1,115,874
                                                               ----------
                 Steel - 1.8%
 12,500          Chaparral Steel Co.*                          $  898,375
 22,300          Commercial Metals Co.                            753,071
                                                               ----------
                                                               $1,651,446
                                                               ----------
                 Total Materials                               $3,531,835
                                                               ----------
                 Capital Goods - 10.4%
                 Aerospace & Defense - 0.8%
 15,400          Curtiss-Wright Corp.*                         $  717,794
                                                               ----------
                 Construction & Engineering - 1.7%
 11,200          EMCOR Group, Inc.*                            $  816,480
 12,000          Perini Corp.*                                    738,360
                                                               ----------
                                                               $1,554,840
                                                               ----------
                 Construction, Farm Machinery & Heavy Trucks - 2.2%
 12,400          Astec Industries, Inc.*                       $  523,528
  9,200          Cascade Corp.                                    721,648
 19,801          Wabtec Corp.                                     723,331
                                                               ----------
                                                               $1,968,507
                                                               ----------
                 Electrical Component & Equipment - 1.7%
 11,700          Acuity Brands, Inc.                           $  705,276
 14,100          Belden CDT, Inc.                                 780,435
                                                               ----------
                                                               $1,485,711
                                                               ----------
                 Industrial Conglomerates - 0.5%
 51,100          Cardiome Pharma Corp.*                        $  470,631
                                                               ----------
                 Industrial Machinery - 3.5%
 14,900          Enpro Industries, Inc.*                       $  637,571
 19,100          Gardner Denver, Inc.*                            812,705
 15,200          Kaydon Corp.                                     792,224
 16,000          Robbins & Myers, Inc.*                           850,080
                                                               ----------
                                                               $3,092,580
                                                               ----------
                 Total Capital Goods                           $9,290,063
                                                               ----------
                 Commercial Services & Supplies - 4.4%
                 Commercial Printing - 0.6%
  7,800          Consolidated Graphics, Inc.*                  $  540,384
                                                               ----------
                 Diversified Commercial Services - 0.8%
 24,500          The GEO Group, Inc.*                          $  712,950
                                                               ----------
                 Environmental & Facilities Services - 0.5%
  9,600          Clean Harbors, Inc.*                          $  474,432
                                                               ----------
                 Human Resource & Employment Services - 1.4%
 22,149          Korn/Ferry International*                     $  581,633
 12,238          Watson Wyatt Worldwide, Inc.                     617,774
                                                               ----------
                                                               $1,199,407
                                                               ----------
                 Office Services & Supplies - 1.1%
 20,900          Knoll, Inc.                                   $  468,160
 16,100          Miller (Herman), Inc.                            508,760
                                                               ----------
                                                               $  976,920
                                                               ----------
                 Total Commercial Services
                 & Supplies                                    $3,904,093
                                                               ----------
                 Transportation - 1.7%
                 Air Freight & Couriers - 0.8%
 19,400          Hub Group, Inc.*                              $  682,104
                                                               ----------
                 Marine - 0.9%
 19,932          Genco Shipping & Trading, Ltd.                $  822,394
                                                               ----------
                 Total Transportation                          $1,504,498
                                                               ----------
                 Consumer Durables & Apparel - 7.4%
                 Apparel, Accessories & Luxury Goods - 3.4%
 24,700          Carter's, Inc.*                               $  640,718
  9,300          Columbia Sportswear Co.*                         638,724
 24,500          Movado Group, Inc.                               826,630
 15,700          Phillips-Van Heusen                              950,949
                                                               ----------
                                                               $3,057,021
                                                               ----------
                 Footwear - 1.6%
 33,200          Iconix Brand Group, Inc.*                     $  737,704
 25,900          Wolverine World Wide, Inc.                       717,689
                                                               ----------
                                                               $1,455,393
                                                               ----------
                 Household Appliances - 0.9%
 15,400          Snap-On, Inc.                                 $  777,854
                                                               ----------
                 Housewares & Specialties - 0.6%
 11,341          Jarden Corp.*(a)                              $  487,776
                                                               ----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                             Value
                 Leisure Products - 0.9%
 29,500          Oakley, Inc.*                                 $  837,800
                                                               ----------
                 Total Consumer Durables & Apparel             $6,615,844
                                                               ----------
                 Consumer Services - 2.5%
                 Casinos & Gaming - 0.7%
 17,500          Scientific Games Corp.*(a)                    $  611,625
                                                               ----------
                 Education Services - 0.6%
 14,700          DeVry, Inc.                                   $  500,094
                                                               ----------
                 Hotels, Resorts & Cruise Lines - 0.6%
 15,900          Ambassadors Group, Inc.                       $  564,927
                                                               ----------
                 Specialized Consumer Services - 0.6%
 15,000          Regis Corp.*                                  $  573,750
                                                               ----------
                 Total Consumer Services                       $2,250,396
                                                               ----------
                 Media - 1.8%
                 Publishing - 1.8%
 31,200          Interactive Data Corp.                        $  835,536
 12,700          Meredith Corp.                                   782,320
                                                               ----------
                                                               $1,617,856
                                                               ----------
                 Total Media                                   $1,617,856
                                                               ----------
                 Retailing - 4.9%
                 Apparel Retail - 4.2%
 11,300          Abercrombie & Fitch Co.                       $  824,674
 37,000          Bebe Stores, Inc. (a)                            592,370
 19,500          Charlotte Russe, Inc.*                           523,965
 17,900          Ross Stores, Inc.                                551,320
 28,923          Stage Stores, Inc.                               606,226
 30,100          The Dress Barn, Inc.*                            617,652
                                                               ----------
                                                               $3,716,207
                                                               ----------
                 Computer & Electronics Retail - 0.7%
 19,500          Radioshack Corp.*(a)                          $  646,230
                                                               ----------
                 Total Retailing                               $4,362,437
                                                               ----------
                 Food & Drug Retailing - 0.6%
                 Food Retail - 0.6%
 27,400          Alimentation Couche-Tard, Inc.                $  570,328
                                                               ----------
                 Total Food & Drug Retailing                   $  570,328
                                                               ----------
                 Household & Personal Products - 2.3%
                 Personal Products - 2.3%
 28,300          Alberto-Culver Co. (Class B)                  $  671,276
  9,700          Chattem, Inc.*(a)                                614,786
 44,512          Nu Skin Enterprises, Inc.                        734,448
                                                               ----------
                                                               $2,020,510
                                                               ----------
                 Total Household & Personal Products           $2,020,510
                                                               ----------
                 Health Care Equipment & Services - 6.4%
                 Health Care Equipment - 1.9%
 16,900          Edwards Lifesciences Group*                   $  833,846
 13,100          Kensey Nash Corp.*                               351,211
 30,200          Thoratec Corp.*(a)                               555,378
                                                               ----------
                                                               $1,740,435
                                                               ----------
                 Health Care Facilities - 1.3%
 17,400          Amsurg Corp.*                                 $  420,036
 16,700          LCA-Vision, Inc. (a)                             789,242
                                                               ----------
                                                               $1,209,278
                                                               ----------
                Health Care Services - 1.6%
 20,300         Amedisys, Inc.*                               $  737,499
 25,600         Lhc Group, Inc.*(a)                              670,720
                                                              ----------
                                                              $1,408,219
                                                              ----------
                Health Care Supplies - 0.8%
 14,300         West Pharmaceuticals Services, Inc.           $  674,245
                                                              ----------
                Health Care Technology - 0.8%
 12,200         Cerner Corp.*                                 $  676,734
                                                              ----------
                Total Health Care Equipment
                & Services                                    $5,708,911
                                                              ----------
                Pharmaceuticals & Biotechnology - 3.4%
                Biotechnology - 1.5%
 31,700         Array Biopharma, Inc.*                        $  369,939
 23,000         BioMarin Pharmaceutical, Inc.*                   412,620
  5,625         Cubist Pharmaceuticals, Inc.*                    110,869
 15,200         Vertex Pharmaceuticals, Inc.*                    434,112
                                                              ----------
                                                              $1,327,540
                                                              ----------
                Life Sciences Tools & Services - 0.6%
  9,000         Advanced Magnetics, Inc.*(a)                  $  523,440
                                                              ----------
                Pharmaceuticals - 1.3%
 42,400         Salix Pharmaceuticals, Ltd.*                  $  521,520
 27,200         Sciele Pharma, Inc.*(a)                          640,832
                                                              ----------
                                                              $1,162,352
                                                              ----------
                Total Pharmaceuticals
                & Biotechnology                               $3,013,332
                                                              ----------
                Banks - 7.1%
                Regional Banks - 7.1%
 12,000         Bank of Hawaii Corp.                          $  619,680
  7,000         BOK Financial Corp.                              373,940
 23,250         Cadence Financial Corp.                          452,910
 45,465         Cardinal Financial Corp.                         448,740
 24,600         Chittenden Corp.*                                859,770
 11,145         City National Corp.                              848,023
 53,800         CVB Financial Corp.*                             598,256
 22,400         Prosperity Bancshares, Inc.*                     733,824
 13,108         Southwest Bancorp, Inc.                          315,116
 65,352         Sterling Bancshares, Inc.                        739,131
 17,709         Texas Capital Bancshares, Inc.*                  395,796
                                                              ----------
                                                              $6,385,186
                                                              ----------
                Total Banks                                   $6,385,186
                                                              ----------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                             Value
                 Diversified Financials - 3.2%
                 Asset Management & Custody Banks - 0.8%
 19,500          Federated Investors, Inc.                     $   747,435
                                                               -----------
                 Consumer Finance - 1.2%
 21,146          Advanta Corp.                                 $   600,744
 11,036          Cash America International, Inc.                  437,577
                                                               -----------
                                                               $ 1,038,321
                                                               -----------
                 Investment Banking & Brokerage - 0.8%
  8,905          A.G. Edwards, Inc.                            $   752,918
                                                               -----------
                 Specialized Finance - 0.4%
 13,900          KKR Financial Holdings LLC                    $   346,249
                                                               -----------
                 Total Diversified Financials                  $ 2,884,923
                                                               -----------
                 Insurance - 2.4%
                 Life & Health Insurance - 0.5%
 37,618          American Equity Investment Life Holding       $   454,425
                                                               -----------
                 Multi-Line Insurance - 0.5%
 13,000          American Financial Group, Inc.*               $   443,950
                                                               -----------
                 Property & Casualty Insurance - 0.7%
 10,700          Navigators Group, Inc.*                       $   576,730
                                                               -----------
                 Reinsurance - 0.7%
 10,225          IPC Holdings, Ltd.                            $   330,165
 11,366          Max Capital Group, Ltd.                           321,658
                                                               -----------
                                                               $   651,823
                                                               -----------
                 Total Insurance                               $ 2,126,928
                                                               -----------
                 Real Estate - 2.9%
                 Industrial Real Estate Investment Trust - 0.3%
  8,000          First Industrial Realty Trust, Inc. (a)       $   310,080
                                                               -----------
                 Office Real Estate Investment Trusts - 0.8%
 13,795          BioMed Property Trust, Inc.                   $   346,530
  8,800          Highwoods Properties, Inc.                        330,000
                                                               -----------
                                                               $   676,530
                                                               -----------
                 Residential Real Estate
                 Investment Trusts - 0.8%
  5,900          Home Properties, Inc. (a)                     $   306,387
  7,700          Post Properties, Inc.                             401,401
                                                               -----------
                                                               $   707,788
                                                               -----------
                 Retail Real Estate Investment Trusts - 0.4%
 13,200          Realty Income Corp. (a)                       $   332,508
                                                               -----------
                 Specialized Real Estate
                 Investment Trusts - 0.6%
  9,000          Healthcare Realty Trust, Inc.                 $   250,020
 11,300          Nationwide Health Properties, Inc.                307,360
                                                               -----------
                                                               $   557,380
                                                               -----------
                 Total Real Estate                             $ 2,584,286
                                                               -----------
                 Software & Services - 6.5%
                 Application Software - 4.1%
 65,602          Aspen Technology, Inc.*                     $     918,428
 32,600          Quest Software, Inc.*                             527,794
 49,313          Sonic Solutions*(a)                               621,837
 19,329          SPSS, Inc.*                                       853,182
 79,189          TIBCO Software, Inc.*                             716,660
                                                               -----------
                                                               $ 3,637,901
                                                               -----------
                 IT Consulting & Other Services - 0.6%
 13,593          Gartner Group, Inc.*                          $   334,252
 12,355          NCI, Inc.*                                        207,193
                                                               -----------
                                                               $   541,445
                                                               -----------
                 Systems Software - 1.8%
105,028          Borland Software Corp.*                       $   623,866
 21,200          Macrovision Corp.*                                637,272
 17,072          Sybase, Inc.*                                     407,850
                                                               -----------
                                                               $ 1,668,988
                                                               -----------
                 Total Software & Services                     $ 5,848,334
                                                               -----------
                 Technology Hardware & Equipment - 11.8%
                 Communications Equipment - 6.7%
 42,900          Andrew Corp.*                                 $   619,476
 45,700          Arris Group, Inc.*                                803,863
  8,700          Blue Coat Systems, Inc.*                          430,824
 51,700          C-COR, Inc.*                                      726,902
 14,700          CommScope, Inc.*                                  857,745
 15,100          Comtech Telecommunications*                       700,942
 24,724          Dycom Industries, Inc.*                           741,226
 31,900          Harmonic, Inc.*                                   282,953
 22,700          NETGEAR, Inc.*                                    822,875
                                                               -----------
                                                               $ 5,986,806
                                                               -----------
                 Computer Storage & Peripherals - 2.1%
 22,314          Eletronics for Imaging, Inc.*                 $   629,701
 31,800          Emulex Corp.*                                     694,512
 31,600          Qlogic Corp.*                                     526,140
                                                               -----------
                                                               $ 1,850,353
                                                               -----------
                 Electronic Equipment & Instruments - 0.6%
 27,600          L-1 Identity Solutions*(a)                    $   564,420
                                                               -----------
                 Electronic Manufacturing Services - 0.9%
 57,125          Smart Modular Technologies (WWH), Inc.*       $   786,040
                                                               -----------
                 Technology Distributors - 1.5%
 10,200          Anixter International, Inc.*                  $   767,142
 13,800          Avnet, Inc.*                                      547,032
                                                               -----------
                                                               $ 1,314,174
                                                               -----------
                 Total Technology Hardware
                 & Equipment                                   $10,501,793
                                                               -----------

8  The accompanying notes are an integral part of these financial sta tements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                             Value
                 Semiconductors - 0.9%
                 Semiconductor Equipment - 0.4%
 21,813          Brooks Automation, Inc.*                      $   395,906
                                                               -----------
                 Semiconductors - 0.5%
 76,044          Lattice Semiconductor Corp.*                  $   434,972
                                                               -----------
                 Total Semiconductors                          $   830,878
                                                               -----------
                 Telecommunication Services - 1.3%
                 Integrated Telecommunication Services - 1.3%
 75,833          Alaska Communications Systems
                 Group, Inc.                                   $ 1,201,268
                                                               -----------
                 Total Telecommunication Services              $ 1,201,268
                                                               -----------
                 Utilities - 2.7%
                 Electric Utilities - 1.0%
 27,700          Sierra Pacific Resouces*                      $   486,412
 16,700          Western Resources, Inc.                           405,476
                                                               -----------
                                                               $   891,888
                                                               -----------
                 Gas Utilities - 1.7%
 12,698          AGL Resources, Inc.                           $   514,015
 16,500          Atmos Energy Corp.                                495,990
 15,600          Washington Gas Light Co.                          509,184
                                                               -----------
                                                               $ 1,519,189
                                                               -----------
                 Total Utilities                               $ 2,411,077
                                                               -----------
                 TOTAL COMMON STOCKS
                 (Cost $75,762,797)                            $83,742,133
                                                               -----------
                 EXCHANGE TRADED FUNDS - 3.0%
                 Real Estate - 3.0%
                 Real Estate Investment Trusts - 3.0%
 11,300          DJ Wilshire Real Estate Investment Trust
                 Exchange Traded Fund                          $   914,509
  9,800          iShares Cohen & Steers Realty Majors
                 Index Fund (a)                                    882,882
 11,930          iShares Dow Jones U.S. Real Estate
                 Index Fund (a)                                    923,621
                                                               -----------
                                                               $ 2,721,012
                                                               -----------
                 Total Real Estate                             $ 2,721,012
                                                               -----------
                 TOTAL EXCHANGE TRADED FUNDS
                 (Cost $3,210,066)                             $ 2,721,012
                                                               -----------


  Principal
     Amount                                                      Value
                 TEMPORARY CASH INVESTMENTS - 13.5%
                 Repurchase Agreement - 3.3%
$ 2,900,000      UBS Warburg, Inc., 4.25%, dated
                 6/29/07, repurchase price of
                 $2,900,000 plus accrued interest on
                 7/2/07 collateralized by $3,011,000
                 U.S. Treasury Bill, 3.375%, 11/15/08          $ 2,900,000
                                                               -----------

     Shares
                 Security Lending Collateral - 10.2%
  9,121,969      Securities Lending Investment
                 Fund, 5.28%                                   $ 9,121,968
                                                               -----------
                 TOTAL TEMPORARY
                 CASH INVESTMENTS
                 (Cost $12,021,968)                            $12,021,968
                                                               -----------
                 TOTAL INVESTMENT IN
                 SECURITIES - 110.2%
                 (Cost $90,994,831)                            $98,485,113
                                                               -----------
                 OTHER ASSETS AND
                 LIABILITIES - (10.2)%                         $(9,099,230)
                                                               -----------
                 TOTAL NET ASSETS - 100.0%                     $89,385,883
                                                               ===========

*    Non-income producing security.
(a)  At June 30, 2007, the following securities were out on loan:


    Shares       Security                                     Value
      8,811      Advanced Magnetics, Inc. *              $   512,448
     36,570      Bebe Stores, Inc.                           585,486
      8,910      Chattem, Inc. *                             564,716
      7,920      First Industrial Realty Trust, Inc.         306,979
     18,143      Forest Oil Corp. *                          766,723
      5,841      Home Properties, Inc.                       303,323
      9,702      iShares Cohen & Steers Realty               874,053
                   Majors Index Fund
     11,809      iShares Dow Jones U.S. Real Estate          914,253
                   Index Fund
     10,000      Jarden Corp. *                              430,100
     27,248      L-1 Identity Solutions *                    557,222
      4,300      LCA-Vision, Inc.                            203,218
      2,662      Lhc Group, Inc. *                            69,744
     19,305      Radioshack Corp. *                          639,768
     12,967      Realty Income Corp.                         326,639
     26,928      Sciele Pharma, Inc. *                       634,424
     16,038      Scientific Games Corp. *                    560,528
     14,000      Sonic Solutions *                           176,540
     21,285      Thoratec Corp. *                            391,431
                                                         -----------
                 Total                                   $ 8,817,595
                                                         ===========

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                      Ended         Year         Year        Year        Year          Year
                                                     6/30/07       Ended        Ended       Ended       Ended          Ended
Class I                                            (unaudited)    12/31/06     12/31/05    12/31/04    12/31/03      12/31/02
Net asset value, beginning of period                $  17.92      $  16.19     $  15.02    $  12.50     $   9.23      $  10.87
                                                    --------      --------     --------    --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                       $   0.05      $   0.10     $   0.05    $  (0.03)    $     --      $  (0.01)
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                 0.98          2.17         1.61        2.55         3.27         (1.63)
                                                    --------      --------     --------    --------     --------      --------
  Net increase (decrease) from
    investment operations                           $   1.03      $   2.27     $   1.66    $   2.52     $   3.27      $  (1.64)
Distributions to shareowners:
 Net investment income                                 (0.13)        (0.02)          --          --           --         (0.00)(a)
 Net realized gain                                     (4.10)        (0.52)       (0.49)         --           --         (0.00)(a)
                                                    --------      --------     --------    --------     --------      --------
  Net increase (decrease) in net asset value        $  (3.20)     $   1.73     $   1.17    $   2.52     $   3.27      $  (1.64)
                                                    --------      --------     --------    --------     --------      --------
Net asset value, end of period                      $  14.72      $  17.92     $  16.19    $  15.02     $  12.50      $   9.23
                                                    ========      ========     ========    ========     ========      ========
Total return*                                           5.59%        14.43%       11.39%      20.16%       35.43%       (15.08)%
Ratio of net expenses to average net assets+            0.93%**       0.93%        1.15%       1.25%        1.25%         1.25%
Ratio of net investment income (loss) to average
 net assets+                                            0.46%**       0.89%        0.35%      (0.21)        0.03%        (0.05)%
Portfolio turnover rate                                  168%**         78%          38%       0.36%          74%           50%
Net assets, end of period (in thousands)            $ 51,619      $ 55,670     $ 20,555    $ 17,993     $ 12,049      $  6,603
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           0.93%**       0.93%        1.15%       1.30%        2.40%         2.76%
 Net investment income (loss)                           0.46%**       0.89%        0.35%      (0.26)       (1.12)        (1.56)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           0.92%**       0.93%        1.15%       1.25%        1.25%         1.25%
 Net investment income (loss)                           0.47%**       0.89%        0.35%      (0.21)        0.03%        (0.05)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fee paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                              Six Months
                                                                 Ended           Year           Year         Year       5/1/03 (a)
                                                                6/30/07         Ended          Ended        Ended          to
Class II                                                      (unaudited)      12/31/06       12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                            $  17.76       $  16.07       $  14.95     $  12.47     $   9.11
                                                                --------       --------       --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.01       $   0.07       $   0.02     $  (0.03)    $     --
 Net realized and unrealized gain on investments,
    futures contracts and foreign currency transactions             0.99           2.14           1.59         2.51         3.36
                                                                --------       --------       --------     --------     --------
  Net increase from investment operations                       $   1.00       $   2.21       $   1.61     $   2.48     $   3.36
Distributions to shareowners:
 Net investment income                                             (0.09)         (0.00)(c)         --           --           --
 Net realized gain                                                 (4.10)         (0.52)         (0.49)          --           --
                                                                --------       --------       --------     --------     --------
  Net increase (decrease) in net asset value                    $  (3.19)      $   1.69       $   1.12     $   2.48     $   3.36
                                                                --------       --------       --------     --------     --------
Net asset value, end of period                                  $  14.57       $  17.76       $  16.07     $  14.95     $  12.47
                                                                ========       ========       ========     ========     ========
Total return*                                                       5.49%         14.14%         11.10%       19.89%       36.88%(b)
Ratio of net expenses to average net assets+                        1.18%**        1.21%          1.39%        1.54%        1.58%**
Ratio of net investment income (loss) to average net assets+        0.22%**        0.58%          0.16%       (0.41)%      (0.15)%**
Portfolio turnover rate                                              168%**          78%            38%         36%             74%
Net assets, end of period (in thousands)                        $ 37,767       $ 35,726       $ 21,700     $ 10,845     $  2,760
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                       1.18%**        1.21%          1.39%        1.59%        2.65%**
 Net investment income (loss)                                       0.22%**        0.58%          0.16%       (0.46)%      (1.22)%**
Ratios with waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                       1.17%**        1.21%          1.39%        1.54%        1.58%**
 Net investment income (loss)                                       0.23%**        0.58%          0.16%       (0.41)%      (0.15)%**

(a)  Class II shares were first publicly offered on May 1, 2003.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fee paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of $8,817,595)
   (cost $90,994,831) respectively)                                               $ 98,485,113
 Cash                                                                                   29,376
 Receivables -
 Investment securities sold                                                            455,856
 Fund shares sold                                                                       42,404
 Dividends, interest and foreign taxes withheld                                         56,673
 Other                                                                                   5,572
                                                                                  ------------
  Total assets                                                                    $ 99,074,994
                                                                                  ------------
LIABILITIES:
 Payables -
 Investment securities purchased                                                  $    168,019
 Fund shares repurchased                                                               253,305
 Upon return of securities loaned                                                    9,121,968
 Variation margin                                                                        9,600
 Due to affiliates                                                                       5,984
 Accrued expenses                                                                      130,235
                                                                                  ------------
  Total liabilities                                                               $  9,689,111
                                                                                  ------------
NET ASSETS:
 Paid-in capital                                                                  $ 74,424,911
 Undistributed net investment income                                                   210,631
 Accumulated net realized gain on investments                                        7,269,586
 Net unrealized gain (loss) on:
 Investments                                                                         7,490,282
 Futures contracts                                                                      (9,527)
                                                                                  ------------
  Total net assets                                                                $ 89,385,883
                                                                                  ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                       $ 51,619,158
Shares outstanding                                                                   3,507,012
                                                                                  ------------
 Net asset value per share                                                        $      14.72
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                       $ 37,766,725
Shares outstanding                                                                   2,592,347
                                                                                  ------------
 Net asset value per share                                                        $      14.57

12 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                      Six Months
                                                                                         Ended
                                                                                        6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $71)                                     $   476,230
 Interest                                                                                 133,618
 Income on securities loaned, net                                                          13,540
                                                                                      -----------
  Total investment income                                                             $   623,388
                                                                                      -----------
EXPENSES:
 Management fees                                                                      $   335,446
 Transfer agent fees and expenses                                                           1,298
 Distribution fees (Class II)                                                              45,357
 Administrative reimbursements                                                             10,064
 Custodian fees                                                                            18,896
 Professional fees                                                                         25,566
 Printing expense                                                                          16,670
 Fees and expenses of nonaffiliated trustees                                                3,238
 Miscellaneous                                                                              4,056
                                                                                      -----------
  Total expenses                                                                      $   460,591
  Less fees paid indirectly                                                                (3,227)
                                                                                      -----------
  Net expenses                                                                        $   457,364
                                                                                      -----------
   Net investment income                                                              $   166,024
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
 Investments                                                                          $ 7,084,093
 Futures contracts                                                                        178,067
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          372
                                                                                      -----------
                                                                                      $ 7,262,532
                                                                                      -----------
 Change in net unrealized gain (loss) from:
 Investments                                                                          $(2,624,382)
 Futures contracts                                                                         62,642
                                                                                      -----------
                                                                                      $(2,561,740)
                                                                                      -----------
 Net gain on investments, futures contracts and foreign currency transactions         $ 4,700,792
                                                                                      -----------
 Net increase in net assets resulting from operations                                 $ 4,866,816
                                                                                      ===========


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                           Ended           Year
                                                                                          6/30/07          Ended
                                                                                        (unaudited)       12/31/06
FROM OPERATIONS:
Net investment income                                                                   $    166,024    $    547,365
Net realized gain on investments, futures contracts and foreign currency transactions      7,262,532      21,878,758
Change in net unrealized loss on investments, futures contracts and foreign
 currency transactions                                                                    (2,561,740)    (12,292,803)
                                                                                        ------------    ------------
  Net increase in net assets resulting from operations                                  $  4,866,816    $ 10,133,320
                                                                                        ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.13 and $0.02 per share, respectively)                                      $   (345,087)   $    (73,422)
 Class II ($0.09 and $0.00 per share, respectively)                                         (177,998)           (580)
Net realized gain
 Class I ($4.10 and $0.52 per share, respectively)                                       (11,297,886)     (1,788,652)
 Class II ($4.10 and $0.52 per share, respectively)                                       (8,266,636)     (1,003,743)
                                                                                        ------------    ------------
  Total distributions to shareowners                                                    $(20,087,607)   $ (2,866,397)
                                                                                        ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $  5,427,835    $ 22,676,670
Shares issued in reorganization                                                                   --      51,400,124
Redemption In kind                                                                                --     (11,792,154)
Reinvestment of distributions                                                             20,087,607       2,866,396
Cost of shares repurchased                                                               (12,304,558)    (23,276,376)
                                                                                        ------------    ------------
  Net increase in net assets resulting from Fund share transactions                     $ 13,210,884    $ 41,874,660
                                                                                        ------------    ------------
  Net increase (decrease) in net assets                                                 $ (2,009,907)   $ 49,141,583
                                                                                        ------------    ------------
NET ASSETS:
Beginning of period                                                                     $ 91,395,790    $ 42,254,207
                                                                                        ------------    ------------
End of period                                                                           $ 89,385,883    $ 91,395,790
                                                                                        ============    ============
Undistributed net investment income, end of period                                      $    210,631    $    567,692
                                                                                        ============    ============


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth
       Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity
       Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America
       Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio)
       (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Small capitalization stocks, while offering the potential for higher returns, such as those held by the portfolio may be subject to greater short-term price fluctuations than securities of larger companies. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2007, Small Cap Value Portfolio had the following open contracts:

------------------------------------------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts        Settlement        Market       Unrealized
Future Contracts                   Type         Long/(Short)        Month           Value        Gain/(Loss)
------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio      Russell 2000         6                9/07         $2,526,300      $   (9,527)
                                                                                  ==========      ==========
------------------------------------------------------------------------------------------------------------------

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.

--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                    $   626,668
 Long-Term Capital Gain                                               2,239,729
                                                                    -----------
                                                                    $ 2,866,397
 Return of Capital                                                           --
                                                                    -----------
  Total Distributions                                               $ 2,866,397
                                                                    ===========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                      $ 1,693,319
 Undistributed long-term gain/(Capital loss carryforward)            18,430,339
 Unrealized appreciation (depreciation)                              10,058,105
                                                                    -----------
  Total                                                             $30,181,763
                                                                    ===========
--------------------------------------------------------------------------------


     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, exchange traded funds and open future contracts.

F.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class I expenses to 1.00% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $3,800 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,665 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $519 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                         Net
                                                   Gross            Gross           Appreciation/
                                Tax Cost       Appreciation      Depreciation      (Depreciation)
-----------------------------------------------------------------------------------------------------
Small Cap Value Portfolio     $91,051,390      $10,626,667       $(3,192,944)       $7,433,723
                              ===========      ===========       ===========        ==========
-----------------------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $72,384,953 and $70,768,898, respectively.

7.   Commission Recapture and Expense Offset Arrangements

Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the six months ended June 30, 2007, expenses were reduced by $3,227 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2007, the Portfolio's expenses were not reduced under such arrangements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

---------------------------------------------------------------------------------------------------
                                      '07 Shares     '07 Amount
Small Cap Value Portfolio             (unaudited)    (unaudited)     '06 Shares      '06 Amount
---------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                            111,359    $  2,023,860       431,363     $   7,373,050
 Shares issued in reorganizations            --              --     2,861,983        48,796,816
 Redemption in kind                          --              --      (654,874)      (11,792,154)
 Reinvestment of distributions          785,626      11,642,973       116,744         1,862,073
 Shares repurchased                    (497,058)     (8,984,613)     (917,774)      (15,465,902)
                                      -------------------------------------------------------------
  Net increase                          399,927    $  4,682,220     1,837,442     $  30,773,883
                                      =============================================================
 CLASS II:
 Shares sold                            190,551    $  3,403,975       904,223     $  15,303,620
 Shares issued in reorganizations            --              --       153,951         2,603,308
 Reinvestment of distributions          575,639       8,444,634        63,445         1,004,323
 Shares repurchased                    (185,257)     (3,319,945)     (460,455)       (7,810,474)
                                      -------------------------------------------------------------
  Net increase                          580,933    $  8,528,664       661,164     $  11,100,777
                                      =============================================================
---------------------------------------------------------------------------------------------------

9.   Merger Information

On May 23, 2006, beneficial owners of Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 24, 2006, by exchanging all of Pioneer Small Company VCT Portfolio's Class I and Class II net assets and Pioneer Small Cap Value II VCT Portfolio's Class I net assets for Pioneer Small Cap Value VCT Portfolio's shares, based on Pioneer Small Cap Value VCT Portfolio's Class I and/or Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

------------------------------------------------------------------------------------------------------------------------------------
                                           Pioneer                Pioneer                Pioneer                 Pioneer
                                            Small                  Small                  Small                   Small
                                          Cap Value               Company             Cap Value II              Cap Value
                                        VCT Portfolio          VCT Portfolio          VCT Portfolio           VCT Portfolio
                                    (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)    (Post-Reorganization)
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                $11,665,357            $3,024,465             $45,772,351             $60,462,173
  Class II                                30,138,805             2,603,308                      --              32,742,113
                                      --------------------------------------------------------------------------------------
   Total Net Assets                      $41,804,162            $5,627,773             $45,772,351             $93,204,286
                                      ======================================================================================
 Shares Outstanding
  Class I                                    684,211               247,234               2,521,638               3,546,194
  Class II                                 1,782,074               215,447                      --               1,936,025
 Shares Issued in Reorganization
  Class I                                                                                                        2,861,983
  Class II                                                                                                         153,951
------------------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         Unrealized Appreciation          Accumulated Gain/(Loss)
                                            on Closing Date                   on Closing Date
-----------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT Portfolio          $ 1,554,529                        $   1,706
 Pioneer Small Cap Value II VCT Portfolio      14,635,856                          (85,337)
                                           ----------------------------------------------------
  Total                                       $16,190,385                        $ (83,631)
                                           ====================================================
-----------------------------------------------------------------------------------------------------

10.  New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19612-01-0807


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Small and Mid Cap Growth VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         8

  Notes to Financial Statements                                               12

  Trustees, Officers and Service Providers                                    16



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         87.5%
Temporary Cash Investment                                                   8.9%
Depositary Receipts for International Stocks                                3.6%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                      25.0%
Consumer Discretionary                                                      18.5%
Health Care                                                                 17.7%
Industrials                                                                 13.0%
Financials                                                                  12.8%
Energy                                                                       7.3%
Materials                                                                    3.1%
Consumer Staples                                                             2.6%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
 1. Microchip Technology                                                    4.05%
--------------------------------------------------------------------------------
 2. WPP Group Plc                                                           3.93
--------------------------------------------------------------------------------
 3. Dentsply International, Inc.                                            3.91
--------------------------------------------------------------------------------
 4. O'Reilly Automotive, Inc.                                               3.89
--------------------------------------------------------------------------------
 5. Federated Investors, Inc.                                               3.80
--------------------------------------------------------------------------------

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share   6/30/07        12/31/06
  Class II                  $13.81         $12.26

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class II                  $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Small and Mid Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 2500 Growth Index and the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        Pioneer Small and Mid Cap    Russell 2500     Russell 2500 Mid Cap
          Growth VCT Portfolio       Growth Index         Growth Index
          --------------------       ------------         ------------
3/04             10000                  10000                10000
6/04             10742                  10105                10013
6/05             10504                  11203                10761
6/06             11533                  12664                12334
6/07             13660                  15162                14681

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)                                                                 10.30%
1 Year                                                                    18.44%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,126.40
       Expenses Paid During Period*                                    $    5.27

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/07                               $1,000.00
       Ending Account Value on 6/30/07                                 $1,019.84
       Expenses Paid During Period*                                    $    5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

The U.S. equity market produced solid results during the first half of 2007, aided by the sustained economic expansion and surprisingly strong corporate profit growth. In the following interview, the management team of L. Roy Papp and Rosellen C. Papp, who are responsible for the management of Pioneer Small and Mid Cap Growth VCT Portfolio, discuss the factors that influenced Portfolio performance during the six months ended June 30, 2007.

Q: How did the Portfolio perform during the first half of 2007?

A: Pioneer Small and Mid Cap Growth VCT Portfolio Class II shares generated a total return of 12.64%, at net asset value, for the six months ended June 30, 2007. During the period, the Russell 2500[RegTM] Growth Index returned 11.30%, while the Russell Midcap[RegTM] Growth Index rose 10.97%. Over the six months, the average return of the 153 portfolios in Lipper's Mid-Cap Growth variable products category was 12.52%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the six months?

A: Strong corporate earnings growth played a major role in the healthy returns in the domestic equity market. At the start of 2007, investors were not looking forward to significant growth in either gross domestic product
   (GDP) or corporate profits. GDP actually did decelerate to just 0.7% growth in the year's first quarter, after growing at a 2.5% rate in the final quarter of 2006. However, earnings continued to climb at the start of the year, encouraging investors to bid up stock prices. For the six months, Standard & Poor's 500 Index (the S&P 500) - often used as a gauge of the overall market - rose by 6.96%. That pace, on an annualized basis, is slightly higher than the long-term 10% to 12% average range of returns in the equity market. Larger-company stocks generally did not do as well as mid-cap stocks, whose performance was helped by restructuring and merger-and-acquisition activity that resulted in a number of mid-cap companies being acquired by private equity groups and hedge funds.

   A major element in the takeover trend is that many of the acquisition targets are poorer-quality companies with weak fundamentals and low stock prices. These corporations are often seen as candidates for extensive restructuring under new ownership. While these poorer-quality companies are not the type of corporations in which we invest, the general trend toward buyouts resulted in strong performance of many of our Portfolio holdings, including several that received acquisition proposals. We like corporations with solid balance sheets, steady earnings growth, healthy cash flow and experienced managements. Often, we invest in these higher-quality companies when opportunities arise, such as when their stock prices have fallen to attractive levels that we believe are inconsistent with the companies' longer-term prospects. We tend to emphasize companies that are the beneficiaries of longer-term secular trends - such as technology companies contributing products that enhance productivity or health care companies that are well positioned to serve the needs of an aging population. We tend to de-emphasize highly cyclical companies.


A Word About Risk:

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What changes did you make in the Portfolio during the six months?

A: Within our information technology position, we added positions in several software companies whose products should help data processing systems operate more efficiently. We did this with proceeds from the sales of several stocks, including Brinker's International, operator of Chili's and other restaurant chains, and Molex, a leading supplier of electrical components. Molecular Devices, a leading producer of equipment in biological analysis, was acquired during the period at a profit to the Portfolio. We also repositioned our energy holdings, partially selling investments in oil field services companies Cameron International and Tetra Technologies, while establishing positions in exploration and production companies Forest Oil and Newfield Exploration.

Q: What were some of the investments that most influenced performance?

A: The heightened merger and acquisition activity in the market led to strong performance by several of our mid-sized companies. For example, Investors Financial, a custodian of financial assets, received a buyout proposal from State Street, which was pending at the end of the fiscal year. In addition, Molecular Devices was acquired during the period at a profit to the Portfolio. Other holdings that did particularly well included: Cameron International; FMC Technologies, a manufacturer and servicer of systems and products for the energy, food processing and air transportation industries; Trimble Navigation, which makes global positioning devices; semiconductor company Linear Technology; pharmacy benefits managers Medco and Express Scripps; and Gardner Denver, a producer of compressors widely used in the energy industry.

   However, we also had some detractors. They included: Expeditors International, a leader in logistical planning for international shipping that had difficulty surpassing earnings growth rates from a year earlier; Resmed, a producer of products to treat sleep deprivation; Techne, which supplies proteins for the biotechnology industry; and consumer products company Clorox.

Q: What is your investment outlook?

A: We think the Portfolio, with its emphasis on higher-quality companies with good growth prospects, is very well positioned, even in an uncertain environment. We believe that corporate earnings should continue to do well, especially for those companies doing substantial business overseas and therefore are more directly exposed to the rapidly expanding global economy. While the stock market has done well this year, the S&P 500 has only recently approached the levels seen back in 2000, yet corporate earnings are significantly higher. As a result, we think valuations remain attractive for many of the higher-quality companies that we emphasize.

   We believe a key to the domestic economy will be employment. The job market has been very strong, and employment has been the main factor affecting consumer spending, which is a major driver of the overall economy. If the job market remains healthy and unemployment stays low, we believe the U.S. economy should do well and corporate profits should continue to rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                             Value
                   COMMON STOCKS - 99.0%
                   Energy - 7.2%
                   Oil & Gas Equipment & Services - 3.6%
       1,430       Cameron International Corp.*                     $  102,202
         950       FMC Technologies, Inc.*                              75,259
       2,500       TETRA Technologies, Inc.*                            70,500
                                                                    ----------
                                                                    $  247,961
                                                                    ----------
                   Oil & Gas Exploration &
                   Production - 3.6%
       2,400       Chesapeake Energy Corp. (a)                      $   83,040
       1,100       Forest Oil Corp.*                                    46,486
         900       Newfield Exploration Co.*                            40,995
       1,600       Pioneer Natural Resources Co.                        77,936
                                                                    ----------
                                                                    $  248,457
                                                                    ----------
                   Total Energy                                     $  496,418
                                                                    ----------
                   Materials - 3.1%
                   Specialty Chemicals - 3.1%
       5,000       Sigma-Aldrich Corp.                              $  213,350
                                                                    ----------
                   Total Materials                                  $  213,350
                                                                    ----------
                   Capital Goods - 6.1%
                   Industrial Machinery - 6.1%
       5,600       Gardner Denver, Inc.*                            $  238,280
       2,700       ITT Corp.                                           184,356
                                                                    ----------
                                                                    $  422,636
                                                                    ----------
                   Total Capital Goods                              $  422,636
                                                                    ----------
                   Commercial Services & Supplies - 3.8%
                   Diversified Commercial Services - 3.8%
       3,950       ChoicePoint, Inc.*                               $  167,678
       2,498       Cintas Corp.                                         98,496
                                                                    ----------
                                                                    $  266,174
                                                                    ----------
                   Total Commercial
                   Services & Supplies                              $  266,174
                                                                    ----------
                   Transportation - 2.9%
                   Air Freight & Couriers - 2.9%
       4,900       Expeditors International of Washington, Inc.     $  202,370
                                                                    ----------
                   Total Transportation                             $  202,370
                                                                    ----------
                   Consumer Durables & Apparel - 2.4%
                   Apparel, Accessories & Luxury
                   Goods - 2.4%
       3,500       Coach, Inc.*                                     $  165,865
                                                                    ----------
                   Total Consumer Durables & Apparel                $  165,865
                                                                    ----------
                   Consumer Services - 5.0%
                   Education Services - 2.3%
       4,700       DeVry, Inc.                                      $  159,894
                                                                    ----------
                   Leisure Facilities - 2.7%
       3,500       International Speedway Corp.                     $  184,485
                                                                    ----------
                   Total Consumer Services                          $  344,379
                                                                    ----------
      Shares                                                             Value
                   Media - 7.1%
                   Advertising - 7.1%
       8,600       Harte-Hanks, Inc.                                $  220,848
       3,600       WPP Group Plc                                       269,100
                                                                    ----------
                                                                    $  489,948
                                                                    ----------
                   Total Media                                      $  489,948
                                                                    ----------
                   Retailing - 3.8%
                   Automotive Retail - 3.8%
       7,300       O'Reilly Automotive, Inc.*(a)                    $  266,815
                                                                    ----------
                   Total Retailing                                  $  266,815
                                                                    ----------
                   Household & Personal Products - 2.6%
                   Household Products - 2.6%
       2,900       Clorox Co.                                       $  180,090
                                                                    ----------
                   Total Household & Personal Products              $  180,090
                                                                    ----------
                   Health Care Equipment & Services - 14.4%
                   Health Care Equipment - 7.8%
       2,400       C. R. Bard, Inc.                                 $  198,312
       4,100       ResMed, Inc.*                                       169,166
       2,800       Stryker Corp.                                       176,652
                                                                    ----------
                                                                    $  544,130
                                                                    ----------
                   Health Care Services - 2.7%
       2,800       Express Scripts, Inc.*(a)                        $  140,028
         600       Medco Health Solutions, Inc.*                        46,794
                                                                    ----------
                                                                    $  186,822
                                                                    ----------
                   Health Care Supplies - 3.9%
       7,000       Dentsply International, Inc.                     $  267,820
                                                                    ----------
                   Total Health Care Equipment &
                   Services                                         $  998,772
                                                                    ----------
                   Pharmaceuticals & Biotechnology - 3.1%
                   Life Sciences Tools & Services - 3.1%
       3,700       Techne Corp.*                                    $  211,677
                                                                    ----------
                   Total Pharmaceuticals &
                   Biotechnology                                    $  211,677
                                                                    ----------
                   Banks - 3.5%
                   Regional Banks - 3.5%
      13,400       UCBH Holdings, Inc.                              $  244,818
                                                                    ----------
                   Total Banks                                      $  244,818
                                                                    ----------
                   Diversified Financials - 9.2%
                   Asset Management & Custody Banks - 9.2%
       6,800       Federated Investors, Inc.                        $  260,644
       2,100       Investors Financial Services Corp.                  129,507
       4,700       T. Rowe Price Associates, Inc.                      243,883
                                                                    ----------
                                                                    $  634,034
                                                                    ----------
                   Total Diversified Financials                     $  634,034
                                                                    ----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                    Value
             Software & Services - 11.2%
             Application Software - 3.6%
  4,300      Adobe Systems, Inc.*                                     $  172,645
  5,200      Informatica Corp.*                                           76,804
                                                                      ----------
                                                                      $  249,449
                                                                      ----------
             Data Processing & Outsourced
             Services - 4.1%
  1,400      DST Systems, Inc.*                                       $  110,894
  3,100      Fiserv, Inc.*                                               176,080
                                                                      ----------
                                                                      $  286,974
                                                                      ----------
             Systems Software - 3.5%
  4,400      Micros Systems, Inc.*                                    $  239,360
                                                                      ----------
             Total Software & Services                                $  775,783
                                                                      ----------
             Technology Hardware & Equipment - 6.6%
             Electronic Equipment &
             Instruments - 6.6%
  2,700      Mettler-Toledo International, Inc.*                      $  257,877
  6,100      Trimble Navigation, Ltd.*                                   196,420
                                                                      ----------
                                                                      $  454,297
                                                                      ----------
             Total Technology Hardware &
             Equipment                                                $  454,297
                                                                      ----------
             Semiconductors - 7.0%
             Semiconductors - 7.0%
  5,700      Linear Technology Corp. (a)                              $  206,225
  7,500      Microchip Technology                                        277,800
                                                                      ----------
                                                                      $  484,025
                                                                      ----------
             Total Semiconductors                                     $  484,025
                                                                      ----------
             TOTAL COMMON STOCKS
             (Cost $5,477,344)                                        $6,851,451
                                                                      ----------
             TEMPORARY CASH INVESTMENT - 9.7%
             Security Lending Collateral - 9.7%
670,834      Securities Lending Investment
             Fund, 5.28%                                              $  670,834
                                                                      ----------
             TOTAL TEMPORARY CASH
             INVESTMENT
             (Cost $670,834)                                          $  670,834
                                                                      ----------
             TOTAL INVESTMENT IN SECURITIES - 108.7%
             (Cost $6,148,178)                                        $7,522,285
                                                                      ----------
             OTHER ASSETS AND
             LIABILITIES - (8.7)%                                     $ (602,568)
                                                                      ----------
             TOTAL NET ASSETS - 100.0%                                $6,919,717
                                                                      ==========

*       Non-income producing security.
(a)     At June 30, 2007, the following securities were out on loan:

        Shares    Security                                                Value
         2,376    Chesapeake Energy Corp.                               $ 82,210
         2,772    Express Scripts, Inc. *                                138,628
         5,643    Linear Technology Corp.                                204,164
         6,237    O'Reilly Automotive, Inc. *                            227,962
                                                                        -------
                  Total                                                 $652,964
                                                                        ========



The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended                                      3/15/04 (a)
                                                                  6/30/07         Year Ended   Year Ended         to
Class II                                                        (unaudited)        12/31/06     12/31/05       12/31/04
Net asset value, beginning of period                               $12.26            $11.37       $10.87         $10.00
                                                                   ------            ------       ------         ------
Increase from investment operations:
 Net investment loss                                               $(0.01)           $(0.03)      $(0.03)        $(0.02)
 Net realized and unrealized gain on investments                     1.56              0.92         0.53           0.89
                                                                   ------            ------       ------         ------
  Net increase from investment operations                          $ 1.55            $ 0.89       $ 0.50         $ 0.87
                                                                   ------            ------       ------         ------
 Net increase in net asset value                                   $ 1.55            $ 0.89       $ 0.50         $ 0.87
                                                                   ------            ------       ------         ------
 Net asset value, end of period                                    $13.81            $12.26       $11.37         $10.87
                                                                   ======            ======       ======         ======
Total return*                                                       12.64%             7.83%        4.60%          8.70%(b)
Ratio of net expenses to average net assets+                         1.00%**           1.00%        1.00%          1.00%**
Ratio of net investment loss to average net assets+                 (0.19)%**         (0.26)%      (0.36)%        (0.51)%**
Portfolio turnover rate                                                24%**             32%          13%            44%(b)
Net assets, end of period (in thousands)                           $6,920            $5,314       $4,602         $2,579
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       2.00%**           2.36%        3.25%          7.50%**
  Net investment loss                                               (1.19)%**         (1.62)%      (2.61)%        (7.01)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       1.00%**           1.00%        1.00%          1.00%**
  Net investment loss                                               (0.19)%**         (0.26)%      (0.36)%         (0.51)%**

(a) The Portfolio commenced operations on March 15, 2004.
(b) Not Annualized
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $652,964)(cost $6,148,178)     $7,522,285
 Cash                                                                                                 157,589
 Receivables -
 Dividends                                                                                              4,761
 Other                                                                                                    534
                                                                                                   ----------
  Total assets                                                                                     $7,685,169
                                                                                                   ----------
LIABILITIES:
 Payables -
 Fund shares repurchased                                                                           $   59,690
 Upon return of securities loaned                                                                     670,834
 Due to affiliates                                                                                        335
 Accrued expenses                                                                                      34,593
                                                                                                   ----------
  Total liabilities                                                                                $  765,452
                                                                                                   ----------
NET ASSETS:
 Paid-in capital                                                                                   $5,518,355
 Accumulated net investment loss                                                                       (5,629)
 Accumulated net realized gain on investments                                                          32,884
 Net unrealized gain on investments                                                                 1,374,107
                                                                                                   ----------
  Total net assets                                                                                 $6,919,717
                                                                                                   ----------
NET ASSET VALUE PER SHARE:
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                                        $6,919,717
 Shares outstanding                                                                                   501,188
                                                                                                   ----------
 Net asset value per share                                                                         $    13.81


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                Ended
                                                                                               6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $272)                                            $  21,456
 Interest                                                                                         3,129
 Income on securities loaned, net                                                                   199
                                                                                              ---------
  Total investment income                                                                     $  24,784
                                                                                              ---------
EXPENSES:
 Management fees                                                                              $  22,798
 Transfer agent fees and expenses                                                                   744
 Distribution fees                                                                                7,599
 Administrative reimbursements                                                                      674
 Custodian fees                                                                                   5,220
 Professional fees                                                                               17,043
 Printing expense                                                                                 3,480
 Fees and expenses of nonaffiliated trustees                                                      2,784
 Miscellaneous                                                                                      498
                                                                                              ---------
  Total expenses                                                                              $  60,840
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.       (30,427)
                                                                                              ---------
  Net expenses                                                                                $  30,413
                                                                                              ---------
   Net investment loss                                                                        $  (5,629)
                                                                                              ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                                                           $ 145,868
                                                                                              ---------
 Change in net unrealized gain from investments                                               $ 557,207
                                                                                              ---------
 Net gain on investments                                                                      $ 703,075
                                                                                              =========
 Net increase in net assets resulting from operations                                         $ 697,446
                                                                                              =========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Six Months
                                                                             Ended
                                                                            6/30/07        Year Ended
                                                                          (unaudited)       12/31/06
FROM OPERATIONS:
Net investment loss                                                       $   (5,629)     $  (13,210)
Net realized gain (loss) on investments                                      145,868          (3,614)
Change in net unrealized gain on investments                                 557,207         392,530
                                                                          ----------      ----------
  Net increase in net assets resulting from operations                    $  697,446      $  375,706
                                                                          ----------      ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $1,241,759      $1,169,162
Cost of shares repurchased                                                  (333,645)       (833,078)
                                                                          ----------      ----------
  Net increase in net assets resulting from fund share transactions       $  908,114      $  336,084
                                                                          ----------      ----------
  Net increase in net assets                                              $1,605,560      $  711,790
NET ASSETS:
Beginning of period                                                        5,314,157       4,602,367
                                                                          ----------      ----------
End of period                                                             $6,919,717      $5,314,157
                                                                          ==========      ==========
Accumulated net investment loss, end of period                            $   (5,629)     $       --
                                                                          ==========      ==========


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Small and Mid Cap Growth VCT Portfolio (the Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Small and Mid Cap Growth VCT Portfolio commenced operations on March 15,
2004.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is long-term capital growth.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of,

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the Board of Trustees. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, Small and Mid Cap Growth Portfolio had a net capital loss carryforward of $95,205, of which the following amounts will expire between 2012 and 2013 if not utilized: $25,641 in 2012 and $39,905 in 2013.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis. There were no distributions paid during the year ended December 31, 2006.

--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                         $      --
 Capital loss carryforward                                              (95,205)
 Unrealized appreciation                                                799,121
                                                                       --------
  Total                                                                $703,916
                                                                       ========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions are recorded on the ex-dividend date.

D. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $1 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $238 in transfer agent fees payable to PIMSS at June 30, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $96 payable to PFD at June 30, 2007.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                             Gross            Gross        Appreciation/
                                          Tax Cost       Appreciation     Depreciation     (Depreciation)
---------------------------------------------------------------------------------------------------------
 Small and Mid Cap Growth Portfolio      $6,165,957       $1,370,814       $ (14,486)        $1,356,328
                                         ==========       ==========       =========         ==========
---------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $1,681,967 and $726,569, respectively.

7. Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------------------
                                     '07 Shares    '07 Amount
Small and Mid Cap Growth Portfolio  (unaudited)   (unaudited)   '06 Shares      '06 Amount
--------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                          92,610       $1,241,759     99,299        $1,169,162
 Shares repurchased                  (24,881)       (333,645)    (70,487)        (833,078)
                                     -------------------------------------------------------
 Net increase                         67,729       $ 908,114      28,812        $ 336,084
                                     =======================================================
--------------------------------------------------------------------------------------------

8. New Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

9. Subsequent Event

The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of the following three series of the Trust: Pioneer Core Bond VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio (collectively, the "Portfolios"). It is anticipated that the Portfolios will be liquidated on or about November 9, 2007.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust


Officers                                         Trustees
John F. Cogan, Jr., President                    John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President    David R. Bock
Vincent Nave, Treasurer                          Mary K. Bush
Dorothy E. Bourassa, Secretary                   Margaret B.W. Graham
                                                 Thomas J. Perna
                                                 Marguerite A. Piret
                                                 John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19633-01-0807


                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          16
  Notes to Financial Statements                 21
  Trustees, Officers and Service Providers      26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------
[The following data was represented as pie charts in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Government Securities                                                 57.0%
U.S. Corporate~Bonds                                                       27.2%
Foreign Government Bonds                                                    4.7%
Asset Backed Securities                                                     3.7%
Temporary Cash Investment                                                   3.4%
Senior Floating Rate Loans                                                  2.4%
Collateralized Mortgage Obligations                                         1.0%
Municipal Bonds                                                             0.5%
U.S. Common Stocks                                                          0.1%


[The following data was represented as pie charts in the printed material]

Maturity Distribution
(As a percentage of total investment portfolio)
0-1 year                                                                   13.3%
1-3 years                                                                   6.1%
3-4 years                                                                  12.2%
4-6 years                                                                  38.5%
6-8 years                                                                  16.2%
8+ years                                                                   13.7%

Five Largest Holdings
(As a percentage of long-term holdings)

1.    U.S. Treasury Inflation Notes,
        2.375%, 1/15/17                                                     6.72%
2.    U.S. Treasury Notes,
        4.5%, 11/15/15                                                      3.45
3.    Federal National Mortgage
        Association, 5.0%, 3/1/37                                           2.98
4.    U.S. Treasury Notes,
        5.0%, 2/15/11                                                       1.86
5.    U.S. Treasury Inflation Notes,
        1.875%, 7/15/15                                                     1.85

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/07       12/31/06
  Class I                     $ 10.66       $ 10.80
  Class II                    $ 10.66       $ 10.80


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2830       $ 0.0154          $ 0.0445
  Class II                  $ 0.2695       $ 0.0154          $ 0.0445

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[The following data was represented as line charts in the printed material]

               Pioneer Strategic        Pioneer Strategic     Lehman Brothers U.S.
             Income VCT Portfolio,    Income VCT Portfolio       Universal Index
                   Class I                   Class II

7/99                10000                     10000                   10000
                    10180                     10157                   10521
6/01                10913                     10861                   11652
                    11780                     11695                   12551
6/03                14225                     14075                   13995
                    15152                     14966                   14137
6/05                16929                     16677                   15186
                    17306                     17008                   15147
6/07                18560                     18196                   16149


Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------
                                                            Class I     Class II
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)                                                      8.12%       7.85%
5 Years                                                        9.52%       9.24%
1 Year                                                         7.24%       6.98%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                      $ 1,018.80       $ 1,017.60
Expenses Paid During Period*                         $     4.20       $     5.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I and 1.08% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.


Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/07                      $ 1,020.63       $ 1,019.44
Expenses Paid During Period*                         $     4.21       $     5.41

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I and 1.08% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

Higher-yielding corporate bonds continued to outperform higher quality bonds during the first half of 2007, a period that saw modest returns from fixed-income markets overall. In the following interview, Kenneth J. Taubes and Andrew D. Feltus discuss the investment environment and the performance of Pioneer Strategic Income VCT Portfolio during the six-months ended June 30, 2007. Mr. Taubes, director of Pioneer's Fixed Income Group, and Mr. Feltus are members of the team responsible for the daily management of the Portfolio.

Q:  How did the Portfolio perform during the first half of 2007?

A: During a challenging period, the Portfolio outpaced its benchmark as well as the average for competitive variable annuity portfolios. Pioneer Strategic Income VCT Portfolio's Class I and II shares had total returns, respectively, of 1.88% and 1.76%, at net asset value, for the six months ended June 30, 2007. For the same period, the Lehman U.S. Universal Bond Index returned 1.10%, while the average return of 48 variable annuity portfolios in Lipper's General Bond Category was 1.71%. The 30-day SEC yields on June 29, 2007, were 4.80% for Class I and 4.56% for Class II.

    Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment environment like during the six months?

A: Returns from fixed-income markets tended to be modest during a period in which interest rates generally rose around the world. Concerns grew among investors that the major central banks might tighten their monetary policies in an effort to stem inflationary pressures. The six-month period saw a change in investors' expectations for interest rates, especially in the United States where the economy appeared to re-accelerate in the second quarter of 2007 after apparently weakening in the first quarter. As a consequence, interest rates started rising, causing some erosion in the values of Treasury and other higher-quality securities, including mortgage-backed securities. The reinvigorated expansion, combined with growing awareness of problems in the subprime mortgage market, led to higher market interest rates. The yield on the 10-year Treasury, for example, rose from 4.70% to 5.03% during the period. At the same time, problems in the subprime mortgage market led to falling prices for some collateralized mortgage securities backed by subprime loans.

    In contrast, lower-rated, high-yielding bonds continued to outperform, supported by growing corporate profits and low default rates, although their results were better in the first quarter than the second. While high-yielding bonds did suffer some price erosion in a rising interest-rate environment, that was offset by their inherent yield advantages over high-grade securities. High-yield corporate bonds in other developed nations performed in line with the domestic high-yield market, but returns realized by U.S. investors were heavily influenced by movements in currency. Bonds denominated in the euro and other currencies that appreciated against the U.S. dollar performed well, while bonds denominated in currencies that depreciated versus the dollar performed more weakly. Emerging debt, especially sovereign government bonds, tended to underperform the domestic high-yield market, as the market recognized that their yield spreads - or advantages - offered little compensation for the risks.

Q: What were your principal strategies, and how did they affect the Portfolio's results?

A: We manage the Portfolio to take advantage of opportunities in a wide variety of fixed-income sectors. After a period in which the fixed- income markets
    - especially in the riskier asset classes - had delivered handsome returns to investors, we have sought to reduce overall risk during the past 18 months. While the economic fundamentals of the domestic high-yield and the emerging debt markets have remained sound, we have reduced our exposures as their prices continued to rise and their yield advantages continued to narrow. Nevertheless, we maintained reasonable exposures to both sectors, and that emphasis contributed to the Portfolio's relatively good performance during the first six months of 2007. In addition, our investments in securities

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    denominated in foreign currencies - especially the euro, the Norwegian krone and the Swedish krona - generally helped results as those currencies gained in value relative to the U.S. dollar. However, the impact was partially offset by holdings in currencies such as the Japanese yen and the Swiss franc, which declined versus the dollar.

    Over most of the period, we kept the Portfolio's duration - which is an indication of potential price-sensitivity to changes in interest rates - relatively short, and that also aided performance as interest rates rose, leading to some price loss for higher-quality securities, especially Treasuries. We kept our positions in Treasuries short for most of the period, and among our Treasury holdings we had a relatively large position in Treasury Inflation-Protected Securities (TIPS). Our positioning helped mitigate the impacts to the Portfolio from rising interest rates. Near the end of the period, as interest rates in the U.S. and other developed markets rose, we saw a buying opportunity and extended the Portfolio's duration to one slightly longer than that of the benchmark index. On June 30, 2007, the Portfolio's average effective duration was 4.90 years, compared to 4.22 years at the beginning of the year.

    By sector, the Portfolio's largest weighting was in mortgage-backed securities, which accounted for approximately 35% of assets on June 30. U.S. Treasuries represented about 22% of assets on June 30. High-yielding sectors - including U.S. corporate and emerging market debt - accounted for about 25% of assets on June 30, down from more than 30% at the start of the year. At the same time we reduced our high-yield positions, we upgraded the overall quality of our holdings. Average credit quality on June 30 was A, and the Portfolio had no direct exposure to any securities backed by subprime mortgages.

    The Portfolio's highly diversified strategy and continued exposure to high-yield and foreign-denominated bonds helped performance overall in a period of muted returns from the fixed-income markets. We also had some individual securities that outperformed, including True Move, a telecommunication services provider in Thailand. Our investments in some longer-maturity Treasuries did hold back results somewhat, as did some corporate securities, such as bonds of Nakilat, a natural gas company based in Qatar.

Q:  What is your investment outlook?

A: We believe the overall economy is fundamentally strong, and we expect solid growth in the United States and even more robust growth in foreign economies. In addition, the rise in market interest rates in June may have created some opportunities to invest in longer-maturity securities. Corporate earnings growth remains good, and default rates of high yield bonds remain low, supporting high-yield bonds.

    One factor that could adversely affect the high-yield sector is the possibility of a tightening of monetary policy by the major central banks. The U.S. Federal Reserve and the other central banks are watching closely for any signs of rising inflationary pressures. High-yield bonds could be hurt if the central banks were to become more concerned about rising inflation and were to raise short-term interest rates. However, we think a more likely scenario is for inflation to remain in a narrow range against a backdrop of moderate economic growth, reducing the potential for monetary tightening. We also expect short-term volatility in the markets to persist, which should create some opportunities. We intend to continue to keep the Portfolio well diversified, with exposure to different parts of the fixed-income market.


    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

       Principal   S&P/Moody's
          Amount   Ratings
         USD ($)   (unaudited)                                                                         Value
                                   ASSET BACKED SECURITIES - 3.5%
                                   Energy - 0.3%
                                   Oil & Gas Equipment & Services - 0.3%
       135,000     A/A1            Nakilat, Inc., 6.267%, 12/31/33 (144A)                        $   128,215
       100,000     NR/NR           Sevan Marine ASA, 8.37%, 5/14/13 (144A) (b)                       101,250
                                                                                                 -----------
                                                                                                 $   229,465
                                                                                                 -----------
                                   Total Energy                                                  $   229,465
                                                                                                 -----------
                                   Food & Drug Retailing - 0.5%
                                   Food Retail - 0.5%
       355,000     BB/Aaa          Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37              $   347,319
                                                                                                 -----------
                                   Total Food & Drug Retailing                                   $   347,319
                                                                                                 -----------
                                   Banks - 0.2%
                                   Thrifts & Mortgage Finance - 0.2%
       163,326     A-/Baa1         Taganka Car Loan Finance Plc, 6.32%, 11/14/13 (144A) (b)      $   163,326
                                                                                                 -----------
                                   Total Banks                                                   $   163,326
                                                                                                 -----------
                                   Diversified Financials - 1.0%
                                   Consumer Finance - 0.0%
DKK    16,268      AAA/Aaa         Realkredit Danmark, 7.00%, 10/1/32                            $     3,107
                                                                                                 -----------
                                   Diversified Financial Services - 0.9%
       209,582     BB-/Ba1         Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)             $   206,478
       164,614     BBB+/Baa2       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)          170,170
       210,747     BBB/Baa2        Power Receivables Finance, 6.29%, 1/1/12 (144A)                   212,951
                                                                                                 -----------
                                                                                                 $   589,599
                                                                                                 -----------
                                   Specialized Finance - 0.1%
       100,000     A/A2            Aegis Asset Backed Securities, 6.97%, 1/25/34 (b)             $   100,565
                                                                                                 -----------
                                   Total Diversified Financials                                  $   693,271
                                                                                                 -----------
                                   Utilities - 1.1%
                                   Electric Utilities - 1.1%
       188,680     BB-/Ba2         FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $   187,501
       365,869     NR/NR           Ormat Funding Corp., 8.25%, 12/30/20                              373,186
       176,110     BB/Ba2          Tenaska Alabama, 7.0%, 6/30/21 (144A)                             180,201
                                                                                                 -----------
                                                                                                 $   740,888
                                                                                                 -----------
                                   Total Utilities                                               $   740,888
                                                                                                 -----------
                                   Government - 0.4%
       275,924     BBB-/Ba2        Republic of Columbia, 9.75%, 4/9/11                           $   297,997
                                                                                                 -----------
                                   Total Government                                              $   297,997
                                                                                                 -----------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $2,471,624)                                             $ 2,472,266
                                                                                                 -----------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
                                   Banks - 0.7%
                                   Thrifts & Mortgage Finance - 0.7%
       110,000     NR/Ba2          SBA CMBS Trust, 6.904%, 11/15/36                              $   108,796
       365,000     BB/Ba2          T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                        360,566
                                                                                                 -----------
                                                                                                 $   469,362
                                                                                                 -----------
                                   Total Banks                                                   $   469,362
                                                                                                 -----------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


       Principal    S&P/Moody's
          Amount    Ratings
         USD ($)    (unaudited)                                                                        Value
                                    Diversified Financials - 0.3%
                                    Diversified Financial Services - 0.3%
            80,000  NR/Ba1          Global Signal, 7.036%, 2/15/36 (144A)                        $    79,807
           155,000  NR/Ba2          Tower 2004-2A F, 6.376%, 12/15/14                                152,330
                                                                                                 -----------
                                                                                                 $   232,137
                                                                                                 -----------
                                    Total Diversified Financials                                 $   232,137
                                                                                                 -----------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $710,891)                                              $   701,499
                                                                                                 -----------
                                    CORPORATE BONDS - 26.2%
                                    Energy - 3.3%
                                    Coal & Consumable Fuels - 0.3%
           240,000  B+/B2           Massey Energy Co., 6.875%, 12/15/13                          $   219,900
                                                                                                 -----------
                                    Oil & Gas Drilling - 0.6%
           300,000  NR/NR           DDI Holdings AS, 9.3%, 1/19/12 (144A)                        $   315,750
            75,000  NR/NR           DDI Holdings AS, 9.3%, 4/23/12 (144A)                             78,938
                                                                                                 -----------
                                                                                                 $   394,688
                                                                                                 -----------
                                    Oil & Gas Equipment & Services - 0.5%
           110,000  A+/Aa3          Nakilat, Inc., 6.067%, 12/31/33 (144A)                       $   103,077
NOK        500,000  NR/NR           Petromena AS, 9.75%, 5/24/12 (144A)                               89,417
           150,000  NR/B1           Semgroup LP, 8.75%, 11/15/15 (144A)                              150,750
                                                                                                 -----------
                                                                                                 $   343,244
                                                                                                 -----------
                                    Oil & Gas Exploration & Production - 1.6%
           210,000  B-/B3           Baytex Energy, Ltd., 9.625%, 7/15/10                         $   217,350
           245,000  B/B2            Compton Petroleum Corp., 7.625%, 12/1/13                         241,938
           170,000  B-/Caa1         Harvest Operations Corp., 7.875%, 10/15/11                       166,813
ITL    275,000,000  BBB-/Baa1       Petroleos Mexicanos, 7.375%, 8/13/07                             192,640
           200,000  B/B1            Quicksilver Resources, Inc., 7.125%, 4/1/16                      193,000
            45,000  BB+/Ba2         Southern Star Central Corp., 6.75%, 3/1/16                        44,325
           100,000  B+/Ba2          Verasun Energy Corp., 9.875%, 12/15/12                           105,000
                                                                                                 -----------
                                                                                                 $ 1,161,066
                                                                                                 -----------
                                    Oil & Gas Storage & Transportation - 0.3%
            30,000  B+/B2           Copano Energy LLC, 8.125%, 3/1/16                            $    30,450
            75,000  B/B1            Inergy LP, 8.25%, 3/1/16                                          77,063
            85,000  B-/B3           Targa Resources, Inc., 8.50%, 11/1/13 (144A)                      86,275
                                                                                                 -----------
                                                                                                 $   193,788
                                                                                                 -----------
                                    Total Energy                                                 $ 2,312,686
                                                                                                 -----------
                                    Materials - 3.4%
                                    Aluminum - 0.6%
            95,000  B-/B3           Aleris International, Inc., 9.0%, 12/15/14 (144A)            $    95,831
           205,000  BB-/B1          Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)                    201,925
           140,000  B/B3            Novelis, Inc., 7.25%, 2/15/15                                    143,675
                                                                                                 -----------
                                                                                                 $   441,431
                                                                                                 -----------
                                    Commodity Chemicals - 0.6%
           110,000  B+/B1           Arco Chemical Co., 9.8%, 2/1/20                              $   119,350
           285,000  B/B1            Georgia Gulf Corp., 9.5%, 10/15/14 (a)                           283,575
                                                                                                 -----------
                                                                                                 $   402,925
                                                                                                 -----------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


         Principal   S&P/Moody's
            Amount   Ratings
           USD ($)   (unaudited)                                                                       Value
                                     Construction Materials - 0.2%
           120,000   B-/B2           U.S. Concrete, Inc., 8.375%, 4/1/14                         $   119,700
                                                                                                 -----------
                                     Diversified Chemical - 0.9%
           130,000   B/B2            Basell Finance Co., 8.1%, 3/15/27 (144A)                    $   118,300
EURO       100,000   B-/B2           Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                126,877
EURO       145,000   B-/B2           Nell AF Sarl, 8.375%, 8/15/15 (144A)                            196,726
           160,000   B-/B2           Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)                167,200
                                                                                                 -----------
                                                                                                 $   609,103
                                                                                                 -----------
                                     Diversified Metals & Mining - 0.9%
            70,000   B-/B3           American Rock Salt Co., LLC, 9.5%, 3/15/14                  $    70,788
           100,000   BBB/Baa3        Vale Overseas, Ltd., 6.25%, 1/11/16                              99,187
           400,000   BBB/Baa3        Vale Overseas, Ltd., 8.25%, 1/17/34                             467,880
                                                                                                 -----------
                                                                                                 $   637,855
                                                                                                 -----------
                                     Forest Products - 0.2%
           205,000   CCC+/B2         Ainsworth Lumber, 6.75%, 3/15/14 (a)                        $   152,469
                                                                                                 -----------
                                     Total Materials                                             $ 2,363,483
                                                                                                 -----------
                                     Capital Goods - 2.2%
                                     Building Products - 0.4%
           235,000   B+/B2           Builders Firstsource, Inc., 9.61%, 2/15/12 (b)              $   237,938
                                                                                                 -----------
                                     Construction & Engineering - 0.2%
           160,000   B+/Ba3          Dycom Industries, 8.125%, 10/15/15                          $   166,400
                                                                                                 -----------
                                     Construction, Farm Machinery & Heavy Trucks - 0.7%
           130,000   B+/B1           Commercial Vehicle Group, 8.0%, 7/1/13                      $   129,675
           270,000   B+/B2           Greenbrier Co., Inc., 8.375%, 5/15/15                           272,025
            65,000   B/B3            Titan Wheel International, Inc., 8.0%, 1/15/12                   66,788
                                                                                                 -----------
                                                                                                 $   468,488
                                                                                                 -----------
                                     Electrical Component & Equipment - 0.2%
           200,000   NR/NR           Power Contract Financing LLC, 0.0%, 2/5/10 (144A)           $   166,000
                                                                                                 -----------
                                     Industrial Machinery - 0.2%
           150,000   B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                   $   156,750
                                                                                                 -----------
                                     Trading Companies & Distributors - 0.5%
           325,000   BBB-/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                  $   318,962
                                                                                                 -----------
                                     Total Capital Goods                                         $ 1,514,538
                                                                                                 -----------
                                     Commercial Services & Supplies - 1.5%
                                     Diversified Commercial Services - 0.9%
           500,000   B-/B3           NCO Group, Inc., 10.23%, 11/15/13 (144A) (b)                $   501,250
           145,000   B-/B3           Park-Ohio Industries, Inc., 8.375%, 11/15/14                    139,563
                                                                                                 -----------
                                                                                                 $   640,813
                                                                                                 -----------
                                     Environmental & Facilities Services - 0.5%
            80,000   BB-/Ba3         Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                 $    88,343
           240,000   CCC+/Caa1       Hydrochem Industrial Service, 9.25%, 2/15/13 (144A)             247,200
                                                                                                 -----------
                                                                                                 $   335,543
                                                                                                 -----------
                                     Office Services & Supplies - 0.1%
            90,000   CCC/B3          Nutro Products, Inc., 9.37%, 10/15/13 (144A) (b)            $    95,004
                                                                                                 -----------
                                     Total Commercial Services & Supplies                        $ 1,071,360
                                                                                                 -----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


         Principal   S&P/Moody's
            Amount   Ratings
           USD ($)   (unaudited)                                                                       Value
                                    Transportation - 0.4%
                                    Marine - 0.4%
            85,000   BB+/NR         CMA CGM SA, 7.25%, 2/1/13 (144A)                             $    86,700
           125,000   BB-/Ba3        Stena AB, 7.0%, 12/1/16                                          125,000
            40,000   B-/B3          Trailer Bridge, Inc., 9.25%, 11/15/11                             40,900
                                                                                                 -----------
                                                                                                 $   252,600
                                                                                                 -----------
                                    Total Transportation                                         $   252,600
                                                                                                 -----------
                                    Automobiles & Components - 0.3%
                                    Auto Parts & Equipment - 0.3%
           170,000   B/B3           Baldor Electric, 8.625%, 2/15/17                             $   179,775
                                                                                                 -----------
                                    Total Automobiles & Components                               $   179,775
                                                                                                 -----------
                                    Consumer Durables & Apparel - 1.0%
                                    Footwear - 0.1%
            58,000   BB-/B1         Brown Shoe Co., Inc., 8.75%, 5/1/12                          $    60,610
                                                                                                 -----------
                                    Homebuilding - 0.9%
            95,000   BBB-/BBB       C10 Capital SPV, Ltd., 6.722%, 12/31/49 (b)                  $    92,423
           170,000   BBB-/NR        C8 Capital SPV, Ltd., 6.64%, 12/31/49 (b)                        166,960
           238,000   BB/Ba2         Meritage Homes Corp., 6.25%, 3/15/15                             211,820
           130,000   BB/Ba3         Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)                   136,175
                                                                                                 -----------
                                                                                                 $   607,378
                                                                                                 -----------
                                    Total Consumer Durables & Apparel                            $   667,988
                                                                                                 -----------
                                    Consumer Services - 0.7%
                                    Casinos & Gaming - 0.7%
EURO        50,000   AAA/Aaa        Lottomatica S.p.A, 8.25%, 3/31/66 (144A)                     $    72,553
           225,000   B/Ba3          Station Casinos, Inc., 6.625%, 3/15/18                           193,500
           250,000   CCC+/B3        Tropicana Finance Corp., 9.625%, 12/15/14 (144A)                 240,624
                                                                                                 -----------
                                                                                                 $   506,677
                                                                                                 -----------
                                    Total Consumer Services                                      $   506,677
                                                                                                 -----------
                                    Media - 1.0%
                                    Broadcasting & Cable TV - 0.7%
           250,000   BB+/Ba2        C&M Finance, Ltd., 8.1%, 2/1/16 (144A)                       $   253,750
           210,000   B-/B2          Kabel Deutschland GMBH, 10.625%, 7/1/14                          229,950
                                                                                                 -----------
                                                                                                 $   483,700
                                                                                                 -----------
                                    Movies & Entertainment - 0.3%
           185,000   B+/Ba2         Corp Interamer De Entret, 8.875%, 6/14/15 (144A)             $   193,325
                                                                                                 -----------
                                    Total Media                                                  $   677,025
                                                                                                 -----------
                                    Food, Beverage & Tobacco - 0.6%
                                    Brewers - 0.6%
            90,000   B+/Ba3         Cerveceria Nacio, 8.0%, 3/27/14 (144A)                       $    92,700
           220,000   BBB/Baa1       Cia Brasileira de Bebida, 8.75%, 9/15/13                         250,250
            80,000   BBB/Baa1       Cia Brasileira de Bebida, 10.5%, 12/15/11                         94,000
                                                                                                 -----------
                                                                                                 $   436,950
                                                                                                 -----------
                                    Total Food, Beverage & Tobacco                               $   436,950
                                                                                                 -----------
                                    Health Care Equipment & Services - 0.3%
                                    Health Care Facilities - 0.1%
            65,000   BB-/B2         HCA, Inc., 9.625%, 11/15/16                                  $    69,875
                                                                                                 -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


         Principal   S&P/Moody's
            Amount   Ratings
           USD ($)   (unaudited)                                                                       Value
                                     Health Care Services - 0.2%
           165,000   CCC+/B3         Rural/Metro Corp., 9.875%, 3/15/15                          $   173,663
                                                                                                 -----------
                                     Total Health Care Equipment & Services                      $   243,538
                                                                                                 -----------
                                     Pharmaceuticals & Biotechnology - 0.4%
                                     Biotechnology - 0.2%
           200,000   B-/B3           Angiotech Pharmaceutical, 7.75%, 4/1/14                     $   188,500
                                                                                                 -----------
                                     Pharmaceuticals - 0.2%
           116,000   B-/Caa1         Warner Chilcott Corp., 8.75%, 2/1/15                        $   119,190
                                                                                                 -----------
                                     Total Pharmaceuticals & Biotechnology                       $   307,690
                                                                                                 -----------
                                     Banks - 2.0%
                                     Diversified Banks - 2.0%
           100,000   NR/Ba2          ALB Finance BV, 9.25%, 9/25/13                              $    99,880
           160,000   B/Ba1           ATF Bank JSC, 9.25%, 4/12/12 (144A)                             170,374
           100,000   B+/Ba1          ATF Capital BV, 9.25%, 2/21/14 (144A)                           106,500
           135,000   BB+/Baa2        Kazkommerts International BV, 8.0%, 11/3/15                     131,126
           150,000   BB-/Ba2         Russian Stand Bank, 7.5%, 10/7/10 (144A)                        144,750
           200,000   NR/NR           Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                      204,278
           100,000   BB+/Baa2        TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                        96,880
           240,000   BB+/Baa2        TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                         247,440
           175,000   BB/Baa3         Turanalem Finance BV, 8.5%, 2/10/15 (144A)                      170,415
                                                                                                 -----------
                                                                                                 $ 1,371,643
                                                                                                 -----------
                                     Total Banks                                                 $ 1,371,643
                                                                                                 -----------
                                     Diversified Financials - 2.5%
                                     Consumer Finance - 1.1%
           235,000   B/B1            Ford Motor Credit Co., 5.7%, 1/15/10                        $   224,507
            35,000   B/B1            Ford Motor Credit Co., 5.8%, 1/12/09                             34,260
           250,000   A/A2            SLM Corp., 5.33%, 4/18/08 (b)                                   248,500
           320,000   BBB+/A2         SLM Corp., 4.04%, 7/25/14 (b)                                   254,400
                                                                                                 -----------
                                                                                                 $   761,667
                                                                                                 -----------
                                     Specialized Finance - 1.4%
           288,000   NR/Baa3         Alfa Div Pymt Rights Fin, 7.26%, 12/15/11 (144A) (b)        $   288,000
EURO       210,000   B-/B2e          Ceva Group Plc, 8.5%, 12/1/14 (144A)                            274,967
           130,000   BB/Ba2          Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)                        125,944
           180,000   BB/Ba2          NSG Holdings, LLC, 7.75%, 12/15/25 (144A)                       181,800
           120,000   CCC+/B2         Sally Holdings, 9.25%, 11/15/14 (144A)                          120,300
                                                                                                 -----------
                                                                                                 $   991,011
                                                                                                 -----------
                                     Total Diversified Financials                                $ 1,752,678
                                                                                                 -----------
                                     Insurance - 2.1%
                                     Life & Health Insurance - 0.4%
           300,000   B/B2            Presidential Life Corp., 7.875%, 2/15/09                    $   300,000
                                                                                                 -----------
                                     Multi-Line Insurance - 0.7%
           300,000   BB+/Ba1         Hanover Insurance Group, 7.625%, 10/15/25                   $   311,772
           140,000   BB+/Baa3        Liberty Mutual Group, 7.0%, 3/15/37 (144A)                      134,437
                                                                                                 -----------
                                                                                                 $   446,209
                                                                                                 -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal   S&P/Moody's
    Amount   Ratings
   USD ($)   (unaudited)                                                                    Value
                              Property & Casualty Insurance - 0.5%
  285,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                    $   289,256
   80,000     BBB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                           85,050
                                                                                      -----------
                                                                                      $   374,306
                                                                                      -----------
                              Reinsurance - 0.5%
  365,000     BBB/NR          Platinum Underwriters Holding, 7.5%, 6/1/17             $   375,747
                                                                                      -----------
                              Total Insurance                                         $ 1,496,262
                                                                                      -----------
                              Real Estate - 1.1%
                              Real Estate Management & Development - 0.2%
  125,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                 $   125,938
                                                                                      -----------
                              Real Estate Investment Trusts - 0.9%
  120,000     BB-/Ba2         BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $   120,450
   95,000     B/B1            Crescent Real Estate, 9.25%, 4/15/09                         97,197
  340,000     AAA/Aaa         Trustreet Properties, Inc., 7.5%, 4/1/15                    365,887
   90,000     BB+/Ba2         Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)           90,675
                                                                                      -----------
                                                                                      $   674,209
                                                                                      -----------
                              Total Real Estate                                       $   800,147
                                                                                      -----------
                              Technology Hardware & Equipment - 0.6%
                              Communications Equipment - 0.2%
  105,000     NR/NR           Mastec, Inc., 7.625%, 2/1/17                            $   105,263
                                                                                      -----------
                              Technology Distributors - 0.4%
  311,000     BB+/Ba1         Anixter International Corp., 5.95%, 3/1/15              $   290,785
                                                                                      -----------
                              Total Technology Hardware & Equipment                   $   396,048
                                                                                      -----------
                              Telecommunication Services - 1.9%
                              Integrated Telecommunication Services - 0.8%
  140,000     B-/B2           Eschelon Operating Co., 8.375%, 3/15/10                 $   135,275
  200,000     B-/B3           PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                 202,500
  110,000     B-/B3           Stratos Global Corp., 9.875%, 2/15/13                       116,875
   63,000     NR/Baa3         Tele Norte Leste Participacoes, 8.0%, 12/18/13               66,150
                                                                                      -----------
                                                                                      $   520,800
                                                                                      -----------
                              Wireless Telecommunication Services - 1.1%
  260,000     NR/B3           Digicel, Ltd., 9.25%, 9/1/12 (144A)                     $   273,975
  240,000     B-/B3           Intelsat Intermediate, 0.0%, 2/1/15                         197,400
  290,000     B/B1            True Move Co., Ltd., 10.75%, 12/16/13 (144A)                307,400
                                                                                      -----------
                                                                                      $   778,775
                                                                                      -----------
                              Total Telecommunication Services                        $ 1,299,575
                                                                                      -----------
                              Utilities - 0.9%
                              Electric Utilities - 0.7%
  270,725     NR/Ba1          Juniper Generation, 6.79%, 12/31/14 (144A)              $   266,781
  250,000     BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)            240,020
                                                                                      -----------
                                                                                      $   506,801
                                                                                      -----------
                              Gas Utilities - 0.2%
  125,000     BB/Ba1          Southern Union Co., 7.2%, 11/1/66                       $   125,165
                                                                                      -----------
                              Total Utilities                                         $   631,966
                                                                                      -----------
                              TOTAL CORPORATE BONDS
                              (Cost $17,861,680)                                      $18,282,629
                                                                                      -----------



The accompanying notes are an integral part of these financial statements.    11

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


     Principal
        Amount
       USD ($)                                                                                 Value
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 54.8%
   1,356,562     Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 4/1/35                 $ 1,278,885
     490,215     Federal Home Loan Mortgage Corp., 5.0%, 5/1/34 - 6/1/36                     460,200
   1,921,097     Federal Home Loan Mortgage Corp., 5.5%, 10/1/16 - 2/1/37                  1,857,877
     406,875     Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 6/1/35                     406,403
     284,330     Federal National Mortgage Association, 4.0%, 7/1/18                         264,619
   1,122,527     Federal National Mortgage Association, 4.5%, 5/1/20 - 9/1/35              1,038,533
   7,351,066     Federal National Mortgage Association, 5.0%, 10/1/20 - 7/1/37             6,935,166
      42,846     Federal National Mortgage Association, 5.429%, 12/1/36                       42,845
   1,750,663     Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/36              1,696,189
      53,430     Federal National Mortgage Association, 5.575%, 1/1/37                        53,162
     329,645     Federal National Mortgage Association, 6.0%, 7/1/17 - 12/1/33               328,317
     800,000     Federal National Mortgage Association, 6.375%, 8/15/07                      678,045
      12,640     Federal National Mortgage Association, 6.5%, 7/1/31 - 2/1/32                 12,703
         968     Federal National Mortgage Association, 7.0%, 9/1/29                           1,003
       1,826     Government National Mortgage Association I, 7.0%, 3/15/31                     1,903
     104,064     Government National Mortgage Association II, 5.5%, 3/20/34                  101,009
     193,687     Government National Mortgage Association II, 6.0%, 11/20/33                 193,066
   1,152,956     Government National Mortgage Association, 4.5%, 9/15/33 - 3/15/36         1,058,616
     565,127     Government National Mortgage Association, 5.0%, 12/15/34 - 4/15/35          535,305
   5,732,787     Government National Mortgage Association, 5.5%, 10/15/19 - 3/15/37        5,572,337
     684,192     Government National Mortgage Association, 6.0%, 5/15/17 - 8/15/34           683,632
      84,932     Government National Mortgage Association, 6.5%, 3/15/29 - 1/15/33            86,687
         330     Government National Mortgage Association, 7.0%, 3/15/31                         344
       8,710     Government National Mortgage Association, 7.5%, 5/15/23                       9,077
     335,000     U.S. Treasury Bond, 4.5%, 11/30/11                                          329,295
     240,000     U.S. Treasury Bond, 4.625%, 11/15/16                                        232,594
     720,000     U.S. Treasury Bond, 6.25%, 8/15/23                                          799,482
   1,269,532     U.S. Treasury Inflation Notes, 1.875%, 7/15/15                            1,199,708
     687,146     U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                652,413
   4,457,358     U.S. Treasury Inflation Notes, 2.375%, 1/15/17                            4,351,843
     613,932     U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                607,073
     675,000     U.S. Treasury Notes, 4.25%, 11/15/14                                        644,045
     450,000     U.S. Treasury Notes, 4.25%, 8/15/15                                         426,973
   2,315,000     U.S. Treasury Notes, 4.5%, 11/15/15                                       2,232,889
     265,000     U.S. Treasury Notes, 4.875%, 2/15/12                                        264,669
   1,200,000     U.S. Treasury Notes, 5.0%, 2/15/11                                        1,205,437
     777,000     U.S. Treasury Notes, 5.375%, 2/15/31                                        797,882
     770,000     U.S. Treasury Notes, 5.5%, 8/15/28                                          798,815
     520,000     U.S. Treasury Strip, 0.0%, 11/15/13                                         380,131
                                                                                         -----------
                                                                                         $38,219,172
                                                                                         -----------
                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                 (Cost $38,805,731)                                                      $38,219,172
                                                                                         -----------



12    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           Principal  S&P/Moody's
              Amount  Ratings
             USD ($)  (unaudited)                                                                                          Value
                                   FOREIGN GOVERNMENT BONDS - 4.5%
ITL      195,000,000  B+/B2        Banco Nac De Desen Econo, 8.0%, 4/28/10                                        $   145,840
SEK        3,445,000  AAA/Aaa      Government of Sweden, 5.25%, 3/15/11                                               516,533
SEK        2,955,000  NR/NR        Government of Sweden, 5.5%, 10/8/12                                                451,964
SEK        2,150,000  NR/NR        Government of Sweden, 8.0%, 8/15/07                                                315,733
JPY       79,522,400  NR/NR        Japan Government, 1.1%, 12/10/16                                                   637,509
NOK        1,500,000  AAA/Aaa      Norwegian Government, 5.5%, 5/15/09                                                254,954
NOK        1,320,000  AAA/Aaa      Norwegian Government, 6.0%, 5/16/11                                                229,231
AUD          532,000  AAA/Aaa      Ontario Province, 5.5%, 4/23/13                                                    421,094
AUD          207,000  AAA/Aaa      Queensland Treasury, 6.0%, 8/14/13                                                 169,856
                                                                                                                   -----------
                                                                                                                   $ 3,142,714
                                                                                                                   -----------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $2,869,597)                                                              $ 3,142,714
                                                                                                                  -----------
                                   MUNICIPAL BONDS - 0.5%
                                   Muni Airport - 0.4%
175,000               B/B3         New Jersey Economic Development Authority Special Facility Revenue,
                                   7.0%, 11/15/30                                                                 $   185,388
 50,000               B/B3         New Jersey Economic Development Authority, 6.25%, 9/15/29                           51,546
100,000               NR/NR        Wayne Charter (In Escrow), 0.0%, 12/1/15                                                --
                                                                                                                  -----------
                                                                                                                  $   236,934
                                                                                                                  -----------
                                   Muni Utilities - 0.1%
 60,000               AAA/Aaa      San Antonio Texas Electric & Gas, 8.12%, 2/1/19 (144A) (b)                     $    74,879
                                                                                                                  -----------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $251,459)                                                                $   311,813
                                                                                                                  -----------
                                   SENIOR FLOATING RATE LOAN INTERESTS - 2.3%**
                                   Materials - 0.5%
                                   Paper Packaging - 0.1%
 97,607               BB+/Ba2      Georgia-Pacific LLC, Term B Loan, 7.11% 12/20/12                               $    97,941
                                                                                                                  -----------
                                   Precious Metals & Minerals - 0.4%
250,000               BB-/BA3      Algoma Steel, Inc., First Lien Term Loan, 2.5%, 6/20/14                        $   250,625
                                                                                                                  -----------
                                   Total Materials                                                                $   348,566
                                                                                                                  -----------
                                   Health Care Equipment & Services - 0.9%
                                   Health Care Facilities - 0.9%
370,000               BB-/Ba3      Community Health Systems, Inc., Senior Unsecured Bridge Loan, 2.5%, 4/19/08    $   369,075
 31,609               B+/Ba2       Sun Healthcare Group, Inc., Delayed Draw Term Loan, 4.93%, 4/19/14                  31,701
 40,230               B+/Ba2       Sun Healthcare Group, Inc., Synthetic LC Loan, 5.26%, 4/19/14                       40,347
178,161               B+/Ba2       Sun Healthcare Group, Inc., Term Loan, 7.355%, 4/19/14                             178,681
                                                                                                                  -----------
                                                                                                                  $   619,804
                                                                                                                  -----------
                                   Total Health Care Equipment & Services                                         $   619,804
                                                                                                                  -----------
                                   Diversified Financials - 0.3%
                                   Diversified Financial Services - 0.3%
250,000               B+/B2        J.G.Wentworth, LLC, First Lien Term Loan, 7.61%, 4/4/14                        $   248,750
                                                                                                                  -----------
                                   Total Diversified Financials                                                   $   248,750
                                                                                                                  -----------
                                   Technology Hardware & Equipment - 0.4%
                                   Electronic Equipment & Instruments - 0.4%
248,743               NR/NR        Sally Holdings, LLC, Term B Loan, 7.86%, 11/18/13                              $   250,176
                                                                                                                  -----------
                                   Total Technology Hardware & Equipment                                          $   250,176
                                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------


Principal         S&P/Moody's
   Amount         Ratings
  USD ($)        (unaudited)                                                                                             Value
                                   Semiconductors - 0.1%
                                   Semiconductors - 0.1%
99,500            BB+/NR           Freescale Semiconductor, Inc., Term Loan, 7.11%, 11/29/13                        $    98,686
                                                                                                                    -----------
                                   Total Semiconductors                                                             $    98,686
                                                                                                                    -----------
                                   Utilities - 0.1%
                                   Independent Power Producer & Energy Traders - 0.1%
45,962            BB/Ba1           NRG Holdings, Inc., HoldCo Delayed Draw Loan, 2.5%, 6/8/14                       $    45,675
                                                                                                                    -----------
                                   Total Utilities                                                                  $    45,675
                                                                                                                    -----------
                                   TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                   (Cost $1,614,789)                                                                $ 1,611,657
                                                                                                                    -----------
Shares
                                    COMMON STOCK - 0.1%
                                   Transportation - 0.1%
                                   Trucking - 0.1%
2,070                              Northwest Airlines*(a)                                                           $    45,954
                                                                                                                    -----------
                                   Total Transportation                                                             $    45,954
                                                                                                                    -----------
                                   TOTAL COMMON STOCK
                                   (Cost $78,683)                                                                   $    45,954
                                                                                                                    -----------
                                   RIGHTS/WARRANTS - 0.0%
                                   Transportation - 0.0%
                                   Railroads - 0.0%
210                                Atlantic Express Transportation, Exp. 4/15/08                                    $       315
                                                                                                                    -----------
                                   Total Transportation                                                             $       315
                                                                                                                    -----------
                                   TOTAL RIGHTS/WARRANTS
                                   (Cost $0)                                                                        $       315
                                                                                                                    -----------
                                   TEMPORARY CASH INVESTMENTS - 3.3%
                                   Repurchase Agreement - 2.6%
$1,800,000                         Lehman Brothers, 4.00%, dated 6/29/07, repurchase price of $1,800,000 plus accrued interest on 7/2/07, collateralized by $2,822,000 U.S. Treasury Bill,
                                   3.625%, 1/15/08                                                                  $ 1,800,000
                                                                                                                    -----------
Shares
                                   Security Lending Collateral - 0.7%
503,963                            Securities Lending Investment Fund, 5.28%                                        $   503,963
                                                                                                                    -----------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $2,303,963)                                                                $ 2,303,963
                                                                                                                    -----------
                                   TOTAL INVESTMENT IN SECURITIES - 96.2%
                                   (Cost $66,968,417)                                                               $67,091,982
                                                                                                                    -----------
                                   OTHER ASSETS AND LIABILITIES - 3.8%                                              $ 2,685,854
                                                                                                                    -----------
                                   TOTAL NET ASSETS - 100.0%                                                        $69,777,836
                                                                                                                    ===========

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       June 30, 2007, the value of these securities amounted to $11,886,058 or 17.0% of total net assets.
NR     Not rated by either S&P or Moody's.

14    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a)  At June 30, 2007, the following securities were out on loan:


     Principal
        Amount     Description                               Value
      $202,950     Ainsworth Lumber, 6.75%, 3/15/14        $150,944
       282,150     Georgia Gulf Corp., 9.5%, 10/15/14       280,739
        Shares
         2,049     Northwest Airlines *                      45,488
                                                           --------
                   Total                                   $477,171
                                                           ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD    Australian Dollar
EURO   Euro
ITL    Italian Lira
JPY    Japanese Yen
NOK    Norwegian Krone
SEK    Swedish Krone

The accompanying notes are an integral part of these financial statements.    15

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   Six Months
                                                     Ended
                                                    6/30/07     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                           (unaudited)    12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Net asset value, beginning of period               $  10.80      $ 10.76      $ 11.26      $ 11.01      $  9.67      $ 9.33
                                                    -------      -------      -------      -------      -------      ------
Increase (decrease) from investment operations:
 Net investment income                             $   0.29      $  0.55      $  0.61      $  0.60      $  0.62      $ 0.65
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                               (0.09)       0.12         (0.31)       0.47          1.38        0.32
                                                   --------      -------      -------      -------      -------      ------
  Net increase from investment operations          $   0.20      $  0.67      $  0.30      $  1.07      $  2.00      $ 0.97
Distributions to shareowners:
 Net investment income                                (0.28)       (0.58)       (0.64)       (0.66)       (0.66)      (0.63)
 Net realized gain                                    (0.06)       (0.05)       (0.16)       (0.16)          --          --
                                                   --------      -------      -------      -------      -------      ------
  Net increase (decrease) in net asset value       $  (0.14)     $  0.04     $  (0.50)     $  0.25      $  1.34      $ 0.34
                                                   --------      -------     --------      -------      -------      ------
Net asset value, end of period                     $  10.66      $ 10.80     $ 10.76       $ 11.26      $ 11.01      $ 9.67
                                                   ========      =======     ========      =======      =======      ======
Total return*                                          1.88%        6.48%        2.74%       10.25%       21.24%     10.72%
Ratio of net expenses to average net assets+           0.84%**      0.83%        0.89%        1.03%        1.25%      1.25%
Ratio of net investment income to average
 net assets+                                           5.25%**      5.13%        5.57%        5.52%        5.95%       6.75%
Portfolio turnover rate                                  76%**        44%          46%          53%          68%         50%
Net assets, end of period (in thousands)           $ 17,249      $18,989     $ 20,662      $20,814      $19,312     $14,692
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                          0.84%**      0.83%        0.89%        1.03%        1.25%       1.62%
 Net investment income                                 5.25%**      5.13%        5.57%        5.52%        5.95%       6.38%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                          0.84%**      0.83%        0.89%        1.03%        1.25%       1.25%
 Net investment income                                 5.25%**      5.13%        5.57%        5.52%        5.95%       6.75%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                     Six Months
                                                       Ended                                                       5/1/03 (a)
                                                      6/30/07       Year Ended     Year Ended     Year Ended           to
Class II                                            (unaudited)      12/31/06       12/31/05       12/31/04         12/31/03
Net asset value, beginning of period                $  10.80        $  10.76        $ 11.26        $ 11.01         $ 10.41
                                                    --------        --------        -------        -------         -------
Increase (decrease) from investment operations:
 Net investment income                              $   0.26        $   0.51        $  0.55        $  0.55         $  0.41
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                                (0.07)           0.14          (0.28)          0.49            0.62
                                                    --------        --------        -------        -------         -------
  Net increase from investment operations           $   0.19        $   0.65        $  0.27        $  1.04         $  1.03
Distributions to shareowners:
 Net investment income                                 (0.27)          (0.56)         (0.61)         (0.63)          (0.43)
 Net realized gain                                     (0.06)          (0.05)         (0.16)         (0.16)             --
                                                    --------        --------        -------        -------         -------
  Net increase (decrease) in net asset value        $  (0.14)       $   0.04        $ (0.50)       $  0.25         $  0.60
                                                    --------        --------        -------        -------         -------
Net asset value, end of period                      $  10.66        $  10.80        $ 10.76        $ 11.26         $ 11.01
                                                    ========        ========        =======        =======         =======
Total return*                                           1.76%           6.24%          2.49%          9.95%          10.90%(b)
Ratio of net expenses to average net assets+            1.08%**         1.07%          1.14%          1.29%           1.49%**
Ratio of net investment income to average
 net assets+                                            5.03%**         4.88%          5.30%          5.49%           5.08%**
Portfolio turnover rate                                   76%**           44%            46%            53%             68%
Net assets, end of period (in thousands)            $ 52,529        $ 48,052       $ 40,045        $25,027       $   3,663
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                           1.08%**         1.07%          1.14%          1.29%           1.49%**
 Net investment income                                  5.03%**         4.88%          5.30%          5.49%           5.08%**

(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of
 $477,171) (cost $66,968,417)                                                          $ 67,091,982
 Foreign currencies, at value (cost $2,956,993)                                           3,013,787
 Receivables --
 Investment securities sold                                                                 355,593
 Fund shares sold                                                                            34,364
 Dividends, interest and foreign taxes withheld                                             790,275
 Other                                                                                          417
                                                                                       ------------
  Total assets                                                                         $ 71,286,418
                                                                                       ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                       $    697,619
 Fund shares repurchased                                                                     97,939
 Upon return of securities loaned                                                           503,964
 Forward foreign currency portfolio hedge contracts, open - net                              20,477
 Due to bank                                                                                153,998
 Due to affiliates                                                                            7,646
 Accrued expenses                                                                            26,939
                                                                                       ------------
  Total liabilities                                                                    $  1,508,582
                                                                                       ------------
NET ASSETS:
 Paid-in capital                                                                       $ 68,958,202
 Undistributed net investment income                                                        548,065
 Accumulated net realized gain on investments                                               109,304
 Net unrealized gain on:
 Investments                                                                                123,565
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                      38,700
                                                                                       ------------
  Total net assets                                                                     $ 69,777,836
                                                                                       ------------
NET ASSET VALUE PER SHARE:
Class I:
(No par value, unlimited number of shares authorized)
 Net assets                                                                            $ 17,248,681
 Shares outstanding                                                                       1,618,356
                                                                                       ------------
 Net asset value per share                                                             $      10.66
Class II:
(No par value, unlimited number of shares authorized)
 Net assets                                                                            $ 52,529,155
 Shares outstanding                                                                       4,928,564
                                                                                       ------------
 Net asset value per share                                                             $      10.66



18    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                      Six Months
                                                                                        Ended
                                                                                       6/30/07
INVESTMENT INCOME:
 Interest                                                                            $2,068,739
 Income on securities loaned, net                                                           612
                                                                                     ----------
  Total investment income                                                            $2,069,351
                                                                                     ----------
EXPENSES:
 Management fees                                                                     $  220,431
 Transfer agent fees and expenses                                                         1,509
 Distribution fees (Class II)                                                            62,416
 Administrative reimbursements                                                            7,631
 Custodian fees                                                                          14,142
 Professional fees                                                                       19,083
 Printing expense                                                                         6,658
 Fees and expenses of nonaffiliated trustees                                              3,282
 Miscellaneous                                                                            9,586
                                                                                     ----------
  Total expenses                                                                     $  344,738
                                                                                     ----------
   Net investment income                                                             $1,724,613
                                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                         $  154,647
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                 (44,679)
                                                                                     ----------
                                                                                     $  109,968
                                                                                     ----------
 Change in net unrealized gain (loss) from:
 Investments                                                                         $ (755,472)
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                  63,313
                                                                                     ----------
                                                                                     $ (692,159)
                                                                                     ----------
 Net loss on investments and foreign currency transactions                           $ (582,191)
                                                                                     ----------
 Net increase in net assets resulting from operations                                $1,142,422
                                                                                     ==========



The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                             Six Months
                                                                                                Ended
                                                                                               6/30/07          Year Ended
                                                                                             (unaudited)         12/31/06
FROM OPERATIONS:
Net investment income                                                                       $  1,724,613      $   3,104,185
Net realized gain on investments and foreign currency transactions                               109,968            769,465
Change in net unrealized gain (loss) on investments and foreign currency transactions           (692,159)            27,775
                                                                                            ------------      -------------
  Net increase in net assets resulting from operations                                      $  1,142,422      $   3,901,425
                                                                                            ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.28 and $0.58 per share, respectively)                                          $   (470,425)     $  (1,059,142)
 Class II ($0.27 and $0.56 per share, respectively)                                           (1,253,802)        (2,235,620)
Net realized gain
 Class I ($0.06 and $0.05 per share, respectively)                                               (97,901)           (95,758)
 Class II ($0.06 and $0.05 per share, respectively)                                             (289,780)          (211,483)
                                                                                            ------------      -------------
  Total distributions to shareowners                                                        $ (2,111,908)     $  (3,602,003)
                                                                                            ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  9,996,105      $  13,951,457
Reinvestment of distributions                                                                  2,107,788          3,570,906
Cost of shares repurchased                                                                    (8,397,151)       (11,488,616)
                                                                                            ------------      -------------
  Net increase in net assets resulting from
    Fund share transactions                                                                 $  3,706,742      $   6,033,747
                                                                                            ------------      -------------
  Net increase in net assets                                                                $  2,737,256      $   6,333,169
NET ASSETS:
Beginning of period                                                                           67,040,580         60,707,411
                                                                                            ------------      -------------
End of period                                                                               $ 69,777,836      $  67,040,580
                                                                                            ============      =============
Undistributed net investment income, end of period                                          $    548,065      $     547,679
                                                                                            ============      =============


20   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I
      shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
      Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
      (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
      (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
      shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
      (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
      (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
      Allocation Portfolio)(Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
      Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
      Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The investment objective of the Portfolio is to produce a high level of current income.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Information regarding the Portfolio's principal investment risks is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2006, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings (accumulated losses) as of December 31, 2006, on a tax basis.


--------------------------------------------------------------------------------
                                                                            2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                      $3,453,073
 Long-Term capital gain                                                  148,930
                                                                      ----------
                                                                      $3,602,003
 Return of Capital                                                            --
                                                                      ----------
  Total distributions                                                 $3,602,003
                                                                      ==========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                                        $  623,950
 Undistributed long-term gain/(capital loss carryforward)                287,651
 Unrealized appreciation (depreciation)                                  877,519
                                                                      ----------
   Total                                                              $1,789,120
                                                                      ==========

--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the mark to market of foreign currency contracts and the accrued interest on defaulted bonds.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                    (continued)

   Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $2,555 was payable to PIM related to management fees, administrative reimbursements and certain other services, and is included in due to affiliates.

3. Transfer Agent
(PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $4,377 in transfer agent fees payable to PIMSS at June 30, 2007.


4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $714 payable to PFD at June 30, 2007.


5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


--------------------------------------------------------------------------------------------
                                                                                   Net
                                                  Gross           Gross       Appreciation/
                                 Tax Cost     Appreciation    Depreciation    (Depreciation)
--------------------------------------------------------------------------------------------
 Strategic Income Portfolio    $66,979,134     $1,187,351     $ (1,074,503)      $112,848
                               ===========     ==========     =============      ========
--------------------------------------------------------------------------------------------



6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $5,879,605 and $9,605,231, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were $25,852,280 and $15,991,489, respectively.

7. Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:


----------------------------------------------------------------------------------------------
                                   '07 Shares     '07 Amount
Strategic Income Portfolio        (unaudited)    (unaudited)     '06 Shares      '06 Amount
----------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                          81,958    $    891,629       232,122      $  2,485,261
 Reinvestment of distributions        52,280         564,189       105,161         1,123,803
 Shares repurchased                 (273,288)     (2,954,831)     (500,163)       (5,370,642)
                                    --------    ------------      --------      ------------
   Net decrease                     (139,050)   $ (1,499,013)     (162,880)     $ (1,761,578)
                                    --------    ------------      --------      ------------
 CLASS II:
 Shares sold                         839,435    $  9,104,476     1,068,521      $ 11,466,196
 Reinvestment of distributions       143,097       1,543,599       229,026         2,447,103
 Shares repurchased                 (501,425)     (5,442,320)     (571,426)       (6,117,974)
                                    --------    ------------     ---------      ------------
   Net increase                      481,107    $  5,205,755       726,121      $  7,795,325
                                    --------    ------------     ---------      ------------
----------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts
During the six months ended June 30, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.


As of June 30, 2007, outstanding forward Portfolio hedge contracts were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                                         Net
                                                                                                      Unrealized
                                     Contracts to       In Exchange    Settlement                        Gain
Currency                                Deliver             For           Date           Value          (Loss)
-----------------------------------------------------------------------------------------------------------------
 Australian Dollar     AUD          (1,265,000)      $(1,052,986)      9/6/07      $(1,070,950)     $(17,964)
 Swiss Franc           CHF             230,000           186,182      8/13/07          188,910         2,728
 Euro                  EURO           (177,000)         (237,919)     7/11/07         (239,677)       (1,758)
 Euro                  EURO           (139,496)         (186,182)     8/13/07         (189,115)       (2,933)
 British Pound         GBP             335,000           663,736      8/14/07          672,051         8,315
 British Pound         GBP            (335,000)         (663,736)     8/14/07         (672,051)       (8,865)
-----------------------------------------------------------------------------------------------------------------




9. New Pronouncements
   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Vincent Nave, Treasurer                             Mary K. Bush
Dorothy E. Bourassa, Secretary                      Margaret B.W. Graham
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19636-01-0807



                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                                  Pioneer Value VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Value VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                8
  Notes to Financial Statements                                      12
  Trustees, Officers and Service Providers                           17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               95.7%
Depositary Receipts for International Stocks      2.5%
International Common Stocks                       1.8%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                       27.4%
Health Care                                      19.0%
Consumer Staples                                 11.4%
Information Technology                            9.7%
Industrials                                       9.0%
Energy                                            8.0%
Telecommunication Services                        6.7%
Consumer Discretionary                            4.8%
Utilities                                         2.1%
Materials                                         1.9%


Five Largest Holdings
(As a percentage of equity holdings)

1.        Schering-Plough Corp.                    5.82%
2.        Bristol-Myers Squibb Co.                 5.23
3.        Merck & Co., Inc.                        4.62
4.        American International Group, Inc.       4.46
5.        Verizon Communications, Inc.             4.31

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/07
--------------------------------------------------------------------------------

Prices and Distributions

                               6/30/07      12/31/06
Net Asset Value per Share     14.98       $ 15.08


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 6/30/07)          Income         Capital Gains     Capital Gains
                            $ 0.2254       $   -             $ 1.1017

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

               Pioneer
              Value VCT
              Portfolio,     Russell 1000
               Class II      Value Index
5/03            10,000          10,000
6/04            12,002          12,265
6/06            14,063          15,682
6/07            16,863          19,111

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Life-of-Class
(5/1/03)                                         14.31%
1 Year                                           19.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value VCT Portfolio

Based on actual returns from January 1, 2007 through June 30, 2007.

Share Class                                                           II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                                $ 1,000.00
Ending Account Value on 6/30/07                                  $ 1,080.70
Expenses Paid During Period*                                     $     5.62

* Expenses are equal to the Portfolio's annualized expense ratio of 1.09% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2007 through June 30, 2007.

Share Class                                                           II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/07                                $ 1,000.00
Ending Account Value on 6/30/07                                  $ 1,019.39
Expenses Paid During Period*                                     $     5.46

* Expenses are equal to the Portfolio's annualized expense ratio of 1.09% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/07
--------------------------------------------------------------------------------

In the following interview, Aaron Clark, Pioneer Value VCT Portfolio's Portfolio Manager, discusses the factors that influenced performance during the six months ended June 30, 2007.

Q.   How did the Portfolio perform during the first half of 2007?

A. For the six months ended June 30, 2007, the Portfolio's Class II shares had a total return of 8.07% at net asset value. The Portfolio outperformed the 6.23% return of its benchmark, the Russell 1000 Value Index, as well as the 7.00% average return of the 99 portfolios in its Lipper peer group, Large Cap Value Funds.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   In what areas did the Portfolio produce the strongest performance?

A. Our stock picks generated the largest degree of outperformance in the health care sector. The leading contributor was pharmaceutical company Schering-Plough. Our initial purchase was based on our belief that Schering was a turnaround candidate, and the view has since been borne out, as the company has reported rising sales, better profit margins, and an improved pipeline of new drugs. Its shares climbed from $23.64 to $30.44 during the semiannual period, and that had a positive impact on Portfolio performance since Schering, at almost 5.5% of assets, is our largest holding. Also in pharmaceuticals, the robust gains of both Bristol-Myers Squibb and Merck provided a boost to returns. Believing all three stocks remain undervalued, we continue to hold them in the Portfolio.

     The financials sector was another area of strong performance. The leading contributor was Unum, a long-time Portfolio holding that we initially purchased on turnaround expectations. As with Schering-Plough, our view on Unum has also been borne out, as the company's metrics have been improving and they have elected to securitize some of their underperforming assets, thereby freeing up capital that can be put to work elsewhere.(1) Unum's shares moved from $20.78 to $26.11 over the past six months. Also performing well was Nikko Cordial, a Japanese brokerage firm whose shares fell sharply in early 2007 on worries that it would be de-listed from the Tokyo Stock Exchange. Seeing the short-term disruption as an opportunity to buy shares in a company with strong long-term fundamentals, we established a position in February. The decision paid off quickly, as the company was purchased about one month later by Citigroup at a substantial premium to its share price at the time.

Q.   What were some holdings that detracted from performance?

A. Our holdings in the industrials sector lagged, due primarily to our decision to initiate a position in U.S. Airways in late March. Although we made this purchase at a price we believed to be very attractive, the stock continued to decline due to broader concerns about rising energy prices and slower economic growth. We continue to like U.S. Airways as a long-term holding.

     The energy sector also proved problematic for the Portfolio. We have remained underweight in the group due to our inability to find more than a few stocks that fit our strict valuation criteria. The sector has continued to perform well, however, and so our lack of ownership in stocks such as ExxonMobil and Valero Energy caused the Portfolio to lose some ground versus its benchmark.

1 Securitization is the process of converting assets into marketable securities - such as bonds backed by such assets - that can be sold to raise cash.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What notable changes did you make to the Portfolio throughout the reporting period?

A. While market volatility is a negative for short-term investors, we look at it as an outstanding opportunity to purchase discounted shares in companies that we believe are attractively valued. That was the case with First Marblehead, which services and securitizes student loans. During February and March, the company's shares were hit by broad-based concerns about the potential for rising loan defaults in the United States. We viewed that as a short-term issue, and capitalized on the chance to purchase shares of this fast-growing company at a reasonable valuation.

     Another new position for the Portfolio is retailer The Gap. Its shares have been depressed by concerns about its product mix, but that is an issue that can - and in our view, will - be fixed by its new management team. The company sports a strong balance sheet, high free cash flow, and a very recognizable brand. In our view, these factors make The Gap's stock undervalued at recent levels.

Q.   Do you have any closing thoughts for investors?

A. We continue to employ fundamental research to build a portfolio of 40-to-60 stocks whose prices, in our view, do not fully reflect the intrinsic value of the underlying companies. We believe our focus on purchasing shares in undervalued, higher-quality companies can hold the Portfolio in good stead in any market environment.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

 Shares                                                             Value
              COMMON STOCKS - 97.7%
              Energy - 7.8%
              Integrated Oil & Gas - 7.8%
 30,100       Chevron Corp.                                   $ 2,535,624
 20,176       ConocoPhillips                                    1,583,816
 17,800       USX-Marathon Group, Inc.                          1,067,288
                                                              -----------
                                                              $ 5,186,728
                                                              -----------
              Total Energy                                    $ 5,186,728
                                                              -----------
              Materials - 1.8%
              Diversified Metals & Mining - 1.3%
 10,907       Freeport-McMoRan Copper & Gold, Inc.
              (Class B)                                       $   903,318
                                                              -----------
              Gold - 0.5%
  8,000       Newmont Mining Corp.                            $   312,480
                                                              -----------
              Total Materials                                 $ 1,215,798
                                                              -----------
              Capital Goods - 6.6%
              Industrial Conglomerates - 6.6%
 19,300       3M Co.                                          $ 1,675,047
 38,000       General Electric Co.                              1,454,640
 36,463       Tyco International, Ltd.                          1,232,085
                                                              -----------
                                                              $ 4,361,772
                                                              -----------
              Total Capital Goods                             $ 4,361,772
                                                              -----------
              Transportation - 2.2%
              Airlines - 1.4%
 30,100       US Airways*                                     $   911,127
                                                              -----------
              Railroads - 0.8%
 10,900       Norfolk Southern Corp.                          $   573,013
                                                              -----------
              Total Transportation                            $ 1,484,140
                                                              -----------
              Retailing - 4.7%
              Apparel Retail - 1.1%
 37,200       Gap, Inc.                                       $   710,520
                                                              -----------
              Home Improvement Retail - 2.4%
 39,800       Home Depot, Inc.                                $ 1,566,130
                                                              -----------
              Internet Retail - 1.2%
 28,500       Expedia, Inc.*                                  $   834,765
                                                              -----------
              Total Retailing                                 $ 3,111,415
                                                              -----------
              Food & Drug Retailing - 3.5%
              Food Retail - 1.4%
 33,500       Kroger Co.                                      $   942,355
                                                              -----------
              Hypermarkets & Supercenters - 2.1%
 28,570       Wal-Mart Stores, Inc.                           $ 1,374,503
                                                              -----------
              Total Food & Drug Retailing                     $ 2,316,858
                                                              -----------
              Food, Beverage & Tobacco - 5.2%
              Packaged Foods & Meats - 1.9%
 21,300       General Mills, Inc.                             $ 1,244,346
                                                              -----------
              Tobacco - 3.3%
 31,750       Altria Group, Inc.                              $ 2,226,945
                                                              -----------
              Total Food, Beverage & Tobacco                  $ 3,471,291
                                                              -----------
              Household & Personal Products - 2.4%
              Household Products - 2.4%
 23,800       Kimberly-Clark Corp.                            $ 1,591,982
                                                              -----------
              Total Household &
              Personal Products                               $ 1,591,982
                                                              -----------
              Health Care Equipment & Services - 1.1%
              Health Care Equipment - 1.1%
 48,400       Boston Scientific Corp.*                        $   742,456
                                                              -----------
              Total Health Care
              Equipment & Services                            $   742,456
                                                              -----------
              Pharmaceuticals & Biotechnology - 17.4%
              Pharmaceuticals - 17.4%
107,420       Bristol-Myers Squibb Co.                        $ 3,390,175
 60,100       Merck & Co., Inc.                                 2,992,980
 55,100       Pfizer, Inc.                                      1,408,907
123,970       Schering-Plough Corp.                             3,773,647
                                                              -----------
                                                              $11,565,709
                                                              -----------
              Total Pharmaceuticals &
              Biotechnology                                   $11,565,709
                                                              -----------
              Banks - 6.0%
              Diversified Banks - 1.0%
 12,880       Wachovia Corp.                                  $   660,100
                                                              -----------
              Thrifts & Mortgage Finance - 5.0%
 26,000       Freddie Mac                                     $ 1,578,200
 40,618       Washington Mutual, Inc.                           1,731,952
                                                              -----------
                                                              $ 3,310,152
                                                              -----------
              Total Banks                                     $ 3,970,252
                                                              -----------
              Diversified Financials - 11.6%
              Asset Management & Custody Banks - 1.8%
 90,000       Invesco Plc                                     $ 1,168,123
                                                              -----------
              Consumer Finance - 2.5%
 43,000       The First Marblehead Corp.                      $ 1,661,520
                                                              -----------
              Investment Banking & Brokerage - 2.2%
 17,220       Merrill Lynch & Co., Inc.                       $ 1,439,248
                                                              -----------
              Other Diversified Financial Services - 5.1%
 30,924       Bank of America Corp.                           $ 1,511,874
 37,034       Citigroup, Inc.                                   1,899,474
                                                              -----------
                                                              $ 3,411,348
                                                              -----------
              Total Diversified Financials                    $ 7,680,239
                                                              -----------
              Insurance - 9.2%
              Life & Health Insurance - 2.7%
 69,695       Unum Group                                      $ 1,819,736
                                                              -----------

6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                             Value
              Multi-Line Insurance - 4.4%
 41,258       American International Group, Inc.              $ 2,889,296
                                                              -----------
              Property & Casualty Insurance - 2.1%
 22,409       Allstate Corp.                                  $ 1,378,378
                                                              -----------
              Total Insurance                                 $ 6,087,410
                                                              -----------
              Technology Hardware & Equipment - 8.7%
              Communications Equipment - 3.3%
 29,000       Motorola, Inc.                                  $   513,300
 58,248       Nokia Corp. (A.D.R.)                              1,637,351
                                                              -----------
                                                              $ 2,150,651
                                                              -----------
              Computer Hardware - 5.4%
 42,200       Dell, Inc.*                                     $ 1,204,810
 29,600       Hewlett-Packard Co.                               1,320,752
 10,300       IBM Corp.                                         1,084,075
                                                              -----------
                                                              $ 3,609,637
                                                              -----------
              Total Technology
              Hardware & Equipment                            $ 5,760,288
                                                              -----------
              Semiconductors - 0.8%
 37,300       Advanced Micro Devices, Inc.*                   $   533,390
                                                              -----------
              Total Semiconductors                            $   533,390
                                                              -----------
              Telecommunication Services - 6.6%
              Integrated Telecommunication Services - 6.6%
 38,185       AT&T Corp.                                      $ 1,584,678
 67,800       Verizon Communications, Inc.                      2,791,325
                                                              -----------
                                                              $ 4,376,003
                                                              -----------
              Total Telecommunication Services                $ 4,376,003
                                                              -----------
              Utilities - 2.1%
              Electric Utilities - 2.1%
 24,590       Edison International                            $ 1,379,991
                                                              -----------
              Total Utilities                                 $ 1,379,991
                                                              -----------
              TOTAL COMMON STOCKS
              (Cost $54,362,817)                              $64,835,722
                                                              -----------
              TOTAL INVESTMENT IN SECURITIES - 97.7%
              (Cost $54,362,817)                              $64,835,722
                                                              -----------
              OTHER ASSETS AND
              LIABILITIES - 2.3%                              $ 1,532,696
                                                              -----------
              TOTAL NET ASSETS - 100.0%                       $66,368,418
                                                              ===========

(A.D.R.) American Depositary Receipt
*        Non-income producing security.

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                  Ended
                                                                 6/30/07       Year Ended   Year Ended   Year Ended   5/1/03 (a)
Class II                                                       (unaudited)      12/31/06     12/31/05     12/31/04   to 12/31/03
Net asset value, beginning of period                             $  15.08       $  13.92     $  13.40     $  12.04     $  10.00
                                                                 --------       --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                           $   0.13       $   0.21     $   0.02     $   0.02     $   0.01
 Net realized and unrealized gain on investments, options and
  foreign currency transactions                                      1.10           1.77         0.60         1.36         2.03
                                                                 --------       --------     --------     --------     --------
  Net increase from investment operations                        $   1.23       $   1.98     $   0.62     $   1.38     $   2.04
Distributions to shareowners:
 Net investment income                                              (0.23)         (0.03)        (0.01)      (0.01)           -
 Net realized gain                                                  (1.10)         (0.79)        (0.09)      (0.01)           -
                                                                 --------       --------     --------     --------     --------
 Net increase (decrease) in net asset value                      $  (0.10)      $   1.16     $   0.52     $   1.36     $   2.04
                                                                 --------       --------     --------     --------     --------
 Net asset value, end of period                                  $  14.98       $  15.08     $  13.92     $  13.40     $  12.04
                                                                 ========       ========     ========     ========     ========
Total return*                                                        8.07%         15.04%        4.67%       11.40%       20.40%
Ratio of net expenses to average net assets+                         1.09%**        1.12%        1.34%        1.50%        1.50%**
Ratio of net investment income to average net assets+                1.50%**        1.38%        0.63%        0.27%        0.27%**
Portfolio turnover rate                                                24%**          96%         208%          52%          24%
Net assets, end of period (in thousands)                         $ 66,368       $ 68,094     $ 71,136     $ 10,879     $  1,695
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.09%**        1.12%        1.43%        3.61%       10.93%**
 Net investment income (loss)                                        1.50%**        1.38%        0.54%       (1.85)%      (9.16)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.09%**        1.12%        1.34%        1.50%        1.50%**
 Net investment income                                               1.50%**        1.38%        0.63%        0.27%        0.27%**

+    Ratios with no reduction for fees paid indirectly.
(a)  Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $54,362,817)             $ 64,835,722
 Cash                                                                   894,115
 Receivables -
 Investment securities sold                                             912,569
 Dividends, interest and foreign taxes withheld                          89,668
 Other                                                                    1,284
                                                                   ------------
  Total assets                                                     $ 66,733,358
                                                                   ------------
LIABILITIES:
 Payables -
 Investment securities purchased                                   $    175,255
 Fund shares repurchased                                                140,676
 Due to affiliates                                                        3,949
 Accrued expenses                                                        45,060
                                                                   ------------
  Total liabilities                                                $    364,940
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $ 59,039,109
 Undistributed net investment income                                    493,974
 Accumulated undistributed net realized loss                         (3,637,570)
 Net unrealized gain on investments                                  10,472,905
                                                                   ------------
  Total net assets                                                 $ 66,368,418
                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class II:
 (No par value, unlimited number of shares authorized)
 Net assets                                                        $ 66,368,418
 Shares outstanding                                                   4,431,677
                                                                   ------------
 Net asset value per share                                         $      14.98


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             Six
                                                                            Months
                                                                            Ended
                                                                           6/30/07
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $6,134)                    $   822,710
 Interest                                                                    32,089
                                                                        -----------
  Total investment income                                               $   854,799
                                                                        -----------
EXPENSES:
 Management fees                                                        $   231,102
 Transfer agent fees and expenses                                               739
 Distribution fees (Class II)                                                82,536
 Administrative reimbursements                                                7,428
 Custodian fees                                                              11,041
 Professional fees                                                           17,455
 Printing expenses                                                            5,402
 Fees and expenses of nonaffiliated trustees                                  3,678
 Miscellaneous                                                                1,260
                                                                        -----------
  Total expenses                                                        $   360,641
                                                                        -----------
  Net expenses                                                          $   360,641
                                                                        -----------
   Net investment income                                                $   494,158
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                            $ 1,891,884
 Written options closed/expired                                              37,441
 Other assets and liabilities denominated in foreign currencies              (7,949)
                                                                        -----------
                                                                        $ 1,921,376
                                                                        -----------
 Change in net unrealized gain from investments                         $ 2,621,987
                                                                        -----------
   Net gain on investments, options and foreign currency transactions   $ 4,543,363
                                                                        -----------
   Net increase in net assets resulting from operations                 $ 5,037,521
                                                                        ===========


10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six
                                                                                             Months
                                                                                             Ended             Year
                                                                                            6/30/07           Ended
                                                                                          (unaudited)       12/31/06
FROM OPERATIONS:
Net investment income                                                                     $    494,158    $    943,971
Net realized gain on investments, options and foreign currency transactions                  1,921,376       6,737,411
Change in net unrealized gain on investments, options and foreign currency transactions      2,621,987       1,924,060
                                                                                          ------------    ------------
  Net increase in net assets resulting from operations                                    $  5,037,521    $  9,605,442
                                                                                          ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II ($0.23 and $0.03 per share, respectively)                                       $   (922,136)   $   (145,013)
Net realized gain
 Class II ($1.10 and $0.79 per share, respectively)                                         (4,507,177)     (3,614,807)
                                                                                          ------------    ------------
  Total distributions to shareowners                                                      $ (5,429,313)   $ (3,759,820)
                                                                                          ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $    460,428    $  3,513,464
Reinvestment of distributions                                                                5,429,324       3,759,820
Cost of shares repurchased                                                                  (7,223,333)    (16,161,055)
                                                                                          ------------    ------------
  Net decrease in net assets resulting from Fund share transactions                       $ (1,333,581)   $ (8,887,771)
                                                                                          ------------    ------------
  Net decrease in net assets                                                              $ (1,725,373)   $ (3,042,149)
NET ASSETS:
Beginning of period                                                                         68,093,791      71,135,940
                                                                                          ------------    ------------
End of period                                                                             $ 66,368,418    $ 68,093,791
                                                                                          ============    ============
Undistributed net investment income, end of period                                        $    493,974    $    921,952
                                                                                          ============    ============


   The accompanying notes are an integral part of these financial statements. 11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Value VCT Portfolio (the Portfolio), is a Portfolio of Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, twelve of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio
       (Small Cap Value Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
       (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
       (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio
       (Real Estate Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio
       (Equity Income Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio
       (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio
       (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)
       (Class II shares only)
   Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio)(Class II shares only)
   Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
   Pioneer Bond VCT Portfolio (Bond Portfolio)
       (Class I shares only)
   Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
       shares only)
   Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
   Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
       Allocation Portfolio)
       (Class II shares only)
   Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
       Allocation Portfolio)
   Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
       Allocation Portfolio) (Class II shares only)
   Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The investment objective of the Portfolio is to seek reasonable income and capital growth.

Information concerning the Portfolio's principal investment risk is contained in the Portfolio's prospectus(es). Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The financial statements and financial highlights of all other Portfolios are presented in separate books.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At June 30, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2007, there were no open forward foreign currency contracts.

D.   Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2006, the Portfolio had a net capital loss carryforward of $5,325,505, of which the following amounts will expire between 2009 and 2010 if not utilized: $2,659,000 in 2009 and $2,666,505 in
     2010.

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the distributions paid during the fiscal year ended December 31, 2006 and the components of distributable earnings as of December 31, 2006, on a tax basis.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                            $  145,013
 Long-Term capital gain                                      3,614,807
                                                            ----------
  Total distributions                                       $3,759,820
                                                            ==========
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income                              $  921,952
 Undistributed long-term gain                                4,506,896
 Capital loss carryforward from AmSouth                    (5,325,505)
 Unrealized appreciation (depreciation)                      7,617,758
                                                            ----------
  Total                                                     $7,721,101
                                                            ==========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $387,266 in commissions on the sale of Trust shares for the six months ended June 30, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Option Writing

     When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options that expire unexercised are treated by the Portfolio on the expiration date as a realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security currency in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2007, $2,638 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.30% of the average daily net assets attributable to class II shares.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $399 in transfer agent fees payable to PIMSS at June 30, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in due to affiliates is $912 payable to PFD at June 30, 2007.

5.   Aggregate Unrealized Appreciation and Depreciation

At June 30, 2007, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------
                                          Gross            Gross             Net
                        Tax Cost       Appreciation     Depreciation     Appreciation
---------------------------------------------------------------------------------------
Value Portfolio      $54,596,007      $11,351,178       $ (878,273)     $10,239,745
                     ===========      ===========       ==========      ===========
---------------------------------------------------------------------------------------

6.   Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2007, were $7,612,404 and $13,195,286, respectively.

7.   Capital Shares

At June 30, 2007, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2007 and the fiscal year ended December 31, 2006:

----------------------------------------------------------------------------------------------------------
                                     '07 Shares     '07 Amount
Value Portfolio                     (unaudited)     (unaudited)        '06 Shares      '06 Amount
----------------------------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                            29,913      $    460,428         255,454      $   3,513,464
 Reinvestment of distributions         359,558         5,429,324         283,332          3,759,820
 Shares repurchased                   (472,118)       (7,223,333)     (1,134,886)       (16,161,055)
                                      -------------------------------------------------------------
  Net decrease                         (82,647)     $ (1,333,581)       (596,100)     $  (8,887,771)
                                      =============================================================
----------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Value VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/07 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

8.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President                      John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Vincent Nave, Treasurer                            Mary K. Bush
Dorothy E. Bourassa, Secretary                     Margaret B.W. Graham
                                                   Thomas J. Perna
                                                   Marguerite A. Piret
                                                   John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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                            This page for your notes.

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                            This page for your notes.

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                            This page for your notes.

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                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19629-01-0807



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 29, 2007

* Print the name and title of each signing officer under his or her signature.